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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-7978

ING Mayflower Trust

(Exact name of registrant as specified in charter)

7337 E. Doubletree Ranch Rd., Scottsdale, AZ 85258
(Address of principal executive offices)      (Zip code)

CT Corporation System, 101 Federal Street, Boston, MA 02110
(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end:       October 31

Date of reporting period:       November 1, 2009 to April 30, 2010

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Semi-Annual Report

April 30, 2010

Classes A, B, C, I, O, R and W

Global Equity Funds

■  ING Global Equity Dividend Fund
■  ING Global Natural Resources Fund
■  ING Global Real Estate Fund
■  ING Global Value Choice Fund

International Equity Funds

■  ING Asia-Pacific Real Estate Fund
■  ING Emerging Countries Fund
■  ING European Real Estate Fund
■  ING Foreign Fund
■  ING Greater China Fund
■  ING Index Plus International Equity Fund
■  ING International Capital Appreciation Fund
■  ING International Real Estate Fund

■	ING International SmallCap Multi-Manager Fund
■  ING International Value Fund
■  ING International Value Choice Fund
■  ING Russia Fund

Global and International Fixed-Income Funds

■  ING Global Bond Fund

International Fund-of-Funds

■  ING Diversified International Fund

       E-Delivery Sign-up — details inside

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

   MUTUAL FUNDS

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You will be notified by e-mail when these communications become available on the internet. Documents that are not available on the internet will continue to be sent by mail.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Funds use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Funds’ website at www.ingfunds.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov. Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds’ website at www.ingfunds.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330; and is available upon request from the Funds by calling Shareholder Services toll-free at (800) 992-0180.

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PRESIDENT’S LETTER

Greek Tragedy: Again!

Dear Shareholder,

As overused as it may be at this point, the metaphor really is apt: ironic parallels exist between ancient Greek drama and today’s sovereign crisis. A common theme of Greek tragedy is that capricious events lead people to make poor decisions. Following the logic of the situation, the characters go on to mismanage their affairs so badly that the gods are forced to intervene. In ancient Greek theatre, the gods came to the rescue by descending on a platform lowered from above the stage. In today’s drama, this role is filled by the European Central Bank (“ECB”), and the platform comes complete with a thundering Zeus (in the form of Germany), who, as in ancient times, scolds the Greeks for their errant ways as he reorders their affairs.

Is there a lesson to be drawn from these parallels, other than that life imitates art? I think there are two, in fact: the first is that a bad start can often lead to a bad outcome. When Greece joined the euro zone as a “peripheral” nation, its economy was not competitive with core members such as France and Germany. By joining the currency bloc, Greece forfeited control of its monetary policy to the ECB; stripped of the ability to devalue its currency or lower interest rates, Athens was left with only painful choices to resolve its fiscal problems.

The second lesson is that individuals, nations or currency zones seldom let the “unthinkable” occur. In life, as in art, the worst possible outcome is letting things get totally out of control. For all its grandstanding, the ECB never really had the option of abandoning Greece without also giving up on the euro.

A common element of tragedy is the failure of local authority and its pre-emption by outside powers. Here in the United States, as we contemplate the European sovereign debt crisis and attempt to gauge its impact on our fortunes, we need to remember that we too are deeply in debt to outsiders. For now, we’re seen as a safe haven, but if we continue to avoid addressing our own budget deficit, at some point we could find ourselves facing the hostility of the global debt markets.

All the more reason, if you are a U.S.-based investor, to make sure your long-term investment program is well diversified globally. As the global economy continues to recover from the recession, economic regions are likely to fare differently, and you want the potential to benefit from those differentials.

We have long recommended a broadly diversified asset mix as most likely to serve your financial needs. Should you choose to add to your portfolio’s global diversification, please discuss prospective changes thoroughly with your investment advisor before taking action.

Thank you for your continued confidence in ING Funds. We look forward to serving your investment needs in the future.

Sincerely,

Shaun P. Mathews
President and Chief Executive Officer
ING Funds
May 13, 2010

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

International investing poses special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

For more complete information, or to obtain a prospectus for any ING Fund, please call your investment professional or ING Funds Distributor, LLC at (800) 992-0180 or log on to www.ingfunds.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

Market Perspective:  Six Months Ended April 30, 2010

In the first half of the new fiscal year, despite various shocks to confidence, global equities in the form of the MSCI World Indexsm(1) measured in local currencies, including net reinvested dividends (“MSCI” for regions discussed below), returned 12.17%. (The MSCI World Indexsm(1) returned 9.40% for the six months ended April 30, 2010, measured in U.S. dollars.)

If investors were close to despair in late 2008 and the beginning of 2009, then from early-March 2009 they started to take comfort from a few “green shoots” of less bad news in a financial world that remained fraught with danger. The prices of risky assets rebounded sharply.

But by the end of October the mood had changed again. Few investors still believed that the global financial system was on the verge of collapse. Most accepted glumly that governments and central banks had pulled it from the brink by supporting failing institutions at enormous fiscal cost, swollen further by measures to bolster demand against the recession that followed the credit crisis. But stimulative programs must end, interest and tax rates must rise, over-extended households must cut back. Whether consumer and business demand could recover quickly and firmly enough to sustain a new cycle of growth, was the nagging doubt that kept investor sentiment fragile through April, even if the worst of the crisis had passed.

Evidence of recovery continued to build, with the inevitable “ifs” and “buts”.

The housing market had always been in the eye of the financial storm, which broke not long after home prices started to fall in January 2007 (based on the Standard & Poor’s (“S&P”)/Case-Shiller 20-City Composite Home Price Index(2), year-over-year). After sliding for more than three years, a 0.6% annual increase was finally recorded in February 2010.

The employment situation has been slow to show real improvement. The unemployment rate peaked at 10.1% in October 2009 but was still as high as 9.7% in March 2010. That month payrolls were up by 162,000, the most since March 2007 and the third increase in five months. But 44.1% of the almost 15 million unemployed have been unemployed for at least 27 weeks. Wage growth remains understandably weak.

On the business front, there were bright spots in the purchasing managers’ indices, which by April indicated the fastest expansion in manufacturing since 2004 and in service industries since 2006.

U.S. gross domestic product (“GDP”) growth for the fourth quarter of 2009 was reported at 5.6% at an annual rate, a rousing performance flattered however, by inventory rebuilding which accounted for two thirds of it. The preliminary reading for the first quarter of 2010 was a better balanced 3.2%.

The most significant overseas news came from China and Greece. China, now the world’s biggest exporter, resumed GDP growth above 10% in the fourth quarter of 2009, tempered by over-investment and a property price bubble that caused the Bank of China repeatedly to restrict lending, thereby threatening global recovery. In profligate Greece, with a 2009 budget deficit of 13.6% and existing sovereign debt above 100% of GDP, default on billions of euro of maturing bonds loomed. Standard and Poor’s downgraded Greece’s long term debt to “junk” status. Eurozone countries, with no single voice, dithered on the need for a bail-out, its size, terms and the involvement of the International Monetary Fund (“IMF”). The yields on Greece’s government bonds ballooned. Signs of contagion to other high deficit countries like Portugal and Spain were visible and some feared for the future of the euro itself. On April 23, Greece, amid strikes and riots, officially called for a life-line, but by April 30 it still dangled out of reach.

This had a pronounced effect on currencies. The dollar rose 11.8% against the euro and 8.3% against the pound: another high budget-deficit currency, but just 3.4% against the yen. In addition, rumblings of discontent about China’s pegged exchange rate could be heard again on Capitol Hill.

In U.S. fixed income markets, the Barclays Capital U.S. Aggregate Bond Index(3) of investment grade bonds returned 2.54% in the six months through April, with investment grade corporates (represented by the Barclays Capital Corporate Investment Grade Bond Index(4)) returning 4.83% and outperforming Treasuries (represented by the Barclays Capital U.S. Treasury Index(5)) which returned 0.89%, while high yield bonds (represented by the Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index(6)) did better still with a return of 11.60%.

U.S. equities, represented by the S&P 500® Composite Stock Price (“S&P 500®”) Index(7) including dividends, surged 15.66% in the first half of the fiscal year, with mostly improving company earnings and economic reports vying for supremacy in investors’ minds with European sovereign debt problems, Chinese lending

Market Perspective:  Six Months Ended April 30, 2010

restrictions and some unexpected legal and legislative attacks on banks. After nine straight quarters of annual decline, S&P 500® profits increased substantially in the fourth quarter of 2009 and the first quarter of 2010, leading to higher future estimates and more attractive valuations.

In international markets, the MSCI Japan® Index(8) returned 11.89% for the six months through April, its export-oriented industries supported by a rebounding global economy. There remained much to worry about however, with prices falling for 13 months and wages for 21 months before recording a gain in March. The MSCI Europe ex UK® Index(9) added 7.06%, but declined in April, unnerved by Greece’s refinancing problems and the broader, deeper dangers. Despite stalled GDP growth in the fourth quarter of 2009, consumer sentiment was improving and the closely-watched composite manufacturing/service industries purchasing managers’ index reached the highest level since August 2007. The MSCI UK® Index(10) gained 11.77%, despite an April pull-back. The U.K. had to wait until the fourth quarter of 2009 for GDP growth, 0.4%, while investors faced the deflationary prospect of a 10.87% budget deficit, against which decisive action would be difficult after a probably inconclusive election result. But the weaker pound was boosting exports and U.K. stocks were among the cheapest in Europe.
(1) The MSCI World Indexsm is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.

(2) The S&P/Case-Shiller 20-City Composite Home Price Index is a composite index of the home price index for the top 20 Metropolitan Statistical Areas in the United States. The index is published monthly by Standard & Poor’s.

(3) The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

(4) The Barclays Capital Corporate Investment Grade Bond Index is the corporate component of the Barclays Capital U.S. Credit Index. The U.S. Credit Index includes publicly-issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. The index includes both corporate and non-corporate sectors. The corporate sectors are industrial, utility and finance, which includes both U.S. and non-U.S. corporations.

(5) The Barclays Capital U.S. Treasury Index is an unmanaged index that includes public obligations of the U.S. Treasury. Treasury bills, certain special issues, such as state and local government series bonds (SLGs), as well as U.S. Treasury TIPS and STRIPS, are excluded.

(6) The Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index is an unmanaged index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.

(7) The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(8) The MSCI Japan® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.

(9) The MSCI Europe ex UK® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.

(10) The MSCI UK® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.

Parentheses denote a negative number.

All indices are unmanaged and investors cannot invest directly in an index. Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Funds’ performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.ingfunds.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

ING Global Equity Dividend Fund
Portfolio Managers’ Report

Country Allocation
as of April 30, 2010
(as a percent of net assets)

Portfolio holdings are subject to change daily.

ING Global Equity Dividend Fund (“Global Equity Dividend” or the “Fund”) seeks growth of capital with dividend income as a secondary consideration. The Fund is managed by Nicolas Simar, Head of Value/High Dividend, Moudy El Khodr, Senior Investment Manager Equities, and Kris Hermie, CFA, Senior Investment Manager of ING Investment Management Advisors B.V. — the Sub-Adviser.

Performance: For the six month period ended April 30, 2010, the Fund’s Class A shares, excluding sales charges, provided a total return of 8.63%, compared to the MSCI World IndexSM (1), which returned 9.40% for the same period.

Portfolio Specifics: The Fund’s underperformance for the period was largely attributable to fees and expenses. Currency positioning detracted, mostly because of an overweight to Europe and an underweight to Canada. Sector allocation detracted in most sectors. In contrast, favorable stock selection offset most of the adverse effects of currency positioning and sector allocation.

The sectors that detracted the most from relative results were consumer discretionary and healthcare. Weak stock selection in consumer discretionary hurt the most. Sector allocation in telecommunications and information technology also detracted. The Fund benefited from selection among consumer staples stocks.

Among the top contributing stocks to relative returns for the period were Hershey Co., Nintendo Co. Ltd. (“Nintendo”), Emerson Electric Co. and KT Corp. (Korean Telecom Corporation). In our view, Nintendo’s long-term fundamentals remain strong and the prospects of new products such as the 3D device and the push for new markets, e.g., senior customers with the Dsi XL device also are positive points. The Fund’s position in Sara Lee Corp. (“Sara Lee”) helped results. Sara Lee benefited from profits that beat the Street’s estimates; evidence of restructuring of their portfolio was also supportive. Besides selling certain assets, the company also is launching new products.

During the period, the Fund sold its position in Dow Chemical Co., mainly for valuation reasons after the stock rallied strongly. The Fund initiated a position in Japanese convenience store and supermarket operator Seven & I Holdings Co. Ltd., which posted significant gains during the period.

Most of the performance detractors relative to the benchmark were stocks that the Fund did not own. For example, the two biggest detractions came from not owning Apple Inc. or Bank of America Corp. On the other hand, two Fund holdings also hurt results: positions in Italian energy company ENI S.p.A. and UK real estate investment trust Land Securities Group PLC. The Fund sold Australian bank Suncorp-Metway Ltd. because of weak dividend sustainability. Our view was confirmed a few weeks later when the company disappointed the market by slashing its dividend.

During the period, market attention shifted to focus increasingly on macroeconomic perspectives. There was a “search for comfort” in macro numbers to confirm the recovery, but the news also brought sovereign risk back to the front burner. In addition to certain countries’ downgrades, the Dubai World story dragged down the global markets. Greece was the next center of attention as investors focused on the risks of its sovereign debt crisis spreading contagion to the weakest countries of the euro zone. These events increased market volatility.

Current Strategy and Outlook: Our outlook for the Fund remains positive. We believe investments in quality defensive stocks may give the Fund potential downside protection and lower volatility. Under current market conditions, these potential benefits could contribute to performance. Regardless of scenario, the Fund seeks to identify sectors or stocks where it may exploit temporary undervaluations to capture unrecognized value.

(1)	This MSCI World Indexsm is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings
as of April 30, 2010
(as a percent of net assets)

Pitney Bowes, Inc.	1.6%
Royal Dutch Shell PLC	1.6%
AT&T, Inc.	1.5%
Chevron Corp.	1.5%
Nintendo Co., Ltd.	1.5%
Pfizer, Inc.	1.5%
ENI S.p.A.	1.4%
BP PLC	1.4%
Sumitomo Mitsui Financial Group, Inc.	1.4%
McDonald’s Corp.	1.3%

Portfolio holdings are subject to change daily.

ING Global Natural Resources Fund
Portfolio Managers’ Report

Country Allocation
as of April 30, 2010
(as a percent of net assets)

Portfolio holdings are subject to change daily.

ING Global Natural Resources Fund (“Global Natural Resources” or the “Fund”) seeks to attain long-term capital appreciation. The Fund is managed by David Powers and Joseph Bassett, Portfolio Managers, of ING Investment Management Co. — the Sub-Adviser.*

Performance: For the six month period ended April 30, 2010, the Fund’s Class A shares, excluding sales charges, provided a total return of 12.47% compared to the Standard & Poor’s 500® Composite Stock Price Index(1) (“S&P 500® Index”) and the Standard & Poor’s (“S&P”) North American Natural Resources Sector Index(2) which returned 15.66% and 13.06%, respectively, for the same period.

Portfolio Specifics: The natural resources sector had positive returns for the reporting period but lagged the broader market rally. This was mostly due to weakness in energy stocks, particularly among the drillers. These companies underperformed due to the oil spill in the Gulf of Mexico, which hurt stocks such as Transocean Ltd. (“Transocean”). In addition, the Greek sovereign debt crisis and fears of a slowdown in Chinese demand hurt investor sentiment with regard to coal and consumable fuels. Returns were strong in the materials sector: companies in the precious metals and forest products sub-industries performed well due to the global economic recovery.

The Fund underperformed for the reporting period. Stock selection within materials was the primary driver of Fund performance. In particular, our picks in the steel and diversified metals and mining sub-sectors were favorable. Within the steel sub-sector, Cliffs Natural Resources Inc., an international mining company that produces iron ore, had the largest positive results as it continued to benefit from its sensitivity to the economic recovery and in turn to the recovery of the auto sector. In the diversified metals and mining sub-sector, Rio Tinto PLC (“Rio”) was among our strongest performers. The company’s share price rose as the company reduced its debt by half and restored dividend payments. In addition, Rio benefited from the sale of its Alcon divisions to Amcor Ltd.

Within energy, stock selection in the coal and consumable fuels sub-sector was beneficial, particularly our decision to own Alpha Natural Resources, Inc. — the stock rose on the back of a good earnings report. In addition, the Fund’s exposure to exploration and production companies such as Cimarex Energy Co. was favorable to returns. The stock rose with positive earnings and an increase in its quarterly cash dividend.

The Fund’s exposure to drilling company Transocean hurt results for the period. Transocean’s stock price fell in reaction to the oil spill in the Gulf of Mexico. In addition, not owning exploration and production company EOG Resources, Inc. detracted from performance. Also detracting from results was the Fund’s underweight of the gold sub-sector of materials. In particular, the Fund’s lack of exposure to Newmont Mining Corp. cost performance.

Current Strategy and Outlook: We continue to believe the long-term case for commodities remains intact. In our opinion, prices will be driven by industrialization and urbanization in emerging economies, and the global need for infrastructure spending. Nevertheless, the current global financial stress has caused a longer than estimated interruption in this secular theme. Since commodities fell sharply in 2008, not many projects have been undertaken to increase supply. As the global economy gradually improves, demand is likely to increase. Therefore, we believe that a finite supply and impending global growth resumption should put pressure on commodity prices, leading to solid return potential for this asset class going forward.

*	Effective April 19, 2010, Mr. Bassett replaced Christopher Corapi as a portfolio manager to the Fund.

(1)	The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States.

(2)	The S&P North American Natural Resources Sector Index (formerly, the S&P GSSI Natural Resources Index) is an unmanaged index and a market-capitalization weighted index of stocks designed to measure the performance of companies in the natural resources sector, which includes energy, precious metals, timber and other sub-sectors. Each sector index is a modified-capitalization weighted index, the constituents of which are selected according to objective screening criteria. The weight of a particular stock in each Sector Index is capped at a cap level determined on a sector-by-sector basis.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings
as of April 30, 2010
(as a percent of net assets)

ConocoPhillips	6.8%
ExxonMobil Corp.	6.6%
Schlumberger Ltd.	5.6%
Chevron Corp.	4.3%
Suncor Energy, Inc.	4.2%
Canadian Natural Resources Ltd.	3.9%
Apache Corp.	3.9%
Barrick Gold Corp.	3.2%
EnCana Corp.	2.9%
National Oilwell Varco, Inc.	2.8%

Portfolio holdings are subject to change daily.

ING Global Real Estate Fund
Portfolio Managers’ Report

Country Allocation
as of April 30, 2010
(as a percent of net assets)

Portfolio holdings are subject to change daily.

ING Global Real Estate Fund (“Global Real Estate” or the “Fund”) seeks to provide investors with high total return, consisting of capital appreciation and current income. The Fund is managed by T. Ritson Ferguson, Chief Investment Officer and Portfolio Manager, Steven D. Burton, Managing Director and Portfolio Manager and Joseph P. Smith, Managing Director and Portfolio Manager, of ING Clarion Real Estate Securities, LLC — the Sub-Adviser.

Performance: For the six month period ended April 30, 2010, the Fund’s Class A shares, excluding sales charges, provided a total return of 11.47% compared to the Standard & Poor’s (“S&P”) Developed Property Index(1), which returned 13.50% for the same period.

Portfolio Specifics: The past six months have been a period of positive total returns for global real estate stocks, represented by the S&P Developed Property Index, which have advanced by more than 13% as improving economic conditions and favorable capital market conditions have benefited investors. Macro-economic news has been choppy but, we believe on balance it supports the thesis that global economic conditions continue to improve. In the Asia-Pacific region, recent economic data (most notably in China and Singapore) is coming in ahead of consensus expectations and above those governments’ apparent comfort zone. Both the Singapore and Chinese governments have responded to the robust economic numbers with measures designed to curb liquidity and dampen demand — Singapore through its currency exchange rate and China by announcing a series of measures intended to curb speculative demand for residential properties. In the U.S., economic reports are beginning to provide evidence of a sustainable recovery as leading economic indicators are picking-up, consumer confidence is improving, and a positive jobs report (the first in two years) are being well-received by investors. In the European region, the European Central Bank efforts to deal with Greece’s debt problems have underwhelmed the markets thus far, and the emerging debt issues with Spain, Portugal, Ireland, and Italy cast a negative shadow on the strength of economic recovery from this region.

As a result of this dichotomy, central bank policy remains accommodative in the West but is tightening in the East. The Federal Reserve Bank, Bank of Canada, Bank of England and central banks in Europe ex-Scandinavia have kept policy rates on hold, while policy rates in the Asia-Pacific region on the other hand have an upward bias, with the exception of Japan. The delicate balance remains between Western markets (plus Japan) which are attempting to nurse growth back to a self-sustaining pace and Asian markets, which are attempting to cool economic growth that may be excessive. The ability for macro-economic policy to successfully support and sustain economic growth remains a critical backdrop to the recovery in property fundamentals.

Fund performance trailed the benchmark during the period, primarily as the result of country selection decisions. Underweight exposure to the outperforming U.S. and Canadian markets, along with the cash drag of a modest cash position in a positive market, accounted for the majority of the shortfall. In the European region, country selection benefited from an underweight to Continental Europe, which has underperformed in the face of increased concern regarding sovereign debt issues that have precipitated a decline in the Euro. In the Asia-Pacific region, the benefits of positive positioning in Japan and Singapore were offset by positioning in Hong Kong and Australia. Stock selection also hurt returns during the period as sub-par stock selection in the Asia-Pacific region, which was primarily focused in Hong Kong, more than offset positive stock selection in the U.S.

Current Strategy and Outlook: One of the most underestimated effects of the sharp recovery in credit and financial markets over the past year has been the extent to which capitalization rates or yields have compressed. While we believe yield compression to have largely run its course from trough levels, the risk remains to the upside (that yields firm further) as capital returns to the property sector and as property fundamentals continue to improve, however gradual. Listed property company management teams are getting back to the basics of running companies, which can grow earnings both via internal and external growth with a menu of financing alternatives at reasonable costs of capital. We believe that while the returns looking forward for a listed strategy cannot maintain the sharp pace of the last year, they will remain positive on the back of improving economic conditions and an associated improvement in property fundamentals.

The Fund continues to maintain a bias toward what we believe are high-quality companies and are avoiding exposure to countries at the center of the sovereign debt issues in Europe (specifically the countries and markets of Portugal, Italy, Ireland, Greece and Spain) and are also avoiding exposure to companies within the Asia-Pacific region that have significant exposure to China residential development. We remain overweight sectors and countries offering long-term leases and high percentages of earnings from recurring sources (primarily contract lease rental income). We prefer companies that we believe offer more transparency, strong balance sheets and good, experienced management teams.

(1)	The S&P Developed Property Index (formerly, the S&P/Citigroup BMI World Property Index) is an unmanaged float-adjusted index which defines and measure the investable universe of publicly traded property companies domiciled in developed countries that derive more than half of their revenue from property-related activities, such as property ownership, management, development, rental and investment.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings*
as of April 30, 2010
(as a percent of net assets)

Sun Hung Kai Properties Ltd.	5.7%
Mitsubishi Estate Co., Ltd.	4.1%
Mitsui Fudosan Co., Ltd.	3.9%
Vornado Realty Trust	3.1%
Cheung Kong Holdings Ltd.	2.9%
Macerich Co.	2.9%
Simon Property Group, Inc.	2.9%
Equity Residential	2.7%
Westfield Group	2.6%
Sumitomo Realty & Development Co., Ltd.	2.3%

*	Excludes short-term investments related to ING Institutional Prime Money Market Fund – Class I.

Portfolio holdings are subject to change daily.

ING Global Value Choice Fund
Portfolio Managers’ Report

Country Allocation
as of April 30, 2010
(as a percent of net assets)

Portfolio holdings are subject to change daily.

ING Global Value Choice Fund (“Global Value Choice” or the “Fund”) seeks long-term capital appreciation. The Fund is managed by David B. Iben, CFA, Portfolio Manager of Tradewinds Global Investors, LLC (“Tradewinds”) — the Sub-Adviser.

Performance: For the six month period ended April 30, 2010, the Fund’s Class A shares, excluding sales charges, provided a total return of 13.70% compared to the MSCI All Country World IndexSM (1) (“MSCI ACWI”) which returned 9.78% for the same period.

Portfolio Specifics: The Fund had positive absolute returns during the six month period ending April 30, 2010 and outperformed its benchmark, the MSCI ACWI.

Much of the Fund’s relative outperformance for the period was due to its investments in the materials and consumer staples sectors. The Fund’s return in the period was negatively impaired on a relative basis by its investments in the consumer discretionary and information technology sectors. The Fund continues to maintain a significant relative overweight in the materials sector and relative underweight in the financials sector.

Two of the period’s top absolute performers were from the materials sector. Canadian-based gold mining company Gabriel Resources Ltd. was the Fund’s top contributor to performance during the period. The company owns 80% of the Rosia Montana Project, one of the largest undeveloped gold projects in the world. In November, the company announced the addition of a major shareholder, and the news significantly lifted the company’s stock price. In addition, U.S.-based Newmont Mining Corp., with operations in Latin America, Africa, and Australia, was among the best contributors to performance.

Consumer staples sector holding Tyson Foods, Inc., a meat protein and food production company, also rallied during the period as a result of improved operating performance and significantly improved investor sentiment. Protein prices were higher on stronger demand and decreased supply, while margins have improved due to lower input costs.

Thales S.A., a French manufacturer of aerospace systems and industrial electronics products, was the Fund’s single largest detractor from performance during the period. The company’s shares declined notably in mid-February after the company reported fiscal year 2009 earnings results below analyst expectations and issued a cautious outlook for 2010. Despite the share price weakness, we believe the company’s long-term fundamentals, as well as its intrinsic value, remain the same. We took advantage of the security’s weakness and added to the position.

Another detractor from the Fund’s performance during the period was Cameco Corp. (“Cameco”). Cameco is the world’s largest uranium producer. Among other assets, the company owns the Cigar Lake mine in northern Saskatchewan’s Athabasca basin which we believe has the potential of providing about 10% of the world’s uranium supply when operation commences. The stock underperformed due to recent weakness in the mineral’s spot price. We also took the opportunity to add to this position in the period.

Current Strategy and Outlook: While we ended the period on a positive note, the questions for investors are many. Where are the next engines for growth? What type of fiscal measures will be needed for governments to gain control of their finances? In the U.S., what are the implications for corporate profits after the passage of sweeping healthcare legislation? Will the devaluation of currencies lead to higher inflation or will deflation take center stage? We believe that focusing on top down themes to construct investment portfolios can be a perilous exercise. For instance, risk avoidance was rewarded as much in 2008 as risk taking was in 2009. As measured by the S&P 500® Index, the top 50 performers in 2008 increased, on average, by less than 10% in 2009 while the bottom 50 performers in 2008 doubled in 2009. We believe that finding companies that trade at significant discounts to their intrinsic values is the key to delivering solid absolute and relative returns for investors. Understanding the dynamics of a business and focusing on those value opportunities that lay in franchise quality companies, in our view, will reward investors over time.

(1)	The MSCI ACWIsm is a free-float adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings*
as of April 30, 2010
(as a percent of net assets)

Newmont Mining Corp.	4.5%
Barrick Gold Corp.	4.4%
Nippon Telegraph & Telephone Corp.	4.0%
Cameco Corp.	2.8%
Thales S.A.	2.7%
Gabriel Resources Ltd.	2.1%
Wal-Mart Stores, Inc.	2.1%
Gold Fields Ltd.	2.0%
Pfizer, Inc.	2.0%
ERG S.p.A.	2.0%

*	Excludes short-term investments related to securities lending collateral and ING Institutional Prime Money Market Fund – Class I.

Portfolio holdings are subject to change daily.

ING Asia-Pacific Real Estate Fund
Portfolio Managers’ Report

Country Allocation
as of April 30, 2010
(as a percent of net assets)

Portfolio holdings are subject to change daily.

ING Asia-Pacific Real Estate Fund (“Asia-Pacific Real Estate” or the “Fund”) seeks to provide investors with high total return, consisting of capital appreciation and current income. The Fund is managed by T. Ritson Ferguson, Chief Investment Officer, CFA and Steven D. Burton, Managing Director, CFA, both of ING Clarion Real Estate Securities LLC — the Sub-Adviser.

Performance: For the six month period ended April 30, 2010, the Fund’s Class A shares, excluding sales charges, provided a total return of 4.47% compared to the Standard & Poor’s (“S&P”) Asia-Pacific Property Index(1) which returned 5.58% for the same period.

Portfolio Specifics: Asia-Pacific real estate stocks, represented by the S&P Asia-Pacific Property Index, advanced by more than 5% over the past six months, as improving capital market conditions and improving economic conditions benefited investors. Performance was led by property companies in Singapore, Japan and Australia. Property companies in the Asia-Pacific region remained positive in the face of increased concerns caused by measures introduced by the Chinese government intended to cool demand for property and temper otherwise strong economic growth.

Macro-economic news has been uneven, but we believe on balance it supports the thesis that global economic conditions continue to improve. In the Asia-Pacific region, Singapore’s first quarter 2010 advance gross domestic product (“GDP”) estimate came in at 13.1% year-on-year, which caused the government to revise its full-year forecast to the 7% to 9% range from the 4.5% to 6.5% range. China’s first quarter 2010 GDP rose 11.9% year-on-year, ahead of expectations and above the government’s apparent comfort zone. Both the Singapore and Chinese governments have responded to the robust economic numbers with measures designed to curb liquidity and dampen demand — Singapore through its currency exchange rate and China by announcing a series of measures intended to curb speculative demand for residential properties.

While central bank policy remains accommodative in the Western markets, policy is tightening in the Asia-Pacific region. Policy rates in the Asia-Pacific region have an upward bias, with the exception of Japan. The delicate balance remains between Western markets (plus Japan) which are attempting to nurse growth back to a self-sustaining pace and Asian markets, which are attempting to cool economic growth that may be excessive.

Property fundamentals are beginning to reflect improving underlying markets. With the first quarter earnings season largely behind us, most property companies have reported earnings and opined on operating trends. Themes include: (1) improving operating numbers; (2) improving expectations; (3) further yield compression; and (4) continued capital raising, both equity and debt.

The Fund underperformed the benchmark for the period, primarily as the result of stock selection. While stock selection was positive in Japan and Australia during the period, this benefit was more than offset by sub-par stock selection in Hong Kong and, to a lesser degree, Singapore. This shortfall was largely the result of the underperformance by fund holdings that have exposure to mainland China residential development (Shimao Property Holdings Ltd., China Resources Land Ltd., Sino-Ocean Land Holdings Ltd. and Keppel Land Ltd.). Country selection decisions hurt performance as an underweight to the outperforming Singapore market overshadowed the value added by an overweight to the outperforming Japanese market.

Current Strategy and Outlook: The Fund continues to maintain a bias toward what we believe are high-quality companies. We remain overweight sectors and countries offering long-term leases and high percentages of earnings from recurring sources (primarily contract lease rental income). We prefer companies offering, in our opinion, more transparency, strong balance sheets and good, experienced management teams. Asia-Pacific property companies generally trade at discounts to underlying real estate value in our estimate.

We believe the rationale for an Asia-Pacific listed property strategy remains very much intact, including the opportunity for diversification in the region, access to solid long-term underlying property fundamentals and the continued expansion of the REIT structure throughout the region. We believe this remains true even under the likely scenario of continued government austerity measures to cool demand in the property sector and temper otherwise strong economic growth.

(1)	The S&P Asia-Pacific Property Index is an unmanaged float-adjusted index which defines and measures the investable universe of publicly traded property companies domiciled in developed countries in the Asia Pacific region, that derive more than half of their revenue from property-related activities, such as property ownership, management, development, rental and investment. It includes the reinvestment of dividends but is gross of withholding taxes on dividends and does not reflect fees, brokerage commissions or other expenses of investing.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings
as of April 30, 2010
(as a percent of net assets)

Westfield Group	10.2%
Mitsubishi Estate Co., Ltd.	9.5%
Sun Hung Kai Properties Ltd.	9.2%
Mitsui Fudosan Co., Ltd.	7.9%
Cheung Kong Holdings Ltd.	5.9%
Sumitomo Realty & Development Co., Ltd.	5.2%
Hang Lung Properties Ltd.	3.9%
Macquarie Goodman Group	3.2%
Hongkong Land Holdings Ltd.	3.1%
Japan Real Estate Investment Corp.	2.9%

Portfolio holdings are subject to change daily.

ING Emerging Countries Fund
Portfolio Managers’ Report

Country Allocation
as of April 30, 2010
(as a percent of net assets)

Portfolio holdings are subject to change daily.

ING Emerging Countries Fund (“Emerging Countries” or the “Fund”) seeks maximum long-term capital appreciation. The Fund is managed by Jan-Wim Derks and Michael Bootsma, Portfolio Managers of ING Investment Management Advisors, B.V. (“IIMA”) — the Sub-Adviser.*

Performance: For the six month period ended April 30, 2010, the Fund’s Class A shares, excluding sales charges, provided a total return of 12.23%, compared to the MSCI Emerging Markets Indexsm(1) (“MSCI EM Indexsm”), which returned 12.37% for the same period.

Portfolio Specifics: After the unprecedented stock market rally that started in early March 2009, markets advanced at a more moderate pace during the final months of 2009 and the first four months of 2010. Market volatility remained high over the period. The combination of an ongoing global economic recovery and loose monetary policy provided a benign backdrop for global equities, including equities in emerging markets. Strong economic growth numbers from China helped commodity prices remain at high levels. This supported the macro conditions of commodity exporting countries and helped their currencies appreciate. Emerging markets slightly outperformed developed markets.

For the reporting period, the Fund outperformed the benchmark before deducting fees and expenses, but slightly lagged the benchmark after fees and expenses. During the period, the Fund focused on three key investment themes: 1) a high level of risk appetite among investors, 2) strong commodity prices and 3) domestic demand-driven growth in many emerging markets. The Fund played the risk appetite theme by means of overweight positions in high-risk, Eastern Europe markets such as Hungary, Poland and Turkey. Overweight positions in commodity exporting countries such as Indonesia, Russia and Brazil reflected the commodity theme. The domestic demand theme was incorporated through overweight positions in China, Egypt and Peru. The Fund stayed underweight in the traditionally defensive markets of Malaysia, Israel and Chile.

At the sector level, the Fund was overweight energy, consumer discretionary and consumer staples. We believe the consumer sectors are the best way to play the domestic demand theme. The middle class population is growing rapidly in many emerging countries and, with real wages growing, is becoming an increasingly important driver of economic growth. We funded the overweight positions by underweighting defensive sectors such as healthcare, telecommunications and utilities.

At the stock level, the Fund held significant overweight positions in the main emerging European banks: OTP Bank Nyrt in Hungary, Bank Pekao S.A. in Poland, Turkiye Garanti Bankasi A/S in Turkey and Sberbank of Russian Federation in Russia. We consider these banks to be good quality, liquid proxies of their respective markets. In the commodity sector the Fund held significant positions in copper producer Antofagasta PLC in Chile, coal miner China Shenhua Energy Co. Ltd. (“Shenhua Energy”) in China, oil producer Pacific Rubiales Energy Corp. (“Pacific Rubiales”) in Colombia and Impala Platinum Holdings Ltd. in South Africa. In the consumer space, the Fund held positions in Kia Motors Corp. (“Kia Motors”) in South Korea, Parkson Retail Group Ltd. in China, PT Astra International Tbk in Indonesia, BR Malls Participacoes S.A. in Brazil and Femsa in Mexico.

The overweight positions in China, Indonesia, Hungary, Russia, Turkey and Peru worked well. On the other hand, our underweight positions in Chile, Mexico, India and South Korea detracted from performance. At stock level, some names that added significant value were oil firm Pacific Rubiales in Colombia, car producer Kia Motors in South Korea, and web search engine Baidu.com in China. Shenhua Energy, Industrial and Commercial Bank of China Ltd. and developer CC Land Holdings Ltd. in China were among the worst detractors from absolute performance.

Current Strategy & Outlook: We believe that positive global growth momentum and the supportive global liquidity environment will continue to benefit emerging equity markets. The impact of Chinese tightening measures and possible contagion effects from the Greek tragedy will probably not be enough to derail the strong growth momentum. Interest rates will presumably remain low in developed markets, as well as in most emerging markets.

The Fund continues to increase its exposure to markets — such as Egypt, Indonesia, China and Poland — that are driven primarily by strong domestic demand growth. The Fund is keeping sizeable underweights in global cyclical markets such as Taiwan and South Korea, as well as underweights in defensive markets like Chile and Malaysia. Israel will be reclassified from an emerging to a developed market at the end of May 2010. Consequently, the Fund will sell its position in Israeli pharmaceutical company Teva Pharmaceutical Industries Ltd. in coming months. The Fund continues to prefer consumer discretionary and consumer staples, mainly at the expense of telecommunications and utilities.

*	Effective April 1, 2010, Roberto Lampl is no longer a portfolio manager to the Fund.

(1)	The MSCI EM Indexsm is an unmanaged index that measures the performance of securities listed on exchanges in developing nations throughout the world. It includes the reinvestment of dividends and distributions net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings
as of April 30, 2010
(as a percent of net assets)

Samsung Electronics Co., Ltd.	4.2%
CIA Vale do Rio Doce	2.4%
Industrial and Commercial Bank of China Ltd.	2.3%
HON HAI Precision Industry Co., Ltd.	2.0%
Petroleo Brasileiro S.A.	2.0%
Banco Itau Holding Financeira S.A. ADR	1.9%
Sberbank of Russian Federation	1.8%
Taiwan Semiconductor Manufacturing Co., Ltd.	1.8%
Posco	1.8%
Pacific Rubiales Energy Corp.	1.8%

Portfolio holdings are subject to change daily.

ING European Real Estate Fund
Portfolio Managers’ Report

Country Allocation
as of April 30, 2010
(as a percent of net assets)

Portfolio holdings are subject to change daily.

ING European Real Estate Fund (“European Real Estate” or the “Fund”) seeks to provide investors with high total return, consisting of capital appreciation and current income. The Fund is managed by T. Ritson Ferguson, Chief Investment Officer, CFA and Steven D. Burton, Managing Director, CFA of ING Clarion Real Estate Securities, LLC — the Sub-Adviser.

Performance: For the six month period ended April 30, 2010, the Fund’s Class A shares, excluding sales charges, provided a total return of (4.78)% compared to the Standard & Poor’s Europe Property Index(1) (“S&P Europe Property Index”), which returned (6.55)% for the same period.

Portfolio Specifics: The past six months have proved to be a challenging period for the region’s listed real estate markets as concerns surrounding sovereign debt issues in Greece and possibly elsewhere in the eurozone have weighed on the markets. Within the European region, the return differential between countries during the period was quite substantial, ranging from a positive return posted by Austria, the best-performing market during the period, to a negative return posted by Greece, the poorest-performing market during the period. In all, property companies remain challenged by headwinds which deserve continued scrutiny as we move into the next phase of economic recovery.

To support growth, central bank policy generally remains accommodative as the Bank of England and the European Central Bank have kept policy rates on hold as bankers target a macro-economic policy to sustain economic growth, which remains a critical backdrop to the recovery in property fundamentals.

We believe property fundamentals are beginning to reflect improving underlying markets. With the first quarter earnings season largely behind us, most property companies have reported earnings and opined on operating trends. Themes include: (1) improving operating numbers which are either “less bad” than comparable numbers or even positive; (2) improving expectations; (3) further yield compression; and (4) continued capital raising, both equity and debt.

The Fund outperformed the benchmark for the period as positive stock selection offset the slight drag of country allocation decisions. Stock selection was especially strong in the U.K., where positioning of the Fund benefited from the outperformance of office companies Great Portland Estates PLC and Derwent London PLC, both of which posted positive returns during the period. Stock selection in Austria, France and the Netherlands also added significant value over the past six months. Country allocation decisions were mixed as underweights to the outperforming markets of Switzerland and Austria hurt performance during the period.

Current Strategy and Outlook: The Fund continues to maintain a bias toward what we believe are high-quality companies and is avoiding exposure to countries at the center of the sovereign debt issues (specifically the countries and markets of Portugal, Italy, Ireland, Greece and Spain). We remain overweight sectors and countries offering long-term leases and high percentages of earnings from recurring sources (primarily contract lease rental income). We prefer companies offering, in our opinion, more transparency, strong balance sheets and good, experienced management teams. We believe European property companies are trading at modest discounts to fair value, a little more so in the U.K. than on the Continent.

We believe the investment rationale for a European listed property strategy remains very much intact including diversification via low correlation to broad equities and bonds, attractive current yield, attractive valuations and the gradual spread of the REIT structure to an increased number of countries. We believe that this remains true even under the scenario of slowing global economic growth over the coming year.

(1)	The S&P Europe Property Index is an unmanaged float-adjusted index which defines and measures the investable universe of publicly traded property companies domiciled in developed European countries, that derive more than half of their revenue from property-related activities, such as property ownership, management, development, rental and investment. It includes the reinvestment of dividends but is gross of withholding taxes on dividends and does not reflect fees, brokerage commissions or other expenses of investing.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings
as of April 30, 2010
(as a percent of net assets)

Unibail	19.4%
Land Securities Group PLC	8.3%
Hammerson PLC	5.1%
Klepierre	5.1%
British Land Co. PLC	5.0%
Corio NV	4.1%
Swiss Prime Site AG	3.7%
Norwegian Property ASA	3.3%
Derwent Valley Holdings PLC	3.2%
Segro PLC	2.8%

Portfolio holdings are subject to change daily.

ING Foreign Fund
Portfolio Managers’ Report

Country Allocation
as of April 30, 2010
(as a percent of net assets)

Portfolio holdings are subject to change daily.

ING Foreign Fund (“Foreign” or the “Fund”) seeks long-term growth of capital. The Fund is managed by Rudolph-Riad Younes, CFA Managing Director and Head of International Equity and Richard Pell, Chief Investment and Chief Executive Officer, both of Artio Global Management LLC — the Sub-Adviser.

Performance: For the six month period ended April 30, 2010, the Fund’s Class A shares, excluding sales charges, provided a total return of 4.51% compared to the MSCI All Country World (ex-US) IndexSM(1)(“MSCI ACWI (ex-US)”), which returned 5.76% for the same period.

Portfolio Specifics: Most markets posted solid returns against an improving economic backdrop during the period. Emerging markets outpaced developed markets, with the notable exception of China which barely remained in positive territory. News out of Greece had a negative impact on markets toward the end of the reporting period as the credit crisis confronting Greece and Portugal has ignited concerns of contagion to other European countries with similar fiscal positions.

For the period, the Fund lagged behind its benchmark. Stock selection in emerging markets detracted as did the Fund’s underweight to and stock selection in Japan, while UK stock selection was positive. Within Continental Europe, the decision to underweight banks in Spain and Greece was positive. Additionally, the decision to hedge a portion of the Fund’s euro exposure back to the U.S. dollar contributed to results.

Stock selection in China and South Korea detracted from performance. In particular, China Construction Bank Corp and Industrial & Commercial Bank of China (Asia) Ltd. underperformed. Within Central and Eastern Europe, the Ukraine, Russia and Hungary positively contributed to performance, including positions in UkrTelecom and Ukraine Social Bank (Ukraine) and OTP Bank Nyrt (Hungary).

From a sector perspective, information technology underperformed, due primarily to two positions in Taiwan. Weakness in Gazprom ADS and Lukoil ADS (Russia) contributed to the underperformance in the energy sector. On a positive note, companies held within the materials sector outperformed, including Rio Tinto Ltd. (Australia), Rio Tinto PLC and Xstrata PLC (UK) as well as MMC Norilsk Nickel and Evraz Group SA (Russia). Within financials, stock selection within the UK had a positive effect, however the Fund’s positions in Ageas NV (Belgium), Mediobanca Banca di Credito Finanziario and Unicredito Italiano (Italy) and BNP Paribas (France) underperformed.

Current Strategy and Outlook: We believe that in the near and intermediate term, the concerns about the solvency of Greece and rest of the periphery European Union nations will have a negative effect on Eurozone economic activity, business investment, and consumer spending. Within Europe, we favor defensive growth companies with strong brands and exposure to the growth dynamics of emerging markets. In addition to avoiding the banks in Portugal, Ireland, Greece and Spain, we have moved underweight in financials (both banks and insurers), particularly in Europe. We have also reduced the Fund’s weight in cyclicals, particularly materials stocks. We have put in place some currency hedges out of the euro and Central & Eastern European currencies back to the dollar as a defensive move. We remain underweight in Japan where demographic, debt, and political issues continue to plague the macro picture. Given the current macro picture, even the most stalwart emerging markets are suffering. We have focused our investments to specific areas within the emerging markets. We are avoiding Chinese financials and instead are focusing on the domestic consumer in China. Within India, as the country builds out its infrastructure, we see opportunities within steel, engineering and cement companies. Our Central & Eastern European exposure is skewed to those countries with lower debt/gross domestic product ratios and where we believe there is potential for strong long term growth. Given recent market turmoil, we continue to look for attractively priced opportunities.

(1)	The MSCI ACWI (ex-US) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets, excluding the US. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings*
as of April 30, 2010
(as a percent of net assets)

Sberbank of Russian Federation	1.9%
Novartis AG	1.7%
Nestle S.A.	1.5%
Komercni Banka A/S	1.4%
Fraport AG Frankfurt Airport Services Worldwide	1.3%
Erste Bank der Oesterreichischen Sparkassen AG	1.3%
Barrick Gold Corp.	1.3%
Reckitt Benckiser PLC	1.2%
GlaxoSmithKline PLC	1.2%
Market Vectors – Gold Miners ETF	1.2%

*	Excludes short-term investments related to securities lending collateral and ING Institutional Prime Money Market Fund – Class I.

Portfolio holdings are subject to change daily.

ING Greater China Fund
Portfolio Managers’ Report

Industry Allocation
as of April 30, 2010
(as a percent of net assets)

Portfolio holdings are subject to change daily.

ING Greater China Fund (“Greater China” or the “Fund”) seeks long-term capital appreciation. The Fund is managed by Bratin Sanyal, Oscar Leung Kin Fai, CFA and Michael Hon Lung Chiu, CFA of ING Investment Management Asia/Pacific (Hong Kong) Limited — the Sub-Adviser.*

Performance: For the six month period ended April 30, 2010, the Fund’s Class A shares, excluding sales charges, provided a total return of 2.64% compared to the MSCI All Countries Golden Dragon Index(1), which returned 3.88% for the same period.

Portfolio Specifics: Economic growth in China remained strong during the reporting period. The trade sector rebounded sharply as export growth increased. To moderate liquidity growth, Chinese authorities raised the required reserve ratio of major banks in China three times after the start of the year. The state council also announced various mortgage and land sale policies to prevent the property market from overheating. Facing such headwinds, the Chinese market underperformed the region and some developed markets during the reporting period.

Hong Kong slightly outperformed the regional market. Economic growth was strong and unemployment declined. Thanks to the low interest rate environment, improving employment situation and the low level of new property supply, real estate prices bounced back sharply, surpassing pre-crisis levels in 2008.

Taiwan outperformed the regional markets thanks to the strong recovery in the technology sector. Economic data also confirmed that a solid recovery occurred across external and domestic sectors. Like many other Asian central banks, the Taiwan central bank kept interest rates unchanged during the period, which helped domestic liquidity.

The Fund underperformed its benchmark for the reporting period, due to negative sector allocation effects. Underweight positions in information technology and consumer staples detracted the most from relative results. Another significant detractor was the Fund’s overweight to real estate. Security selection generated positive results and partially offset the drag from asset allocation. The Fund benefited from its holdings of small to mid cap companies such as Chow Sang Sang Holdings International Ltd. and Real Gold Mining Ltd., as rising gold prices and strong jewelry demand from Chinese consumers benefited the stocks. Overweights in selected energy companies such as Yanzhou Coal Mining Co. Ltd. also helped returns thanks to strong volume growth.

The worst detractor from relative results for the period was Glorious Property Holdings Ltd. The Hong Kong government, like its Chinese counterpart, implemented measures to moderate property prices. Some of the stocks in the Fund’s portfolio, such as Kerry Properties Ltd. and New World Development Co. Ltd., underperformed as a result.

Current Strategy and Outlook: The Chinese government has made it clear it wants to prevent home prices from rising too rapidly. While property stocks are unlikely to perform against such a backdrop, we believe share prices already discount much of the bad news and we therefore maintain a neutral view on the sector. Government banking regulators have announced guidelines requiring banks to impose stricter lending criteria, greater transparency and higher provisions for non-performing loans. We believe these measures would reduce market liquidity but in the longer term would save the banking system from greater problems. We therefore retain the Fund’s overweight to the banking sector, given the sector’s attractive valuations.

In our opinion, valuations in China have come back to an attractive level after the recent pullback and so we are maintaining the Fund’s overweight. We continue to like the stock picking ideas in Hong Kong, as they are a cheaper proxy to owning the growth story in China. We believe the corporate tax cuts proposed by the president will help Taiwan to regain its competitiveness against Hong Kong and Singapore. They should benefit traditional industries over the technology sector, given the lack of tax incentives on capital expenditure for the former.

We remain cautious about companies with significant exposure to Europe. We believe Taiwan’s low interest rates, excess savings and improving cross-strait relations may benefit non-technology asset prices. Nevertheless, the stock market of Taiwan is still reliant upon external demand led by a technology recovery. Worries about second half of 2010 still linger; as a result, the Fund is underweight Taiwan with a focus on domestic versus external sectors.

*	Effective February 26, 2010, Nicholas Toovey is no longer a portfolio manager to the Fund.

(1)	The MSCI All Countries Golden Dragon Index is a broad-based, unmanaged index of common stocks traded in China, Hong Kong and Taiwan. It is an aggregate of the MSCI Hong Kong Index, the MSCI China Free Index and the MSCI Taiwan Index.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings
as of April 30, 2010
(as a percent of net assets)

China Mobile Ltd.	4.9%
China Construction Bank	4.9%
Industrial and Commercial Bank of China Ltd.	4.7%
Wharf Holdings Ltd.	3.3%
China Life Insurance Co., Ltd.	3.2%
Taiwan Semiconductor Manufacturing Co., Ltd.	3.0%
China Petroleum & Chemical Corp.	2.6%
Yanzhou Coal Mining Co., Ltd.	2.5%
Hong Kong Exchanges and Clearing Ltd.	2.5%
Chow Sang Sang Holdings International Ltd.	2.3%

Portfolio holdings are subject to change daily.

ING Index Plus International Equity Fund
Portfolio Managers’ Report

Country Allocation
as of April 30, 2010
(as a percent of net assets)

Portfolio holdings are subject to change daily.

ING Index Plus International Equity Fund (“Index Plus International Equity” or the “Fund”) seeks to outperform the total return performance of the MSCI Europe, Australasia and Far East® Index(1) (“MSCI EAFE® Index”) while maintaining a market level of risk. The Fund is managed by Carl Ghielen, Portfolio Manager and Martin Jansen, Portfolio Manager, both of ING Investment Management Advisors B.V. — the Sub Adviser.

Performance: For the six month period ended April 30, 2010, the Fund’s Class A shares, excluding sales charges, provided a total return of 3.16% compared to the MSCI EAFE® Index, which returned 2.48% for the same period.

Portfolio Specifics: The Fund’s strategy is designed to add value to the MSCI EAFE® benchmark through bottom-up security selection on the basis of customized sector models while maintaining approximate benchmark weights of regions/countries, sectors and industries represented in the benchmark. The active risk is substantially controlled by the relatively large number of securities in the portfolio (generally between 280 and 380). As a first step, the best ranked 200 stocks are selected for inclusion across countries, sectors and industries. To ensure that appropriate index weights and an index-like profile are maintained, an additional 80-180 of the next most attractive securities are added. The Fund is rebalanced monthly to maintain the desired tilt to stocks ranking well in the individual sectors and industries represented in the benchmark.

The Fund’s return outperformed that of the benchmark in the reporting period due mainly to successful stock selection in Japan. Security positioning within Europe also added value. By design, the Fund’s sector and regional weights approximate that of the benchmark, which resulted in a net neutral contribution from regional and sector allocations. The excess return (i.e. Fund return minus benchmark return) was therefore substantially the result of security selection within the regional and sector construct.

The predictive power of the individual factors included in each of the regional sector models for a particular reporting period substantially determines the stock selection result in each sector. For this reporting period, our positioning among industrials had the largest positive impact, while more-modest contributions were recorded in the financials, energy and consumer staples sectors. Adverse selection in materials detracted somewhat from the result.

Current Strategy and Outlook: By design, the Fund maintains approximate benchmark weights of the regions, economic sectors and industries constituting the MSCI EAFE® Index. We expect the Fund to track the benchmark relatively closely. Stock selection flows from the in-sector/industry ranking models. Portfolio construction and risk control are utilized to ensure the characteristics of the Fund are within an acceptable band around the benchmark. Our most attractively ranked stocks may have individual overweights of up to half a percentage point, while for risk-control purposes the maximum allowable underweight per security also is half a percentage point. Within this context, the Fund currently has a modest tilt towards lower valuation and smaller capitalization stocks and has a resultant modest focus on stocks linked primarily to local economies. The current portfolio of stocks generated an historic earnings growth slightly below that of the index but is expected to meet index earnings growth. The Fund’s dividend yield, return on equity and leverage are similar to the index.

(1)	The MSCI EAFE® Index is an unmanaged index that measures the performance of securities listed on exchanges in Europe, Australasia and the Far East. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings
as of April 30, 2010
(as a percent of net assets)

HSBC Holdings PLC	1.8%
BP PLC	1.3%
Nestle S.A.	1.3%
Roche Holding AG – Genusschein	1.3%
Novartis AG	1.2%
Royal Dutch Shell PLC – Class B	1.2%
BHP Billiton Ltd.	1.2%
Vodafone Group PLC	1.1%
Telefonica S.A.	1.1%
Toyota Motor Corp.	1.1%

Portfolio holdings are subject to change daily.

ING International Capital Appreciation Fund
Portfolio Managers’ Report

Country Allocation
as of April 30, 2010
(as a percent of net assets)

Portfolio holdings are subject to change daily.

ING International Capital Appreciation Fund (“International Capital Appreciation” or the “Fund”) seeks capital appreciation. The Fund is managed by a team of investment professionals led by Thomas R.H. Tibbles, CFA, Barry A. Lockhart, CFA, Trevor Graham, CFA, and Patrick Tan of Hansberger Global Investors, Inc. (“HGI”) — the Sub-Adviser.

Performance: For the six month period ended April 30, 2010, the Fund’s Class A shares, excluding sales charges, provided a total return of 6.53% compared to the MSCI All Country World (ex-US) IndexSM (1) (“MSCI ACWI ex-USSM”), which returned 5.76% for the same period.

Portfolio Specifics: The six month period ended April 30, 2010 ended with the index posting a positive return as the markets continued to post gains in most major regions. During the period, investors continued to buy equities and invest in the emerging markets. North America (Canada) was the strongest performing region during the period, followed by the emerging markets. Japan and Pacific ex-Japan also posted strong positive returns during the period, while Europe posted a slightly positive return which lagged the overall index. Information technology, materials and industrials were the best performing areas in the market from a sector perspective. Some of the more defensive areas of the market, such as telecommunication services and utilities, as well as financials lagged the broader market.

The Fund’s return was above that of the benchmark over the six month period. From a sector attribution perspective, information technology was the largest contributor to relative performance as stocks such as ARM Holdings PLC and Autonomy Corp. PLC enjoyed a period of strong performance. The healthcare and consumer discretionary sectors also contributed to relative performance with stocks such as Novo-Nordisk A/S and Adidas AG posting positive returns. Five sectors detracted from relative performance, led by the industrials, energy and financials sectors.

From a regional perspective, Europe was the largest contributor on a relative basis with stocks like Millicom International Cellular S.A. posting strong gains during the period. Japan and Pacific ex-Japan were also relative contributors, driven by strong returns in the stocks of Fanuc Ltd. and Li & Fung Ltd. Agile Property Holdings Ltd., a Chinese property company, and China Communications Construction Co. Ltd. detracted from relative performance during the period as the Fund’s holdings in emerging markets underperformed the region. Canada was also a detractor from relative performance during the period. The majority of the outperformance on a regional basis was driven by stock selection during the six month period.

Current Strategy and Outlook: We believe that the rally in international equity markets has been powered by the anticipation of a global economic recovery and relief that the worst case scenario has not occurred; and further that emerging markets will continue to be the engine of growth while growth in the developed economies is likely to remain muted.

In our opinion, while the pace of economic growth has slowed dramatically, the long term outlook for many economies — especially the emerging markets — is still very much alive. We remain optimistic on China with companies there continuing to benefit from infrastructure spending and government stimulus. Brazil and India are also growing faster than the developed world.

Focusing on what we believe are high quality names with good secular growth potential should stand us in good stead. Maintaining a well diversified portfolio of what we believe are high quality international companies should prove beneficial as investors continue to return to equities and global economic growth remains positive.

(1)	The MSCI ACWI (ex-US) is a free float-adjusted market capitalization index that is designed to measure equity market performance in global developed and emerging markets, excluding the U.S. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings*
as of April 30, 2010
(as a percent of net assets)

Autonomy Corp. PLC	2.5%
Vedanta Resources PLC	2.2%
Samsung Electronics Co., Ltd. GDR	2.0%
Vale S.A. ADR	2.0%
Rio Tinto Ltd.	2.0%
ARM Holdings PLC	1.9%
Millicom International Cellular S.A.	1.8%
HDFC Bank Ltd. ADR	1.8%
Fanuc Ltd.	1.7%
Electricite de France	1.7%

*	Excludes short-term investments related to securities lending collateral.

Portfolio holdings are subject to change daily.

ING International Real Estate Fund
Portfolio Managers’ Report

Country Allocation
as of April 30, 2010
(as a percent of net assets)

Portfolio holdings are subject to change daily.

ING International Real Estate Fund (“International Real Estate” or the “Fund”) seeks to provide investors with high total return. The Fund is managed by T. Ritson Ferguson, Chief Investment Officer, CFA and Steven D. Burton, Managing Director, CFA of ING Clarion Real Estate Securities, LLC — the Sub-Adviser.

Performance: For the six month period ended April 30, 2010, the Fund’s Class A shares, excluding sales charges, provided a total return of 0.90% compared to the Standard & Poor’s (“S&P”) Developed ex-US Property Index(1) which returned 2.96% for the same period.

Portfolio Specifics: International property companies edged higher during the past six months as positive returns in North America and the Asia-Pacific region more than offset negative returns in Europe as concerns surrounding sovereign debt issues in Greece and possibly elsewhere in the eurozone weighed on the stocks, especially of late. Property companies in the Asia-Pacific region have remained positive in the face of increased concerns caused by measures introduced by the Chinese government intended to cool demand for property and temper otherwise strong economic growth. In all, property companies moved forward through headwinds which deserve continued scrutiny as we move into the next phase of economic recovery.

Macro-economic news has been choppy, but we believe on balance it supports the thesis that global economic conditions continue to improve. In the Asia-Pacific region, recent economic data (most notable in China and Singapore) is coming in ahead of consensus expectations and above each government’s apparent comfort zone. Both the Singapore and Chinese governments have responded to the robust economic numbers with measures designed to curb liquidity and dampen demand — Singapore through its currency exchange rate and China by announcing a series of measures intended to curb speculative demand for residential properties. In the European region, the European Central Bank efforts to deal with Greece’s debt problems have underwhelmed the markets thus far, and the emerging debt issues with Spain, Portugal, Ireland, and Italy cast a negative shadow on the strength of economic recovery from this region.

As a result, central bank policy remains accommodative in the West but is tightening in the East. The Bank of Canada, Bank of England and central banks in Europe ex-Scandinavia have kept policy rates on hold. Policy rates in the Asia-Pacific region on the other hand have an upward bias, with the exception of Japan. The delicate balance remains between Western markets (plus Japan) which are attempting to nurse growth back to a self-sustaining pace and Asian markets, which are attempting to cool economic growth that may be excessive. The ability for macro-economic policy to successfully support and sustain economic growth remains a critical backdrop to the recovery in property fundamentals.

Fund performance trailed the benchmark during the period, primarily as a result of stock selection and country selection decisions within the Asia-Pacific region, primarily in Hong Kong and, to a lesser degree, Singapore. This shortfall was largely the result of underperformance by fund holdings that have exposure to mainland China residential development (Shimao Property Holdings Ltd., Sino-Ocean Land Holdings Ltd. and Keppel Land Ltd.). Country selection in the region also detracted from relative performance as an underweight to the outperforming Singapore market overshadowed the value added by an overweight to the outperforming Japanese market. Within Europe, the benefit of positive country allocation decisions that were the result of a continued underweight to Continental Europe was offset by sub-par stock selection, which was focused in the French and U.K. property markets.

Current Strategy and Outlook: One of the most underestimated effects of the sharp recovery in credit and financial markets over the past year has been the extent to which capitalization rates or yields have compressed. While we believe yield compression to have largely run its course from trough levels, the risk remains to the upside (that yields firm further) as capital returns to the property sector and as property fundamentals continue to improve, however gradual. Listed property company management teams are getting back to the basics of running companies, which can grow earnings both via internal and external growth with a menu of financing alternatives at reasonable costs of capital. While, in our opinion, the returns looking forward for a listed strategy cannot maintain the sharp pace of the last year, we believe that they will remain positive on the back of improving economic conditions and an associated improvement in property fundamentals.

The Fund continues to maintain a core positioning in what we believe are high-quality companies. We remain overweight sectors and geographies offering long-term leases and high percentages of earnings from recurring sources (primarily contract lease rental income). We prefer companies that we believe offer more transparency, strong balance sheets and good, experienced management teams. This focus on quality has driven our longer-term outperformance.

In our opinion, international property companies remain attractively valued. We estimate the average international property company is trading at a discount to our internal estimate of inherent private real estate market value.

(1)	The S&P Developed ex-US Property Index is an unmanaged float-adjusted index which defines and measure the investable universe of publicly traded property companies domiciled in developed countries, outside of the United States, that derive more than half of their revenue from property-related activities, such as property ownership, management, development, rental and investment. It includes the reinvestment of dividends but is gross of withholding taxes on dividends and does not reflect fees, brokerage commissions or other expenses of investing.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings
as of April 30, 2010
(as a percent of net assets)

Sun Hung Kai Properties Ltd.	8.8%
Mitsubishi Estate Co., Ltd.	7.4%
Mitsui Fudosan Co., Ltd.	6.2%
Cheung Kong Holdings Ltd.	5.1%
Westfield Group	4.8%
Sumitomo Realty & Development Co., Ltd.	3.7%
Unibail	3.3%
Land Securities Group PLC	2.9%
Hongkong Land Holdings Ltd.	2.2%
Macquarie Goodman Group	2.2%

Portfolio holdings are subject to change daily.

ING International SmallCap Multi-Manager Fund
Portfolio Managers’ Report

Country Allocation
as of April 30, 2010
(as a percent of net assets)

Portfolio holdings are subject to change daily.

ING International SmallCap Multi-Manager Fund (“International SmallCap Multi-Manager” or the “Fund”) seeks maximum long term capital appreciation. Effective January 27, 2010, the Fund’s assets are managed by two sub-advisers — Acadian Asset Management LLC (“Acadian”) and Schroder Investment Management North America Inc. (“Schroders”). Each manages a portion of the Fund’s assets that is allocated to the sub-adviser.* The following individuals are primarily responsible for the day-to-day management of their respective portions of the Fund: John R. Chisholm, CFA, Executive Vice President and Co-Chief Investment Officer, Matthew J. Cohen, CFA, Senior Vice President, Constantine P. Papageorgiou, CFA, Vice President, Brian K. Wolahan, CFA, and Qi R. Zeng, CFA, Senior Vice President, all Portfolio Managers of Acadian, and Matthew Dobbs, Portfolio Manager of Schroders.

Performance: For the six month period ended April 30, 2010, the Fund’s Class A shares, excluding sales charges, provided a total return of 11.34% compared to the Standard & Poor’s (“S&P) Developed ex-US SmallCap Index(1) and the S&P Euro-Pacific Asia Composite (“EPAC”) SmallCap Index(2), which returned 8.95% and 6.93%, respectively, for the same period.

Portfolio Specifics: Acadian Sleeve(3) — The fund outperformed the S&P Developed ex-US SmallCap Index by approximately 8.40% over the period, as both value and smaller-cap stocks rose strongly in expectation of global economic recovery. The fund gained active return from both stock selection and country allocations relative to the benchmark. On the stock side, some of the highest active return was seen in the Netherlands, Germany and Japan, while stock selection was also positive in China, India, Switzerland, Italy, Singapore and Belgium. Banking, technology and durables holdings were most successful for the fund’s active return overall. There was some value detracted by stock selection in the U.K., Canada and Australia, in part from underexposure to Canadian materials and energy, and underperforming holdings in healthcare and staples. Positive country return in the fund was driven mainly by emerging markets, particularly the overweightings in China, India, Thailand and Taiwan. The overweighting in Japan was also beneficial. Offsetting this to a small extent was some negative return from the underweighting in Canada. Batterymarch Sleeve(3) — The fund outperformed the S&P Developed ex-US SmallCap Index by approximately 0.89% on a gross(4) basis for the portion of the period during which we managed assets (through January 27). During this period the market rewarded stocks with broader fundamentals rather than just cheapness, as was the case earlier in 2009. This environment favored our investment process which is based on broad fundamentals. Stock selection added value in continental Europe, most notably in the information technology and energy sectors, but was more mixed in the U.K. and Japan where stock selection in the information technology sector detracted. An overweight to the commodity-driven markets of Australia, New Zealand & Canada added value, as those markets collectively had the best return in the benchmark for the period. Schroders Sleeve(3) — The fund outperformed the S&P EPAC SmallCap Index by approximately 1.10%. International equity markets made steady progress over the review period, though returns for U.S. based investors were moderated by a recovery in the dollar. Global economic recovery has continued, supported by strong corporate profits, stabilization in employment, modest recovery in capital spending and a rebound in consumer sentiment. The key contribution to positive relative performance over the period has been our overweighting of, and stock selection in, the Pacific ex Japan region. Other positive contributions came from stock selection in continental Europe, particularly in the financial, consumer discretionary and industrial sectors. A modest positive contribution has come from stock selection in Japan, with holdings in information technology and auto parts being particularly rewarding.

Current Strategy and Outlook: Acadian Sleeve(3) — The overall theme so far in 2010 is a stabilizing environment that we believe should support more normal risk conditions and a stronger focus on individual stock fundamentals. We believe this will benefit active stock selection strategies in general and our disciplined approach in particular. In our view, the market will be led by stocks with positive earnings at attractive prices. Among these, we believe high-quality stocks are a strikingly good value, both relative to other opportunities and relative to their longer term history. Schroders Sleeve(3) — We believe that the current rally in global equity markets is entering a more mature phase. Valuations, while reasonable, are no longer at dramatically cheap levels (smallcap valuations are slightly above the historic average relative to large on a normalised basis), while the capacity for both economic data and corporate earnings to exceed expectations is more limited. We continue to find good opportunities in smaller Asian markets, which remain our sole areas of marked overweighting, skewed towards companies exploiting long-term growth trends in consumption and services such as finance and transport. Europe is the main area of underweighting, particularly in the financial and consumer cyclical areas. We made little change to the modestly underweight position in Japan, remaining focused on companies and sectors sensitive to external demand.

*	Prior to January 27, 2010, the Fund’s assets were managed by three sub-advisers — Acadian, Schroders and Batterymarch Financial Management, Inc. (“Batterymarch”). Effective January 27, 2010, Batterymarch is no longer a sub-adviser to the Fund and all assets of the Fund previously under Batterymarch’s management were re-allocated to Acadian.

(1)	The S&P Developed ex-US SmallCap Index is an unmanaged float-adjusted index which captures the bottom 15% of companies in the developed markets, based on the cumulative market capitalization of each country, excluding the United States, within the S&P Global Broad Market Index, which covers all publicly listed equities in 47 countries with a float-adjusted market capitalization of US$100 million or greater and a minimum annual trading liquidity of US$50 million.
(2)	The S&P EPAC SmallCap Index is an unmanaged float-adjusted index which captures the bottom 15% of companies in the developed European and Pacific markets, based on the cumulative market capitalization of each country, within the S&P Global Broad Market Index, which covers all publicly listed equities in 47 countries with a float adjusted market capitalization of US$100 million or greater and a minimum annual trading liquidity of US $50 million.
(3)	For purposes of these discussions, “the fund” refers to each Sub-Adviser’s respectively managed portion of ING International SmallCap Multi-Manager Fund. Batterymarch’s discussion is for the period of November 1, 2009 through January 27, 2010.
(4)	Gross performance includes the reinvestment of dividends and distributions net of withholding taxes, but does not reflect fees of the Fund or other expenses of investing.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings*
as of April 30, 2010
(as a percent of net assets)

MTU Aero Engines Holding AG	1.0%
Rheinmetall AG	0.8%
Valora Holding AG	0.7%
Rallye SA	0.7%
Home Retail Group	0.7%
CGI Group, Inc. – Class A	0.6%
Clariant AG	0.6%
Ten Cate NV	0.6%
Andritz AG	0.6%
JFE Shoji Holdings, Inc.	0.5%

*	Excludes short-term investments related to ING Institutional Prime Money Market Fund – Class I.

Portfolio holdings are subject to change daily.

ING International Value Fund
Portfolio Managers’ Report

Country Allocation
as of April 30, 2010
(as a percent of net assets)

Portfolio holdings are subject to change daily.

ING International Value Fund (“International Value” or the “Fund”) seeks long-term capital appreciation. The Fund’s assets are managed by two sub-advisers — Brandes Investment Partners, L.P. (“Brandes”) and ING Investment Management Co. (“ING IM”). Each manages a portion of the Fund’s assets that is allocated to the sub-adviser. The following people are responsible for the day-to-day operations of the Fund: Glenn R. Carlson, CFA, Chief Executive Officer, Brent V. Woods, CFA, Managing Director — Investments, Amelia Maccoun Morris, CFA, Director — Investments, W. James Brown, CFA, Director — Investments, Brent Fredberg, Senior Analyst and Jeffrey Germain, Analyst, comprise the voting members of Brandes’ Large Cap Investment Committee*; Philip Schwartz, John Pairaktaridis and Joseph Vultaggio are the Portfolio Managers for ING IM.

Performance: For six month period ended April 30, 2010, the Fund’s Class A shares, excluding sales charges, provided a total return of 2.19% compared to the MSCI Europe, Australasia and Far East® Index (“MSCI EAFE® Index”)(1), which returned 2.48% for the same period.

Portfolio Specifics: Brandes Sleeve(2) — Favorable results for holdings in the electronic equipment, instruments & components and insurance industries propelled performance for the six-month period ending April 30, 2010. Some of the positions from these industries experiencing the strongest share price appreciation included Tyco Electronics Group SA and MS&AD Insurance. Conversely, declines for holdings in the diversified telecommunication services industry had an unfavorable impact on performance. France Telecom S.A. and Telefonica S.A. were among the holdings from this industry that experienced stock price declines during the period. Among countries, securities based in Japan tended to have the most positive impact on performance. Top performers from Japan included Sony Corp. and Fuji Photo Film Co. Ltd. Gains registered by holdings based in Switzerland and Brazil also proved favorable to performance. Some of the key contributors from these countries included Swiss Reinsurance Company and Centrais Electricas Brasileiras SA. On the contrary, declines for a number of positions in France, including Credit Agricole S.A. and Alcatel-Lucent SA, weighed on results.

During the six-month period ending April 30, 2010, the fund outperformed its benchmark, the MSCI EAFE® Index. Among the positive contributors to relative performance was the fund’s overweight position (relative to the index) and stock selection in the electronic equipment, instrument & components industry. In addition, the fund benefitted from stock selection in the insurance industry and positions based in Japan and emerging markets. Conversely, the fund’s stock selection and allocation to France-based holdings detracted from performance relative to the index. The fund’s overweight position (relative to the index) in the diversified telecommunication services industry also proved unfavorable to relative performance. Country and industry exposures are the result of our individual security selection — not top-down industry forecasts. As of April 30, 2010, the most substantial weightings were in Japan and in the diversified telecommunication services industry.

ING IM Sleeve(2) — The fund underperformed its benchmark mainly due to weak security selection, with a minor detraction from sector allocation. Weak selection was most acute in three sectors: materials, consumer staples and healthcare. Partially offsetting these detractions were contributions from strong selection within the utilities and consumer discretionary sectors. In addition, the losses were mitigated by a modest overweight coupled with strong selection in the information technology sector. From a regional standpoint, stock selection in Japan and Europe detracted the most from performance. Contributions from the fund’s overweight to North America, mainly Canada, helped to mitigate the losses.

Laggard stocks for the period included Mitsui Chemicals, Inc. (“Mitsui Chemical”) and Lafarge SA (“Lafarge”). Mitsui Chemical saw shares slide on an unexpectedly strong yen, weak chemicals market and a need for a capital raise-up. Lafarge shares underperformed after announcing disappointing earnings in developed markets.

Bombardier, Inc. (“Bombardier”) and Volkswagen AG (“Volkswagen”) were among the top performing stocks in the portfolio. Bombardier outperformed amid strong new orders for its C series aircraft. Volkswagen shares were stronger on improving numbers, largely driven by its luxury division and strong demand from emerging markets.

Current Strategy and Outlook: Brandes Sleeve(2) — While we monitor short-term events in international equity markets, our investment philosophy focuses on company-by-company analysis. We take a long-term perspective and believe that none or very little of the short-term “market news” provides useful information to investors. ING IM Sleeve(2) — International markets have faced stiff headwinds owing to the overhang created by the sovereign debt crisis in Europe. Nevertheless, we believe that the problems largely will be contained and that appropriate measures will help to assuage investors’ fears. Against this backdrop, we will seek opportunities in regions that are not highly correlated to those concerns. With recent elections, government intervention in Europe and the potential slowing of the Chinese economy, we believe the remainder of the year may be marked by a heightened level of volatility.

*	Keith Colestock was removed from the Brandes Large Cap Investment Committee on January 31, 2010.

(1)	The MSCI EAFE® Index is an unmanaged index that measures the performance of securities listed on exchanges in Europe, Australasia and the Far East. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.

(2)	For purposes of these discussions, “the fund” refers to each Sub-Adviser’s respectively managed portion of ING International Value Fund.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings
as of April 30, 2010
(as a percent of net assets)

Carrefour S.A.	3.0%
GlaxoSmithKline PLC	2.5%
Sanofi-Aventis	2.2%
Tokio Marine Holdings, Inc.	2.1%
Volkswagen AG	1.6%
Royal Dutch Shell PLC – Class A	1.6%
Telecom Italia S.p.A. RNC	1.5%
Deutsche Telekom AG	1.5%
HSBC Holdings PLC	1.5%
Carrefour S.A.	1.5%

Portfolio holdings are subject to change daily.

ING International Value Choice Fund
Portfolio Managers’ Report

Country Allocation
as of April 30, 2010
(as a percent of net assets)

Portfolio holdings are subject to change daily.

ING International Value Choice Fund (“International Value Choice” or the “Fund”) seeks long term capital appreciation. The Fund is managed by Peter Boardman and Alberto Jimenez Crespo, Portfolio Managers of Tradewinds Global Investors, LLC — the Sub-Adviser.

Performance: For the six month period ended April 30, 2010, the Fund’s Class A shares, excluding sales charges, provided a total return of 7.71% compared to the MSCI Europe, Australasia, Far East® Index(1) (“MSCI EAFE® Index”), which returned 2.48% for the same period.

Portfolio Specifics: The Fund was up for the period ending April 30, 2010 and fared better than the MSCI EAFE® Index for the same period. In U.S. dollar terms, global equity markets continued to post positive results with North America and the emerging markets leading other markets. Concerns regarding sovereign debt levels of several European countries weighed on that region’s results, despite news of the International Monetary Fund’s supportive measures. The U.S. dollar rallied against most major currencies including the euro, yen and British pound during the period, which muted strong local currency returns. Sectors reported a range of results with technology and materials companies rallying overall while financials and utilities companies generally losing ground.

From a relative perspective, the Fund benefited from its under allocation to the financial sector, which as mentioned above was one of the poorer performing sectors, in addition to the Fund’s holdings outperforming those of the benchmark. MS&AD Insurance Group Holdings of Japan, formally known as Mitsui Sumitomo Insurance Holdings, LLC, prior to its merger with Aioi Insurance Co. Ltd. and Nissay Dowa General Insurance Co. Ltd., was the best performing holding of the sector, in addition to being a top contributor to the portfolio’s absolute results. The company had improved its fundamental outlook with the merger, and the stock price rallied from its lows.

Conversely, the Fund’s industrials holdings were a relative detractor. Though the Fund maintains a similar allocation to industrials as the benchmark, the Fund’s sector results trailed that of the benchmark. Thales S.A. (“Thales”) of France, a manufacturer of aerospace systems and industrial electronics products, was the Fund’s single largest detractor from performance during the period. The company’s shares declined notably in mid-February after the company reported fiscal year 2009 earnings results below many analyst expectations and issued a cautious outlook for 2010, perhaps partially attributed to the length of time needed to right-size its cost structure. Thales is a top defense electronics company with leading positions in most of its businesses and despite the share price weakness, we believe the company’s long-term fundamentals, as well as its intrinsic value, remain the same.

Another notable contributor to absolute performance was Magna International, Inc. of Canada, which was the Fund’s largest individual contributor to returns. The auto-parts maker and auto-assembler benefited from the then improving economic picture as well as from government incentive programs designed to aid the auto industry. Furthermore, the collapse of the deal to buy Opel, the German subsidiary of General Motors Corp., further gave investors assurance that the company would not overspend on an acquisition.

The Fund was also aided by currency returns from a relative perspective, as the Fund’s overweight in both South African rand and Canadian dollar and underweight in the British pound and the euro, which continued to weaken during the period, contributed to additional gains versus the benchmark.

Current Strategy and Outlook: While we end the period on a positive note, the questions for investors are many. Where are the next engines for growth? What type of fiscal measures will be needed for governments to gain control of their finances? In the U.S., what are the implications for corporate profits after the passage of sweeping healthcare legislation? Will the devaluation of currencies lead to higher inflation or will deflation take center stage? We believe that focusing on top down themes to construct investment portfolios can be a perilous exercise. For instance, risk avoidance was rewarded as much in 2008 as risk taking was in 2009. We believe that finding companies that trade at significant discounts to their intrinsic values is the key to delivering solid absolute and relative returns for investors. Understanding the dynamics of a business and focusing on those value opportunities that lay in franchise quality companies, in our view, will reward investors over time.

(1)	The MSCI EAFE® Index is an unmanaged index that measures the performance of securities listed on exchanges in markets in Europe, Australasia and the Far East. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings*
as of April 30, 2010
(as a percent of net assets)

Barrick Gold Corp.	3.6%
Royal Dutch Shell PLC ADR – Class B	3.1%
SK Telecom Co., Ltd. ADR	2.9%
Coca-Cola West Holdings Co., Ltd.	2.9%
Dai Nippon Printing Co., Ltd.	2.7%
Anglogold Ashanti Ltd. ADR	2.7%
Seven & I Holdings Co., Ltd.	2.6%
Nippon Telegraph & Telephone Corp. ADR	2.5%
Kinross Gold Corp.	2.4%
Sanofi-Aventis	2.4%

*	Excludes short-term investments related to ING Institutional Prime Money Market Fund – Class I.

Portfolio holdings are subject to change daily.

ING Russia Fund
Portfolio Managers’ Report

Industry Allocation
as of April 30, 2010
(as a percent of net assets)

Portfolio holdings are subject to change daily.

ING Russia Fund (“Russia” or the “Fund”) seeks long-term capital appreciation through investment primarily in equity securities of Russian companies. The Fund is managed by Angus Robertson and Jan-Wim Derks, Portfolio Managers, of ING Investment Management Advisors, B.V. — the Sub-Adviser.

Performance: For the six month period ended April 30, 2010, the Fund’s Class A shares, excluding sales charges, provided a total return of 21.13% compared to the Russian Trading System (“RTS”) Index(1) and the MSCI Russia 10/40 Index(2), which returned 16.91% and 19.84%, respectively, for the same period.

Portfolio Specifics: The last reporting period saw continuation of the global economic recovery. Growth estimates increased, money found its way back into asset markets and investors were rewarded. Along with an improved global growth scenario came higher commodity prices: crude oil rose from the mid $60s per barrel to the upper $80s, which was favorable for commodity producers such as Russia. Russia’s riskiness worked in its favor at a time of increased risk appetite — Russian equities returned around 16% in U.S. dollar terms against the global emerging markets’ aggregate return of about 12% and global developed markets return of around 9% as measured by the MSCI World IndexSM and MSCI Europe, Australasia and Far East® Index, respectively, in U.S.-dollar terms.

The Fund benefited from the recovery by holding a combination of large-cap, less-risky stocks, that were driven up by better earnings; better global liquidity; and smaller, riskier companies that simply had too much risk priced in. In particular, the Fund benefited from the reforms in Russia’s electricity sector while its relative underinvestment in the low growth and heavily taxed oil and gas sector helped relative performance.

The Fund’s best relative performance contributors at the stock level were overweight positions in electricity companies Territorial Generating Co. 1 and Holding MRSK OAO, regional telecoms operator VolgaTelecom, mining companies Raspadskaya (coal) and Vsmpo-Avisma Corp. (titanium) and regional Bank of St. Petersburg. The Fund also benefitted from its largest underweight position, in gas behemoth OAO Gazprom, which lagged the market significantly. Performance detractors over the period included the underweight positions in steel companies Severstal and NLMK, electricity generator RusHydro and VTB Bank OJSC.

Current Outlook and Strategy: After such a strong market performance and rebound in earnings expectations, we believe Russian valuation levels are no longer as attractive as they were immediately after the crisis. Nevertheless, we believe they remain attractive compared to their global emerging market peers. In a continued environment of strong global liquidity and high appetite for risk, we believe the Russian market is likely to continue to outperform other emerging and developed markets. We are, however, acutely aware that any swing in the external environment is likely to put pressure on Russian equities and are thus monitoring closely the news flow on the global economic environment, inflation expectations and interest rates. Aside from the global or external angle, we believe the Fund is positioned to benefit from a number of domestic themes including infrastructure spending, domestic consumption recovery, liberalization of markets and increasing economic links with China. On a sector basis, the Fund continues to underweight the energy sector (dominated by large-cap, blue chip stocks) in favor of domestic sectors, particularly utilities, real estate and the consumer sectors, while its positioning in Russian banks is currently neutral.

(1)	The RTS Index is a capitalization-weighted index that is calculated in U.S. dollars. The index tracks the performance of Russia’s most active stocks traded on the RTS. The index is operated by the National Association of Participants in the Securities Markets, a non-profit body.
(2)	The MSCI Russia 10/40 Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of the Russian market taking into account the Undertakings for Collective Investment in Transferable Securities (UCITS III) directive which constrains the weight of any single group entity, as defined therein, at 10% of a fund’s total assets and the sum of the weights of all group entities representing more than 5% of the fund at 40% of the fund’s total assets.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds.

Top Ten Holdings*
as of April 30, 2010
(as a percent of net assets)

Sberbank of Russian Federation	10.0%
Lukoil-Spon ADR	7.8%
MMC Norilsk Nickel ADR	6.4%
Novatek OAO GDR	5.2%
Federal Grid Co Unified Energy System JSC	5.0%
Mechel OAO ADR	4.7%
OAO Gazprom	4.3%
Mobile Telesystems Finance SA ADR	4.3%
OAO Rosneft Oil Co. GDR	4.1%
Tatneft GDR	3.3%

*	Excludes short-term investments related to securities lending collateral.

Portfolio holdings are subject to change daily.

ING Global Bond Fund
Portfolio Managers’ Report

Investment Type Allocation
as of April 30, 2010
(as a percent of net assets)

Portfolio holdings are subject to change daily.

ING Global Bond Fund (“Global Bond” or the ”Fund”) seeks to maximize total return through a combination of current income and capital appreciation. The Fund is managed by Chris Diaz and Mike Mata, Portfolio Managers, of ING Investment Management Co. — the Sub-Adviser.

Performance: For the six month period ended April 30, 2010, the Fund’s Class A shares, excluding sales charges, provided a total return of 0.75% compared to the Barclays Capital Global Aggregate Index(1) (the ”Index”), which returned (1.56)% for the same period.

Portfolio Specifics: The global economy is in the process of recovering from one of the deepest recessions in decades. During much of the reporting period, the economy witnessed improved economic activity in the United States and abroad. Central banks kept interest rates low during the period, while fears of potential inflation caused questions as to when and by how much interest rates might rise in coming months.

There were new fears about sovereign risk centered on the crises in Dubai and Greece — with implications for nations such as the U.S., U.K., Ukraine, Spain and Portugal, which have massive borrowing needs, high outstanding debt or both. The euro was hit extremely hard and there was more uncertainty as the European Central Bank (“ECB”) unveiled a plan to bail out struggling euro zone countries with massive deficits. The BRICs (Brazil, Russia, India and China) saw significant growth, but toward the end of the period, began to take measures to slow their growth rates, spurring fears of inflation in those countries.

The Fund outperformed its benchmark for the period, mainly due to strong sector allocation, which greatly added to the excess returns(2). Despite the issues with Greece and other eurozone countries, risk-based assets rallied versus sovereign debt during the first half of the period. The portfolio benefited from overweights to corporates, non-agency residential mortgage-backed securities (“RMBS”) and commercial mortgage-backed securities (“CMBS”). Our focus was on high-quality CMBS. Within corporate bonds, an overweight to financials and lower rated bonds, including high yield, proved beneficial. The strong excess returns of the sectors boosted relative returns from an asset allocation perspective.

The Fund also benefited from exposure to currencies such as the Brazilian real and Mexican peso early in the period. After the emerging markets rallied, we lowered the Fund’s emerging market debt (“EMD”) allocation to reduce risk. Certain off-benchmark positions such as the Indian rupee and the Indonesian rupiah helped performance.

Duration positioning detracted from results over the period, during a time of some interest rate volatility. However, until there is more clarity on how the Federal Reserve Board (the “Fed”) will handle rates, duration has been short and has not been a major contributor to performance.

Current Strategy and Outlook: We look for economic recovery to take hold gradually in 2010. Business investment and inventory rebuilding is helping provide some recent lift to economic growth. In our opinion, gradual recovery in consumer spending and a recovery in household net worth will be important drivers for further economic gains.

We expect modest pressure on U.S. Treasury rates due to the higher debt issuance needs of the U.S. government and the market’s expectation of eventually higher interest rate targeting by the Fed, although we see Fed tightening more likely taking place late 2010 or early 2011. We believe certain central banks in Asia and Scandinavia are likely to continue monetary tightening. The debt woes of the U.K., Greece and other southern European countries place considerable headwinds on economic recovery across Europe, and pose downside risks to global economic recovery.

As credit markets have continued to rally back from the crisis, we continue to see value in a number of sectors such as investment grade corporate bonds, high quality commercial mortgage-backed securities, asset-backed securities and non-agency mortgage securities. We particularly favor large financial institutions given their structural importance to the economy and high diversified sources of revenue generation.

We continue to underweight agency mortgage bonds as spreads have tightened dramatically and the Fed completed its $1.25 trillion mortgage-buying program at the end of March.

In non-investment grade sectors, our EMD model target remains at zero based on current EMD sovereign yields and spreads being near all time lows. Nevertheless, we still favor some investment grade EMD issuers such as Mexico and Brazil. We maintain a 10% overweight target to the high yield sector, where fundamentals remain positive and spreads are still attractive versus other sectors.

(1)	The Barclays Capital Global Aggregate Index provides a broad-based measure of the global investment-grade fixed-rate debt markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices.
(2)	For fixed income asset classes, excess return is defined as the return of an asset class over a U.S. Treasury security of comparable duration.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings*
as of April 30, 2010
(as a percent of net assets)

Brazil Notas do Tesouro Nacional Series F, 10.000%, due 01/01/12	10.3%

Federal National Mortgage Association, 4.500%, due 06/01/37	2.6%

U.S. Treasury Note, 4.375%, due 11/15/39	2.6%

Japan Government Two Year Bond, 0.400%, due 03/15/11	2.0%

Federal Home Loan Mortgage Corporation, 3.000%, due 04/07/15	1.8%

Federal Home Loan Mortgage Corporation, 4.340%, due 12/18/17	1.8%

Federal Home Loan Mortgage Corporation, 3.125%, due 03/16/15	1.8%

Bundesrepublik Deutschland, 3.750%, due 01/04/19	1.6%

Bundesrepublik Deutschland, 4.250%, due 07/04/39	1.5%

Japan Government Ten Year Bond, 1.400%, due 12/20/11	1.2%

*	Excludes short-term investments related to commercial paper and ING Institutional Prime Money Market Fund – Class I.

Portfolio holdings are subject to change daily.

ING Diversified International Fund
Portfolio Managers’ Report

Asset Allocation
as of April 30, 2010
(as a percent of net assets)
Portfolio holdings are subject to change daily.

ING Diversified International Fund (“Diversified International” or the “Fund”) seeks long term growth of capital. The Fund invests in a combination of other ING Funds (“Underlying Funds”) according to target allocations determined by ING Investments, LLC. The Fund is managed by ING Investments, LLC, under the guidance of an Asset Allocation Committee.(1)

Performance: For the six month period ended April 30, 2010, the Fund’s Class A shares, excluding sales charges, provided a total return of 6.64% compared to the MSCI All Country World IndexSM (ex-US)(2) (“MSCI ACWI (ex-US)”) which returned 5.76% for the same period.

Portfolio Specifics: The Fund’s outperformance relative to its benchmark was due to the performance of the Underlying Funds and allocations to non-benchmark holdings. Five of the eight underlying funds contributed to outperformance: ING International Value Choice Fund (“International Value Choice”), ING International SmallCap Multi-Manager Fund (“International SmallCap Multi-Manager”), ING Index Plus International Equity Fund (“Index Plus International Equity”), ING International Capital Appreciation Fund (“International Capital Appreciation”) and marginally from ING Emerging Countries Fund (“Emerging Countries”). Three Underlying Funds detracted from results: ING International Real Estate Fund (“International Real Estate”), ING International Value Fund (“International Value”) and ING Foreign Fund (“Foreign”) underperformed their individual primary prospectus benchmarks.

The greatest contributors for the period were International Value Choice and International Small Cap Multi-Manager. International Value Choice Fund’s relative performance benefited from an under allocation to the lagging financials sector, together with good stock selection in that sector. In addition, the Fund’s overweight in the South African rand and Canadian dollar and underweight the weakening euro and British pound contributed currency gains versus the benchmark. Adverse stock selection in the industrials sector was a partial offset. International Small-Cap Multi-Manager Fund’s outperformance was mostly attributable to the Acadian sleeve, in which the highest active return was seen regionally in Netherlands, Germany and Japan and by sector in banking, technology and durables. The Schroder sleeve made a positive contribution to relative performance due mainly to an overweighting and favorable stock selection in the Pacific ex-Japan region. The Batterymarch sleeve existed for almost half of the period, during which it performed in line with its benchmark.

The greatest detractors from relative performance were International Real Estate and Foreign. International Real Estate Fund underperformed mainly because of stock selection and country selection decisions within the Asia-Pacific region, especially Hong Kong and to a lesser degree Singapore, where fund holdings with exposure to mainland China residential development performed poorly. An underweight in Singapore also detracted. In Foreign Fund, stock selection in (especially Asian) emerging markets detracted, as did the Fund’s underweight to and stock selection in Japan.

We made a tactical move during the period, shifting the Fund to an overweight position in emerging markets and an underweight in large-cap core; these positions benefited performance.

Current Strategy and Outlook: The period began with positive returns in the equity markets in November and December. This was followed by poor returns in the beginning of the year, but global markets stabilized and rose strongly through the end of March. Emerging markets outperformed international developed markets, due to the impact of the Greek sovereign debt crisis, which dragged down performance of the European markets.

The global economy continues to experience gradual growth, led by emerging economies. Developed markets are seeing slower productivity growth, so we would expect these markets to perform more weakly than their emerging counterparts.

The Fund’s approximate target investment allocations among the asset classes in which the Fund invests are set out in the table. As these are target allocations, the actual allocations of the Fund’s assets may deviate from the percentages shown.

The investment committee allocates the Fund’s assets among the Underlying Funds based on advice from ING Investment Management Co., a consultant to the committee. The performance of the Fund reflects the performance of the Underlying Funds in which it invests and the weightings of Fund’s assets in each Underlying Fund.

There is a risk that the Fund may allocate assets to an Underlying Fund or market that underperforms other asset classes. For example, the Fund may be underweighted in assets or a market that is experiencing significant returns or over-weighted in assets or a market with significant declines.

(1)	The members of the Asset Allocation Committee are: William A. Evans, Paul Zemsky and Heather Hackett.

(2)	The MSCI ACWI (ex-US)sm measures the returns of equities of companies which are domiciled outside the U.S. It includes the reinvestment of dividends and distributions net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Target Allocations
as of April 30, 2010
(as a percent of net assets)

International Core	25.0%
International Growth	17.5%
International Value	17.5%
International Small Cap	10.0%
Emerging Markets	25.0%
Real Estate	5.0%

Portfolio holdings are subject to change daily.

SHAREHOLDER EXPENSE EXAMPLES (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2009 to April 30, 2010. The Funds’ expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning	Ending		Expenses Paid	Beginning	Ending		Expenses Paid
	Account	Account		During the	Account	Account		During the
	Value	Value	Annualized	Period Ended	Value	Value	Annualized	Period Ended
	November 1,	April 30,	Expense	April 30,	November 1,	April 30,	Expense	April 30,
	2009	2010	Ratio	2010*	2009	2010	Ratio	2010*

ING Global Equity Dividend Fund

Class A	$1,000.00	$1,086.30	1.40%	$7.24	$1,000.00	$1,017.85	1.40%	$7.00
Class B	1,000.00	1,083.50	2.15	11.11	1,000.00	1,014.13	2.15	10.74
Class C	1,000.00	1,082.70	2.15	11.10	1,000.00	1,014.13	2.15	10.74
Class I	1,000.00	1,088.60	1.02	5.28	1,000.00	1,019.74	1.02	5.11
Class O	1,000.00	1,086.80	1.40	7.24	1,000.00	1,017.85	1.40	7.00
Class W	1,000.00	1,088.50	1.15	5.96	1,000.00	1,019.09	1.15	5.76
ING Global Natural Resources Fund

Class A	1,000.00	1,124.70	1.53	8.06	1,000.00	1,017.21	1.53	7.65
Class I	1,000.00	1,126.50	1.12	5.91	1,000.00	1,019.24	1.12	5.61
Class W	1,000.00	1,125.60	1.28	6.75	1,000.00	1,018.45	1.28	6.41

SHAREHOLDER EXPENSE EXAMPLES (Unaudited) (continued)

	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning	Ending		Expenses Paid	Beginning	Ending		Expenses Paid
	Account	Account		During the	Account	Account		During the
	Value	Value	Annualized	Period Ended	Value	Value	Annualized	Period Ended
	November 1,	April 30,	Expense	April 30,	November 1,	April 30,	Expense	April 30,
	2009	2010	Ratio	2010*	2009	2010	Ratio	2010*

ING Global Real Estate Fund

Class A	$1,000.00	$1,114.70	1.39%	$7.29	$1,000.00	$1,017.90	1.39%	$6.95
Class B	1,000.00	1,110.80	2.14	11.20	1,000.00	1,014.18	2.14	10.69
Class C	1,000.00	1,111.30	2.14	11.20	1,000.00	1,014.18	2.14	10.69
Class I	1,000.00	1,116.60	0.99	5.20	1,000.00	1,019.89	0.99	4.96
Class O	1,000.00	1,114.70	1.39	7.29	1,000.00	1,017.90	1.39	6.95
Class W	1,000.00	1,116.50	1.14	5.98	1,000.00	1,019.14	1.14	5.71
ING Global Value Choice Fund

Class A	1,000.00	1,137.00	1.50	7.95	1,000.00	1,017.36	1.50	7.50
Class B	1,000.00	1,133.00	2.25	11.90	1,000.00	1,013.64	2.25	11.23
Class C	1,000.00	1,132.60	2.25	11.90	1,000.00	1,013.64	2.25	11.23
Class I	1,000.00	1,139.50	1.10	5.84	1,000.00	1,019.34	1.10	5.51
Class W(1)	1,000.00	1,138.10	1.25	6.63	1,000.00	1,018.60	1.25	6.26
ING Asia-Pacific Real Estate Fund

Class A	1,000.00	1,044.70	1.76	8.92	1,000.00	1,016.07	1.76	8.80
Class B	1,000.00	1,040.90	2.51	12.70	1,000.00	1,012.35	2.51	12.52
Class C	1,000.00	1,039.60	2.51	12.69	1,000.00	1,012.35	2.51	12.52
Class I	1,000.00	1,046.60	1.43	7.26	1,000.00	1,017.70	1.43	7.15
ING Emerging Countries Fund

Class A	1,000.00	1,122.30	1.91	10.05	1,000.00	1,015.32	1.91	9.54
Class B	1,000.00	1,118.10	2.66	13.97	1,000.00	1,011.60	2.66	13.27
Class C	1,000.00	1,118.10	2.66	13.97	1,000.00	1,011.60	2.66	13.27
Class I	1,000.00	1,124.70	1.49	7.85	1,000.00	1,017.41	1.49	7.45
Class W(2)	1,000.00	1,123.90	1.66	8.74	1,000.00	1,016.56	1.66	8.30
ING European Real Estate Fund

Class A	1,000.00	952.20	1.78	8.62	1,000.00	1,015.97	1.78	8.90
Class B	1,000.00	949.80	2.53	12.23	1,000.00	1,012.25	2.53	12.62
Class C	1,000.00	949.40	2.53	12.23	1,000.00	1,012.25	2.53	12.62
Class I	1,000.00	954.40	1.37	6.64	1,000.00	1,018.00	1.37	6.85
ING Foreign Fund

Class A	1,000.00	1,045.10	1.68	8.52	1,000.00	1,016.46	1.68	8.40
Class B	1,000.00	1,041.30	2.43	12.30	1,000.00	1,012.74	2.43	12.13
Class C	1,000.00	1,041.30	2.43	12.30	1,000.00	1,012.74	2.43	12.13
Class I	1,000.00	1,047.40	1.33	6.75	1,000.00	1,018.20	1.33	6.66
Class W(1)	1,000.00	1,047.20	1.43	7.26	1,000.00	1,017.70	1.43	7.15
ING Greater China Fund

Class A	1,000.00	1,026.40	2.07	10.40	1,000.00	1,014.53	2.07	10.34
Class B	1,000.00	1,023.20	2.82	14.15	1,000.00	1,010.81	2.82	14.06
Class C	1,000.00	1,022.80	2.82	14.14	1,000.00	1,010.81	2.82	14.06
Class I	1,000.00	1,028.80	1.71	8.60	1,000.00	1,016.31	1.71	8.55
Class O	1,000.00	1,026.70	2.07	10.40	1,000.00	1,014.53	2.07	10.34

SHAREHOLDER EXPENSE EXAMPLES (Unaudited) (continued)

	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning	Ending		Expenses Paid	Beginning	Ending		Expenses Paid
	Account	Account		During the	Account	Account		During the
	Value	Value	Annualized	Period Ended	Value	Value	Annualized	Period Ended
	November 1,	April 30,	Expense	April 30,	November 1,	April 30,	Expense	April 30,
	2009	2010	Ratio	2010*	2009	2010	Ratio	2010*

ING Index Plus International Equity Fund

Class A	$1,000.00	$1,031.60	1.16%	$5.84	$1,000.00	$1,019.04	1.16%	$5.81
Class B	1,000.00	1,028.60	1.91	9.61	1,000.00	1,015.32	1.91	9.54
Class C	1,000.00	1,028.60	1.91	9.61	1,000.00	1,015.32	1.91	9.54
Class I	1,000.00	1,033.20	0.91	4.59	1,000.00	1,020.28	0.91	4.56
Class O	1,000.00	1,031.90	1.16	5.84	1,000.00	1,019.04	1.16	5.81
ING International Capital Appreciation Fund

Class A	1,000.00	1,065.30	1.46	7.48	1,000.00	1,017.55	1.46	7.30
Class B	1,000.00	1,061.50	2.21	11.30	1,000.00	1,013.84	2.21	11.03
Class C	1,000.00	1,061.20	2.21	11.29	1,000.00	1,013.84	2.21	11.03
Class I	1,000.00	1,067.80	1.00	5.13	1,000.00	1,019.84	1.00	5.01
Class W(2)	1,000.00	1,066.40	1.27	6.51	1,000.00	1,018.50	1.27	6.36
ING International Real Estate Fund

Class A	1,000.00	1,009.00	1.50	7.47	1,000.00	1,017.36	1.50	7.50
Class B	1,000.00	1,004.90	2.25	11.18	1,000.00	1,013.64	2.25	11.23
Class C	1,000.00	1,005.10	2.25	11.19	1,000.00	1,013.64	2.25	11.23
Class I	1,000.00	1,010.40	1.17	5.83	1,000.00	1,018.99	1.17	5.86
Class W	1,000.00	1,010.10	1.25	6.23	1,000.00	1,018.60	1.25	6.26
ING International SmallCap Multi-Manager Fund

Class A	1,000.00	1,113.40	1.84	9.64	1,000.00	1,015.67	1.84	9.20
Class B	1,000.00	1,109.90	2.49	13.03	1,000.00	1,012.45	2.49	12.42
Class C	1,000.00	1,109.90	2.49	13.03	1,000.00	1,012.45	2.49	12.42
Class I	1,000.00	1,116.30	1.31	6.87	1,000.00	1,018.30	1.31	6.56
Class O	1,000.00	1,114.00	1.74	9.12	1,000.00	1,016.17	1.74	8.70
Class W(1)	1,000.00	1,115.50	1.49	7.82	1,000.00	1,017.41	1.49	7.45
ING International Value Fund

Class A	1,000.00	1,021.90	1.64	8.22	1,000.00	1,016.66	1.64	8.20
Class B	1,000.00	1,018.20	2.34	11.71	1,000.00	1,013.19	2.34	11.68
Class C	1,000.00	1,019.40	2.28	11.42	1,000.00	1,013.49	2.28	11.38
Class I	1,000.00	1,023.60	1.29	6.47	1,000.00	1,018.40	1.29	6.46
Class W(1)	1,000.00	1,023.40	1.34	6.72	1,000.00	1,018.15	1.34	6.71
ING International Value Choice Fund

Class A	1,000.00	1,077.10	1.70	8.76	1,000.00	1,016.36	1.70	8.50
Class B	1,000.00	1,073.40	2.45	12.60	1,000.00	1,012.65	2.45	12.23
Class C	1,000.00	1,074.20	2.45	12.60	1,000.00	1,012.65	2.45	12.23
Class I	1,000.00	1,079.00	1.34	6.91	1,000.00	1,018.15	1.34	6.71
Class W	1,000.00	1,079.10	1.45	7.47	1,000.00	1,017.60	1.45	7.25
ING Russia Fund

Class A	1,000.00	1,211.30	2.07	11.35	1,000.00	1,014.53	2.07	10.34
Class I	1,000.00	1,212.60	1.67	9.16	1,000.00	1,016.51	1.67	8.35
ING Global Bond Fund

Class A	1,000.00	1,007.50	0.90	4.48	1,000.00	1,020.33	0.90	4.51
Class B	1,000.00	1,002.90	1.65	8.19	1,000.00	1,016.61	1.65	8.25
Class C	1,000.00	1,003.10	1.65	8.19	1,000.00	1,016.61	1.65	8.25
Class I	1,000.00	1,009.10	0.58	2.89	1,000.00	1,021.92	0.58	2.91
Class O	1,000.00	1,008.40	0.90	4.48	1,000.00	1,020.33	0.90	4.51
Class W	1,000.00	1,008.90	0.65	3.24	1,000.00	1,021.57	0.65	3.26

SHAREHOLDER EXPENSE EXAMPLES (Unaudited) (continued)

	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning	Ending		Expenses Paid	Beginning	Ending		Expenses Paid
	Account	Account		During the	Account	Account		During the
	Value	Value	Annualized	Period Ended	Value	Value	Annualized	Period Ended
	November 1,	April 30,	Expense	April 30,	November 1,	April 30,	Expense	April 30,
	2009	2010	Ratio	2010*	2009	2010	Ratio	2010*

ING Diversified International Fund**

Class A	$1,000.00	$1,066.40	0.37%	$1.90	$1,000.00	$1,022.96	0.37%	$1.86
Class B	1,000.00	1,062.10	1.12	5.73	1,000.00	1,019.24	1.12	5.61
Class C	1,000.00	1,061.70	1.12	5.73	1,000.00	1,019.24	1.12	5.61
Class I	1,000.00	1,067.70	0.10	0.51	1,000.00	1,024.30	0.10	0.50
Class O	1,000.00	1,067.00	0.26	1.33	1,000.00	1,023.51	0.26	1.30
Class R	1,000.00	1,065.20	0.62	3.17	1,000.00	1,021.72	0.62	3.11
Class W	1,000.00	1,068.30	0.00	—	1,000.00	1,024.79	0.00	—

*	Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half-year.

**	The annualized expense ratios do not include expenses of underlying funds.
(1)	Effective November 20, 2009, Class Q shareholders of ING Global Value Choice Fund, ING Foreign Fund, ING International SmallCap Multi-Manager Fund and ING International Value Fund were converted to Class W shares of each respective Fund.
(2)	Effective March 8, 2010, Class Q shareholders of ING Emerging Countries Fund and ING International Capital Appreciation Fund were converted to Class W shares of each respective Fund.

STATEMENTS OF ASSETS AND LIABILITIES as of April 30, 2010 (Unaudited)

	ING	ING	ING	ING
	Global	Global	Global	Global
	Equity Dividend	Natural Resources	Real Estate	Value Choice
	Fund	Fund	Fund	Fund

ASSETS:
Investments in securities at value+*	$135,293,769	$108,015,681	$2,196,203,236	$285,865,211
Investments in affiliates**	—	—	20,194,218	—
Short-term investments at value***	1,392,620	—	34,830,005	15,952,924
Short-term investments in affiliates****	—	1,276,000	73,754,366	23,908,734
Cash	5,058,184	497	—	—
Foreign currencies at value*****	755,803	—	553,061	—
Receivables:
Investment securities sold	977,606	3,460,237	41,084,872	4,086,422
Fund shares sold	509,275	230,402	15,544,600	3,735,274
Dividends and interest	619,727	17,347	8,619,703	1,069,439
Prepaid expenses	36,217	23,733	114,371	47,369

Total assets	144,643,201	113,023,897	2,390,898,432	334,665,373

LIABILITIES:
Payable for investment securities purchased	2,351	2,189,707	44,355,311	3,731,975
Payable for fund shares redeemed	184,318	144,464	5,993,970	1,377,114
Payable upon receipt of securities loaned	1,417,400	—	35,379,069	16,010,478
Payable to affiliates	162,266	109,442	1,876,155	558,003
Payable for directors fees	6,426	10,506	13,781	9,183
Other accrued expenses and liabilities	191,582	98,335	1,219,536	110,430

Total liabilities	1,964,343	2,552,454	88,837,822	21,797,183

NET ASSETS	$142,678,858	$110,471,443	$2,302,060,610	$312,868,190

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$231,277,596	$118,082,466	$2,773,823,437	$360,367,279
Undistributed (distributions in excess of) net investment income	418,280	(280,607)	(72,314,132)	4,996
Accumulated net realized loss	(97,924,185)	(22,383,120)	(789,590,217)	(85,892,148)
Net unrealized appreciation	8,907,167	15,052,704	390,141,522	38,388,063

NET ASSETS	$142,678,858	$110,471,443	$2,302,060,610	$312,868,190

+ Including securities loaned at value	$1,348,967	$—	$34,077,088	$15,369,854
* Cost of investments in securities	$126,354,512	$92,962,634	$1,805,660,098	$247,407,233
** Cost of investments in affiliates	$—	$—	$19,982,657	$—
*** Cost of short-term investments	$1,417,400	$—	$35,379,069	$16,010,478
**** Cost of short-term investments in affiliates	$—	$1,276,000	$73,754,366	$23,908,734
***** Cost of foreign currencies	$753,817	$—	$547,624	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of April 30, 2010 (Unaudited) (continued)

	ING	ING	ING	ING
	Global	Global	Global	Global
	Equity Dividend	Natural Resources	Real Estate	Value Choice
	Fund	Fund	Fund	Fund

Class A:
Net assets	$44,696,628	$106,143,003	$1,004,722,392	$159,159,125
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$—	$—	$—	$—
Shares outstanding	4,410,584	12,103,166	66,049,868	5,364,848
Net asset value and redemption price per share	$10.13	$8.77	$15.21	$29.67
Maximum offering price per share (5.75%)(1)	$10.75	$9.31	$16.14	$31.48
Class B:
Net assets	$13,969,627	n/a	$22,324,969	$8,139,188
Shares authorized	unlimited	n/a	unlimited	unlimited
Par value	$—	n/a	$—	$—
Shares outstanding	1,382,422	n/a	1,757,559	257,184
Net asset value, redemption price and maximum offering price per share(2)	$10.11	n/a	$12.70	$31.65
Class C:
Net assets	$34,478,000	n/a	$181,541,006	$75,752,870
Shares authorized	unlimited	n/a	unlimited	unlimited
Par value	$—	n/a	$—	$—
Shares outstanding	3,420,903	n/a	13,511,387	2,695,970
Net asset value, redemption price and maximum offering price per share(2)	$10.08	n/a	$13.44	$28.10
Class I:
Net assets	$4,678,009	$4,031,358	$864,831,376	$57,482,285
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$—	$—	$—	$—
Shares outstanding	461,189	460,276	56,841,167	1,922,679
Net asset value, redemption price and maximum offering price per share	$10.14	$8.76	$15.21	$29.90
Class O:
Net assets	$15,090,645	n/a	$14,466,386	n/a
Shares authorized	unlimited	n/a	unlimited	n/a
Par value	$—	n/a	$—	n/a
Shares outstanding	1,491,572	n/a	951,150	n/a
Net asset value, redemption price and maximum offering price per share	$10.12	n/a	$15.21	n/a
Class W:
Net assets	$29,765,949	$297,082	$214,174,481	$12,334,722
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$—	$—	$—	$—
Shares outstanding	2,693,960	26,915	14,055,524	413,092
Net asset value, redemption price and maximum offering price per share	$11.05	$11.04	$15.24	$29.86

(1)	Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.
(2)	Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of April 30, 2010 (Unaudited)

	ING	ING	ING
	Asia-Pacific	Emerging	European	ING
	Real Estate	Countries	Real Estate	Foreign
	Fund	Fund	Fund	Fund

ASSETS:
Investments in securities at value+*	$4,786,116	$164,260,084	$3,772,323	$185,484,111
Investments in affiliates**	169,392	—	—	—
Short-term investments at value***	—	3,088,262	—	3,581,769
Short-term investments in affiliates****	67,766	—	30,044	5,841,952
Cash	—	2,341,448	—	170
Foreign currencies at value*****	2,217	3,778,031	13,866	3,413,132
Receivables:
Investment securities sold	110,717	1,504,987	138,120	7,206,717
Fund shares sold	2,917	113,145	—	89,482
Dividends and interest	29,157	280,265	32,644	724,503
Unrealized appreciation on forward foreign currency contracts	—	—	—	601,509
Prepaid expenses	26,188	44,090	26,566	30,854
Reimbursement due from manager	7,646	—	8,404	—

Total assets	5,202,116	175,410,312	4,021,967	206,974,199

LIABILITIES:
Payable for investment securities purchased	39,666	400,074	65,384	5,499,049
Payable for fund shares redeemed	5,523	328,482	—	8,364,084
Payable upon receipt of securities loaned	—	3,120,585	—	3,616,510
Unrealized depreciation on forward foreign currency contracts	—	—	—	434,507
Payable to affiliates	6,107	232,212	4,701	266,867
Payable for directors fees	731	20,064	638	12,936
Other accrued expenses and liabilities	29,560	157,450	17,711	265,093

Total liabilities	81,587	4,258,867	88,434	18,459,046

NET ASSETS	$5,120,529	$171,151,445	$3,933,533	$188,515,153

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$10,279,443	$226,501,314	$6,433,114	$294,511,302
Undistributed (distributions in excess of) net investment income	(51,413)	(646,955)	(46,212)	746,183
Accumulated net realized loss	(5,608,905)	(96,078,448)	(2,685,860)	(137,734,246)
Net unrealized appreciation	501,404	41,375,534	232,491	30,991,914

NET ASSETS	$5,120,529	$171,151,445	$3,933,533	$188,515,153

+ Including securities loaned at value	$—	$2,975,211	$—	$3,020,239
* Cost of investments in securities	$4,287,323	$122,858,460	$3,539,320	$154,610,479
** Cost of investments in affiliates	$166,523	$—	$—	$—
*** Cost of short-term investments	$—	$3,120,585	$—	$3,616,510
**** Cost of short-term investments in affiliates	$67,766	$—	$30,044	$5,841,952
***** Cost of foreign currencies	$2,217	$3,771,105	$13,866	$3,415,819

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of April 30, 2010 (Unaudited) (continued)

	ING	ING	ING
	Asia-Pacific	Emerging	European	ING
	Real Estate	Countries	Real Estate	Foreign
	Fund	Fund	Fund	Fund

Class A:
Net assets	$3,897,428	$82,205,347	$3,701,690	$69,673,883
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$—	$—	$—	$—
Shares outstanding	720,781	3,098,910	615,481	5,188,603
Net asset value and redemption price per share	$5.41	$26.53	$6.01	$13.43
Maximum offering price per share (5.75%)(1)	$5.74	$28.15	$6.38	$14.25
Class B:
Net assets	$28,075	$4,670,645	$96,465	$11,689,049
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$—	$—	$—	$—
Shares outstanding	5,219	178,164	16,141	908,288
Net asset value, redemption price and maximum offering price per share(2)	$5.38	$26.22	$5.98	$12.87
Class C:
Net assets	$1,192,215	$17,383,389	$78,877	$62,359,294
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$—	$—	$—	$—
Shares outstanding	221,551	706,394	13,182	4,844,183
Net asset value, redemption price and maximum offering price per share(2)	$5.38	$24.61	$5.98	$12.87
Class I:
Net assets	$2,811	$59,829,735	$56,501	$43,147,947
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$—	$—	$—	$—
Shares outstanding	522	2,248,292	9,411	3,150,319
Net asset value, redemption price and maximum offering price per share	$5.38	$26.61	$6.00	$13.70
Class W:
Net assets	n/a	$7,062,329	n/a	$1,644,980
Shares authorized	n/a	unlimited	n/a	unlimited
Par value	n/a	$—	n/a	$—
Shares outstanding	n/a	253,638	n/a	112,393
Net asset value, redemption price and maximum offering price per share	n/a	$27.84	n/a	$14.64

(1)	Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.
(2)	Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of April 30, 2010 (Unaudited)

	ING	ING	ING	ING
	Greater	Index Plus	International	International
	China	International Equity	Capital Appreciation	Real Estate
	Fund	Fund	Fund	Fund

ASSETS:
Investments in securities at value+*	$45,587,777	$106,905,892	$93,660,360	$513,319,631
Investments in affiliates**	—	—	—	6,576,188
Short-term investments at value***	—	—	9,289,365	—
Cash	2,278	1,601,835	317,087	1,802,078
Foreign currencies at value****	371,954	—	668	183,015
Receivables:
Investment securities sold	1,588,740	6	950,670	16,554,989
Fund shares sold	63,705	73,196	5,576,960	2,235,679
Dividends and interest	109,469	560,723	304,013	3,243,232
Prepaid expenses	37,638	41,044	36,605	67,854
Reimbursement due from manager	—	—	27,763	—

Total assets	47,761,561	109,182,696	110,163,491	543,982,666

LIABILITIES:
Payable for investment securities purchased	838,008	1,123	494,194	13,066,780
Payable for fund shares redeemed	146,574	144,725	197,677	656,072
Payable upon receipt of securities loaned	—	—	9,305,318	—
Payable to affiliates	65,320	76,372	92,498	526,870
Payable to custodian due to foreign currency overdraft*****	—	20,929	—	—
Payable for directors fees	3,025	7,206	13,023	8,700
Other accrued expenses and liabilities	68,672	151,573	65,588	272,665
Payable for borrowings against line of credit	940,000	—	—	—

Total liabilities	2,061,599	401,928	10,168,298	14,531,087

NET ASSETS	$45,699,962	$108,780,768	$99,995,193	$529,451,579

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$44,495,543	$188,247,356	$155,723,553	$809,158,973
Undistributed (distributions in excess of) net investment income	(349,415)	713,961	160,028	830,384
Accumulated net realized loss	(5,327,251)	(87,857,572)	(69,633,581)	(330,520,212)
Net unrealized appreciation	6,881,085	7,677,023	13,745,193	49,982,434

NET ASSETS	$45,699,962	$108,780,768	$99,995,193	$529,451,579

+ Including securities loaned at value	$—	$—	$8,554,903	$—
* Cost of investments in securities	$38,706,378	$99,235,174	$79,898,020	$463,397,977
** Cost of investments in affiliates	$—	$—	$—	$6,483,307
*** Cost of short-term investments	$—	$—	$9,305,318	$—
**** Cost of foreign currencies	$371,973	$—	$712	$183,013
***** Cost of foreign currency overdraft	$—	$21,828	$—	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of April 30, 2010 (Unaudited) (continued)

	ING	ING	ING	ING
	Greater	Index Plus	International	International
	China	International Equity	Capital Appreciation	Real Estate
	Fund	Fund	Fund	Fund

Class A:
Net assets	$30,970,670	$8,799,739	$25,070,039	$156,894,315
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$—	$—	$—	$—
Shares outstanding	2,143,311	1,113,204	2,605,495	19,614,875
Net asset value and redemption price per share	$14.45	$7.90	$9.62	$8.00
Maximum offering price per share (5.75%)(1)	$15.33	$8.38	$10.21	$8.49
Class B:
Net assets	$2,765,854	$894,833	$3,762,759	$3,358,746
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$—	$—	$—	$—
Shares outstanding	193,205	112,759	396,187	421,696
Net asset value, redemption price and maximum offering price per share(2)	$14.32	$7.94	$9.50	$7.96
Class C:
Net assets	$5,736,216	$1,368,260	$7,618,673	$25,478,263
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$—	$—	$—	$—
Shares outstanding	400,463	173,641	799,348	3,200,562
Net asset value, redemption price and maximum offering price per share(2)	$14.32	$7.88	$9.53	$7.96
Class I:
Net assets	$2,176,190	$52,023,801	$52,086,463	$340,142,140
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$—	$—	$—	$—
Shares outstanding	150,530	6,575,050	5,421,924	42,472,385
Net asset value, redemption price and maximum offering price per share	$14.46	$7.91	$9.61	$8.01
Class O:
Net assets	$4,051,032	$45,694,135	n/a	n/a
Shares authorized	unlimited	unlimited	n/a	n/a
Par value	$—	$—	n/a	n/a
Shares outstanding	282,532	5,821,949	n/a	n/a
Net asset value, redemption price and maximum offering price per share	$14.34	$7.85	n/a	n/a
Class W:
Net assets	n/a	n/a	$11,457,259	$3,578,115
Shares authorized	n/a	n/a	unlimited	unlimited
Par value	n/a	n/a	$—	$—
Shares outstanding	n/a	n/a	1,189,382	445,591
Net asset value, redemption price and maximum offering price per share	n/a	n/a	$9.63	$8.03

(1)	Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.
(2)	Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of April 30, 2010 (Unaudited)

	ING	ING	ING
	International SmallCap	International	International
	Multi-Manager	Value	Value Choice
	Fund	Fund	Fund

ASSETS:
Investments in securities at value+*	$441,338,215	$1,468,272,657	$50,940,689
Short-term investments at value**	1,910,126	3,699,241	—
Short-term investments in affiliates***	2,484,510	20,092,210	3,990,018
Cash	4,615,629	574	—
Foreign currencies at value****	1,675,846	380,333	—
Receivables:
Investment securities sold	3,522,996	52,930,680	—
Fund shares sold	463,760	2,841,095	2,169,989
Dividends and interest	1,823,660	12,306,591	208,502
Prepaid expenses	45,025	54,540	32,363

Total assets	457,879,767	1,560,577,921	57,341,561

LIABILITIES:
Payable for investment securities purchased	7,262,129	34,834,866	340,964
Payable for fund shares redeemed	2,697,458	3,489,241	33,663
Payable upon receipt of securities loaned	1,926,065	3,939,699	—
Payable to affiliates	496,179	1,794,403	59,873
Payable to custodian due to foreign currency overdraft*****	—	—	1,807
Payable for directors fees	22,749	42,513	2,745
Accrued foreign taxes on capital gains	233,215	—	—
Other accrued expenses and liabilities	435,502	1,272,322	39,260

Total liabilities	13,073,297	45,373,044	478,312

NET ASSETS	$444,806,470	$1,515,204,877	$56,863,249

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$734,609,081	$2,425,552,637	$71,241,585
Undistributed net investment income	684,478	11,647,248	120,420
Accumulated net realized loss	(341,785,243)	(829,109,798)	(15,235,043)
Net unrealized appreciation or depreciation	51,298,154	(92,885,210)	736,287

NET ASSETS	$444,806,470	$1,515,204,877	$56,863,249

+ Including securities loaned at value	$1,740,502	$3,749,098	$—
* Cost of investments in securities	$389,991,565	$1,560,995,020	$50,202,351
** Cost of short-term investments	$1,926,065	$3,939,699	$—
*** Cost of short-term investments in affiliates	$2,484,510	$20,092,210	$3,990,018
**** Cost of foreign currencies	$1,673,354	$378,639	$—
***** Cost of foreign currency overdraft	$—	$—	$1,830

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of April 30, 2010 (Unaudited) (continued)

	ING	ING	ING
	International SmallCap	International	International
	Multi-Manager	Value	Value Choice
	Fund	Fund	Fund

Class A:
Net assets	$151,506,588	$634,129,156	$20,355,809
Shares authorized	unlimited	unlimited	unlimited
Par value	$—	$0.01	$—
Shares outstanding	4,376,058	55,699,948	1,964,115
Net asset value and redemption price per share	$34.62	$11.38	$10.36
Maximum offering price per share (5.75%)(1)	$36.73	$12.07	$10.99
Class B:
Net assets	$6,862,977	$18,636,658	$1,691,829
Shares authorized	unlimited	unlimited	unlimited
Par value	$—	$0.01	$—
Shares outstanding	187,877	1,648,736	165,508
Net asset value, redemption price and maximum offering price per share(2)	$36.53	$11.30	$10.22
Class C:
Net assets	$32,485,302	$241,840,558	$5,008,475
Shares authorized	unlimited	unlimited	unlimited
Par value	$—	$0.01	$—
Shares outstanding	1,001,978	21,873,768	488,369
Net asset value, redemption price and maximum offering price per share(2)	$32.42	$11.06	$10.26
Class I:
Net assets	$210,609,502	$598,367,367	$29,772,091
Shares authorized	unlimited	unlimited	unlimited
Par value	$—	$0.01	$—
Shares outstanding	6,079,660	52,713,275	2,875,341
Net asset value, redemption price and maximum offering price per share	$34.64	$11.35	$10.35
Class O:
Net assets	$1,093,710	n/a	n/a
Shares authorized	unlimited	n/a	n/a
Par value	$—	n/a	n/a
Shares outstanding	31,810	n/a	n/a
Net asset value, redemption price and maximum offering price per share	$34.38	n/a	n/a
Class W:
Net assets	$42,248,391	$22,231,138	$35,045
Shares authorized	unlimited	unlimited	unlimited
Par value	$—	$0.01	$—
Shares outstanding	1,031,510	1,958,949	3,382
Net asset value, redemption price and maximum offering price per share	$40.96	$11.35	$10.36

(1)	Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.
(2)	Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of April 30, 2010 (Unaudited)

		ING	ING
	ING	Global	Diversified
	Russia	Bond	International
	Fund	Fund	Fund

ASSETS:
Investments in securities at value+*	$444,148,753	$383,998,758	$—
Investments in affiliated underlying funds**	—	—	212,961,713
Short-term investments at value***	19,400,895	—	—
Short-term investments in affiliates****	—	12,076,000	—
Short-term investments at amortized cost	—	42,153,480	—
Cash	10,917,277	590,331	2,769,213
Receivable for derivatives collateral held at broker (Note 2)	—	30,000	—
Cash collateral for futures	—	2,633,352	—
Foreign cash collateral for futures*****	—	596,304	—
Foreign currencies at value******	—	40,830	—
Receivables:
Investment securities purchased on a delayed-delivery or when-issued basis	—	9,852,301	—
Investment securities sold	1,698,169	2,174,825	9,806,520
Fund shares sold	819,601	15,599,095	221,570
Dividends and interest	651,960	24,956,256	—
Unrealized appreciation on forward foreign currency contracts	—	2,169,723	—
Unrealized appreciation on swap agreements	—	288,215	—
Prepaid expenses	15,184	37,576	51,143
Reimbursement due from manager	—	23,614	38,442

Total assets	477,651,839	497,220,660	225,848,601

LIABILITIES:
Payable for investment securities purchased on a delayed-delivery or when-issued basis	—	28,028,128	—
Payable for terminated investment contracts	—	167,542	—
Payable for investment securities purchased	3,877,100	9,060,724	9,606,934
Payable for fund shares redeemed	664,463	1,064,012	752,199
Payable upon receipt of securities loaned	19,569,185	—	—
Unrealized depreciation on forward foreign currency contracts	—	3,678,642	—
Unrealized depreciation on swap agreements	—	92,352	—
Payable to affiliates	614,004	261,206	115,507
Payable for directors fees	20,410	2,033	3,318
Other accrued expenses and liabilities	444,263	20,108,014	273,081

Total liabilities	25,189,425	62,462,653	10,751,039

NET ASSETS	$452,462,414	$434,758,007	$215,097,562

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$461,380,591	$419,653,306	$378,463,667
Undistributed (distributions in excess of) net investment income	(3,521,548)	1,280,891	275,707
Accumulated net realized loss	(99,682,403)	(896,151)	(168,699,356)
Net unrealized appreciation	94,285,774	14,719,961	5,057,544

NET ASSETS	$452,462,414	$434,758,007	$215,097,562

+ Including securities loaned at value	$17,399,221	$—	$—
* Cost of investments in securities	$349,696,247	$366,878,479	$—
** Cost of investments in affiliated underlying funds	$—	$—	$207,904,169
*** Cost of short-term investments	$19,569,185	$—	$—
**** Cost of short-term investments in affiliates	$—	$12,076,000	$—
***** Cost of foreign cash collateral for futures	$—	$593,523	$—
****** Cost of foreign currencies	$—	$40,574	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of April 30, 2010 (Unaudited) (continued)

		ING	ING
	ING	Global	Diversified
	Russia	Bond	International
	Fund	Fund	Fund

Class A:
Net assets	$445,011,869	$154,646,261	$117,516,085
Shares authorized	unlimited	unlimited	unlimited
Par value	$—	$—	$—
Shares outstanding	12,442,466	13,128,266	13,424,382
Net asset value and redemption price per share	$35.77	$11.78	$8.75
Maximum offering price per share	$37.95 (1)	$12.08 (2)	$9.28 (1)
Class B:
Net assets	n/a	$4,545,717	$18,516,699
Shares authorized	n/a	unlimited	unlimited
Par value	n/a	$—	$—
Shares outstanding	n/a	389,204	2,121,187
Net asset value, redemption price and maximum offering price per share(3)	n/a	$11.68	$8.73
Class C:
Net assets	n/a	$68,239,088	$64,548,061
Shares authorized	n/a	unlimited	unlimited
Par value	n/a	$—	$—
Shares outstanding	n/a	5,820,972	7,408,658
Net asset value, redemption price and maximum offering price per share(3)	n/a	$11.72	$8.71
Class I:
Net assets	$7,450,545	$197,596,728	$9,044,804
Shares authorized	unlimited	unlimited	unlimited
Par value	$—	$—	$—
Shares outstanding	207,997	16,822,813	1,035,691
Net asset value, redemption price and maximum offering price per share	$35.82	$11.75	$8.73
Class O:
Net assets	n/a	$3,464,799	$2,620,771
Shares authorized	n/a	unlimited	unlimited
Par value	n/a	$—	$—
Shares outstanding	n/a	298,777	301,278
Net asset value, redemption price and maximum offering price per share	n/a	$11.60	$8.70
Class R:
Net assets	n/a	n/a	$195,881
Shares authorized	n/a	n/a	unlimited
Par value	n/a	n/a	$—
Shares outstanding	n/a	n/a	22,617
Net asset value, redemption price and maximum offering price per share	n/a	n/a	$8.66
Class W:
Net assets	n/a	$6,265,414	$2,655,261
Shares authorized	n/a	unlimited	unlimited
Par value	n/a	$—	$—
Shares outstanding	n/a	540,366	304,901
Net asset value, redemption price and maximum offering price per share	n/a	$11.59	$8.71

(1)	Maximum offering price is 5.75% and is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.
(2)	Maximum offering price is 2.50% and is computed at 100/97.50 of net asset value. On purchases of $100,000 or more, the offering price is reduced.
(3)	Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS for the six months ended April 30, 2010 (Unaudited)

	ING	ING	ING	ING
	Global	Global	Global	Global
	Equity Dividend	Natural Resources	Real Estate	Value Choice
	Fund	Fund	Fund	Fund

INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*(1)	$2,696,744	$720,089	$32,625,060	$1,952,336
Interest*	—	—	468,228	62,929
Securities lending income, net	4,669	—	76,872	18,034

Total investment income	2,701,413	720,089	33,170,160	2,033,299

EXPENSES:
Investment management fees	497,764	452,896	7,050,515	1,089,058
Distribution and service fees:
Class A	57,833	127,740	1,177,399	175,057
Class B	75,828	—	111,003	39,603
Class C	182,152	—	807,247	310,975
Class O	19,073	—	17,344	—
Class Q(2)	—	—	—	430
Transfer agent fees:
Class A	49,580	79,862	1,066,920	109,745
Class B	16,214	—	25,163	6,160
Class C	38,801	—	183,144	48,743
Class I	1,265	—	268,253	290
Class O	17,141	—	15,731	—
Class W	26,912	174	196,007	4,225
Administrative service fees	71,108	52,121	976,213	121,005
Shareholder reporting expense	34,085	23,242	244,539	32,717
Registration fees	40,182	22,249	99,347	38,759
Professional fees	10,878	14,020	88,682	21,807
Custody and accounting expense	22,513	13,195	377,994	30,396
Directors fees	2,538	2,534	18,281	2,060
Miscellaneous expense	5,590	4,378	38,373	8,190
Interest expense	—	226	—	—

Total expenses	1,169,457	792,637	12,762,155	2,039,220
Net waived and reimbursed fees	(18,077)	(406)	(24,723)	(20,396)
Brokerage commission recapture	—	—	—	(5,115)

Net expenses	1,151,380	792,231	12,737,432	2,013,709

Net investment income (loss)	1,550,033	(72,142)	20,432,728	19,590

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	6,480,894	4,425,073	(32,990,880)	14,816,853
Foreign currency related transactions	(107,513)	5,165	(236,684)	(5,719)

Net realized gain (loss)	6,373,381	4,430,238	(33,227,564)	14,811,134

Net change in unrealized appreciation or depreciation on:
Investments	3,729,005	7,792,157	228,887,877	13,052,124
Foreign currency related transactions	6,387	(239)	(58,277)	(7,854)

Net change in unrealized appreciation or depreciation	3,735,392	7,791,918	228,829,600	13,044,270

Net realized and unrealized gain	10,108,773	12,222,156	195,602,036	27,855,404

Increase in net assets resulting from operations	$11,658,806	$12,150,014	$216,034,764	$27,874,994

* Foreign taxes withheld	$116,596	$31,389	$1,550,530	$138,136
(1) Dividends from affiliates	$—	$685	$503,040	$18,505
(2) Effective November 20, 2009, Class Q shareholders of ING Global Value Choice Fund were converted to Class W shares of the Fund.

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS for the six months ended April 30, 2010 (Unaudited)

	ING	ING	ING
	Asia-Pacific	Emerging	European	ING
	Real Estate	Countries	Real Estate	Foreign
	Fund	Fund	Fund	Fund

INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*(1)	$72,951	$820,901	$82,144	$2,196,545
Interest*	3,150	28,140	8	109,636
Securities lending income, net	—	3,942	—	5,722

Total investment income	76,101	852,983	82,152	2,311,903

EXPENSES:
Investment management fees	21,635	1,002,804	22,636	1,125,218
Distribution and service fees:
Class A	4,073	142,022	5,381	102,262
Class B	136	24,115	503	64,717
Class C	5,195	86,564	427	353,521
Class Q(2)(3)	—	6,794	—	4
Transfer agent fees:
Class A	1,274	75,662	3,887	81,314
Class B	10	4,464	89	12,865
Class C	406	16,132	76	70,271
Class I	—	3,960	3	1,113
Class Q(2)(3)	—	524	—	—
Class W	—	2,717	—	1,227
Administrative service fees	2,164	80,224	2,264	112,520
Shareholder reporting expense	762	46,024	216	45,140
Registration fees	26,200	38,824	26,041	40,636
Professional fees	4,446	23,154	4,553	27,568
Custody and accounting expense	17,253	78,431	19,983	154,290
Directors fees	162	4,525	181	5,246
Miscellaneous expense	3,305	12,712	1,644	9,990
Interest expense	43	150	140	2,768

Total expenses	87,064	1,649,802	88,024	2,210,670
Net waived and reimbursed fees	(45,022)	(149,864)	(47,211)	(112,054)

Net expenses	42,042	1,499,938	40,813	2,098,616

Net investment income (loss)	34,059	(646,955)	41,339	213,287

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	31,520	7,183,373	35,396	23,616,440
Foreign currency related transactions	(389)	(242,529)	(9,349)	(234,797)
Futures	—	—	—	(7,365)

Net realized gain	31,131	6,940,844	26,047	23,374,278

Net change in unrealized appreciation or depreciation on:
Investments	126,840	10,081,025	(320,309)	(12,674,382)
Foreign currency related transactions	(437)	34,117	378	666,305

Net change in unrealized appreciation or depreciation	126,403	10,115,142	(319,931)	(12,008,077)

Net realized and unrealized gain (loss)	157,534	17,055,986	(293,884)	11,366,201

Increase (decrease) in net assets resulting from operations	$191,593	$16,409,031	$(252,545)	$11,579,488

* Foreign taxes withheld	$3,630	$46,989	$7,044	$245,487
(1) Dividends from affiliates	$1,820	$—	$19	$419
(2) Effective November 20, 2009, Class Q shareholders of ING Foreign Fund were converted to Class W shares of the Fund.
(3) Effective March 8, 2010, Class Q shareholders of ING Emerging Countries Fund were converted to Class W shares of the Fund.

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS for the six months ended April 30, 2010 (Unaudited)

	ING	ING	ING	ING
	Greater	Index Plus	International	International
	China	International Equity	Capital Appreciation	Real Estate
	Fund	Fund	Fund	Fund

INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*(1)	$183,338	$1,421,550	$784,001	$9,534,091
Interest*	13	12,594	5,503	171,485
Securities lending income, net	—	—	25,451	—

Total investment income	183,351	1,434,144	814,955	9,705,576

EXPENSES:
Investment management fees	277,602	304,813	440,880	2,523,170
Distribution and service fees:
Class A	41,888	11,347	32,759	170,667
Class B	15,177	5,196	21,093	18,040
Class C	32,962	6,988	39,540	129,123
Class O	4,529	59,123	—	—
Class Q(2)	—	—	10,433	—
Transfer agent fees:
Class A	31,698	9,398	30,033	89,308
Class B	2,876	1,067	4,807	2,374
Class C	6,225	1,441	9,075	16,928
Class I	625	4,382	446	6,081
Class O	3,417	48,899	—	—
Class Q(2)	—	—	129	—
Class W	—	—	3,255	1,615
Administrative service fees	24,139	55,420	51,868	268,906
Shareholder reporting expense	10,492	31,296	9,602	48,737
Registration fees	32,477	28,309	31,742	48,245
Professional fees	12,507	20,828	25,555	60,207
Custody and accounting expense	29,050	44,186	52,554	165,628
Directors fees	1,340	2,105	2,675	7,964
Miscellaneous expense	5,310	12,162	11,123	15,198
Interest expense	321	368	846	1,918

Total expenses	532,635	647,328	778,415	3,574,109
Net waived and reimbursed fees	—	(59,836)	(117,582)	(40,646)
Brokerage commission recapture	—	—	(4,454)	—

Net expenses	532,635	587,492	656,379	3,533,463

Net investment income (loss)	(349,284)	846,652	158,576	6,172,113

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	1,853,677	3,825,352	3,055,496	(17,112,251)
Foreign currency related transactions	(2,175)	(65,852)	(17,718)	(158,200)

Net realized gain (loss)	1,851,502	3,759,500	3,037,778	(17,270,451)

Net change in unrealized appreciation or depreciation on:
Investments	(385,487)	(960,788)	4,373,046	15,499,139
Foreign currency related transactions	(30)	(17,981)	(5,173)	(35,690)

Net change in unrealized appreciation or depreciation	(385,517)	(978,769)	4,367,873	15,463,449

Net realized and unrealized gain (loss)	1,465,985	2,780,731	7,405,651	(1,807,002)

Increase in net assets resulting from operations	$1,116,701	$3,627,383	$7,564,227	$4,365,111

* Foreign taxes withheld	$4,970	$131,892	$76,080	$682,697
(1) Dividends from affiliates	$—	$—	$—	$145,335
(2) Effective March 8, 2010, Class Q shareholders of ING International Capital Appreciation Fund were converted to Class W shares of the Fund.

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS for the six months ended April 30, 2010 (Unaudited)

	ING	ING	ING
	International SmallCap	International	International
	Multi-Manager	Value	Value Choice
	Fund	Fund	Fund

INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*(1)	$4,126,723	$24,201,913	$603,417
Interest*	116,735	281,383	—
Securities lending income, net	37,877	61,119	—

Total investment income	4,281,335	24,544,415	603,417

EXPENSES:
Investment management fees	2,170,682	8,036,987	269,462
Distribution and service fees:
Class A	313,045	1,024,690	24,662
Class B	37,199	139,439	8,681
Class C	159,911	1,318,116	23,340
Class O	1,012	—	—
Class Q(2)	4,809	3,831	—
Transfer agent fees:
Class A	174,382	399,028	12,081
Class B	7,257	16,668	1,063
Class C	31,167	153,777	2,860
Class I	12,303	216,497	484
Class O	790	—	—
Class Q(2)	271	1,090	—
Class W	35,763	11,797	9
Administrative service fees	217,067	803,690	26,946
Shareholder reporting expense	75,147	249,362	9,477
Registration fees	44,602	48,242	28,040
Professional fees	52,798	107,109	11,443
Custody and accounting expense	249,181	352,780	7,955
Directors fees	11,946	21,410	1,179
Miscellaneous expense	18,010	206,529	5,990
Interest expense	2,315	14,001	—

Total expenses	3,619,657	13,125,043	433,672
Net waived and reimbursed fees	(36,540)	(91,573)	(1,901)
Brokerage commission recapture	—	(4,615)	—

Net expenses	3,583,117	13,028,855	431,771

Net investment income	698,218	11,515,560	171,646

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments (net of Indian capital gains tax withheld)**	19,413,957	(2,786,804)	952,645
Foreign currency related transactions	(44,778)	(217,711)	(30,431)

Net realized gain (loss)	19,369,179	(3,004,515)	922,214

Net change in unrealized appreciation or depreciation on:
Investments (net of Indian capital gains tax accrued)***	27,484,039	32,598,016	2,792,277
Foreign currency related transactions	(47,104)	(491,219)	(3,933)

Net change in unrealized appreciation or depreciation	27,436,935	32,106,797	2,788,344

Net realized and unrealized gain	46,806,114	29,102,282	3,710,558

Increase in net assets resulting from operations	$47,504,332	$40,617,842	$3,882,204

* Foreign taxes withheld	$361,807	$1,981,841	$49,421
** Foreign tax on sale of Indian investments	$262,729	$—	$—
*** Foreign tax accrued on Indian investments	$233,215	$—	$—
(1) Dividends from affiliates	$1,890	$15,098	$1,986
(2) Effective November 20, 2009, Class Q shareholders of ING International SmallCap Multi-Manager Fund and ING International Value Fund were converted to Class W shares of each respective Fund.

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS for the six months ended April 30, 2010 (Unaudited)

		ING	ING
	ING	Global	Diversified
	Russia	Bond	International
	Fund	Fund	Fund

INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$744,304	$—	$—
Dividends from affiliates	—	11,166	—
Dividends from affiliated underlying funds	—	—	2,223,831
Interest*	14,038	10,721,198	—
Securities lending income, net	31,452	—	—

Total investment income	789,794	10,732,364	2,223,831

EXPENSES:
Investment management fees	2,605,897	729,022	—
Distribution and service fees:
Class A	515,996	171,639	156,697
Class B	—	23,737	97,487
Class C	—	296,735	350,155
Class O	—	4,413	2,828
Class R	—	—	498
Transfer agent fees:
Class A	312,647	55,367	102,082
Class B	—	1,928	15,792
Class C	—	23,869	56,732
Class I	47	5,432	4,628
Class O	—	1,426	1,791
Class R	—	—	160
Class W	—	1,736	2,195
Administrative service fees	208,470	182,254	113,263
Shareholder reporting expense	86,895	33,284	44,319
Registration fees	15,661	43,536	45,873
Professional fees	25,101	20,319	18,642
Custody and accounting expense	525,007	112,050	12,389
Directors fees	5,062	3,733	6,409
Miscellaneous expense	10,559	14,643	8,351
Interest expense	—	1,248	—

Total expenses	4,311,342	1,726,371	1,040,291
Net waived and reimbursed fees	—	(93,801)	(313,398)

Net expenses	4,311,342	1,632,570	726,893

Net investment income (loss)	(3,521,548)	9,099,794	1,496,938

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	(28,248,280)	1,047,844	—
Sale of investments in affiliated underlying funds	—	—	(16,473,045)
Foreign currency related transactions	(1,502)	(4,552,060)	—
Futures	—	1,180,291	—
Swaps	—	1,069,004	—
Written Options	—	320,304	—

Net realized loss	(28,249,782)	(934,617)	(16,473,045)

Net change in unrealized appreciation or depreciation on:
Investments	109,611,432	(4,061,726)	—
Investments in affiliated underlying funds	—	—	29,525,118
Foreign currency related transactions	(12,352)	(1,351,111)	—
Futures	—	(679,906)	—
Swaps	—	224,349	—
Written options	—	2,311	—

Net change in unrealized appreciation or depreciation	109,599,080	(5,866,083)	29,525,118

Net realized and unrealized gain (loss)	81,349,298	(6,800,700)	13,052,073

Increase in net assets resulting from operations	$77,827,750	$2,299,094	$14,549,011

* Foreign taxes withheld	$185,497	$85	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)

	ING Global Equity Dividend Fund		ING Global Natural Resources Fund
	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	April 30,	October 31,	April 30,	October 31,
	2010	2009	2010	2009

FROM OPERATIONS:
Net investment income (loss)	$1,550,033	$3,558,564	$(72,142)	$381,045
Net realized gain (loss)	6,373,381	(73,290,060)	4,430,238	(24,773,442)
Net change in unrealized appreciation or depreciation	3,735,392	80,191,913	7,791,918	43,943,525

Increase in net assets resulting from operations	11,658,806	10,460,417	12,150,014	19,551,128

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(426,485)	(1,266,772)	(297,867)	(253,882)
Class B	(79,729)	(316,335)	—	—
Class C	(194,226)	(724,052)	—	—
Class I	(36,808)	(48,623)	(4,054)	(766)
Class O	(147,144)	(355,824)	—	—
Class W	(258,542)	(310,735)	(986)	(194)
Net realized gains:
Class A	—	—	—	(5,296,232)
Class I	—	—	—	(5,605)
Class W	—	—	—	(1,418)
Return of capital:
Class A	—	(89,224)	—	—
Class B	—	(31,064)	—	—
Class C	—	(71,099)	—	—
Class I	—	(2,889)	—	—
Class O	—	(25,247)	—	—
Class W	—	(10,305)	—	—

Total distributions	(1,142,934)	(3,252,169)	(302,907)	(5,558,097)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	20,191,404	34,686,563	10,656,615	10,330,214
Reinvestment of distributions	693,498	1,993,528	265,592	4,970,473

	20,884,902	36,680,091	10,922,207	15,300,687
Cost of shares redeemed	(27,492,302)	(54,101,898)	(12,668,447)	(12,664,477)

Net increase (decrease) in net assets resulting from capital share transactions	(6,607,400)	(17,421,807)	(1,746,240)	2,636,210

Net increase (decrease) in net assets	3,908,472	(10,213,559)	10,100,867	16,629,241

NET ASSETS:
Beginning of period	138,770,386	148,983,945	100,370,576	83,741,335

End of period	$142,678,858	$138,770,386	$110,471,443	$100,370,576

Undistributed (distributions in excess of) net investment income at end of period	$418,280	$11,181	$(280,607)	$94,442

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)

	ING Global Real Estate Fund		ING Global Value Choice Fund
	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	April 30,	October 31,	April 30,	October 31,
	2010	2009	2010	2009

FROM OPERATIONS:
Net investment income	$20,432,728	$33,848,865	$19,590	$467,178
Net realized gain (loss)	(33,227,564)	(503,179,773)	14,811,134	(11,803,835)
Net change in unrealized appreciation or depreciation	228,829,600	688,315,397	13,044,270	65,867,124

Increase in net assets resulting from operations	216,034,764	218,984,489	27,874,994	54,530,467

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(43,283,509)	(15,188,664)	(751,278)	—
Class B	(1,126,801)	(421,176)	(18,461)	—
Class C	(7,514,404)	(2,475,980)	(160,740)	—
Class I	(27,091,622)	(8,166,937)	(97,710)	—
Class O	(618,735)	(258,598)	—	—
Class Q(1)	—	—	(5,431)	—
Class W	(7,709,502)	(3,115,932)	(17,043)	—
Net realized gains:
Class A	—	(865,442)	—	—
Class B	—	(29,080)	—	—
Class C	—	(171,978)	—	—
Class I	—	(327,550)	—	—
Class O	—	(13,443)	—	—
Class W	—	(52,833)	—	—
Return of capital:
Class A	—	(5,852,941)	—	—
Class B	—	(159,326)	—	—
Class C	—	(909,582)	—	—
Class I	—	(2,604,321)	—	—
Class O	—	(82,691)	—	—
Class W	—	(437,241)	—	—

Total distributions	(87,344,573)	(41,133,715)	(1,050,663)	—

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	781,246,647	870,249,148	172,913,412	164,167,759
Reinvestment of distributions	70,805,653	33,200,656	760,106	—

	852,052,300	903,449,804	173,673,518	164,167,759
Cost of shares redeemed	(367,187,861)	(694,752,679)	(63,800,113)	(115,689,883)

Net increase in net assets resulting from capital share transactions	484,864,439	208,697,125	109,873,405	48,477,876

Net increase in net assets	613,554,630	386,547,899	136,697,736	103,008,343

NET ASSETS:
Beginning of period	1,688,505,980	1,301,958,081	176,170,454	73,162,111

End of period	$2,302,060,610	$1,688,505,980	$312,868,190	$176,170,454

Undistributed (distributions in excess of) net investment income at end of period	$(72,314,132)	$(5,402,287)	$4,996	$1,036,069

(1)	Effective November 20, 2009, Class Q shareholders of ING Global Value Choice Fund were converted to Class W shares of the Fund.

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)

	ING Asia-Pacific Real Estate Fund		ING Emerging Countries Fund
	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	April 30,	October 31,	April 30,	October 31,
	2010	2009	2010	2009

FROM OPERATIONS:
Net investment income (loss)	$34,059	$71,671	$(646,955)	$295,412
Net realized gain (loss)	31,131	(3,273,897)	6,940,844	(41,421,824)
Net change in unrealized appreciation or depreciation	126,403	3,791,308	10,115,142	85,926,451

Increase in net assets resulting from operations	191,593	589,082	16,409,031	44,800,039

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(326,643)	(64,634)	—	(1,746,630)
Class B	(2,536)	(353)	—	(42,502)
Class C	(93,568)	(12,255)	—	(203,409)
Class I	(95)	(13)	—	(725,836)
Class Q(1)	—	—	—	(146,524)
Class W	—	—	—	(998)

Total distributions	(422,842)	(77,255)	—	(2,865,899)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	1,323,386	993,978	44,411,913	29,894,212
Payments by affiliates (Note 18)	—	—	—	1,400,280
Reinvestment of distributions	39,745	7,495	—	2,564,649

	1,363,131	1,001,473	44,411,913	33,859,141
Cost of shares redeemed	(448,631)	(3,771,209)	(27,667,988)	(40,483,488)

Net increase (decrease) in net assets resulting from capital share transactions	914,500	(2,769,736)	16,743,925	(6,624,347)

Net increase (decrease) in net assets	683,251	(2,257,909)	33,152,956	35,309,793

NET ASSETS:
Beginning of period	4,437,278	6,695,187	137,998,489	102,688,696

End of period	$5,120,529	$4,437,278	$171,151,445	$137,998,489

Undistributed (distributions in excess of/accumulated net investment loss) net investment income at end of period	$(51,413)	$337,370	$(646,955)	$—

(1)	Effective March 8, 2010, Class Q shareholders of ING Emerging Countries Fund were converted to Class W shares of the Fund.

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)

	ING European Real Estate Fund		ING Foreign Fund
	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	April 30,	October 31,	April 30,	October 31,
	2010	2009	2010	2009

FROM OPERATIONS:
Net investment income	$41,339	$78,704	$213,287	$2,433,639
Net realized gain (loss)	26,047	(1,152,836)	23,374,278	(50,146,128)
Net change in unrealized appreciation or depreciation	(319,931)	2,231,676	(12,008,077)	71,640,409

Increase (decrease) in net assets resulting from operations	(252,545)	1,157,544	11,579,488	23,927,920

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(361,187)	(181,768)	—	(4,924,315)
Class B	(8,490)	(671)	—	(461,405)
Class C	(5,321)	(2,381)	—	(2,720,389)
Class I	(1,078)	(32)	—	(3,274,378)
Class Q(1)	—	—	—	(675)
Class W	—	—	—	(13,885)

Total distributions	(376,076)	(184,852)	—	(11,395,047)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	681,681	2,521,942	18,920,771	45,668,879
Reinvestment of distributions	85,399	26,992	—	8,751,093

	767,080	2,548,934	18,920,771	54,419,972
Cost of shares redeemed	(2,701,690)	(240,480)	(92,412,979)	(157,258,780)

Net increase (decrease) in net assets resulting from capital share transactions	(1,934,610)	2,308,454	(73,492,208)	(102,838,808)

Net increase (decrease) in net assets	(2,563,231)	3,281,146	(61,912,720)	(90,305,935)

NET ASSETS:
Beginning of period	6,496,764	3,215,618	250,427,873	340,733,808

End of period	$3,933,533	$6,496,764	$188,515,153	$250,427,873

Undistributed (distributions in excess of) net investment income at end of period	$(46,212)	$288,525	$746,183	$532,896

(1)	Effective November 20, 2009, Class Q shareholders of ING Foreign Fund were converted to Class W shares of the Fund.

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)

			ING Index Plus International
	ING Greater China Fund		Equity Fund
	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	April 30,	October 31,	April 30,	October 31,
	2010	2009	2010	2009

FROM OPERATIONS:
Net investment income (loss)	$(349,284)	$150,182	$846,652	$2,711,738
Net realized gain (loss)	1,851,502	(6,183,150)	3,759,500	(46,411,839)
Net change in unrealized appreciation or depreciation	(385,517)	22,037,965	(978,769)	67,294,623

Increase in net assets resulting from operations	1,116,701	16,004,997	3,627,383	23,594,522

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(505,842)	(80,583)	(169,055)	(337,810)
Class B	(27,496)	(6,660)	(11,703)	(28,973)
Class C	(72,678)	(8,156)	(16,513)	(31,419)
Class I	(13,770)	(235)	(1,026,008)	(2,734,906)
Class O	(55,597)	(1,283)	(889,985)	(1,555,036)
Net realized gains:
Class A	—	(1,583,601)	—	—
Class B	—	(135,431)	—	—
Class C	—	(166,482)	—	—
Class I	—	(4,563)	—	—
Class O	—	(24,941)	—	—

Total distributions	(675,383)	(2,011,935)	(2,113,264)	(4,688,144)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	11,572,008	28,491,821	8,453,386	16,412,648
Payments by affiliates (Note 18)	—	—	—	497,810
Reinvestment of distributions	550,516	1,500,221	1,254,275	3,297,835

	12,122,524	29,992,042	9,707,661	20,208,293
Cost of shares redeemed	(12,807,015)	(23,362,569)	(12,407,449)	(37,853,048)

Net increase (decrease) in net assets resulting from capital share transactions	(684,491)	6,629,473	(2,699,788)	(17,644,755)

Net increase (decrease) in net assets	(243,173)	20,622,535	(1,185,669)	1,261,623

NET ASSETS:
Beginning of period	45,943,135	25,320,600	109,966,437	108,704,814

End of period	$45,699,962	$45,943,135	$108,780,768	$109,966,437

Undistributed (distributions in excess of) net investment income at end of period	$(349,415)	$675,252	$713,961	$1,980,573

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)

	ING International Capital Appreciation Fund		ING International Real Estate Fund
	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	April 30,	October 31,	April 30,	October 31,
	2010	2009	2010	2009

FROM OPERATIONS:
Net investment income	$158,576	$534,798	$6,172,113	$11,398,195
Net realized gain (loss)	3,037,778	(24,748,005)	(17,270,451)	(174,595,021)
Net change in unrealized appreciation or depreciation	4,367,873	42,982,950	15,463,449	274,383,100

Increase in net assets resulting from operations	7,564,227	18,769,743	4,365,111	111,186,274

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	—	(27,773)	(8,891,083)	(1,805,423)
Class B	—	(2,107)	(237,045)	(56,721)
Class C	—	(645)	(1,657,556)	(397,980)
Class I	—	(1,471,342)	(25,910,004)	(8,854,996)
Class W	—	—	(164,752)	(22,546)
Return of capital
Class A	—	(1,123)	—	—
Class B	—	(174)	—	—
Class C	—	(277)	—	—
Class I	—	(34,524)	—	—

Total distributions	—	(1,537,965)	(36,860,440)	(11,137,666)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	11,184,017	13,295,441	136,474,140	244,320,032
Proceeds from shares issued in merger (Note 14)	—	54,440,262	—	—
Reinvestment of distributions	—	1,520,985	14,855,500	4,243,297

	11,184,017	69,256,688	151,329,640	248,563,329
Cost of shares redeemed	(27,490,423)	(27,912,810)	(126,111,503)	(232,704,593)

Net increase (decrease) in net assets resulting from capital share transactions	(16,306,406)	41,343,878	25,218,137	15,858,736

Net increase (decrease) in net assets	(8,742,179)	58,575,656	(7,277,192)	115,907,344

NET ASSETS:
Beginning of period	108,737,372	50,161,716	536,728,771	420,821,427

End of period	$99,995,193	$108,737,372	$529,451,579	$536,728,771

Undistributed net investment income at end of period	$160,028	$1,452	$830,384	$31,518,711

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)

	ING International SmallCap
	Multi-Manager Fund		ING International Value Fund
	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	April 30,	October 31,	April 30,	October 31,
	2010	2009	2010	2009

FROM OPERATIONS:
Net investment income	$698,218	$3,451,120	$11,515,560	$21,719,914
Net realized gain (loss)	19,369,179	(201,552,375)	(3,004,515)	(789,089,768)
Net change in unrealized appreciation or depreciation	27,436,935	321,977,593	32,106,797	1,071,761,382

Increase in net assets resulting from operations	47,504,332	123,876,338	40,617,842	304,391,528

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(2,109,009)	(4,710,212)	(10,943,798)	(29,625,296)
Class B	(23,757)	(75,770)	(133,023)	(1,344,909)
Class C	(222,325)	(548,565)	(2,639,332)	(7,248,733)
Class I	(2,740,459)	(4,347,655)	(11,909,194)	(27,711,835)
Class O	(8,443)	(3,592)	—	—
Class Q(1)	(284,494)	(1,075,645)	(415,057)	(477,615)
Class W	(262,738)	(349,538)	(75,790)	—
Net realized gains:
Class A	—	—	—	(127,294,102)
Class B	—	—	—	(11,916,381)
Class C	—	—	—	(46,020,354)
Class I	—	—	—	(100,409,222)
Class Q(1)	—	—	—	(1,708,325)

Total distributions	(5,651,225)	(11,110,977)	(26,116,194)	(353,756,772)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	75,323,720	113,096,459	118,022,001	392,893,693
Payments by affiliates (Note 18)	—	2,661,920	—	955,441
Reinvestment of distributions	3,614,166	7,610,077	19,300,834	252,944,813

	78,937,886	123,368,456	137,322,835	646,793,947
Cost of shares redeemed	(102,766,130)	(204,983,628)	(310,536,908)	(1,015,622,982)

Net decrease in net assets resulting from capital share transactions	(23,828,244)	(81,615,172)	(173,214,073)	(368,829,035)

Net increase (decrease) in net assets	18,024,863	31,150,189	(158,712,425)	(418,194,279)

NET ASSETS:
Beginning of period	426,781,607	395,631,418	1,673,917,302	2,092,111,581

End of period	$444,806,470	$426,781,607	$1,515,204,877	$1,673,917,302

Undistributed net investment income at end of period	$684,478	$5,637,485	$11,647,248	$26,247,882

(1)	Effective November 20, 2009, Class Q shareholders of ING International SmallCap Multi-Manager Fund and ING International Value Fund were converted to Class W shares of each respective Fund.

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)

	ING International Value
	Choice Fund		ING Russia Fund
	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	April 30,	October 31,	April 30,	October 31,
	2010	2009	2010	2009

FROM OPERATIONS:
Net investment income (loss)	$171,646	$450,516	$(3,521,548)	$(2,451,035)
Net realized gain (loss)	922,214	(15,188,954)	(28,249,782)	(71,104,475)
Net change in unrealized appreciation or depreciation	2,788,344	25,168,195	109,599,080	211,233,042

Increase in net assets resulting from operations	3,882,204	10,429,757	77,827,750	137,677,532

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(131,060)	(87,098)	—	—
Class B	(1,702)	(498)	—	—
Class C	(4,059)	(897)	—	—
Class I	(227,476)	(532,022)	—	—
Class W	(27)	—	—	—
Net realized gains:
Class A	—	—	—	(82,435,965)

Total distributions	(364,324)	(620,515)	—	(82,435,965)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	16,269,956	14,285,055	52,790,382	64,172,973
Reinvestment of distributions	350,219	611,830	—	71,291,248

	16,620,175	14,896,885	52,790,382	135,464,221
Redemption fee proceeds	—	—	169,526	262,776
Cost of shares redeemed	(12,422,900)	(24,592,282)	(51,577,214)	(78,843,963)

Net increase (decrease) in net assets resulting from capital share transactions	4,197,275	(9,695,397)	1,382,694	56,883,034

Net increase in net assets	7,715,155	113,845	79,210,444	112,124,601

NET ASSETS:
Beginning of period	49,148,094	49,034,249	373,251,970	261,127,369

End of period	$56,863,249	$49,148,094	$452,462,414	$373,251,970

Undistributed net investment income (accumulated net investment loss) at end of period	$120,420	$313,098	$(3,521,548)	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)

	ING Global Bond Fund		ING Diversified International Fund
	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	April 30,	October 31,	April 30,	October 31,
	2010	2009	2010	2009

FROM OPERATIONS:
Net investment income	$9,099,794	$6,169,713	$1,496,938	$6,840,965
Net realized gain (loss)	(934,617)	7,334,843	(16,473,045)	(111,148,949)
Net change in unrealized appreciation or depreciation	(5,866,083)	27,036,801	29,525,118	153,259,480

Increase in net assets resulting from operations	2,299,094	40,541,357	14,549,011	48,951,496

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(5,672,420)	(1,002,341)	(1,046,798)	(16,890,294)
Class B	(193,533)	(48,083)	(26,408)	(2,007,249)
Class C	(2,216,391)	(369,590)	(57,030)	(7,933,560)
Class I	(6,539,840)	(2,185,382)	(33,208)	(585,985)
Class O	(154,324)	(39,407)	(23,310)	(33,579)
Class R	—	—	(1,233)	(21,054)
Class W	(166,426)	(6,692)	(33,244)	(182,219)
Net realized gains:
Class A	(516,361)	(1,641,363)	—	—
Class B	(18,877)	(99,095)	—	—
Class C	(213,755)	(709,315)	—	—
Class I	(548,181)	(7,774)	—	—
Class O	(14,374)	(6,537)	—	—
Class W	(13,604)	—	—	—

Total distributions	(16,268,086)	(6,115,579)	(1,221,231)	(27,653,940)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	204,285,440	230,053,379	22,297,745	36,087,099
Reinvestment of distributions	13,600,033	4,998,292	996,905	21,285,904

	217,885,473	235,051,671	23,294,650	57,373,003
Cost of shares redeemed	(64,159,918)	(87,745,529)	(51,103,593)	(117,220,417)

Net increase (decrease) in net assets resulting from capital share transactions	153,725,555	147,306,142	(27,808,943)	(59,847,414)

Net increase (decrease) in net assets	139,756,563	181,731,920	(14,481,163)	(38,549,858)

NET ASSETS:
Beginning of period	295,001,444	113,269,524	229,578,725	268,128,583

End of period	$434,758,007	$295,001,444	$215,097,562	$229,578,725

Undistributed net investment income at end of period	$1,280,891	$7,124,031	$275,707	$—

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (Unaudited)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income
		(loss)
		from
		investment																			Supplemental
		operations				Less distributions								Ratios to average net assets							Data
	Net
	asset			Net								Net			Expenses net of
	value,			realized	Total							asset		Expenses	fee waivers		Expenses net of				Net assets,
	beginning	Net		and	from	From net					Redemption	value,		before	and/or		all		Net investment		end	Portfolio
	of year	investment		unrealized	investment	investment	From net	From return of	Total	Payment	fees applied	end of	Total	reductions/	recoupments,		reductions/		income		of year or	turnover
	or period	income (loss)		gain (loss)	operations	income	realized gains	capital	distributions	by affiliate	to capital	year or period	Return(1)	additions(2)	if any(2)(3)		additions(2)(3)		(loss)(2)(3)		period	rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000’s)	(%)

ING Global Equity Dividend Fund
Class A
04-30-10	9.41	0.12		0.69	0.81	0.09	—	—	0.09	—	—	10.13	8.63	1.43	1.40		1.40		2.38		44,697	24
10-31-09	8.77	0	.26•	0.62	0.88	0.22	—	0.02	0.24	—	—	9.41	10.41	1.54	1.40		1.40		3.24		46,871	93
10-31-08	16.84	0.56		(6.84)	(6.28)	0.54	1.20	0.05	1.79	—	—	8.77	(40.84)	1.42	1.41		1.41		3.85		63,134	46
10-31-07	15.76	0	.54•	1.84	2.38	0.55	0.75	—	1.30	—	—	16.84	15.80	1.26	1.26		1.26		3.31		182,669	36
10-31-06	13.07	0.54		2.85	3.39	0.51	0.19	—	0.70	—	—	15.76	26.56	1.27	1.33		1.33		3.76		108,911	50
10-31-05	12.41	0	.47•	0.92	1.39	0.54	0.19	—	0.73	—	—	13.07	11.45	1.28	1.40		1.40		3.60		73,186	57
Class B
04-30-10	9.38	0.08		0.70	0.78	0.05	—	—	0.05	—	—	10.11	8.35	2.18	2.15		2.15		1.61		13,970	24
10-31-09	8.74	0.21		0.61	0.82	0.16	—	0.02	0.18	—	—	9.38	9.60	2.29	2.15		2.15		2.48		16,147	93
10-31-08	16.79	0.46		(6.82)	(6.36)	0.44	1.20	0.05	1.69	—	—	8.74	(41.32)	2.17	2.16		2.16		3.11		21,311	46
10-31-07	15.72	0.39		1.86	2.25	0.43	0.75	—	1.18	—	—	16.79	14.94	2.01	2.01		2.01		2.53		58,093	36
10-31-06	13.05	0.43		2.84	3.27	0.41	0.19	—	0.60	—	—	15.72	25.55	2.02	2.08		2.08		3.05		44,936	50
10-31-05	12.37	0	.37•	0.92	1.29	0.42	0.19	—	0.61	—	—	13.05	10.65	2.03	2.15		2.15		2.83		28,811	57
Class C
04-30-10	9.36	0.08		0.69	0.77	0.05	—	—	0.05	—	—	10.08	8.27	2.18	2.15		2.15		1.63		34,478	24
10-31-09	8.72	0.21		0.61	0.82	0.16	—	0.02	0.18	—	—	9.36	9.63	2.29	2.15		2.15		2.48		37,687	93
10-31-08	16.75	0.44		(6.78)	(6.34)	0.44	1.20	0.05	1.69	—	—	8.72	(41.29)	2.17	2.16		2.16		3.13		48,567	46
10-31-07	15.69	0.39		1.86	2.25	0.44	0.75	—	1.19	—	—	16.75	14.94	2.01	2.01		2.01		2.54		124,765	36
10-31-06	13.02	0.43		2.84	3.27	0.41	0.19	—	0.60	—	—	15.69	25.62	2.02	2.08		2.08		3.03		77,426	50
10-31-05	12.37	0	.37•	0.90	1.27	0.43	0.19	—	0.62	—	—	13.02	10.51	2.03	2.15		2.15		2.82		48,965	57
Class I
04-30-10	9.42	0.14		0.69	0.83	0.11	—	—	0.11	—	—	10.14	8.86	1.05	1.02		1.02		2.93		4,678	24
10-31-09	8.78	0	.29•	0.63	0.92	0.26	—	0.02	0.28	—	—	9.42	10.92	1.07	0.93		0.93		3.61		1,824	93
10-31-08	16.83	0.47		(6.68)	(6.21)	0.59	1.20	0.05	1.84	—	—	8.78	(40.49)	1.07	1.06		1.06		3.16		1,207	46
08-01-07(4)–10-31-07	15.81	0	.12•	1.03	1.15	0.13	—	—	0.13	—	—	16.83	7.26	0.90	0.90		0.90		2.98		1	36
Class O
04-30-10	9.40	0.12		0.70	0.82	0.10	—	—	0.10	—	—	10.12	8.68	1.43	1.40		1.40		2.39		15,091	24
10-31-09	8.76	0	.26•	0.62	0.88	0.22	—	0.02	0.24	—	—	9.40	10.41	1.54	1.40		1.40		3.18		14,920	93
10-31-08	16.83	0	.51•	(6.78)	(6.27)	0.55	1.20	0.05	1.80	—	—	8.76	(40.83)	1.42	1.41		1.41		3.95		14,695	46
11-15-06(4)–10-31-07	15.86	0	.55•	1.74	2.29	0.57	0.75	—	1.32	—	—	16.83	15.12	1.26	1.26		1.26		3.46		23,737	36
Class W
04-30-10	10.25	0.14		0.77	0.91	0.11	—	—	0.11	—	—	11.05	8.85	1.18	1.15		1.15		2.70		29,766	24
10-31-09	9.53	0	.26•	0.74	1.00	0.26	—	0.02	0.28	—	—	10.25	10.92	1.07	0.93		0.93		2.68		21,321	93
02-12-08(4)–10-31-08	14.51	0.35		(4.83)	(4.48)	0.46	—	0.04	0.50	—	—	9.53	(31.78)	1.07	1.06		1.06		3.38		70	46

ING Global Natural Resources Fund
Class A
04-30-10	7.82	(0.01)		0.98	0.97	0.02	—	—	0.02	—	—	8.77	12.47	1.53	1	.53†	1	.53†	(0	.14)†	106,143	36
10-31-09	6.74	0.03		1.50	1.53	0.02	0.43	—	0.45	—	—	7.82	24.38	1.64	1	.64†	1	.64†	0	.45†	99,674	81
10-31-08	14.18	0.05		(4.92)	(4.87)	0.11	2.46	—	2.57	—	—	6.74	(41.12)	1.46	1	.46†	1	.46†	0	.37†	83,713	116
10-31-07	10.46	(0.03)		4.36	4.33	0.26	0.35	—	0.61	—	—	14.18	43.22	1.44	1	.44†	1	.44†	(0	.28)†	157,367	121
10-31-06	7.34	(0.06)		3.20	3.14	0.02	—	—	0.02	—	—	10.46	42.76	1.42	1.42		1.42		(0.61)		121,112	158
10-31-05	7.09	(0.06)		0.54	0.48	0.23	—	—	0.23	—	—	7.34	6.81	1.56	1.56		1.56		(0.77)		87,441	78
Class I
04-30-10	7.83	0	.00•,*	0.99	0.99	0.06	—	—	0.06	—	—	8.76	12.65	1.12	1	.12†	1	.12†	0	.00*,†	4,031	36
10-31-09	6.75	0	.05•	1.52	1.57	0.06	0.43	—	0.49	—	—	7.83	25.10	1.19	1	.19†	1	.19†	0	.68†	510	81
10-31-08	14.19	0	.12•	(4.95)	(4.83)	0.15	2.46	—	2.61	—	—	6.75	(40.87)	1.11	1	.11†	1	.11†	1	.04†	1	116
08-01-07(4)–10-31-07	12.07	0	.00*	2.12	2.12	—	—	—	—	—	—	14.19	17.56	1.08	1	.08†	1	.08†	0	.09†	2	121

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (Unaudited) (continued)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income
		(loss)
		from
		investment																				Supplemental
		operations					Less distributions								Ratios to average net assets							Data
	Net
	asset			Net									Net			Expenses net of
	value,			realized		Total							asset		Expenses	fee waivers		Expenses net of				Net assets,
	beginning	Net		and		from	From net					Redemption	value,		before	and/or		all		Net investment		end	Portfolio
	of year	investment		unrealized		investment	investment	From net	From return of	Total	Payment	fees applied	end of	Total	reductions/	recoupments,		reductions/		income		of year or	turnover
	or period	income (loss)		gain (loss)		operations	income	realized gains	capital	distributions	by affiliate	to capital	year or period	Return(1)	additions(2)	if any(2)(3)		additions(2)(3)		(loss)(2)(3)		period	rate
Year or period ended	($)	($)		($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000’s)	(%)
ING Global Natural Resources Fund (continued)
Class W
04-30-10	9.86	0	.00•,*	1.23		1.23	0.05	—	—	0.05	—	—	11.04	12.56	1.28	1	.28†	1	.28†	0	.01†	297	36
10-31-09	8.39	0	.05•	1.91		1.96	0.06	0.43	—	0.49	—	—	9.86	24.84	1.19	1	.19†	1	.19†	0	.64†	186	81
02-12-08(4)–10-31-08	12.84	0	.03•	(4.48)		(4.45)	—	—	—	—	—	—	8.39	(34.66)	1.11	1	.11†	1	.11†	0	.38†	27	116
ING Global Real Estate Fund
Class A
04-30-10	14.26	0.15		1.46		1.61	0.66	—	—	0.66	—	—	15.21	11.47	1.39	1	.39†	1	.39†	2	.01†	1,004,722	33
10-31-09	12.56	0	.32•	1.75		2.07	0.27	0.01	0.09	0.37	—	—	14.26	17.37	1.49	1	.49†	1	.49†	2	.74†	893,470	66
10-31-08	24.19	0	.33•	(11.19)		(10.86)	0.73	0.04	—	0.77	—	—	12.56	(46.00)	1.41	1	.41†	1	.41†	1	.76†	836,314	44
10-31-07	22.23	0	.22•	3.13		3.35	1.08	0.31	—	1.39	—	—	24.19	15.44	1.30	1.30		1.30		0.96		1,115,493	57
10-31-06	17.14	0	.20•	6.41		6.61	0.46	1.06	—	1.52	—	—	22.23	41.09	1.39	1.39		1.39		1.04		467,405	39
10-31-05	15.40	0	.26•(b)	2	.94(b)	3.20	0.54	0.92	—	1.46	—	—	17.14	21.95	1.50	1.59		1.59		1	.58(b)	138,314	91
Class B
04-30-10	12.01	0	.08•	1.23		1.31	0.62	—	—	0.62	—	—	12.70	11.08	2.14	2	.14†	2	.14†	1	.26†	22,325	33
10-31-09	10.66	0	.20•	1.46		1.66	0.22	0.01	0.08	0.31	—	—	12.01	16.39	2.24	2	.24†	2	.24†	2	.06†	22,218	66
10-31-08	20.67	0	.16•	(9.52)		(9.36)	0.61	0.04	—	0.65	—	—	10.66	(46.40)	2.16	2	.16†	2	.16†	0	.99†	23,663	44
10-31-07	19.20	0	.04•	2.69		2.73	0.95	0.31	—	1.26	—	—	20.67	14.59	2.05	2.05		2.05		0.22		57,837	57
10-31-06	15.01	0	.05•	5.56		5.61	0.36	1.06	—	1.42	—	—	19.20	40.04	2.14	2.14		2.14		0.31		31,677	39
10-31-05	13.67	0	.12•(b)	2	.59(b)	2.71	0.45	0.92	—	1.37	—	—	15.01	21.05	2.25	2.34		2.34		0	.79(b)	12,302	91
Class C
04-30-10	12.67	0	.08•	1.31		1.39	0.62	—	—	0.62	—	—	13.44	11.13	2.14	2	.14†	2	.14†	1	.26†	181,541	33
10-31-09	11.22	0	.21•	1.54		1.75	0.22	0.01	0.07	0.30	—	—	12.67	16.40	2.24	2	.24†	2	.24†	2	.03†	149,943	66
10-31-08	21.70	0.16		(9.99)		(9.83)	0.61	0.04	—	0.65	—	—	11.22	(46.38)	2.16	2	.16†	2	.16†	0	.99†	153,110	44
10-31-07	20.10	0	.04•	2.82		2.86	0.95	0.31	—	1.26	—	—	21.70	14.57	2.05	2.05		2.05		0.20		303,235	57
10-31-06	15.65	0	.05•	5.82		5.87	0.36	1.06	—	1.42	—	—	20.10	40.06	2.14	2.14		2.14		0.29		109,197	39
10-31-05	14.19	0	.12•(b)	2	.71(b)	2.83	0.45	0.92	—	1.37	—	—	15.65	21.11	2.25	2.34		2.34		0	.78(b)	27,989	91
Class I
04-30-10	14.26	0	.17•	1.47		1.64	0.69	—	—	0.69	—	—	15.21	11.66	0.99	0	.99†	0	.99†	2	.41†	864,831	33
10-31-09	12.57	0	.35•	1.76		2.11	0.30	0.01	0.11	0.42	—	—	14.26	17.76	1.12	1	.12†	1	.12†	2	.96†	457,742	66
10-31-08	24.21	0	.38•	(11.17)		(10.79)	0.81	0.04	—	0.85	—	—	12.57	(45.77)	1.01	1	.01†	1	.01†	2	.12†	225,881	44
10-31-07	22.23	0	.28•	3.16		3.44	1.15	0.31	—	1.46	—	—	24.21	15.88	0.95	0.95		0.95		1.24		76,869	57
10-31-06	17.14	0	.28•	6.39		6.67	0.52	1.06	—	1.58	—	—	22.23	41.49	1.06	1.06		1.06		1.40		11,226	39
06-03-05(4)–10-31-05	16.32	0	.14•(b)	0	.86(b)	1.00	0.18	—	—	0.18	—	—	17.14	6.14	1.22	1.30		1.30		0	.85(b)	1,681	91
Class O
04-30-10	14.26	0	.15•	1.46		1.61	0.66	—	—	0.66	—	—	15.21	11.47	1.39	1	.39†	1	.39†	2	.01†	14,466	33
10-31-09	12.55	0	.32•	1.76		2.08	0.27	0.01	0.09	0.37	—	—	14.26	17.38	1.49	1	.49†	1	.49†	2	.76†	13,575	66
10-31-08	24.19	0	.33•	(11.19)		(10.86)	0.74	0.04	—	0.78	—	—	12.55	(46.03)	1.41	1	.41†	1	.41†	1	.74†	12,758	44
11-15-06(4)–10-31-07	22.20	0	.20•	3.20		3.40	1.10	0.31	—	1.41	—	—	24.19	15.68	1.30	1.30		1.30		0.90		26,137	57
Class W
04-30-10	14.28	0	.17•	1.47		1.64	0.68	—	—	0.68	—	—	15.24	11.65	1.14	1	.14†	1	.14†	2	.27†	214,174	33
10-31-09	12.59	0	.34•	1.78		2.12	0.31	0.01	0.11	0.43	—	—	14.28	17.78	1.12	1	.12†	1	.12†	2	.88†	151,558	66
02-12-08(4)–10-31-08	19.29	0.28		(6.65)		(6.37)	0.33	—	—	0.33	—	—	12.59	(33.53)	1.01	1	.01†	1	.01†	1	.95†	50,233	44

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (Unaudited) (continued)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income
		(loss)
		from
		investment																					Supplemental
		operations				Less distributions										Ratios to average net assets							Data
	Net
	asset			Net									Net				Expenses net of
	value,			realized	Total								asset			Expenses	fee waivers		Expenses net of				Net assets,
	beginning	Net		and	from	From net						Redemption	value,			before	and/or		all		Net investment		end	Portfolio
	of year	investment		unrealized	investment	investment	From net	From return of	Total	Payment		fees applied	end of	Total		reductions/	recoupments,		reductions/		income		of year or	turnover
	or period	income (loss)		gain (loss)	operations	income	realized gains	capital	distributions	by affiliate		to capital	year or period	Return(1)		additions(2)	if any(2)(3)		additions(2)(3)		(loss)(2)(3)		period	rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)		($)	($)	(%)		(%)	(%)		(%)		(%)		($000’s)	(%)
ING Global Value Choice Fund
Class A
04-30-10	26.25	0.01		3.58	3.59	0.17	—	—	0.17	—		—	29.67	13.70		1.52	1	.50†	1	.50†	0	.15†	159,159	21
10-31-09	16.84	0	.12•	9.29	9.41	—	—	—	—	—		—	26.25	55.88		1.58	1	.50†	1	.49†	0	.56†	107,499	81
10-31-08	28.40	0.11		(11.51)	(11.40)	0.16	—	—	0.16	—		—	16.84	(40.34)		1.62	1	.55†	1	.53†	0	.41†	38,258	73
10-31-07	21.72	0.01		6.67	6.68	—	—	—	—	—		—	28.40	30.76		1.77	1.82		1.81		0.04		58,600	66
10-31-06	18.16	0.08		3.62	3.70	0.14	—	—	0.14	—		—	21.72	20.48		1.78	1.78		1.77		0.40		47,305	77
10-31-05	15.96	0.09		2.11	2.20	—	—	—	—	0	.00*	—	18.16	13	.78(a)	1.90	1.85		1.85		0.46		41,941	129
Class B
04-30-10	28.00	(0.11)		3.83	3.72	0.07	—	—	0.07	—		—	31.65	13.30		2.27	2	.25†	2	.25†	(0	.71)†	8,139	21
10-31-09	18.10	(0.05)		9.95	9.90	—	—	—	—	—		—	28.00	54.70		2.33	2	.25†	2	.24†	(0	.19)†	7,105	81
10-31-08	30.58	(0	.11)•	(12.37)	(12.48)	—	—	—	—	—		—	18.10	(40.81)		2.37	2	.30†	2	.28†	(0	.39)†	6,722	73
10-31-07	23.54	(0	.17)•	7.21	7.04	—	—	—	—	—		—	30.58	29.91		2.42	2.47		2.46		(0.62)		22,049	66
10-31-06	19.67	(0.04)		3.91	3.87	—	—	—	—	—		—	23.54	19.67		2.43	2.43		2.42		(0.25)		21,364	77
10-31-05	17.39	(0.04)		2.32	2.28	—	—	—	—	0	.00*	—	19.67	13	.11(a)	2.55	2.50		2.50		(0.19)		23,483	129
Class C
04-30-10	24.88	(0	.08)•	3.38	3.30	0.08	—	—	0.08	—		—	28.10	13.26		2.27	2	.25†	2	.25†	(0	.61)†	75,753	21
10-31-09	16.08	(0.05)		8.85	8.80	—	—	—	—	—		—	24.88	54.73		2.33	2	.25†	2	.24†	(0	.30)†	48,308	81
10-31-08	27.18	(0.09)		(10.99)	(11.08)	0.02	—	—	0.02	—		—	16.08	(40.79)		2.37	2	.30†	2	.28†	(0	.36)†	21,045	73
10-31-07	20.93	(0	.14)•	6.39	6.25	—	—	—	—	—		—	27.18	29.86		2.42	2.47		2.46		(0.60)		39,537	66
10-31-06	17.50	(0.05)		3.50	3.45	0.02	—	—	0.02	—		—	20.93	19.73		2.43	2.43		2.42		(0.26)		31,612	77
10-31-05	15.48	(0.04)		2.06	2.02	—	—	—	—	0	.00*	—	17.50	13	.05(a)	2.55	2.50		2.50		(0.19)		30,918	129
Class I
04-30-10	26.46	0.12		3.56	3.68	0.24	—	—	0.24	—		—	29.90	13.95		1.11	1	.10†	1	.10†	0	.88†	57,482	21
10-31-09	16.92	0	.18•	9.36	9.54	—	—	—	—	—		—	26.46	56.38		1.18	1	.17†	1	.16†	0	.82†	10,388	81
10-31-08	28.57	0.22		(11.59)	(11.37)	0.28	—	—	0.28	—		—	16.92	(40.13)		1.22	1	.22†	1	.20†	0	.76†	5,794	73
10-31-07	21.73	0.15		6.69	6.84	—	—	—	—	—		—	28.57	31.48		1.25	1.30		1.29		0.67		7,845	66
09-06-06(4)–10-31-06	21.31	(0.11)		0.53	0.42	—	—	—	—	—		—	21.73	1.97		1.27	1.26		1.26		(0.69)		3,010	77
Class W
04-30-10	26.46	0	.13•	3.51	3.64	0.24	—	—	0.24	—		—	29.86	13.81		1.27	1	.25†	1	.25†	0	.88†	12,335	21
06-01-09(4)–10-31-09	24.24	(0	.08)•	2.30	2.22	—	—	—	—	—		—	26.46	9.16		1.18	1	.17†	1	.16†	(0	.79)†	250	81

ING Asia-Pacific Real Estate Fund
Class A
04-30-10	5.71	0	.05•	0.20	0.25	0.55	—	—	0.55	—		—	5.41	4.47		3.84	1	.76†	1	.76†	1	.77†	3,897	78
10-31-09	4.51	0	.10•	1.21	1.31	0.11	—	—	0.11	—		—	5.71	29.71		5.08	1	.77†	1	.77†	2	.23†	3,479	98
11-01-07(4)–10-31-08	10.00	0.11		(5.50)	(5.39)	0.10	—	—	0.10	—		—	4.51	(54.27)		4.14	1.75		1.75		1.54		3,144	81
Class B
04-30-10	5.68	0.03		0.20	0.23	0.53	—	—	0.53	—		—	5.38	4.09		4.59	2	.51†	2	.51†	0	.98†	28	78
10-31-09	4.50	0.07		1.19	1.26	0.08	—	—	0.08	—		—	5.68	28.60		5.83	2	.52†	2	.52†	1	.43†	27	98
11-01-07(4)–10-31-08	10.00	0.07		(5.51)	(5.44)	0.06	—	—	0.06	—		—	4.50	(54.63)		4.89	2.50		2.50		1.15		18	81
Class C
04-30-10	5.69	0.02		0.20	0.22	0.53	—	—	0.53	—		—	5.38	3.96		4.59	2	.51†	2	.51†	0	.98†	1,192	78
10-31-09	4.50	0	.06•	1.21	1.27	0.08	—	—	0.08	—		—	5.69	28.54		5.83	2	.52†	2	.52†	1	.39†	930	98
11-01-07(4)–10-31-08	10.00	0	.06•	(5.50)	(5.44)	0.06	—	—	0.06	—		—	4.50	(54.62)		4.89	2.50		2.50		1.12		3,532	81
Class I
04-30-10	5.68	0	.05•	0.21	0.26	0.56	—	—	0.56	—		—	5.38	4.66		3.51	1	.43†	1	.43†	1	.98†	3	78
10-31-09	4.50	0	.11•	1.20	1.31	0.13	—	—	0.13	—		—	5.68	29.97		4.82	1	.51†	1	.51†	2	.40†	1	98
11-01-07(4)–10-31-08	10.00	0.13		(5.51)	(5.38)	0.12	—	—	0.12	—		—	4.50	(54.25)		3.89	1.50		1.50		1.77		0 **	81

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (Unaudited) (continued)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income
		(loss)
		from
		investment																				Supplemental
		operations				Less distributions									Ratios to average net assets							Data
	Net
	asset			Net								Net				Expenses net of
	value,			realized	Total							asset			Expenses	fee waivers		Expenses net of				Net assets,
	beginning	Net		and	from	From net					Redemption	value,			before	and/or		all		Net investment		end	Portfolio
	of year	investment		unrealized	investment	investment	From net	From return of	Total	Payment	fees applied	end of	Total		reductions/	recoupments,		reductions/		income		of year or	turnover
	or period	income (loss)		gain (loss)	operations	income	realized gains	capital	distributions	by affiliate	to capital	year or period	Return(1)		additions(2)	if any(2)(3)		additions(2)(3)		(loss)(2)(3)		period	rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)		(%)	(%)		(%)		(%)		($000’s)	(%)
ING Emerging Countries Fund
Class A
04-30-10	23.64	(0	.11)•	3.00	2.89	—	—	—	—	—	—	26.53	12.23		2.14	1.91		1.91		(0.88)		82,205	36
10-31-09	16.04	0	.05•	7.82	7.87	0.50	—	—	0.50	0.23	—	23.64	52	.02(e)	2.28	2.04		2.04		0.29		77,556	148
10-31-08	41.48	0.71		(24.59)	(23.88)	0.45	1.11	—	1.56	—	—	16.04	(59.64)		2.10	1.96		1.94		1.86		60,207	177
10-31-07	29.62	0.47		11.82	12.29	0.43	—	—	0.43	—	—	41.48	41.93		1.99	1.89		1.86		1.42		197,307	51
10-31-06	23.60	0.48		5.68	6.16	—	0.14	—	0.14	—	—	29.62	26.19		2.02	1.92		1.91		1.80		123,219	35
10-31-05	19.40	0.19		3.98	4.17	0.02	—	—	0.02	0.05	—	23.60	21	.76(c)	2.09	2.00		2.00		0.91		87,143	124
Class B
04-30-10	23.45	(0	.21)•	2.98	2.77	—	—	—	—	—	—	26.22	11.81		2.79	2.66		2.66		(1.66)		4,671	36
10-31-09	15.73	(0	.08)•	7.74	7.66	0.17	—	—	0.17	0.23	—	23.45	50	.68(e)	2.93	2.79		2.79		(0.44)		4,973	148
10-31-08	40.67	0	.36•	(24.05)	(23.69)	0.14	1.11	—	1.25	—	—	15.73	(59.94)		2.75	2.71		2.69		1.10		4,312	177
10-31-07	29.04	0	.24•	11.57	11.81	0.18	—	—	0.18	—	—	40.67	40.85		2.64	2.64		2.61		0.67		16,648	51
10-31-06	23.17	0	.28•	5.59	5.87	—	—	—	—	—	—	29.04	25.33		2.67	2.67		2.66		1.06		13,575	35
10-31-05	19.17	0.04		3.91	3.95	—	—	—	—	0.05	—	23.17	20	.87(c)	2.74	2.74		2.74		0.14		12,562	124
Class C
04-30-10	22.01	(0	.19)•	2.79	2.60	—	—	—	—	—	—	24.61	11.81		2.79	2.66		2.66		(1.64)		17,383	36
10-31-09	14.82	(0	.07)•	7.26	7.19	0.22	—	—	0.22	0.22	—	22.01	50	.69(e)	2.93	2.79		2.79		(0.42)		16,868	148
10-31-08	38.45	0	.34•	(22.65)	(22.31)	0.21	1.11	—	1.32	—	—	14.82	(59.92)		2.75	2.71		2.69		1.11		14,586	177
10-31-07	27.53	0.20		10.97	11.17	0.25	—	—	0.25	—	—	38.45	40.82		2.64	2.64		2.61		0.65		53,885	51
10-31-06	22.04	0.25		5.31	5.56	0.07	—	—	0.07	—	—	27.53	25.29		2.67	2.67		2.66		1.12		35,847	35
10-31-05	18.24	0.03		3.72	3.75	—	—	—	—	0.05	—	22.04	20	.83(c)	2.74	2.74		2.74		0.25		20,985	124
Class I
04-30-10	23.66	(0.03)		2.98	2.95	—	—	—	—	—	—	26.61	12.47		1.62	1.49		1.49		(0.31)		59,830	36
10-31-09	16.11	0	.13•	7.82	7.95	0.63	—	—	0.63	0.23	—	23.66	52	.74(e)	1.74	1.60		1.60		0.71		30,758	148
10-31-08	41.63	0	.56•	(24.40)	(23.84)	0.57	1.11	—	1.68	—	—	16.11	(59.48)		1.67	1.63		1.61		1.79		18,429	177
10-31-07	29.72	0.55		11.90	12.45	0.54	—	—	0.54	—	—	41.63	42.41		1.56	1.56		1.53		1.71		41,551	51
12-21-05(4)–10-31-06	25.52	0	.65•	3.55	4.20	—	—	—	—	—	—	29.72	16.46		1.55	1.55		1.54		2.73		23,456	35
Class W
04-30-10	24.77	0	.10•	2.97	3.07	—	—	—	—	—	—	27.84	12.39		1.79	1.66		1.66		0.75		7,062	36
10-31-09	16.85	0	.01•	8.31	8.32	0.64	—	—	0.64	0.24	—	24.77	52	.70(e)	1.74	1.60		1.60		0.04		93	148
02-12-08(4)–10-31-08	36.18	0	.54•	(19.86)	(19.32)	—	0.01	—	0.01	—	—	16.85	(53.42)		1.67	1.63		1.61		2.48		36	177

ING European Real Estate Fund
Class A
04-30-10	6.85	0	.06•	(0.35)	(0.29)	0.55	—	—	0.55	—	—	6.01	(4.78)		3.86	1	.78†	1	.78†	1	.84†	3,702	58
10-31-09	5.33	0	.12•	1.71	1.83	0.31	—	—	0.31	—	—	6.85	36.84		3.84	1	.75†	1	.75†	2	.34†	6,400	130
11-01-07(4)–10-31-08	10.00	0	.13•	(4.68)	(4.55)	0.12	—	—	0.12	—	—	5.33	(45.92)		4.45	1	.75†	1	.75†	1	.52†	3,157	162
Class B
04-30-10	6.82	0	.04•	(0.34)	(0.30)	0.54	—	—	0.54	—	—	5.98	(5.02)		4.61	2	.53†	2	.53†	1	.16†	96	58
10-31-09	5.32	0	.08•	1.69	1.77	0.27	—	—	0.27	—	—	6.82	35.71		4.59	2	.50†	2	.50†	1	.56†	30	130
11-01-07(4)–10-31-08	10.00	0	.07•	(4.68)	(4.61)	0.07	—	—	0.07	—	—	5.32	(46.34)		5.20	2	.50†	2	.50†	0	.85†	10	162
Class C
04-30-10	6.81	0	.04•	(0.35)	(0.31)	0.52	—	—	0.52	—	—	5.98	(5.06)		4.61	2	.53†	2	.53†	1	.25†	79	58
10-31-09	5.30	0.10		1.68	1.78	0.27	—	—	0.27	—	—	6.81	35.77		4.59	2	.50†	2	.50†	1	.85†	67	130
11-01-07(4)–10-31-08	10.00	0.09		(4.72)	(4.63)	0.07	—	—	0.07	—	—	5.30	(46.57)		5.20	2	.50†	2	.50†	1	.13†	48	162
Class I
04-30-10	6.84	0	.09•	(0.36)	(0.27)	0.57	—	—	0.57	—	—	6.00	(4.56)		3.45	1	.37†	1	.37†	2	.80†	57	58
10-31-09	5.33	0	.16•	1.67	1.83	0.32	—	—	0.32	—	—	6.84	37.07		3.49	1	.40†	1	.40†	3	.07†	1	130
11-01-07(4)–10-31-08	10.00	0	.15•	(4.68)	(4.53)	0.14	—	—	0.14	—	—	5.33	(45.77)		4.20	1	.40†	1	.40†	1	.75†	1	162

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (Unaudited) (continued)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income
		(loss)
		from
		investment																				Supplemental
		operations				Less distributions									Ratios to average net assets							Data
	Net
	asset			Net									Net			Expenses net of
	value,			realized	Total								asset		Expenses	fee waivers		Expenses net of				Net assets,
	beginning	Net		and	from	From net						Redemption	value,		before	and/or		all		Net investment		end	Portfolio
	of year	investment		unrealized	investment	investment	From net		From return of	Total	Payment	fees applied	end of	Total	reductions/	recoupments,		reductions/		income		of year or	turnover
	or period	income (loss)		gain (loss)	operations	income	realized gains		capital	distributions	by affiliate	to capital	year or period	Return(1)	additions(2)	if any(2)(3)		additions(2)(3)		(loss)(2)(3)		period	rate
Year or period ended	($)	($)		($)	($)	($)	($)		($)	($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000’s)	(%)
ING Foreign Fund
Class A
04-30-10	12.85	0	.02•	0.56	0.58	—	—		—	—	—	—	13.43	4.51	1.80	1	.68†	1	.68†	0	.37†	69,674	54
10-31-09	11.68	0	.12•	1.50	1.62	0.45	—		—	0.45	—	—	12.85	14.38	1.78	1	.70†	1	.70†	1	.13†	93,829	176
10-31-08	23.54	0	.18•	(10.65)	(10.47)	—	1.39		—	1.39	—	—	11.68	(47.01)	1.61	1	.60†	1	.60†	0	.93†	151,246	116
10-31-07	18.56	0.10		5.56	5.66	—	0.68		—	0.68	—	—	23.54	31.32	1.54	1.54		1.54		0.59		349,917	69
10-31-06	14.79	0	.08•	4.05	4.13	—	0.36		—	0.36	—	—	18.56	28.39	1.58	1.65		1.65		0.49		219,819	65
10-31-05	12.38	0.06		2.35	2.41	—	—		—	—	—	—	14.79	19.47	1.66	1.68		1.68		0.53		122,883	81
Class B
04-30-10	12.36	(0.02)		0.53	0.51	—	—		—	—	—	—	12.87	4.13	2.55	2	.43†	2	.43†	(0	.36)†	11,689	54
10-31-09	11.19	0	.04•	1.43	1.47	0.30	—		—	0.30	—	—	12.36	13.42	2.53	2	.45†	2	.45†	0	.38†	14,077	176
10-31-08	22.78	0	.02•	(10.22)	(10.20)	—	1.39		—	1.39	—	—	11.19	(47.42)	2.36	2	.35†	2	.35†	0	.11†	18,831	116
10-31-07	18.11	(0.03)		5.38	5.35	—	0.68		—	0.68	—	—	22.78	30.35	2.29	2.29		2.29		(0.16)		50,276	69
10-31-06	14.55	(0	.04)•	3.96	3.92	—	0.36		—	0.36	—	—	18.11	27.40	2.33	2.40		2.40		(0.24)		38,136	65
10-31-05	12.26	(0.03)		2.32	2.29	—	—		—	—	—	—	14.55	18.68	2.41	2.43		2.43		(0.23)		22,944	81
Class C
04-30-10	12.36	(0.02)		0.53	0.51	—	—		—	—	—	—	12.87	4.13	2.55	2	.43†	2	.43†	(0	.37)†	62,359	54
10-31-09	11.21	0	.04•	1.43	1.47	0.32	—		—	0.32	—	—	12.36	13.43	2.53	2	.45†	2	.45†	0	.38†	76,677	176
10-31-08	22.81	0	.03•	(10.24)	(10.21)	—	1.39		—	1.39	—	—	11.21	(47.40)	2.36	2	.35†	2	.35†	0	.14†	102,274	116
10-31-07	18.14	(0.03)		5.38	5.35	—	0.68		—	0.68	—	—	22.81	30.30	2.29	2.29		2.29		(0.14)		232,439	69
10-31-06	14.57	(0	.04)•	3.97	3.93	—	0.36		—	0.36	—	—	18.14	27.43	2.33	2.40		2.40		(0.26)		154,101	65
10-31-05	12.28	(0.03)		2.32	2.29	—	—		—	—	—	—	14.57	18.65	2.41	2.43		2.43		(0.27)		87,877	81
Class I
04-30-10	13.08	0	.05•	0.57	0.62	—	—		—	—	—	—	13.70	4.74	1.35	1	.33†	1	.33†	0	.72†	43,148	54
10-31-09	11.92	0	.16•	1.54	1.70	0.54	—		—	0.54	—	—	13.08	14.82	1.33	1	.31†	1	.31†	1	.44†	65,256	176
10-31-08	23.91	0	.24•	(10.84)	(10.60)	—	1.39		—	1.39	—	—	11.92	(46.82)	1.28	1	.27†	1	.27†	1	.26†	68,020	116
10-31-07	18.78	0.16		5.65	5.81	—	0.68		—	0.68	—	—	23.91	31.76	1.21	1.21		1.21		0.94		108,732	69
10-31-06	14.93	0	.13•	4.08	4.21	—	0.36		—	0.36	—	—	18.78	28.67	1.28	1.35		1.34		0.78		61,248	65
10-31-05	12.45	0.34		2.14	2.48	—	—		—	—	—	—	14.93	19.92	1.34	1.35		1.35		0.97		1,049	81
Class W
04-30-10	13.98	0.02		0.64	0.66	—	—		—	—	—	—	14.64	4.72	1.55	1	.43†	1	.43†	0	.79†	1,645	54
10-31-09	12.71	0	.18•	1.63	1.81	0.54	—		—	0.54	—	—	13.98	14.79	1.33	1	.31†	1	.31†	1	.47†	566	176
02-12-08(4)–10-31-08	20.48	0	.27•	(8.04)	(7.77)	—	—		—	—	—	—	12.71	(37.94)	1.28	1	.27†	1	.27†	2	.03†	296	116

ING Greater China Fund
Class A
04-30-10	14.28	(0	.09)•	0.47	0.38	0.21	—		—	0.21	—	—	14.45	2.64	2.07	2.07		2.07		(1.31)		30,971	41
10-31-09	9.24	0	.07•	5.78	5.85	0.21	0.60		—	0.81	—	—	14.28	67.10	2.29	2.11		2.11		0.58		32,860	134
10-31-08	24.43	0	.05•	(13.12)	(13.07)	0.06	2.06		—	2.12	—	—	9.24	(57.63)	1.96	1.96		1.96		0.32		20,481	159
10-31-07	12.49	0.07		11.93	12.00	0.06	0	.00*	—	0.06	—	—	24.43	96.41	1.91	1.91		1.91		0.54		73,804	109
12-21-05(4)–10-31-06	10.00	0.06		2.43	2.49	—	—		—	—	—	—	12.49	24.90	2.64	2.64		2.64		0.75		23,709	108
Class B
04-30-10	14.11	(0.15)		0.48	0.33	0.12	—		—	0.12	—	—	14.32	2.32	2.82	2.82		2.82		(2.07)		2,766	41
10-31-09	9.08	(0	.03)•	5.72	5.69	0.06	0.60		—	0.66	—	—	14.11	65.73	3.04	2.86		2.86		(0.29)		3,246	134
10-31-08	24.14	(0.05)		(12.95)	(13.00)	—	2.06		—	2.06	—	—	9.08	(57.95)	2.71	2.71		2.71		(0.33)		1,901	159
10-31-07	12.42	(0	.03)•	11.79	11.76	0.04	0	.00*	—	0.04	—	—	24.14	94.92	2.66	2.66		2.66		(0.19)		7,414	109
01-06-06(4)–10-31-06	10.60	0	.05•	1.77	1.82	—	—		—	—	—	—	12.42	17.17	3.39	3.39		3.39		0.47		1,957	108

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (Unaudited) (continued)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income
		(loss)
		from
		investment																		Supplemental
		operations				Less distributions										Ratios to average net assets				Data
	Net
	asset			Net									Net				Expenses net of
	value,			realized	Total								asset			Expenses	fee waivers	Expenses net of		Net assets,
	beginning	Net		and	from	From net						Redemption	value,			before	and/or	all	Net investment	end	Portfolio
	of year	investment		unrealized	investment	investment	From net		From return of	Total	Payment	fees applied	end of	Total		reductions/	recoupments,	reductions/	income	of year or	turnover
	or period	income (loss)		gain (loss)	operations	income	realized gains		capital	distributions	by affiliate	to capital	year or period	Return(1)		additions(2)	if any(2)(3)	additions(2)(3)	(loss)(2)(3)	period	rate
Year or period ended	($)	($)		($)	($)	($)	($)		($)	($)	($)	($)	($)	(%)		(%)	(%)	(%)	(%)	($000’s)	(%)
ING Greater China Fund (continued)
Class C
04-30-10	14.15	(0	.15)•	0.48	0.33	0.16	—		—	0.16	—	—	14.32	2.28		2.82	2.82	2.82	(2.09)	5,736	41
10-31-09	9.09	(0	.02)•	5.73	5.71	0.05	0.60		—	0.65	—	—	14.15	65.77		3.04	2.86	2.86	(0.15)	6,182	134
10-31-08	24.16	(0	.09)•	(12.92)	(13.01)	—	2.06		—	2.06	—	—	9.09	(57.94)		2.71	2.71	2.71	(0.52)	2,694	159
10-31-07	12.43	(0	.03)•	11.79	11.76	0.03	0	.00*	—	0.03	—	—	24.16	94.75		2.66	2.66	2.66	(0.20)	12,386	109
01-11-06(4)–10-31-06	10.67	0	.05•	1.71	1.76	—	—		—	—	—	—	12.43	16.49		3.39	3.39	3.39	0.53	2,124	108
Class I
04-30-10	14.31	(0	.06)•	0.48	0.42	0.27	—		—	0.27	—	—	14.46	2.88		1.71	1.71	1.71	(0.80)	2,176	41
10-31-09	9.28	0	.19•	5.72	5.91	0.28	0.60		—	0.88	—	—	14.31	67.79		1.86	1.68	1.68	1.48	690	134
10-31-08	24.46	0	.16•	(13.18)	(13.02)	0.10	2.06		—	2.16	—	—	9.28	(57.42)		1.70	1.70	1.70	1.02	39	159
10-31-07	12.50	0.11		11.93	12.04	0.08	0	.00*	—	0.08	—	—	24.46	96.81		1.66	1.66	1.66	0.73	52	109
05-08-06(4)–10-31-06	12.84	0.08		(0.42)	(0.34)	—	—		—	—	—	—	12.50	(2.65)		2.39	2.39	2.39	1.47	22	108
Class O
04-30-10	14.19	(0	.09)•	0.47	0.38	0.23	—		—	0.23	—	—	14.34	2.67		2.07	2.07	2.07	(1.26)	4,051	41
10-31-09	9.26	0	.11•	5.70	5.81	0.28	0.60		—	0.88	—	—	14.19	66.79		2.29	2.11	2.11	0.85	2,966	134
06-04-08(4)–10-31-08	16.83	0	.11•	(7.68)	(7.57)	—	—		—	—	—	—	9.26	(44.98)		1.96	1.96	1.96	2.23	206	159
ING Index Plus International Equity Fund
Class A
04-30-10	7.80	0.06		0.19	0.25	0.15	—		—	0.15	—	—	7.90	3.16		1.36	1.16	1.16	1.42	8,800	64
10-31-09	6.35	0	.16•	1.49	1.65	0.23	—		—	0.23	0.03	—	7.80	27	.40(f)	1.53	1.15	1.15	2.58	8,828	169
10-31-08	13.95	0	.19•	(6.24)	(6.05)	0.18	1.37		—	1.55	—	—	6.35	(48.51)		1.73	1.30	1.30	1.93	9,446	215
10-31-07	11.68	0	.14•	2.48	2.62	0.08	0.27		—	0.35	—	—	13.95	22.98		1.13	1.16	1.16	1.17	2,233	213
12-21-05(4)–10-31-06	10.00	0	.14•	1.54	1.68	—	—		—	—	—	—	11.68	16.80		1.30	1.15	1.15	1.50	12,513	188
Class B
04-30-10	7.80	0	.02•	0.20	0.22	0.08	—		—	0.08	—	—	7.94	2.86		2.11	1.91	1.91	0.57	895	64
10-31-09	6.29	0	.11•	1.49	1.60	0.12	—		—	0.12	0.03	—	7.80	26	.41(f)	2.28	1.90	1.90	1.74	1,221	169
10-31-08	13.90	0	.12•	(6.20)	(6.08)	0.16	1.37		—	1.53	—	—	6.29	(48.88)		2.48	2.05	2.05	1.22	1,571	215
10-31-07	11.63	0	.09•	2.51	2.60	0.06	0.27		—	0.33	—	—	13.90	22.85		1.89	1.92	1.92	0.67	734	213
01-12-06(4)–10-31-06	10.43	0	.06•	1.14	1.20	—	—		—	—	—	—	11.63	11.51		2.05	1.90	1.90	0.64	264	188
Class C
04-30-10	7.75	0.03		0.19	0.22	0.09	—		—	0.09	—	—	7.88	2.86		2.11	1.91	1.91	0.67	1,368	64
10-31-09	6.28	0	.11•	1.48	1.59	0.15	—		—	0.15	0.03	—	7.75	26	.45(f)	2.28	1.90	1.90	1.78	1,445	169
10-31-08	13.89	0	.12•	(6.20)	(6.08)	0.16	1.37		—	1.53	—	—	6.28	(48.91)		2.48	2.05	2.05	1.16	1,311	215
10-31-07	11.61	0	.09•	2.50	2.59	0.04	0.27		—	0.31	—	—	13.89	22.81		1.89	1.92	1.92	0.69	1,126	213
01-12-06(4)–10-31-06	10.43	0	.08•	1.10	1.18	—	—		—	—	—	—	11.61	11.31		2.05	1.90	1.90	0.87	534	188
Class I
04-30-10	7.81	0.07		0.19	0.26	0.16	—		—	0.16	—	—	7.91	3.32		0.92	0.91	0.91	1.69	52,024	64
10-31-09	6.42	0	.18•	1.50	1.68	0.32	—		—	0.32	0.03	—	7.81	27	.81(f)	0.92	0.90	0.90	2.83	51,144	169
10-31-08	14.06	0	.29•	(6.32)	(6.03)	0.24	1.37		—	1.61	—	—	6.42	(48.12)		1.05	0.62	0.62	2.80	54,838	215
10-31-07	11.70	0.20		2.55	2.75	0.12	0.27		—	0.39	—	—	14.06	24.14		0.84	0.87	0.87	1.78	118,924	213
12-21-05(4)–10-31-06	10.00	0	.16•	1.54	1.70	—	—		—	—	—	—	11.70	17.00		1.05	0.90	0.90	1.69	78,581	188
Class O
04-30-10	7.75	0.06		0.19	0.25	0.15	—		—	0.15	—	—	7.85	3.19		1.36	1.16	1.16	1.42	45,694	64
10-31-09	6.31	0	.16•	1.49	1.65	0.24	—		—	0.24	0.03	—	7.75	27	.60(f)	1.53	1.15	1.15	2.53	47,328	169
11-09-07(4)–10-31-08	13.09	0	.19•	(5.36)	(5.17)	0.24	1.37		—	1.61	—	—	6.31	(45.16)		1.73	1.30	1.30	2.03	41,539	215

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (Unaudited) (continued)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income
		(loss)
		from
		investment																					Supplemental
		operations					Less distributions									Ratios to average net assets							Data
	Net
	asset			Net										Net			Expenses net of
	value,			realized		Total								asset		Expenses	fee waivers		Expenses net of				Net assets,
	beginning	Net		and		from	From net						Redemption	value,		before	and/or		all		Net investment		end	Portfolio
	of year	investment		unrealized		investment	investment		From net	From return of	Total	Payment	fees applied	end of	Total	reductions/	recoupments,		reductions/		income		of year or	turnover
	or period	income (loss)		gain (loss)		operations	income		realized gains	capital	distributions	by affiliate	to capital	year or period	Return(1)	additions(2)	if any(2)(3)		additions(2)(3)		(loss)(2)(3)		period	rate
Year or period ended	($)	($)		($)		($)	($)		($)	($)	($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000’s)	(%)
ING International Capital Appreciation Fund
Class A
04-30-10	9.03	0.01		0.58		0.59	—		—	—	—	—	—	9.62	6.53	1.67	1.46		1.45		0.15		25,070	23
10-31-09	6.70	0	.00•,*	2.49		2.49	0.15		—	0.01	0.16	—	—	9.03	37.80	1.55	1.51		1.50		0.01		25,819	75
10-31-08	14.86	0.12		(7.64)		(7.52)	0.14		0.50	—	0.64	—	—	6.70	(52.69)	1.41	1.46		1.46		0.73		1,612	83
10-31-07	11.39	0	.01•	3.76		3.77	0.05		0.25	—	0.30	—	—	14.86	33.89	1.48	1.50		1.50		0.08		4,592	71
12-21-05(4)–10-31-06	10.00	0.04		1.35		1.39	—		—	—	—	—	—	11.39	13.90	1.84	1.50		1.50		0.32		3,677	91
Class B
04-30-10	8.95	(0.03)		0.58		0.55	—		—	—	—	—	—	9.50	6.15	2.42	2.21		2.20		(0.63)		3,763	23
10-31-09	6.58	(0	.06)•	2.47		2.41	0.03		—	0.01	0.04	—	—	8.95	36.68	2.30	2.26		2.25		(0.75)		4,460	75
10-31-08	14.67	(0	.01)•	(7.47)		(7.48)	0.11		0.50	—	0.61	—	—	6.58	(53.01)	2.16	2.21		2.21		(0.11)		278	83
10-31-07	11.33	(0.09)		3.71		3.62	0.03		0.25	—	0.28	—	—	14.67	32.67	2.23	2.25		2.25		(0.88)		943	71
01-09-06(4)–10-31-06	10.42	(0	.04)•	0.95		0.91	—		—	—	—	—	—	11.33	8.73	2.59	2.25		2.25		(0.43)		66	91
Class C
04-30-10	8.98	(0.03)		0.58		0.55	—		—	—	—	—	—	9.53	6.12	2.42	2.21		2.20		(0.59)		7,619	23
10-31-09	6.60	(0	.06)•	2.47		2.41	0.02		—	0.01	0.03	—	—	8.98	36.38	2.30	2.26		2.25		(0.69)		7,825	75
10-31-08	14.71	0	.00•,*	(7.50)		(7.50)	0.11		0.50	—	0.61	—	—	6.60	(52.99)	2.16	2.21		2.21		0.01		354	83
10-31-07	11.35	(0.12)		3.73		3.61	0	.00•	0.25	—	0.25	—	—	14.71	32.45	2.23	2.25		2.25		(0.97)		971	71
01-24-06(4)–10-31-06	10.28	(0.03)		1.10		1.07	—		—	—	—	—	—	11.35	10.41	2.59	2.25		2.25		(0.50)		65	91
Class I
04-30-10	9.00	0.03		0.58		0.61	—		—	—	—	—	—	9.61	6.78	1.21	1.00		0.99		0.59		52,086	23
10-31-09	6.73	0	.09•	2.41		2.50	0.22		—	0.01	0.23	—	—	9.00	38.21	1.18	1.14		1.13		1.17		58,959	75
10-31-08	14.90	0.17		(7.67)		(7.50)	0.17		0.50	—	0.67	—	—	6.73	(52.48)	1.08	1.13		1.13		1.09		47,918	83
10-31-07	11.43	0	.06•	3.75		3.81	0.09		0.25	—	0.34	—	—	14.90	34.14	1.13	1.15		1.15		0.47		140,901	71
12-21-05(4)–10-31-06	10.00	0.02		1.41		1.43	—		—	—	—	—	—	11.43	14.30	1.56	1.22		1.22		0.39		47,200	91
Class W(5)
08-07-09(5)–04-30-10	9.03	0.02		0.58		0.60	—		—	—	—	—	—	9.63	6.64	1.49	1.27		1.26		0.30		11,457	23
ING International Real Estate Fund
Class A
04-30-10	8.48	0	.09•	(0.01)		0.08	0.56		—	—	0.56	—	—	8.00	0.90	1.55	1.50		1.50		2.19		156,894	40
10-31-09	6.91	0.17		1.57		1.74	0.17		—	—	0.17	—	—	8.48	25.77	1.73	1	.53†	1	.53†	2	.43†	116,989	72
10-31-08	14.56	0.33		(7.43)		(7.10)	0.36		—	0.19	0.55	—	—	6.91	(50.31)	1.48	1	.50†	1	.50†	1	.76†	89,623	46
10-31-07	11.63	0	.13•	3.14		3.27	0.34		—	—	0.34	—	—	14.56	28.49	1.51	1.50		1.50		0.99		271,425	44
02-28-06(4)–10-31-06	10.00	0	.09•	1.60		1.69	0.06		—	—	0.06	—	—	11.63	16.94	2.01	1.50		1.50		1.33		49,798	29
Class B
04-30-10	8.44	0	.05•	(0	.00)*	0.05	0.53		—	—	0.53	—	—	7.96	0.49	2.30	2.25		2.25		1.31		3,359	40
10-31-09	6.88	0.12		1.56		1.68	0.12		—	—	0.12	—	—	8.44	24.82	2.48	2	.28†	2	.28†	1	.78†	3,875	72
10-31-08	14.50	0.25		(7.41)		(7.16)	0.27		—	0.19	0.46	—	—	6.88	(50.72)	2.23	2	.25†	2	.25†	1	.00†	4,004	46
10-31-07	11.59	0	.03•	3.14		3.17	0.26		—	—	0.26	—	—	14.50	27.69	2.26	2.25		2.25		0.25		11,819	44
02-28-06(4)–10-31-06	10.00	0	.04•	1.59		1.63	0.04		—	—	0.04	—	—	11.59	16.38	2.76	2.25		2.25		0.51		1,639	29
Class C
04-30-10	8.44	0.06		(0.01)		0.05	0.53		—	—	0.53	—	—	7.96	0.51	2.30	2.25		2.25		1.34		25,478	40
10-31-09	6.88	0.13		1.54		1.67	0.11		—	—	0.11	—	—	8.44	24.76	2.48	2	.28†	2	.28†	1	.81†	26,520	72
10-31-08	14.49	0.29		(7.44)		(7.15)	0.27		—	0.19	0.46	—	—	6.88	(50.69)	2.23	2	.25†	2	.25†	1	.00†	36,661	46
10-31-07	11.59	0	.03•	3.13		3.16	0.26		—	—	0.26	—	—	14.49	27.58	2.26	2.25		2.25		0.24		121,529	44
02-28-06(4)–10-31-06	10.00	0	.04•	1.59		1.63	0.04		—	—	0.04	—	—	11.59	16.31	2.76	2.25		2.25		0.54		17,075	29

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (Unaudited) (continued)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income
		(loss)
		from
		investment																							Supplemental
		operations				Less distributions												Ratios to average net assets							Data
	Net
	asset			Net											Net				Expenses net of
	value,			realized	Total										asset			Expenses	fee waivers		Expenses net of				Net assets,
	beginning	Net		and	from	From net								Redemption	value,			before	and/or		all		Net investment		end	Portfolio
	of year	investment		unrealized	investment	investment		From net		From return of	Total		Payment	fees applied	end of	Total		reductions/	recoupments,		reductions/		income		of year or	turnover
	or period	income (loss)		gain (loss)	operations	income		realized gains		capital	distributions		by affiliate	to capital	year or period	Return(1)		additions(2)	if any(2)(3)		additions(2)(3)		(loss)(2)(3)		period	rate
Year or period ended	($)	($)		($)	($)	($)		($)		($)	($)		($)	($)	($)	(%)		(%)	(%)		(%)		(%)		($000’s)	(%)
ING International Real Estate Fund (continued)
Class I
04-30-10	8.49	0.11		(0.01)	0.10	0.58		—		—	0.58		—	—	8.01	1.04		1.17	1.17		1.17		2.41		340,142	40
10-31-09	6.92	0.19		1.57	1.76	0.19		—		—	0.19		—	—	8.49	26.12		1.23	1	.23†	1	.23†	2	.80†	387,251	72
10-31-08	14.58	0	.23•	(7.31)	(7.08)	0.39		—		0.19	0.58		—	—	6.92	(50.14)		1.16	1	.18†	1	.18†	2	.22†	290,227	46
10-31-07	11.64	0	.16•	3.15	3.31	0.37		—		—	0.37		—	—	14.58	28.80		1.26	1.25		1.25		1.22		127,029	44
02-28-06(4)–10-31-06	10.00	0	.08•	1.63	1.71	0.07		—		—	0.07		—	—	11.64	17.23		1.76	1.25		1.25		1.09		22,336	29
Class W
04-30-10	8.51	0	.10•	(0.01)	0.09	0.57		—		—	0.57		—	—	8.03	1.01		1.30	1.25		1.25		2.48		3,578	40
10-31-09	6.91	0.19		1.60	1.79	0.19		—		—	0.19		—	—	8.51	26.61		1.23	1	.23†	1	.23†	2	.85†	2,094	72
02-12-08(4)–10-31-08	11.48	0	.17•	(4.59)	(4.42)	0.10		—		0.05	0.15		—	—	6.91	(38.91)		1.18	1	.20†	1	.20†	2	.45†	307	46

ING International SmallCap Multi-Manager Fund
Class A
04-30-10	31.45	0	.02•	3.52	3.54	0.37		—		—	0.37		—	—	34.62	11.34		1.85	1	.84†	1	.84†	0	.13†	151,507	42
10-31-09	22.73	0	.21•	9.04	9.25	0.71		—		—	0.71		0.18	—	31.45	42	.73(g)	1.95	1	.95†	1	.95†	0	.85†	177,914	103
10-31-08	66.43	0.65		(36.15)	(35.50)	0.32		7.88		—	8.20		—	—	22.73	(59.84)		1.70	1.70		1.70		1.27		160,896	84
10-31-07	47.15	0.31		19.25	19.56	0.28		—		—	0.28		—	—	66.43	41.67		1.60	1.60		1.60		0.67		523,535	93
10-31-06	37.75	0.29		9.44	9.73	0.33		—		—	0.33		—	—	47.15	25.91		1.66	1.66		1.66		0.67		243,020	85
10-31-05	29.27	0	.33•	8.05	8.38	—		—		—	—		0.10	—	37.75	28	.97(d)	1.74	1.74		1.74		0.98		173,612	124
Class B
04-30-10	33.01	(0	.11)•	3.73	3.62	0.10		—		—	0.10		—	—	36.53	10.99		2.50	2	.49†	2	.49†	(0	.61)†	6,863	42
10-31-09	23.48	0	.06•	9.45	9.51	0.17		—		—	0.17		0.19	—	33.01	41	.60(g)	2.60	2	.60†	2	.60†	0	.24†	8,383	103
10-31-08	68.31	0	.21•	(37.16)	(36.95)	—		7.88		—	7.88		—	—	23.48	(60.10)		2.35	2.35		2.35		0.45		11,892	84
10-31-07	48.53	0	.00•,*	19.78	19.78	—		—		—	—		—	—	68.31	40.76		2.25	2.25		2.25		0	.00*	65,619	93
10-31-06	38.83	(0	.01)•	9.75	9.74	0.04		—		—	0.04		—	—	48.53	25.10		2.31	2.31		2.31		(0.03)		58,469	85
10-31-05	30.30	0	.10•	8.33	8.43	—		—		—	—		0.10	—	38.83	28	.15(d)	2.39	2.39		2.39		0.29		57,131	124
Class C
04-30-10	29.41	(0.06)		3.28	3.22	0.21		—		—	0.21		—	—	32.42	10.99		2.50	2	.49†	2	.49†	(0	.51)†	32,485	42
10-31-09	21.15	0	.05•	8.46	8.51	0.42		—		—	0.42		0.17	—	29.41	41	.80(g)	2.60	2	.60†	2	.60†	0	.21†	31,928	103
10-31-08	62.48	0.34		(33.79)	(33.45)	—		7.88		—	7.88		—	—	21.15	(60.11)		2.35	2.35		2.35		0.58		29,760	84
10-31-07	44.39	0	.00•,*	18.09	18.09	0	.00*	—		—	0	.00*	—	—	62.48	40.76		2.25	2.25		2.25		0.01		104,274	93
10-31-06	35.59	(0	.00)*	8.91	8.91	0.11		—		—	0.11		—	—	44.39	25.09		2.31	2.31		2.31		(0.01)		65,534	85
10-31-05	27.77	0	.10•	7.62	7.72	—		—		—	—		0.10	—	35.59	28	.16(d)	2.39	2.39		2.39		0.30		52,420	124
Class I
04-30-10	31.53	0.12		3.51	3.63	0.52		—		—	0.52		—	—	34.64	11.63		1.32	1	.31†	1	.31†	0	.74†	210,610	42
10-31-09	22.85	0	.32•	9.09	9.41	0.91		—		—	0.91		0.18	—	31.53	43	.57(g)	1.45	1	.45†	1	.45†	1	.29†	164,985	103
10-31-08	66.72	0.78		(36.25)	(35.47)	0.52		7.88		—	8.40		—	—	22.85	(59.66)		1.29	1.29		1.29		1.71		139,213	84
10-31-07	47.35	0.60		19.25	19.85	0.48		—		—	0.48		—	—	66.72	42.24		1.20	1.20		1.20		1.12		376,737	93
12-21-05(4)–10-31-06	40.64	0	.39•	6.32	6.71	—		—		—	—		—	—	47.35	16.51		1.20	1.20		1.20		1.02		137,184	85
Class O
04-30-10	31.28	0	.09•	3.45	3.54	0.44		—		—	0.44		—	—	34.38	11.40		1.75	1	.74†	1	.74†	0	.57†	1,094	42
10-31-09	22.75	0	.18•	9.07	9.25	0.90		—		—	0.90		0.18	—	31.28	43	.07(g)	1.85	1	.85†	1	.85†	0	.69†	565	103
06-04-08(4)–10-31-08	47.28	0	.18•	(24.71)	(24.53)	—		0	.00*	—	—		—	—	22.75	(51.88)		1.60	1.60		1.60		1.39		62	84
Class W
04-30-10	37.21	0.04		4.22	4.26	0.51		—		—	0.51		—	—	40.96	11.55		1.50	1	.49†	1	.49†	0	.67†	42,248	42
10-31-09	26.83	0.37		10.71	11.08	0.92		—		—	0.92		0.22	—	37.21	43	.54(g)	1.45	1	.45†	1	.45†	1	.32†	12,096	103
02-12-08(4)–10-31-08	50.70	0	.50•	(24.37)	(23.87)	—		0.00*		—	—		—	—	26.83	(47.08)		1.29	1.29		1.29		1.80		10,366	84

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (Unaudited) (continued)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income
		(loss)
		from
		investment																							Supplemental
		operations				Less distributions												Ratios to average net assets							Data
	Net
	asset			Net											Net				Expenses net of
	value,			realized	Total										asset			Expenses	fee waivers		Expenses net of				Net assets,
	beginning	Net		and	from	From net								Redemption	value,			before	and/or		all		Net investment		end	Portfolio
	of year	investment		unrealized	investment	investment		From net	From return of		Total		Payment	fees applied	end of	Total		reductions/	recoupments,		reductions/		income		of year or	turnover
	or period	income (loss)		gain (loss)	operations	income		realized gains	capital		distributions		by affiliate	to capital	year or period	Return(1)		additions(2)	if any(2)(3)		additions(2)(3)		(loss)(2)(3)		period	rate
Year or period ended	($)	($)		($)	($)	($)		($)	($)		($)		($)	($)	($)	(%)		(%)	(%)		(%)		(%)		($000’s)	(%)
ING International Value Fund
Class A
04-30-10	11.30	0.09		0.16	0.25	0.17		—	—		0.17		—	—	11.38	2.19		1.64	1	.64†	1	.64†	1	.39†	634,129	47
10-31-09	11.13	0.14		1.88	2.02	0.35		1.51	—		1.86		0.01	—	11.30	21	.74(h)	1.75	1	.75†	1	.75†	1	.25†	725,329	92
10-31-08	23.15	0.39		(8.83)	(8.44)	0.23		3.35	—		3.58		—	—	11.13	(42.58)		1.58	1	.58†	1	.57†	1	.95†	931,162	23
10-31-07	21.52	0	.24•	3.73	3.97	0.20		2.14	—		2.34		—	—	23.15	19.87		1.59	1.59		1.59		1.08		2,136,218	32
10-31-06	18.33	0	.18•	4.58	4.76	0.16		1.41	—		1.57		—	—	21.52	27.64		1.60	1.60		1.60		0.90		1,995,027	25
10-31-05	16.90	0.17		2.28	2.45	0.22		0.80	0	.00*	1.02		—	—	18.33	15	.06(a)	1.60	1.60		1.60		0.88		1,732,332	21
Class B
04-30-10	11.14	0	.03•	0.17	0.20	0.04		—	—		0.04		—	—	11.30	1.82		2.34	2	.34†	2	.34†	0	.46†	18,637	47
10-31-09	10.88	0	.06•	1.87	1.93	0.17		1.51	—		1.68		0.01	—	11.14	20	.91(h)	2.45	2	.45†	2	.45†	0	.65†	37,743	92
10-31-08	22.64	0	.19•	(8.58)	(8.39)	0.02		3.35	—		3.37		—	—	10.88	(43.00)		2.28	2	.28†	2	.27†	1	.12†	85,873	23
10-31-07	21.07	0	.08•	3.66	3.74	0.03		2.14	—		2.17		—	—	22.64	19.03		2.29	2.29		2.29		0.39		301,705	32
10-31-06	17.95	0	.04•	4.50	4.54	0.01		1.41	—		1.42		—	—	21.07	26.81		2.30	2.30		2.30		0.20		368,952	25
10-31-05	16.58	0.05		2.23	2.28	0.11		0.80	0	.00*	0.91		—	—	17.95	14	.21(a)	2.30	2.30		2.30		0.17		411,071	21
Class C
04-30-10	10.95	0	.04•	0.18	0.22	0.11		—	—		0.11		—	—	11.06	1.94		2.34	2	.28†	2	.28†	0	.77†	241,841	47
10-31-09	10.79	0	.05•	1.85	1.90	0.24		1.51	—		1.75		0.01	—	10.95	20	.92(h)	2.45	2	.40†	2	.40†	0	.58†	279,060	92
10-31-08	22.52	0.27		(8.57)	(8.30)	0.08		3.35	—		3.43		—	—	10.79	(42.94)		2.28	2	.18†	2	.17†	1	.34†	326,812	23
10-31-07	20.98	0	.08•	3.65	3.73	0.05		2.14	—		2.19		—	—	22.52	19.10		2.29	2.28		2.28		0.38		757,941	32
10-31-06	17.91	0.05		4.46	4.51	0.03		1.41	—		1.44		—	—	20.98	26.71		2.30	2.30		2.30		0.20		729,067	25
10-31-05	16.54	0.04		2.24	2.28	0.11		0.80	0	.00*	0.91		—	—	17.91	14	.25(a)	2.30	2.30		2.30		0.15		663,626	21
Class I
04-30-10	11.30	0.11		0.16	0.27	0.22		—	—		0.22		—	—	11.35	2.36		1.29	1	.29†	1	.29†	1	.81†	598,367	47
10-31-09	11.16	0	.16•	1.90	2.06	0.42		1.51	—		1.93		0.01	—	11.30	22	.23(h)	1.33	1	.33†	1	.33†	1	.65†	607,517	92
10-31-08	23.22	0.47		(8.87)	(8.40)	0.31		3.35	—		3.66		—	—	11.16	(42.37)		1.28	1	.28†	1	.27†	2	.23†	735,622	23
10-31-07	21.58	0	.32•	3.74	4.06	0.28		2.14	—		2.42		—	—	23.22	20.31		1.23	1.23		1.23		1.45		2,176,402	32
10-31-06	18.38	0.25		4.60	4.85	0.24		1.41	—		1.65		—	—	21.58	28.15		1.22	1.22		1.22		1.26		1,728,560	25
10-31-05	16.96	0.20		2.31	2.51	0.29		0.80	0	.00*	1.09		—	—	18.38	15	.42(a)	1.23	1.23		1.23		1.18		1,221,594	21
Class W
04-30-10	11.30	0	.10•	0.17	0.27	0.22		—	—		0.22		—	—	11.35	2.34		1.34	1	.34†	1	.34†	1	.69†	22,231	47
07-20-09(4)–10-31-09	10.42	0	.01•	0.87	0.88	—		—	—		—		—	—	11.30	8.45		1.33	1	.33†	1	.33†	0	.20†	3	92
ING International Value Choice Fund
Class A
04-30-10	9.68	0	.03•	0.71	0.74	0.06		—	—		0.06		—	—	10.36	7.71		1.71	1	.70†	1	.70†	0	.53†	20,356	20
10-31-09	7.56	0.06		2.14	2.20	0.08		—	—		0.08		—	—	9.68	29.22		1.83	1	.70†	1	.70†	0	.86†	15,615	44
10-31-08	14.89	0.06		(5.31)	(5.25)	0.10		1.98	—		2.08		—	—	7.56	(40.21)		1.62	1	.65†	1	.64†	0	.52†	8,940	73
10-31-07	12.42	0	.10•	2.65	2.75	0.07		0.21	—		0.28		—	—	14.89	22.48		1.63	1.70		1.70		0.77		16,598	88
10-31-06	10.70	0	.12•	1.86	1.98	0.10		0.16	—		0.26		—	—	12.42	18.82		1.71	1.70		1.69		1.04		17,962	31
02-01-05(4)–10-31-05	10.00	0	.11•	0.59	0.70	—		—	—		—		—	—	10.70	7.00		3.44	1.70		1.70		1.08		6,115	24
Class B
04-30-10	9.53	(0.01)		0.71	0.70	0.01		—	—		0.01		—	—	10.22	7.34		2.46	2	.45†	2	.45†	(0	.23)†	1,692	20
10-31-09	7.44	0	.02•	2.07	2.09	0	.00*	—	—		0	.00*	—	—	9.53	28.13		2.58	2	.45†	2	.45†	0	.18†	1,786	44
10-31-08	14.67	(0	.03)•	(5.22)	(5.25)	0	.00*	1.98	—		1.98		—	—	7.44	(40.63)		2.37	2	.40†	2	.39†	(0	.27)†	1,738	73
10-31-07	12.27	0	.00•,*	2.61	2.61	—		0.21	—		0.21		—	—	14.67	21.54		2.38	2.45		2.45		0.01		3,805	88
10-31-06	10.65	0	.04•	1.82	1.86	0.08		0.16	—		0.24		—	—	12.27	17.77		2.46	2.45		2.44		0.35		3,565	31
02-01-05(4)–10-31-05	10.00	0	.04•	0.61	0.65	—		—	—		—		—	—	10.65	6.50		4.19	2.45		2.45		0.36		1,427	24

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (Unaudited) (continued)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income
		(loss)
		from
		investment																						Supplemental
		operations				Less distributions											Ratios to average net assets							Data
	Net
	asset			Net											Net			Expenses net of
	value,			realized	Total										asset		Expenses	fee waivers		Expenses net of				Net assets,
	beginning	Net		and	from	From net							Redemption		value,		before	and/or		all		Net investment		end	Portfolio
	of year	investment		unrealized	investment	investment		From net	From return of	Total		Payment	fees applied		end of	Total	reductions/	recoupments,		reductions/		income		of year or	turnover
	or period	income (loss)		gain (loss)	operations	income		realized gains	capital	distributions		by affiliate	to capital		year or period	Return(1)	additions(2)	if any(2)(3)		additions(2)(3)		(loss)(2)(3)		period	rate
Year or period ended	($)	($)		($)	($)	($)		($)	($)	($)		($)	($)		($)	(%)	(%)	(%)		(%)		(%)		($000’s)	(%)
International Value Choice Fund (continued)
Class C
04-30-10	9.56	(0.02)		0.73	0.71	0.01		—	—	0.01		—	—		10.26	7.42	2.46	2	.45†	2	.45†	(0	.19)†	5,008	20
10-31-09	7.46	0	.01•	2.09	2.10	0	.00*	—	—	0	.00*	—	—		9.56	28.19	2.58	2	.45†	2	.45†	0	.14†	4,091	44
10-31-08	14.70	(0	.03)•	(5.23)	(5.26)	—		1.98	—	1.98		—	—		7.46	(40.62)	2.37	2	.40†	2	.39†	(0	.25)†	2,267	73
10-31-07	12.29	0	.00*	2.62	2.62	—		0.21	—	0.21		—	—		14.70	21.58	2.38	2.45		2.45		0	.00*	4,930	88
10-31-06	10.66	0	.04•	1.83	1.87	0.08		0.16	—	0.24		—	—		12.29	17.78	2.46	2.45		2.44		0.33		4,189	31
02-04-05(4)–10-31-05	10.01	0	.04•	0.61	0.65	—		—	—	—		—	—		10.66	6.49	4.19	2.45		2.45		0.35		1,796	24
Class I
04-30-10	9.67	0.05		0.71	0.76	0.08		—	—	0.08		—	—		10.35	7.90	1.34	1	.34†	1	.34†	0	.91†	29,772	20
10-31-09	7.57	0	.10•	2.12	2.22	0.12		—	—	0.12		—	—		9.67	29.58	1.39	1	.39†	1	.39†	1	.19†	27,654	44
10-31-08	14.92	0.09		(5.30)	(5.21)	0.16		1.98	—	2.14		—	—		7.57	(39.96)	1.27	1	.30†	1	.29†	0	.80†	36,089	73
10-31-07	12.42	0	.17•	2.64	2.81	0.10		0.21	—	0.31		—	—		14.92	23.04	1.24	1.31		1.31		1.29		60,413	88
12-21-05(4)–10-31-06	11.04	0	.16•	1.22	1.38	—		—	—	—		—	—		12.42	12.50	1.36	1.35		1.34		1.56		36,899	31
Class W
04-30-10	9.68	0	.07•	0.69	0.76	0.08		—	—	0.08		—	—		10.36	7.91	1.46	1	.45†	1	.45†	1	.39†	35	20
06-01-09(4)–10-31-09	9.18	0	.01•	0.49	0.50	—		—	—	—		—	—		9.68	5.45	1.39	1	.39†	1	.39†	0	.30†	3	44

ING Russia Fund
Class A
04-30-10	29.53	(0.28)		6.52	6.24	—		—	—	—		—	—		35.77	21.13	2.07	2.07		2.07		(1.69)		445,012	23
10-31-09	25.60	(0.19)		12.20	12.01	—		8.08	—	8.08		—	—		29.53	65.55	2.21	2.21		2.21		(0.98)		373,249	46
10-31-08	78.13	(0.48)		(40.46)	(40.94)	—		11.59	—	11.59		—	0	.00*	25.60	(61.70)	2.06	2.06		2.06		(0.60)		261,127	43
10-31-07	55.81	(0	.33)•	25.77	25.44	—		3.12	—	3.12		—	0	.00*	78.13	47.16	1.96	1.96		1.96		(0.52)		922,504	12
10-31-06	33.49	(0.27)		22.37	22.10	—		—	—	—		—	0.22		55.81	66.65	1.98	1.98		1.98		(0.64)		751,947	20
10-31-05	25.01	(0	.00)*	8.39	8.39	0.01		—	—	0.01		—	0.10		33.49	33.98	2.13	2.13		2.13		(0.01)		271,603	26
Class I
04-30-10	29.54	(0	.20)•	6.48	6.28	—		—	—	—		—	—		35.82	21.26	1.67	1.67		1.67		(1.18)		7,451	23
09-30-09(4)–10-31-09	28.27	(0	.04)•	1.31	1.27	—		—	—	—		—	—		29.54	4.49	1.68	1.68		1.68		(1.68)		3	46

ING Global Bond Fund
Class A
04-30-10	12.25	0	.30•	(0.21)	0.09	0.51		0.05	—	0.56		—	—		11.78	0.75	0.95	0	.90†	0	.90†	5	.05†	154,646	172
10-31-09	10.19	0.32		2.13	2.45	0.15		0.24	—	0.39		—	—		12.25	24.43	1.06	0	.91†	0	.91†	3	.30†	103,255	396
10-31-08	10.59	0	.27•	0.07	0.34	0.62		0.12	—	0.74		—	—		10.19	3.04	1.05	0	.93†	0	.93†	2	.53†	79,451	830
10-31-07	10.25	0	.31•	0.64	0.95	0.43		0.18	—	0.61		—	—		10.59	9.61	1.46	0	.90†	0	.90†	3.08		28,887	858
06-30-06(4)–10-31-06	10.00	0	.08•	0.23	0.31	0.06		—	—	0.06		—	—		10.25	3.13	1.38	0.90		0.90		2.41		25,784	451
Class B
04-30-10	12.16	0	.25•	(0.21)	0.04	0.47		0.05	—	0.52		—	—		11.68	0.29	1.70	1	.65†	1	.65†	4	.33†	4,546	172
10-31-09	10.16	0.29		2.07	2.36	0.12		0.24	—	0.36		—	—		12.16	23.56	1.81	1	.66†	1	.66†	2	.59†	5,135	396
10-31-08	10.55	0	.18•	0.08	0.26	0.53		0.12	—	0.65		—	—		10.16	2.26	1.80	1	.68†	1	.68†	1.71		4,085	830
10-31-07	10.24	0	.25•	0.62	0.87	0.38		0.18	—	0.56		—	—		10.55	8.74	2.21	1	.65†	1	.65†	2.44		342	858
06-30-06(4)–10-31-06	10.00	0	.06•	0.22	0.28	0.04		—	—	0.04		—	—		10.24	2.84	2.13	1.65		1.65		2.00		28	451
Class C
04-30-10	12.20	0	.25•	(0.21)	0.04	0.47		0.05	—	0.52		—	—		11.72	0.31	1.70	1	.65†	1	.65†	4	.24†	68,239	172
10-31-09	10.20	0	.28•	2.08	2.36	0.12		0.24	—	0.36		—	—		12.20	23.48	1.81	1	.66†	1	.66†	2	.54†	45,773	396
10-31-08	10.59	0	.18•	0.09	0.27	0.54		0.12	—	0.66		—	—		10.20	2.31	1.80	1	.68†	1	.68†	1	.71†	29,009	830
10-31-07	10.24	0	.24•	0.64	0.88	0.35		0.18	—	0.53		—	—		10.59	8.90	2.21	1	.65†	1	.65†	2.33		1,627	858
06-30-06(4)–10-31-06	10.00	0	.06•	0.22	0.28	0.04		—	—	0.04		—	—		10.24	2.82	2.13	1.65		1.65		1.68		36	451

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (Unaudited) (continued)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income
		(loss)
		from
		investment																			Supplemental
		operations				Less distributions								Ratios to average net assets							Data
	Net
	asset			Net								Net			Expenses net of
	value,			realized	Total							asset		Expenses	fee waivers		Expenses net of				Net assets,
	beginning	Net		and	from	From net					Redemption	value,		before	and/or		all		Net investment		end	Portfolio
	of year	investment		unrealized	investment	investment	From net	From return of	Total	Payment	fees applied	end of	Total	reductions/	recoupments,		reductions/		income		of year or	turnover
	or period	income (loss)		gain (loss)	operations	income	realized gains	capital	distributions	by affiliate	to capital	year or period	Return(1)	additions(2)	if any(2)(3)		additions(2)(3)		(loss)(2)(3)		period	rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000’s)	(%)
ING Global Bond Fund (continued)
Class I
04-30-10	12.22	0	.31•	(0.20)	0.11	0.53	0.05	—	0.58	—	—	11.75	0.91	0.63	0	.58†	0	.58†	5	.24†	197,597	172
10-31-09	10.21	0	.45•	2.04	2.49	0.24	0.24	—	0.48	—	—	12.22	24.94	0.71	0	.56†	0	.56†	3	.89†	136,178	396
10-31-08	10.58	0	.28•	0.14	0.42	0.67	0.12	—	0.79	—	—	10.21	3.78	0.74	0	.62†	0	.62†	2.69		503	830
10-31-07	10.25	0	.35•	0.63	0.98	0.47	0.18	—	0.65	—	—	10.58	9.88	1.00	0	.61†	0	.61†	3.47		1	858
06-30-06(4)–10-31-06	10.00	0	.09•	0.23	0.32	0.07	—	—	0.07	—	—	10.25	3.23	1.03	0.55		0.55		2.68		1	451
Class O
04-30-10	12.06	0	.30•	(0.20)	0.10	0.51	0.05	—	0.56	—	—	11.60	0.84	0.95	0	.90†	0	.90†	5	.11†	3,465	172
10-31-09	10.15	0	.37•	2.04	2.41	0.26	0.24	—	0.50	—	—	12.06	24.26	1.06	0	.91†	0	.91†	3	.30†	3,126	396
06-04-08(4)–10-31-08	10.65	0	.10•	(0.49)	(0.39)	0.11	—	—	0.11	—	—	10.15	(3.70)	1.05	0	.93†	0	.93†	2	.47†	222	830
Class W
04-30-10	12.06	0	.29•	(0.18)	0.11	0.53	0.05	—	0.58	—	—	11.59	0.89	0.70	0	.65†	0	.65†	5	.09†	6,265	172
06-01-09(4)–10-31-09	11.22	0	.14•	1.03	1.17	0.33	—	—	0.33	—	—	12.06	10.54	0.71	0	.56†	0	.56†	2	.85†	1,533	396

ING Diversified International Fund
Class A
04-30-10	8.27	0.07		0.48	0.55	0.07	—	—	0.07	—	—	8.75	6.64	0.63	0.35		0.35		1.66		117,516	23
10-31-09	7.30	0	.24•	1.59	1.83	0.86	—	—	0.86	—	—	8.27	28.22	0.76	0.38		0.38		3.45		129,966	32
10-31-08	14.98	0	.17•	(7.50)	(7.33)	0.26	0.09	—	0.35	—	—	7.30	(50.04)	0.57	0.31		0.31		1.41		167,282	55
10-31-07	11.61	0	.05•	3.38	3.43	0.06	—	—	0.06	—	—	14.98	29.66	0.55	0.21		0.21		0.37		383,364	32
12-21-05(4)–10-31-06	10.00	(0	.03)•	1.64	1.61	—	—	—	—	—	—	11.61	16.10	0.66	0.35		0.35		(0.35)		170,108	30
Class B
04-30-10	8.23	0.04		0.47	0.51	0.01	—	—	0.01	—	—	8.73	6.21	1.38	1.10		1.10		0.86		18,517	23
10-31-09	7.22	0	.17•	1.61	1.78	0.77	—	—	0.77	—	—	8.23	27.46	1.51	1.13		1.13		2.43		19,919	32
10-31-08	14.84	0.07		(7.43)	(7.36)	0.17	0.09	—	0.26	—	—	7.22	(50.43)	1.32	1.06		1.06		0.67		20,167	55
10-31-07	11.54	(0.04)		3.35	3.31	0.01	—	—	0.01	—	—	14.84	28.68	1.30	0.96		0.96		(0.34)		43,667	32
12-21-05(4)–10-31-06	10.00	(0	.10)•	1.64	1.54	—	—	—	—	—	—	11.54	15.40	1.41	1.10		1.10		(1.10)		23,035	30
Class C
04-30-10	8.21	0.04		0.47	0.51	0.01	—	—	0.01	—	—	8.71	6.17	1.38	1.10		1.10		0.86		64,548	23
10-31-09	7.21	0	.17•	1.60	1.77	0.77	—	—	0.77	—	—	8.21	27.32	1.51	1.13		1.13		2.54		71,831	32
10-31-08	14.83	0.07		(7.42)	(7.35)	0.18	0.09	—	0.27	—	—	7.21	(50.43)	1.32	1.06		1.06		0.67		78,834	55
10-31-07	11.54	(0	.05)•	3.35	3.30	0.01	—	—	0.01	—	—	14.83	28.63	1.30	0.96		0.96		(0.39)		168,661	32
12-21-05(4)–10-31-06	10.00	(0	.10)•	1.64	1.54	—	—	—	—	—	—	11.54	15.40	1.41	1.10		1.10		(1.10)		69,825	30
Class I
04-30-10	8.26	0	.04•	0.52	0.56	0.09	—	—	0.09	—	—	8.73	6.77	0.36	0.10		0.10		0.88		9,045	23
10-31-09	7.30	0	.31•	1.55	1.86	0.90	—	—	0.90	—	—	8.26	28.78	0.48	0.10		0.10		4.55		3,209	32
10-31-08	14.99	0.21		(7.53)	(7.32)	0.28	0.09	—	0.37	—	—	7.30	(49.97)	0.32	0.06		0.06		1.69		16	55
10-31-07	11.63	0	.03•	3.41	3.44	0.08	—	—	0.08	—	—	14.99	29.69	0.30	0.09		0.09		0.21		32	32
12-21-05(4)–10-31-06	10.00	(0	.01)•	1.64	1.63	—	—	—	—	—	—	11.63	16.30	0.45	0.10		0.10		(0.13)		4	30
Class O
04-30-10	8.24	0.07		0.48	0.55	0.09	—	—	0.09	—	—	8.70	6.70	0.63	0.25		0.25		1.56		2,621	23
10-31-09	7.29	0	.10•	1.74	1.84	0.89	—	—	0.89	—	—	8.24	28.45	0.76	0.38		0.38		1.30		1,911	32
06-04-08(4)–10-31-08	12.99	0	.02•	(5.72)	(5.70)	—	—	—	—	—	—	7.29	(43.88)	0.57	0.31		0.31		0.48		140	55
Class R
04-30-10	8.18	0.06		0.47	0.53	0.05	—	—	0.05	—	—	8.66	6.52	0.88	0.60		0.60		1.33		196	23
10-31-09	7.22	0.20		1.60	1.80	0.84	—	—	0.84	—	—	8.18	28.13	1.01	0.63		0.63		2.94		198	32
10-31-08	14.82	0.15		(7.44)	(7.29)	0.22	0.09	—	0.31	—	—	7.22	(50.18)	0.82	0.56		0.56		1.26		183	55
12-12-06(4)–10-31-07	12.19	(0	.05)•	2.76	2.71	0.08	—	—	0.08	—	—	14.82	22.33	0.80	0.46		0.46		(0.46)		432	32

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (Unaudited) (continued)

Selected data for a share of beneficial interest outstanding throughout each year or period.

Income
(loss)
from
		investment																		Supplemental
		operations				Less distributions								Ratios to average net assets						Data
Net
	asset			Net								Net			Expenses net of
	value,			realized	Total							asset		Expenses	fee waivers		Expenses net of			Net assets,
	beginning	Net		and	from	From net					Redemption	value,		before	and/or		all		Net investment	end	Portfolio
	of year	investment		unrealized	investment	investment	From net	From return of	Total	Payment	fees applied	end of	Total	reductions/	recoupments,		reductions/		income	of year or	turnover
	or period	income (loss)		gain (loss)	operations	income	realized gains	capital	distributions	by affiliate	to capital	year or period	Return(1)	additions(2)	if any(2)(3)		additions(2)(3)		(loss)(2)(3)	period	rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)	($000’s)	(%)
ING Diversified International Fund (continued)
Class W
04-30-10	8.25	0.08		0.48	0.56	0.10	—	—	0.10	—	—	8.71	6.83	0.38	(0	.00)*	(0	.00)*	1.92	2,655	23
10-31-09	7.29	0	.21•	1.65	1.86	0.90	—	—	0.90	—	—	8.25	28.84	0.48	0.10		0.10		2.96	2,545	32
02-12-08(4)–10-31-08	12.17	0	.06•	(4.94)	(4.88)	—	—	—	—	—	—	7.29	(40.10)	0.32	0.06		0.06		0.80	1,506	55

(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges. Total return for periods less than one year is not annualized.

(2)	Annualized for periods less than one year.

(3)	Expense ratios reflect operating expenses of a Fund. Expenses before reductions/additions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or Distributor but prior to reductions from brokerage commission recapture arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.

(4)	Commencement of operations.

(5)	Class W shares’ financial highlights include Class Q shares which were converted to Class W on March 5, 2010. Class W shares will retain the commencement of operations date of August 7, 2009 which represents the original commencement of operations date of Class Q shares.

†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income or loss ratio.

*	Amount is more than $(0.005) or more than (0.005)% or less than $0.005 or less than 0.005%.

**	Amount is less than $500.

•	Calculated using average number of shares outstanding throughout the period.

(a)	There was no impact on total return by the affiliate payment.

(b)	Effective November 1, 2004, the Fund adopted a policy to reduce cost of investments for financial statement purposes by the distributions received in excess of income from Real Estate Investment Trusts. The effect of this change for the twelve months ended October 31, 2005 was to decrease the net investment income per share by $0.12 for Class A, $0.10 for Class B, $0.11 for Class C and $0.30 for Class I, increase net realized and unrealized gain on investments per share by $0.12 for Class A, $0.10 for Class B, $0.11 for Class C and $0.30 for Class I and decrease the ratio of net investment income to average net assets from 2.31% to 1.58% for Class A, 1.51% to 0.79% for Class B, 1.51% to 0.78% for Class C and 2.60% to 0.85% for Class I.

(c)	In 2005, 0.26% for Class A, 0.26% for Class B and 0.27% for Class C of the total return consists of a payment by affiliate. Excluding this item, total return would have been 21.50% for Class A, 20.61% for Class B and 20.56% for Class C.

(d)	In 2005, 0.34% for Class A, 0.33% for Class B and 0.36% for Class C of the total return consists of payment by affiliate. Excluding this item, total return would have been 28.63%, 27.82% and 27.80% on Class A, Class B and Class C, respectively.

(e)	Excluding a payment by affiliate in the fiscal year ended October 31, 2009, Emerging Countries total return would have been 50.54%, 49.21%, 49.19%, 51.26% and 51.22% on Classes A,B,C,I and W, respectively.

(f)	Excluding a payment by affiliate in the fiscal year ended October 31, 2009, Index Plus International Equity total return would have been 26.91%, 25.92%, 25.96% and 27.32% on Classes A,B,C and I, respectively.

(g)	Excluding a payment by affiliate in the fiscal year ended October 31, 2009, International SmallCap Multi-Manager total return would have been 41.91%, 40.78%, 40.97%, 42.75%, 42.20% and 42.70% on Classes A,B,C,I,O and W, respectively.

(h)	Excluding a payment by affiliate in the fiscal year ended October 31, 2009, International Value total return would have been 21.64%, 20.80%, 20.81% and 22.12% on Classes A,B,C and I, respectively.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS as of April 30, 2010 (Unaudited)

NOTE 1 — ORGANIZATION

Organization. The ING Funds included in this report are comprised of ING Mutual Funds (“IMF”) and ING Mayflower Trust (“IMT”) (each a “Registrant” and collectively, the “Registrants”); both are organized as open-end investment management companies registered under the Investment Company Act of 1940, as amended (“1940 Act”).

IMF is a Delaware statutory trust organized December 18, 1992 with seventeen separate active series, all of which are included in this report, (each, a “Fund” and collectively, the “IMF Funds”): Global Equity Dividend, Global Natural Resources, Global Real Estate, Global Value Choice, Asia-Pacific Real Estate, Emerging Countries, European Real Estate, Foreign, Greater China, Index Plus International Equity, International Capital Appreciation, International Real Estate, International SmallCap Multi-Manager, International Value Choice, Russia, Global Bond and Diversified International. IMT is a Massachusetts business trust organized August 18, 1993 with one series, International Value (a “Fund” and together with the IMF Funds, the “Funds”). The investment objective of each Fund is described in the Funds’ prospectuses, each dated February 28, 2010.

Each Fund offers at least one or more of the following classes of shares: Class A, Class B, Class C, Class I, Class O, Class R and Class W. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees and shareholder servicing fees and transfer agent fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund and earn income and realized gains/losses from the portfolio pro rata based on the average daily net assets of each class, without distinction between share classes. Common expenses of the Funds (including custodial asset-based fees, legal and audit fees, printing and mailing expenses, transfer agency out-of-pocket expenses, and fees and expenses of the independent trustees) are allocated to each Fund in proportion to its average net assets. Expenses directly attributable to a particular fund (including advisory, administration, custodial transaction-based, registration, other professional, distribution and/or service fees, certain taxes, and offering costs) are charged directly to that Fund. Differences in per share dividend rates generally result from the differences in separate class expenses, including distribution and shareholder servicing fees.

Class B shares of the Funds are closed to new investment, provided that: (1) Class B shares of the Funds may be purchased through the reinvestment of dividends issued by Class B Shares of the Funds; and (2) subject to the terms and conditions of relevant exchange privileges and as permitted under their respective prospectuses, Class B shares of the Funds may be acquired through exchange of Class B shares of other funds in the ING Mutual Funds Complex. Class B shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares eight years after purchase.

Emerging Countries does not impose any front-end sales charge (load) on purchases of Class A shares of Emerging Countries by its former Class M shareholders for the life of their account.

On September 10, 2009, the Board approved a proposal to create Class W shares of International Capital Appreciation and to convert existing Class Q shares into Class W shares. Effective March 5, 2010, Class Q shares were converted into Class W shares. As a result, references to Class W shares of International Capital Appreciation prior to March 5, 2010 represent Class Q shares.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements, and such policies are in conformity with U.S. generally accepted accounting principles for investment companies.

A. Security Valuation. For all Funds except Russia and Diversified International, investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by National Association of Securities Dealers Automated Quotation System (“NASDAQ”) will be valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale, securities traded in the over-the-counter-market, gold and silver bullion, platinum and palladium are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities acquired with more than 60 days to maturity are valued using matrix pricing methods determined by an independent pricing

NOTES TO FINANCIAL STATEMENTS as of April 30, 2010 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

service which takes into consideration such factors as yields, maturities, liquidity, ratings and traded prices in similar or identical securities. Securities for which valuations are not readily available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of fair market value obtained from yield data relating to investments or securities with similar characteristics. Investments in open-end mutual funds are valued at the net asset value. Investments in securities maturing 60 days or less from date of acquisition are valued at amortized cost which approximates market value.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values, as defined by the 1940 Act, and as determined in good faith by or under the supervision of the Funds’ Board in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Fund calculates its next net asset value (“NAV”) may also be valued at their fair values, as defined by the 1940 Act, and as determined in good faith by or under the supervision of a Fund’s Board, in accordance with methods that are specifically authorized by the Board. The valuation techniques applied in any specific instance are likely to vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to a Fund related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies’ securities.

For all Funds the value of a foreign security traded on an exchange outside the United States is generally based on its price on the principal foreign exchange where it trades as of the time a Fund determines its NAV or if the foreign exchange closes prior to the time the Fund determines its NAV, the most recent closing price of the foreign security on its principal exchange. Trading in certain non-U.S. securities may not take place on all days on which the New York Stock Exchange (“NYSE”) is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of a Fund’s NAV may not take place contemporaneously with the determination of the prices of securities held by a Fund in foreign securities markets. Further, the value of a Fund’s assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of the Fund. In calculating a Fund’s NAV, foreign securities in foreign currency are converted to U.S. dollar equivalents.

If an event occurs after the time at which the market for foreign securities held by a Fund closes but before the time that a Fund’s next NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time a Fund determines its NAV. In such a case, a Fund will use the fair value of such securities as determined under the Funds’ valuation procedures. Events after the close of trading on a foreign market that could require a Fund to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security’s fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time a Fund calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that a Fund could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, a Fund is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes a Fund to determine that the closing prices for one or more

NOTES TO FINANCIAL STATEMENTS as of April 30, 2010 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

securities do not represent readily available reliable market value quotations at the time a Fund determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in a Fund’s NAV.

For the Russia Fund, the valuation procedures for Russian equity securities are to price local shares according to the most recent available bid prices. If securities are not listed on the Russian Trade System (the “RTS”) or on any other pricing service that lists available bid quotes, then the mean of at least two broker bid quotes is used. For equity securities of an issuer in Russia for which there are no readily available reliable market value quotations, the following benchmark pricing procedure shall apply on any day on which the largest securities exchange in Russia declines by 2.5% or more; the price of the security shall be adjusted by the amount of the downward change in a composite of the other companies that are publicly traded in the same sector as the issuer, if ascertainable, and if not ascertainable, by the amount of downward change in the RTS.

For Diversified International and other Funds with holdings in open end investment companies, the valuations of the Funds’ investments in Underlying Funds are based on the NAVs of the Underlying Funds each business day. In general, assets of the Underlying Funds are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations and short-term debt securities, and for situations where market quotations are deemed unreliable. Investments held in Underlying Funds maturing in 60 days or less from the date of acquisition are valued at amortized cost which generally approximates market value. Securities prices may be obtained from automated pricing services. Shares of investment companies held by the Underlying Funds will generally be valued at the latest NAV reported by that investment company.

Fair value is defined as the price that the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each investment asset or liability of the Funds is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1”, inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and unobservable inputs, including the adviser’s or sub-adviser’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3”. The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality which are valued at amortized cost, which approximates fair value, are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Funds’ investments under these levels of classification is included following the Portfolios of Investments.

For the six months ended April 30, 2010, there have been no significant changes to the fair valuation methodologies.

B. Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded, net of any applicable withholding tax, on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Funds. Premium amortization and discount accretion are determined by the effective yield method.

For Diversified International, capital gain dividends from Underlying Funds, if any, are recorded as distributions of realized gains from affiliated Underlying Funds.

Global Real Estate estimates components of distributions from real estate investment trusts (“REITs”). Distributions received in excess of income are recorded as a reduction of cost of the related investments. If the Funds no longer own the applicable securities, any distributions received in excess of income are recorded as realized gains.

C. Foreign Currency Translation. The books and records of the Funds and Underlying Funds are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

NOTES TO FINANCIAL STATEMENTS as of April 30, 2010 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

(2)	Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Funds and Underlying Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities that are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on a Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. The foregoing risks are even greater with respect to securities of issuers in emerging markets.

D. Risk Exposures and the use of Derivative Instruments. The Funds’ investment objectives permit them to enter into various types of derivatives contracts, including, but not limited to, forward foreign currency exchange contracts, futures, purchased options, written options, and swaps. In doing so, the Funds will employ strategies in differing combinations to permit them to increase or decrease the level of risk, or change the level or types of exposure to market risk factors. This may allow the Funds to pursue their objectives more quickly, and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Market Risk Factors. In pursuit of their investment objectives, the Funds may seek to use derivatives to increase or decrease their exposure to the following market risk factors:

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Risks of Investing in Derivatives. The Funds use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Funds are using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Funds, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative

NOTES TO FINANCIAL STATEMENTS as of April 30, 2010 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of the Funds to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Funds are required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments. Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Funds. Associated risks are not the risks that the Funds are attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Funds will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. Associated risks can be different for each type of derivative and are discussed by each derivative type in the following notes.

Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. The Funds derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Funds intend to enter into financial transactions with counterparties that they believe to be creditworthy at the time of the transaction. To reduce this risk, the Funds generally enter into master netting arrangements, established within the Funds International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements (“Master Agreements”). These agreements are with select counterparties and they govern transactions, including certain over-the-counter (“OTC”) derivative and forward foreign currency contracts, entered into by the Funds and the counterparty. The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.

The Funds may also enter into collateral agreements with certain counterparties to further mitigate OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to or from the Funds is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.

As of April 30, 2010, the maximum amount of loss that Global Bond would incur if the counterparties to its derivative transactions failed to perform would be $2,457,938 which represents the gross payments to be received by the Fund on open swap transactions and forward foreign currency contracts were they to be unwound as of April 30, 2010.

The Funds have credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Funds. Credit related contingent features are established between the Funds and their derivatives counterparties to reduce the risk that the Funds will not fulfill their payment obligations to their counterparties. These triggering features include, but are not limited to, a percentage decrease in a Fund’s net assets and or a percentage decrease in a Fund’s NAV, which could cause a Fund to accelerate payment of any net liability owed to the counterparty. The contingent features are established within the Funds Master Agreements.

As of April 30, 2010, Global Bond had a net liability position of $3,770,994 on interest rate swaps and forward foreign currency contracts with credit related contingent features. If a contingent feature would have been triggered as of April 30, 2010, Global Bond could have been required to pay this amount in cash to its counterparties. As of April 30, 2010, Global Bond had posted $30,000 to its counterparties in cash collateral for its open derivatives transactions.

E. Forward Foreign Currency Transactions and Futures Contracts. Each Fund and Underlying Fund may enter into forward foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar, generally in connection with the planned purchases or sales of securities. The Funds and Underlying Funds either enter into these transactions on

NOTES TO FINANCIAL STATEMENTS as of April 30, 2010 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

a spot basis at the spot rate prevailing in the foreign currency exchange market or may use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

For the six months ended April 30, 2010, certain Funds have entered into forward foreign currency contracts with the obligation to buy and sell specified foreign currencies in the future at a currently negotiated forward rate in order to increase or decrease exposure to foreign exchange rate risk. The Funds use forward foreign currency contracts to enhance potential gain, hedge against anticipated currency exchange rates, and to maintain diversity and liquidity of the portfolio.

During the six months ended April 30, 2010, the following Funds had average contract amounts on forward foreign currency contracts to buy and sell as disclosed below:

	Buy	Sell

Global Equity Dividend	$—	$189,311
Global Real Estate	1,247,970	—
Global Value Choice	—	107,674
Asia-Pacific Real Estate	19,386	—
Foreign	13,583,192	17,403,681
International Real Estate	529,101	—
Global Bond	286,976,463	208,446,272

Each Fund and Underlying Fund may enter into futures contracts involving foreign currency, interest rates, securities and securities indices. Each Fund and Underlying Fund intends to limit its use of futures contracts and futures options to “bona fide hedging” transactions, as such term is defined in applicable regulations, interpretations and practice. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, a Fund or an Underlying Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, a Fund or an Underlying Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margin and are recorded as unrealized gains or losses by the Fund or an Underlying Fund. When the contract is closed, the Fund or Underlying Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the period ended April 30, 2010, Foreign purchased futures contracts on various equity indices to increase exposure to equity risk. Global Bond has both purchased and sold futures contracts on various bonds and notes to increase or decrease exposure to interest rate risk. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

During the six months ended April 30, 2010, the following Funds had average market values on futures contracts purchased and sold as disclosed below:

	Purchased	Sold

Foreign	$3,219,764	$—
Global Bond	$109,632,710	$97,412,246

F. Options Contracts. The Funds may write call and put options on futures, swaps (“swaptions”), securities, commodities or foreign currencies it owns or in which it may invest. Writing put options tends to increase the Funds’ exposure to the underlying instrument. Writing call options tends to decrease the Funds’ exposure to the underlying instrument. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statements of Assets and Liabilities. Certain options may be written with premiums to be determined on a future date. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the

NOTES TO FINANCIAL STATEMENTS as of April 30, 2010 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

price of the instrument underlying the written option. There is the risk the Funds may not be able to enter into a closing transaction because of an illiquid market.

The Funds may also purchase put and call options. Purchasing call options tends to increase the Funds exposure to the underlying instrument. Purchasing put options tends to decrease the Funds exposure to the underlying instrument. The Funds pay a premium which is included on the Statements of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss.

During the period ended April 30, 2010, Global Bond has both purchased and written options on foreign currencies to increase or decrease exposure to foreign exchange rate risk. Please refer to Note 10 for the volume of both purchased and written option activity for Global Bond during the six months ended April 30, 2010.

G. Swap Agreements. Certain Funds may enter into swap agreements. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other at specified future intervals based on the return of an asset (such as a stock, bond or currency) or non-asset reference (such as an interest rate or index). The swap agreement will specify the “notional” amount of the asset or non-asset reference to which the contract relates. Subsequent changes in market value, if any, are calculated based upon changes in the performance of the asset or non-asset reference multiplied by the notional value of the contract. A Fund may enter into credit default, interest rate, total return and currency swaps to manage its exposure to credit, currency and interest rate risk. All outstanding swap agreements are reported following each Fund’s Portfolio of Investments.

Swaps are marked to market daily using quotations primarily from third party pricing services, counterparties or brokers. The value of the swap contract is recorded on each Fund’s Statement of Assets and Liabilities. During the term of the swap, changes in the value of the swap, if any, are recorded as unrealized gains or losses on the Statement of Operations. Upfront payments paid or received by a Fund when entering into the agreements are reported on the Statement of Assets and Liabilities and as a component of the changes in unrealized gains or losses on the Statement of Operations. These upfront payments represent the amounts paid or received when initially entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and the prevailing market conditions. The upfront payments are included as a component in the realized gains or losses on each Fund’s Statement of Operations upon termination or maturity of the swap. A Fund also records net periodic payments paid or received on the swap contract as a realized gain or loss on the Statement of Operations.

Entering into swap agreements involves the risk that the maximum potential loss of an investment exceeds the current value of the investment as reported on each Fund’s Statement of Assets and Liabilities. Other risks involve the possibility that the counterparty to the agreements may default on its obligation to perform, that there will be no liquid market for these investments and that unfavorable changes in the market will have a negative impact on the value of the index or securities underlying the respective swap agreement.

Credit Default Swap Contracts. A credit default swap is a bilateral agreement between counterparties in which the buyer of the protection agrees to make a stream of periodic payments to the seller of protection in exchange for the right to receive a specified return in the event of a default or other credit event for a referenced entity, obligation or index. As a seller of protection on credit default swaps, a Fund will generally receive from the buyer a fixed payment stream based on the notional amount of the swap contract. This fixed payment stream will continue until the swap contract expires or a defined credit event occurs.

A Fund is subject to credit risk in the normal course of pursuing its investment objectives. As a seller of protection in a credit default swap, a Fund may execute these contracts to manage its exposure to the market or certain sectors of the market. A Fund may also enter into credit default swaps to speculate on changes in an issuer’s credit quality, to take advantage of perceived spread advantages, or to offset an existing short equivalent (i.e. buying protection on an equivalent reference entity).

NOTES TO FINANCIAL STATEMENTS as of April 30, 2010 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Certain Funds may sell credit default swaps which expose these Funds to the risk of loss from credit risk-related events specified in the contract. Although contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default or repudiation/moratorium. If a Fund is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will generally either (i) pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues are disclosed in each Fund’s Portfolio of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swaps on asset-backed securities or credit indices, the quoted market prices and resulting market values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum amount of future payments (undiscounted) that a Fund as seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of April 30, 2010, for which a Fund is seller of protection, are disclosed following each Fund’s Portfolio of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreements, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

For the six months ended April 30, 2010, Global Bond has purchased credit protection through credit default swaps to decrease exposure to the credit risk of individual securities and to hedge against anticipated potential credit events.

For the six months ended April 30, 2010, Global Bond has sold credit protection through credit default swaps to gain exposure to the credit risk of individual securities that are either unavailable or considered to be less attractive in the bond market.

For the six months ended April 30, 2010, Global Bond had average notional amounts of $9,000,000 and $2,948,500 on credit default swaps to buy protection and credit default swaps to sell protection, respectively.

Interest Rate Swap Agreements. Certain Funds are subject to interest risk exposure in the normal course of pursuing their investment objectives. Because the Funds hold fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain their ability to generate income at prevailing market rates, the Funds may enter into interest rate swap agreements.

For the six months ended April 30, 2010, Global Bond has entered into interest rate swaps in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk.

NOTES TO FINANCIAL STATEMENTS as of April 30, 2010 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

For the six months ended April 30, 2010, Global Bond had an average notional amount of $109,641,500 on interest rate swaps.

Cross-Currency Swap Agreements. Cross-currency swaps are interest rate swaps in which interest cash flows are exchanged between two parties based on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the inception of the trade. Cross-currency swaps also involve the exchange of the notional amounts at the start of the contract at the current spot rate with an agreement to re-exchange such amounts at a later date at either the same exchange rate, a specified rate or the then current spot rate. The entire principal value of a cross-currency swap is subject to the risk that the counterparty to the swap will default on its contractual delivery obligations.

For the six months ended April 30, 2010, Global Bond has entered into cross-currency swaps to increase exposure to foreign exchange risk.

For the six months ended April 30, 2010, Global Bond had an average notional amount of $6,632,100 on cross-currency swaps.

H. Distributions to Shareholders. The Funds record distributions to their shareholders on ex-dividend date. Each Fund pays dividends and capital gains, if any, annually (except, Global Equity Dividend, Global Real Estate, Asia-Pacific Real Estate, European Real Estate, International Equity Dividend and International Real Estate, which pay dividends, if any, quarterly and Global Bond, which pay dividends, if any, monthly). The Funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies.

I. Federal Income Taxes. It is the policy of each Fund to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Funds’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.

The Funds may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.

J. Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

K. Repurchase Agreements. Each Fund and Underlying Fund may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. Each Fund and Underlying Fund will receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreements, plus accrued interest, being invested by the Fund or Underlying Fund. The underlying collateral is valued daily on a mark to market basis to assure that the value, including accrued interest is at least equal to the repurchase price. There would be potential loss to the Fund or Underlying Fund in the event the Fund or Underlying Fund is delayed or prevented from exercising its right to dispose of the collateral, and it might incur disposition costs in liquidating the collateral.

L. Securities Lending. Each Fund and Underlying Fund has the option to temporarily loan up to 33 1/3% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. The borrower is required to fully collateralize the loans with cash or U.S. government securities. Generally, in the event of counterparty default, each Fund and Underlying Fund has the right to use collateral to offset losses incurred. There would be potential loss to a Fund or Underlying Fund in the event the Fund or

NOTES TO FINANCIAL STATEMENTS as of April 30, 2010 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Underlying Fund is delayed or prevented from exercising its right to dispose of the collateral. Each Fund and Underlying Fund bears the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund or Underlying Fund.

M. Illiquid and Restricted Securities. Each Fund and Underlying Fund may not invest more than 15% of its net assets in illiquid securities. Illiquid securities are not readily marketable. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Funds and Underlying Funds to sell them promptly at an acceptable price. Each Fund and Underlying Fund may also invest in restricted securities which include those sold under Rule 144A of the Securities Act of 1933 (“1933 Act”) or securities offered pursuant to Section 4(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Certain restricted securities may be considered liquid pursuant to procedures adopted by the Board or may be deemed illiquid because they may not be readily marketable. Illiquid and restricted securities are valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined in good faith under procedures approved by the Board.

N. Delayed-Delivery or When-Issued Transaction. The Funds and Underlying Funds may purchase or sell securities on a when-issued or forward commitment basis. The price of the securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of these securities is identified in each Fund’s Portfolio of Investments. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Funds and Underlying Funds are required to segregate liquid assets sufficient to cover the purchase price.

O. Indemnifications. In the normal course of business, each Trust may enter into contracts that provide certain indemnifications. Each Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, management believes based on experience, the risk of loss from such claims is considered remote.

NOTE 3 — INVESTMENT TRANSACTIONS

For the six months ended April 30, 2010, the cost of purchases and the proceeds from the sales of securities, excluding U.S. government and short-term securities, were as follows:

	Purchases	Sales

Global Equity Dividend	$32,759,321	$41,460,318
Global Natural Resources	36,812,173	40,555,665
Global Real Estate	1,034,470,745	615,375,230
Global Value Choice	148,263,079	44,901,120
Asia-Pacific Real Estate	3,861,961	3,413,928
Emerging Countries	70,104,869	55,058,759
European Real Estate	2,651,995	4,911,047
Foreign	118,649,515	196,606,696
Greater China	19,272,761	21,561,172
Index Plus International Equity	69,676,791	75,191,818
International Capital Appreciation	23,681,236	45,784,868
International Real Estate	214,496,937	208,041,330
International SmallCap Multi-Manager	178,439,768	196,298,095
International Value	739,192,199	927,332,555
International Value Choice	10,281,256	9,920,356
Russia	90,830,259	92,603,638
Global Bond	222,155,529	160,719,598
Diversified International	52,591,304	82,304,741

Purchases and sales of long-term U.S. government securities not included above were as follows:

	Purchases	Sales

Global Bond	$435,807,199	$403,204,730

NOTE 4 — REDEMPTION FEES

A 2% redemption fee is charged on shares of Russia that are redeemed (including in connection with an exchange) within 365 days or less from their date of purchase. The redemption fee is recorded as an addition to paid-in capital. Total redemption fee proceeds for the six months ended April 30, 2010 and year ended October 31, 2009 were $169,526 and $262,776, respectively, and are set forth in the Statements of Changes in Net Assets.

NOTE 5 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

Each of the Funds has entered into an investment management agreement (“Management Agreements”) with ING Investments, LLC (“ING Investments” or “Investment Adviser”). The Management Agreements compensate the

NOTES TO FINANCIAL STATEMENTS as of April 30, 2010 (Unaudited) (continued)

NOTE 5 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES (continued)

Investment Adviser with a fee based on the average daily net assets of each Fund, at the following annual rates:

As a Percentage of Average
Daily Net Assets

Global Equity Dividend	0.70%
Global Natural Resources	1.00% on first $50 million; and 0.75% thereafter
Global Real Estate	0.80% on the first $250 million; 0.775% on the next $250 million; and 0.70% thereafter
Global Value Choice	0.90% on the first $500 million; 0.80% on the next $500 million; and 0.75% thereafter
Asia-Pacific Real Estate	1.00% on the first $250 million; 0.90% on the next $250 million; 0.80% thereafter
Emerging Countries(1)	1.25%
European Real Estate	1.00% on the first $250 million; 0.90% on the next $250 million; 0.80% thereafter
Foreign(1)	1.00% on the first $500 million; and 0.90% thereafter
Greater China	1.15% on the first $100 million; 1.05% on the next $150 million; and 0.95% thereafter
Index Plus International Equity	0.55%
International Capital Appreciation(1)	0.85% on the first $500 million; 0.80% on the next $500 million; and 0.75% thereafter
International Real Estate	1.00% on the first $250 million; 0.90% on the next $250 million; and 0.80% thereafter
International SmallCap Multi-Manager(1)	1.00% on first $500 million; 0.90% on next $500 million; and 0.85% thereafter
International Value	1.00% on the first $5 billion; 0.95% on the next $2.5 billion; 0.90% on the next $2.5 billion; and 0.85% of assets in excess of $10 billion (applied to all assets of the Fund)
International Value Choice	1.00%
Russia	1.25%
Global Bond	0.40%
Diversified International	0.00%

(1)	ING Investments has contractually agreed to waive a portion of the advisory fee for Emerging Countries, Foreign, International Capital Appreciation and International SmallCap Multi-Manager. These advisory fee waivers will continue through at least March 1, 2011 for Emerging Countries, Foreign, International Capital Appreciation and International SmallCap Multi-Manager. There is no guarantee that these waivers will continue after this date. These agreements will only renew if ING Investments elects to renew them.

ING Investments has contractually agreed to waive a portion of the advisory fee for Emerging Countries, Foreign, International Capital Appreciation and International SmallCap Multi-Manager. The waiver is calculated as 50% of the difference between the former sub-advisory fee minus the new sub-advisory fee.

For the six months ended April 30, 2010, ING Investments waived $109,286, $29,559, $26,594 and $35,421 in advisory fees for Emerging Countries, Foreign, International Capital Appreciation and International SmallCap Multi-Manager, respectively.

Each of the Funds has entered into a sub-advisory agreement with each sub-adviser. These sub-advisers provide investment advice for the various Funds and are paid by the Investment Adviser based on the average daily net assets of the respective Funds. The sub-adviser of each of the Funds is as follows (*denotes a related party adviser):

Fund	Sub Adviser

Global Equity Dividend Fund	ING Investment Management Advisors B.V*
Emerging Countries	ING Investment Management Advisors B.V*
Index Plus International Equity	ING Investment Management Advisors B.V*
Russia	ING Investment Management Advisors B.V*
Asia-Pacific Real Estate	ING Clarion Real Estate Securities LLC*
European Real Estate	ING Clarion Real Estate Securities LLC*
Global Real Estate	ING Clarion Real Estate Securities LLC*
International Real Estate	ING Clarion Real Estate Securities LLC*
Global Value Choice	Tradewinds Global Investors, LLC
International Value Choice	Tradewinds Global Investors, LLC
International Value	Brandes Investment Partners, L.P. and ING Investment Management Co.*
Foreign	Artio Global Investment Management LLC
Global Natural Resources	ING Investment Management Co.*
Global Bond	ING Investment Management Co.*
International SmallCap Multi-Manager	Acadian Asset Management LLC and Schroder Investment Management North America, Inc.
Greater China	ING Investment Management Asia/Pacific (Hong Kong) Limited*
International Capital Appreciation	Hansberger Global Investors, Inc.

For Diversified International, ING Investment Management Co. (the “Consultant” or “ING IM”) is a consultant to the Investment Adviser. The Consultant provides tactical allocation recommendations to the Investment Adviser. The Investment Adviser has set

NOTES TO FINANCIAL STATEMENTS as of April 30, 2010 (Unaudited) (continued)

NOTE 5 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES (continued)

up an Investment Committee made up of a team of professionals to consider, review and implement the recommendations of the Consultant, and retains discretion over implementation of the Consultant’s recommendations. The Consultant provides ongoing recommendations to the Investment Committee of the Investment Adviser quarterly or as warranted by market conditions.

ING Funds are permitted to invest end-of-day cash balances into ING Institutional Prime Money Market Fund. Investment management fees paid by the Funds will be reduced by an amount equal to the management fees paid indirectly to ING Institutional Prime Money Market Fund with respect to assets invested by the Funds. For the six months ended April 30, 2010, the following funds waived such management fees which are not subject to recoupment:

Global Natural Resources	$406
Global Real Estate	24,723
Global Value Choice	10,871
Asia-Pacific Real Estate	32
European Real Estate	12
Foreign	282
International Real Estate	2,478
International SmallCap Multi-Manager	1,119
International Value	8,657
International Value Choice	1,134
Global Bond	6,963

ING Funds Services, LLC (the “Administrator”), serves as administrator to each Fund. The Funds pay the Administrator a fee calculated at an annual rate of 0.10% of each Fund’s average daily net assets.

Effective April 1, 2010, International Value no longer pays the Administrator an annual shareholder account-servicing fee of $5.00 for each account of beneficial owners of shares.

The Investment Adviser, ING IM, ING CRES, IIMA, ING Asia and the Administrator are indirect, wholly-owned subsidiaries of ING Groep N.V. (“ING Groep”). ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance and retirement services.

On October 19, 2008, ING Groep announced that it reached an agreement with the Dutch government to strengthen its capital position. ING Groep issued non-voting core Tier-1 securities for a total consideration of EUR 10 billion to the Dutch State. The transaction boosted ING Bank’s core Tier-1 ratio, strengthened the insurance balance sheet and reduced ING Groep’s Debt/Equity ratio.

On October 26, 2009, ING Groep announced that it will move towards a complete separation of its banking and insurance operations. A formal restructuring plan (“Restructuring Plan”) was submitted to the European Commission (“EC”), which approved it on November 18, 2009. ING Groep expects that the Restructuring Plan will be achieved over the next four years by a divestment of all insurance operations (including ING Investment Management) as well as a divestment of ING Direct US by the end of 2013. ING Groep has represented that it will explore all options, including initial public offerings, sales or combinations thereof.

On December 21, 2009, ING Groep announced that it has completed its planned repurchase of EUR 5 billion of Core Tier 1 securities issued November 2008 to the Dutch state and its EUR 7.5 billion rights issue.

NOTE 6 — DISTRIBUTION AND SERVICE FEES

Each share class of the Funds, except Class I and Class W, has adopted a Plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plans”), whereby ING Funds Distributor, LLC (“IFD” or the “Distributor”), an indirect, wholly-owned subsidiary of ING Groep, is reimbursed or compensated (depending on the class of shares) by the Funds for expenses incurred in the distribution of each Fund’s shares (“Distribution Fees”). Pursuant to the 12b-1 Plans, the Distributor is entitled to a payment each month for expenses incurred in the distribution and promotion of each Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees (“Service Fees”) paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plans, each class of shares of a Fund pays the Distributor a Distribution and/or Service Fee based on average daily net assets at the following annual rates:

	Class A		Class B	Class C	Class O	Class R

Global Equity Dividend	0.25%		1.00%	1.00%	0.25%	N/A
Global Natural Resources	0.25%		N/A	N/A	N/A	N/A
Global Real Estate	0.25%		1.00%	1.00%	0.25%	N/A
Global Value Choice	0.25%		1.00%	1.00%	N/A	N/A
Asia-Pacific Real Estate	0.25%		1.00%	1.00%	N/A	N/A
Emerging Countries	0.35%	(1)	1.00%	1.00%	N/A	N/A
European Real Estate	0.25%		1.00%	1.00%	N/A	N/A
Foreign	0.25%		1.00%	1.00%	N/A	N/A
Greater China	0.25%		1.00%	1.00%	0.25%	N/A
Index Plus International Equity	0.25%		1.00%	1.00%	0.25%	N/A

NOTES TO FINANCIAL STATEMENTS as of April 30, 2010 (Unaudited) (continued)

NOTE 6 — DISTRIBUTION AND SERVICE FEES (continued)

	Class A	Class B	Class C		Class O	Class R

International Capital Appreciation	0.25%	1.00%	1.00%		N/A	N/A
International Real Estate	0.25%	1.00%	1.00%		N/A	N/A
International SmallCap Multi-Manager	0.35%	1.00%	1.00%		0.25%	N/A
International Value	0.30%	1.00%	1.00	%(2)	N/A	N/A
International Value Choice	0.25%	1.00%	1.00%		N/A	N/A
Russia	0.25%	N/A	N/A		N/A	N/A
Global Bond	0.25%	1.00%	1.00%		0.25%	N/A
Diversified International	0.25%	1.00%	1.00%		0.25%	0.50%

(1)	The Distributor has agreed to waive 0.10% of the Distribution Fee for Class A shares of Emerging Countries for the period from January 1, 2009 through March 1, 2011.
(2)	The Distributor has voluntarily agreed to waive $79,085 of the Distribution Fee for Class C shares of International Value.

The Distributor also receives the proceeds of the initial sales charge paid by shareholders upon the purchase of Class A shares, and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class A and Class C shares. For the six months ended April 30, 2010, the Distributor retained the following amounts in sales charges for the Funds:

	Class A	Class C
	Shares	Shares

Initial Sales Charges:
Global Equity Dividend	$9,803	N/A
Global Natural Resources	13,775	N/A
Global Real Estate	85,052	N/A
Global Value Choice	65,828	N/A
Asia-Pacific Real Estate	16	N/A
Emerging Countries	5,371	N/A
European Real Estate	453	N/A
Foreign	2,663	N/A
Greater China	15,811	N/A
Index Plus International Equity	432	N/A
International Capital Appreciation	1,504	N/A
International Real Estate	6,194	N/A
International SmallCap Multi-Manager	2,221	N/A
International Value	4,695	N/A
International Value Choice	2,455	N/A
Russia	136,566	N/A
Global Bond	61,280	N/A
Diversified International	8,439	N/A

Contingent Deferred Sales Charges:
Global Equity Dividend	$30	$745
Global Real Estate	2,700	6,515
Global Value Choice	1,156	3,157
Asia-Pacific Real Estate	—	10
Emerging Countries	30	1,460
European Real Estate	—	189
Foreign	35	2,036
Greater China	5	12,912
International Capital Appreciation	—	86
International Real Estate	25	580
International SmallCap Multi-Manager	359	753
International Value	62,783	3,521
International Value Choice	10	249
Russia	580	—
Global Bond	12	7,788
Diversified International	44	2,108

NOTE 7 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At April 30, 2010, the Funds had the following amounts recorded in payable to affiliates on the accompanying Statements of Assets and Liabilities (See Notes 5 and 6):

	Accrued		Shareholder
	Investment	Accrued	Service and
Fund	Management Fees	Administrative Fees	Distribution Fees	Total

Global Equity Dividend	$96,407	$11,990	$53,869	$162,266
Global Natural Resources	78,359	9,093	21,990	109,442
Global Real Estate	1,320,791	184,176	371,188	1,876,155
Global Value Choice	227,945	25,582	304,476	558,003
Asia-Pacific Real Estate	3,951	396	1,760	6,107
Emerging Countries	181,657	14,532	36,023	232,212
European Real Estate	3,406	341	954	4,701
Foreign	170,458	17,050	79,359	266,867
Greater China	46,055	4,005	15,260	65,320
Index Plus International Equity	53,448	9,282	13,642	76,372
International Capital Appreciation	69,184	8,139	15,175	92,498
International Real Estate	424,870	45,403	56,597	526,870
International SmallCap Multi-Manager	373,187	37,328	85,664	496,179
International Value	1,290,315	129,127	374,961	1,794,403
International Value Choice	45,508	4,573	9,792	59,873
Russia	480,903	38,472	94,629	614,004
Global Bond	135,649	34,120	91,437	261,206
Diversified International	—	18,397	97,110	115,507

NOTES TO FINANCIAL STATEMENTS as of April 30, 2010 (Unaudited) (continued)

NOTE 7 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (continued)

At April 30, 2010, the following indirect, wholly owned subsidiaries of ING Groep owned the following Funds:

Diversified International —	Emerging Countries (25.76%); Foreign (19.63%); Index Plus International Equity (15.24%); International Capital Appreciation (41.51%); International SmallCap Multi-Manager (5.38%); International Value Choice (36.24%).

ING Global Target Payment Fund —	Index Plus International Equity (6.90%).

ING Life Insurance and Annuity Company —	Asia-Pacific Real Estate (52.78%); European Real Estate (76.43%); International SmallCap Multi-Manager (8.55%).

ING National Trust —	International Capital Appreciation (10.66%); International Value (10.48%).

ING Solution 2015 Portfolio —	Global Bond (9.15%).

ING Solution 2025 Portfolio —	Global Bond (13.79%).

ING Solution 2035 Portfolio —	Global Bond (10.43%).

ING Strategic Allocation Growth —	Index Plus International Equity (10.62%).

ING Strategic Allocation Moderate —	Index Plus International Equity (8.79%).

Reliance Trust Company —	International Capital Appreciation (7.17%).

Sharebuilder Securities Corporation —	Global Equity Dividend (10.30%); Greater China (8.92%); Index Plus International Equity (39.85%).

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. The 1940 Act defines affiliates as companies that are under common control. Therefore, because certain Funds have a common owner that owns over 25% of the outstanding securities of the Funds, they may be deemed to be affiliates of each other. Investment activities of these shareholders could have a material impact on the Funds.

The Investment Adviser may request that the Funds’ portfolio managers use their best efforts (subject to obtaining best execution of each transaction) to allocate a portfolio’s equity security transactions through certain designated broker-dealers. The designated broker-dealer, in turn, will reimburse a portion of the brokerage commissions to pay certain expenses of that Fund. Any amounts credited to a Fund are reflected as a reimbursement of expenses in the Statements of Operations.

The Funds have adopted a Retirement Policy (“Policy”) covering independent trustees of the Funds who were trustees on or before May 9, 2007, and who will have served as an independent trustee for at least five years as of the date of their retirement (as that term is defined in the Policy). Benefits under the Policy are based on an annual rate as defined in the Policy.

The Funds have adopted a Deferred Compensation Plan (the “Plan”), which allows eligible non-affiliated trustees as described in the Plan to defer the receipt of all or a portion of the trustees fees payable. Amounts deferred are treated as though invested in various “notional” funds advised by ING Investments until distribution in accordance with the Plan.

NOTE 8 — OTHER ACCRUED EXPENSES AND LIABILITIES

At April 30, 2010, the Funds had the following payables included in Other Accrued Expenses and Liabilities on the Statements of Assets and Liabilities that exceeded 5% of total liabilities:

Fund	Accrued Expenses	Amount

Asia-Pacific Real Estate	Custody	$10,129
	Professional	12,337
European Real Estate	Custody	4,581
	Transfer Agent	5,923
Index Plus International Equity	Custody	25,470
	Transfer Agent	34,659

NOTE 9 — EXPENSE LIMITATION AGREEMENTS

The Investment Adviser and/or Distributor have agreed to limit expenses, excluding interest expense, taxes, brokerage commissions and extraordinary expenses (and acquired fund fees and expenses) to the levels listed below:

Maximum Operating Expense Limit (as a percentage of average net assets)

	Class A	Class B	Class C	Class I	Class O	Class R	Class W

Global Equity Dividend	1.40%	2.15%	2.15%	1.15%	1.40%	N/A	1.15%
Global Natural Resources(1)	2.00%	N/A	N/A	1.75%	N/A	N/A	1.75%
Global Real Estate	1.75%	2.50%	2.50%	1.50%	1.75%	N/A	1.50%
Global Value Choice	1.50%	2.25%	2.25%	1.25%	N/A	N/A	1.25%
Asia-Pacific Real Estate	1.75%	2.50%	2.50%	1.50%	N/A	N/A	N/A
Emerging Countries(2)	2.25%	2.90%	2.90%	1.75%	N/A	N/A	1.90%
European Real Estate	1.75%	2.50%	2.50%	1.50%	N/A	N/A	N/A
Foreign(3)	1.95%	2.70%	2.70%	1.60%	N/A	N/A	1.45%
Greater China(4)	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Index Plus International Equity	1.15%	1.90%	1.90%	0.90%	1.15%	N/A	N/A

NOTES TO FINANCIAL STATEMENTS as of April 30, 2010 (Unaudited) (continued)

NOTE 9 — EXPENSE LIMITATION AGREEMENTS (continued)

	Class A	Class B	Class C	Class I	Class O	Class R	Class W

International Capital Appreciation	1.50%	2.25%	2.25%	1.25%	N/A	N/A	1.25%
International Real Estate	1.50%	2.25%	2.25%	1.25%	N/A	N/A	1.25%
International SmallCap Multi-Manager	1.95%	2.60%	2.60%	1.40%	1.85%	N/A	1.60%
International Value(5)	1.80%	2.50%	2.50%	1.50%	N/A	N/A	1.50%
International Value Choice	1.70%	2.45%	2.45%	1.45%	N/A	N/A	1.45%
Russia(6)	2.75%	N/A	N/A	2.50%	N/A	N/A	N/A
Global Bond	0.90%	1.65%	1.65%	0.61%	0.90%	N/A	0.65%
Diversified International(7)	0.50%	1.25%	1.25%	0.25%	0.50%	0.75%	0.25%

(1)	Effective January 1, 2010, the expense limits for Class A, I and W were revised from 2.75%, 2.50% and 2.50%, respectively, to limits set forth in the table above.
(2)	Pursuant to a side agreement, ING Investments has lowered the expense limits for Emerging Countries through at least March 1, 2011. The expense limits for Emerging Countries are 2.10%, 2.85% and 2.85% for Class A, B and C shares, respectively. If, after March 1, 2011, ING Investments elects not to renew the side agreement, the expense limits will revert to the limits listed in the table above. There is no guarantee that this side agreement will continue after that date. The side agreement will only renew if ING Investments elects to renew it. Any fees waived pursuant to the side agreement shall not be eligible for recoupment.
(3)	Pursuant to a side agreement, ING Investments has lowered the expense limits for Foreign through at least March 1, 2011. The expense limits for Foreign are 1.70%, 2.45%, 2.45% and 1.35% for class A, B, C and I shares, respectively. If, after March 1, 2011, ING Investments elects not to renew the side agreement, the expense limits will revert to the limits listed in the table above. There is no guarantee that this side agreement will continue after that date. The side agreement will only renew if ING Investments elects to renew it.
(4)	Pursuant to a side agreement, the expense limits for Greater China are 2.10%, 2.85%, 2.85%, 1.85% and 2.10% for Class A, B, C, I and O shares, respectively, through March 1, 2011. There is no guarantee that this side agreement will continue after that date. This side agreement will only renew if ING Investments elects to renew it. Any fees waived pursuant to the side agreement shall not be eligible for recoupment.
(5)	The expense limits for International Value are effective April 1, 2010. Prior to April 1, 2010, International Value did not have an expense limit.
(6)	Effective January 1, 2010, the expense limits for Class A and I were revised from 3.35% and 3.10%, respectively, to limits set forth in the table above.
(7)	The operating expense limits for Diversified International set out above apply only at the fund level and do not limit the fees payable by the underlying investment companies in which the fund invests. Effective March 1, 2010, the expense limits for Class O and W were revised from 0.35% and 0.10%, respectively, to limits set forth in the table above. Including the expenses of the underlying Investment Companies, the expense limits for Diversified International are 1.65%, 2.40%, 2.40%, 1.40%, 1.65%, 1.90% and 1.40% for Class A, B, C, I, O, R and W shares, respectively.

The Investment Adviser may at a later date recoup from a Fund management and/or class specific fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, a Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statement of Operations for each Fund. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities for each Fund.

As of April 30, 2010, the amounts of waived or reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates, are as follows:

	2011	2012	2013	Total

Global Equity Dividend	$—	$136,428	$100,526	$236,954
Asia-Pacific Real Estate	56,041	147,808	100,209	304,058
European Real Estate	49,810	133,948	72,318	256,076
Foreign	—	—	3,727	3,727
Greater China	—	—	60,086	60,086
Index Plus International Equity	—	959,777	4,008	963,785
International Capital Appreciation	—	25,287	90,988	116,275
Global Bond	68,205	180,782	257,987	506,974
Diversified International	1,546,287	1,429,314	483,949	3,459,550

In addition to the above waived or reimbursed fees, the amount of class specific fees waived or reimbursed that are subject to possible recoupment by the Investment Adviser, and the related expiration dates, as of April 30, 2010, are as follows:

	2011	2012	2013	Total

Global Value Choice
Class W	$—	$—	$233	$233
Foreign
Class A	$—	$—	$100,498	$100,498
Class B	—	—	15,072	15,072
Class C	—	—	82,986	82,986
Class W	—	—	737	737
Index Plus International Equity
Class A	$—	$—	$39,152	$39,152
Class B	—	—	5,367	5,367
Class C	—	—	5,854	5,854
Class O	—	—	191,533	191,533
International Real Estate
Class A	$—	$—	$189,290	$189,290
Class B	—	—	7,832	7,832
Class C	—	—	57,561	57,561
Class W	—	—	574	574
International Value Choice
Class A	$—	$—	$14,359	$14,359
Class B	—	—	2,217	2,217
Class C	—	—	4,058	4,058
Diversified International
Class A	$—	$—	$39,721	$39,721
Class B	—	—	5,831	5,831
Class C	—	—	21,687	21,687
Class O	—	—	3,159	3,159
Class R	—	—	54	54
Class W	—	—	3,964	3,964

The expense limitation agreements are contractual and shall renew automatically for one-year terms unless ING Investments or IMF provides written notice of the termination of the expense limitation agreement at least 90 days prior to the end of the then current term.

NOTES TO FINANCIAL STATEMENTS as of April 30, 2010 (Unaudited) (continued)

NOTE 10 — PURCHASED AND WRITTEN OPTIONS

Transactions in both purchased and written foreign currency options for Global Bond for the six months ended April 30, 2010 were as follows:

	CHF	USD
	Notional	Notional	Premium

Purchased Foreign Currency Options
Balance at 10/31/09	7,164,109	12,978,000	$191,984
Options Purchased	—	90,153,540	633,182
Options Terminated in Closing Sell Transactions	(7,164,109)	(29,323,540)	(355,440)
Options Expired	—	(73,808,000)	(469,726)

Balance at 04/30/10	—	—	$—

	CHF	USD
	Notional	Notional	Premium

Written Foreign Currency Options
Balance at 10/31/09	7,164,109	12,978,000	$218,966
Options Written	—	16,345,540	183,070
Options Terminated in Closing Purchase Transactions	(7,164,109)	(29,323,540)	(402,036)
Options Expired	—	—	—

Balance at 04/30/10	—	—	$—

NOTE 11 — LINE OF CREDIT

All of the Funds included in this report, in addition to certain other funds managed by the Investment Adviser or an affiliate of the investment adviser, have entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon (“BNY”) for an aggregate amount of $125,000,000. The proceeds may be used only to: (1) temporarily finance the purchase and sale of securities; or (2) finance the redemption of shares of an investor in the Funds. The Funds to which the line of credit is available paid a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears for the period ended April 30, 2010.

The following Funds utilized the line of credit during the year ended April 30, 2010:

			Approximate
		Approximate	Weighted
		Average	Average
		Daily Balance	Interest Rate
	Days	for Days	for Days
Fund	Utilized	Utilized	Utilized

Global Natural Resources	5	$1,202,000	1.37%
Asia-Pacific Real Estate	6	193,333	1.36%
Emerging Countries	5	792,000	1.38%
European Real Estate	5	746,000	1.37%
Foreign	60	1,211,583	1.39%
Greater China(1)	10	824,500	1.42%
Index Plus International Equity	8	1,218,125	1.38%
International Capital Appreciation	26	848,269	1.40%
International Real Estate	9	5,678,889	1.37%
International SmallCap Multi-Manager	57	1,081,842	1.37%
International Value	77	4,809,221	1.38%
Global Bond	25	1,320,000	1.38%

(1)	At April 30, 2010, Greater China had an outstanding balance of $940,000.

NOTE 12 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

				Net increase
		Reinvestment		(decrease) in		Reinvestment
		of	Shares	shares		of	Shares	Net increase
Year or	Shares sold	distributions	redeemed	outstanding	Shares sold	distributions	redeemed	(decrease)
period ended	#	#	#	#	($)	($)	($)	($)

Global Equity Dividend
Class A
04-30-10	543,072	30,970	(1,145,083)	(571,041)	5,378,815	313,040	(11,410,457)	(5,718,602)
10-31-09	910,513	120,461	(3,249,618)	(2,218,644)	7,243,833	996,853	(26,003,285)	(17,762,599)
Class B
04-30-10	22,089	5,677	(366,504)	(338,738)	215,812	57,263	(3,619,561)	(3,346,486)
10-31-09	78,456	30,196	(825,295)	(716,643)	634,273	249,985	(6,553,571)	(5,669,313)
Class C
04-30-10	132,891	11,166	(750,629)	(606,572)	1,321,709	112,464	(7,423,833)	(5,989,660)
10-31-09	468,872	55,436	(2,066,211)	(1,541,903)	3,852,465	458,079	(16,369,585)	(12,059,041)
Class I
04-30-10	304,469	2,260	(39,180)	267,549	3,084,634	22,878	(394,058)	2,713,454
10-31-09	97,132	5,729	(46,693)	56,168	767,296	47,693	(375,732)	439,257
Class O
04-30-10	138,221	658	(235,031)	(96,152)	1,376,287	6,638	(2,353,925)	(971,000)
10-31-09	276,310	2,762	(369,666)	(90,594)	2,213,745	22,787	(2,950,118)	(713,586)

NOTES TO FINANCIAL STATEMENTS as of April 30, 2010 (Unaudited) (continued)

NOTE 12 — CAPITAL SHARES (continued)

				Net increase
		Reinvestment		(decrease) in		Reinvestment
		of	Shares	shares		of	Shares	Net increase
Year or	Shares sold	distributions	redeemed	outstanding	Shares sold	distributions	redeemed	(decrease)
period ended	#	#	#	#	($)	($)	($)	($)

Global Equity Dividend (continued)
Class W
04-30-10	808,004	16,435	(210,305)	614,134	8,814,147	181,215	(2,290,468)	6,704,894
10-31-09	2,239,182	23,282	(189,981)	2,072,483	19,974,951	218,131	(1,849,607)	18,343,475

Global Natural Resources
Class A
04-30-10	803,966	31,815	(1,470,641)	(634,860)	6,819,156	260,562	(12,431,848)	(5,352,130)
10-31-09	1,470,178	787,696	(1,932,899)	324,975	9,701,353	4,962,490	(12,571,476)	2,092,367
Class I
04-30-10	418,951	495	(24,318)	395,128	3,725,054	4,044	(208,992)	3,520,106
10-31-09	73,310	1,015	(9,277)	65,048	461,755	6,371	(60,312)	407,814
Class W
04-30-10	10,599	96	(2,671)	8,024	112,405	986	(27,607)	85,784
10-31-09	18,740	204	(3,315)	15,629	167,106	1,612	(32,689)	136,029

Global Real Estate
Class A
04-30-10	19,050,011	2,230,918	(17,894,015)	3,386,914	279,575,003	32,820,985	(263,468,101)	48,927,887
10-31-09	35,273,811	1,466,408	(40,636,758)	(3,896,539)	408,890,679	16,720,591	(432,634,570)	(7,023,300)
Class B
04-30-10	55,549	72,338	(219,860)	(91,973)	693,426	890,078	(2,683,710)	(1,100,206)
10-31-09	166,384	49,738	(587,295)	(371,173)	1,702,193	473,970	(5,308,965)	(3,132,802)
Class C
04-30-10	2,713,558	412,238	(1,446,907)	1,678,889	35,412,848	5,363,382	(18,784,076)	21,992,154
10-31-09	2,985,466	254,710	(5,057,405)	(1,817,229)	32,724,474	2,561,518	(49,038,114)	(13,752,122)
Class I
04-30-10	27,301,278	1,699,039	(4,263,244)	24,737,073	401,755,187	25,014,316	(62,467,272)	364,302,231
10-31-09	26,525,227	902,861	(13,297,323)	14,130,765	309,867,495	10,316,518	(154,903,172)	165,280,841
Class O
04-30-10	101,344	1,497	(103,942)	(1,101)	1,499,360	22,014	(1,528,034)	(6,660)
10-31-09	165,069	1,903	(231,028)	(64,056)	1,869,772	21,409	(2,599,886)	(708,705)
Class W
04-30-10	4,228,547	453,897	(1,239,799)	3,442,645	62,310,823	6,694,878	(18,256,668)	50,749,033
10-31-09	10,717,462	273,573	(4,367,066)	6,623,969	115,194,535	3,106,650	(50,267,972)	68,033,213

Global Value Choice
Class A
04-30-10	2,997,558	19,446	(1,747,860)	1,269,144	85,780,435	545,422	(51,081,670)	35,244,187
10-31-09	6,538,227	—	(4,714,108)	1,824,119	132,608,998	—	(98,627,829)	33,981,169
Class B
04-30-10	44,181	526	(41,232)	3,475	1,334,525	15,683	(1,253,919)	96,289
10-31-09	97,118	—	(214,707)	(117,589)	2,359,749	—	(4,388,375)	(2,028,626)
Class C
04-30-10	984,547	3,072	(233,597)	754,022	26,788,287	81,317	(6,362,261)	20,507,343
10-31-09	964,841	—	(331,636)	633,205	20,983,932	—	(6,137,973)	14,845,959
Class I
04-30-10	1,657,803	3,454	(131,087)	1,530,170	48,849,357	97,710	(3,836,272)	45,110,795
10-31-09	216,033	—	(165,913)	50,120	4,623,100	—	(3,400,709)	1,222,391

NOTES TO FINANCIAL STATEMENTS as of April 30, 2010 (Unaudited) (continued)

NOTE 12 — CAPITAL SHARES (continued)

					Net increase
		Reinvestment			(decrease) in		Payments by	Reinvestment
		of	Shares	Shares	shares		affiliate	of	Shares	Shares	Net increase
Year or	Shares sold	distributions	redeemed	converted	outstanding	Shares sold	(Note 18)	distributions	redeemed	converted	(decrease)
period ended	#	#	#	#	#	($)	($)	($)	($)	($)	($)

Global Value Choice (continued)
Class Q(2)
04-30-10	94,329	141	(90,249)	(89,157)	(84,936)	164,212	—	4,706	(35,023)	(2,937,993)	(2,804,098)
10-31-09	137,594	—	(120,545)	—	17,049	3,299,839	—	—	(3,102,099)	—	197,740
Class W
04-30-10	341,563	544	(42,744)	104,290	403,653	9,996,596	—	15,268	(1,230,968)	2,937,993	11,718,889
06-01-09(1)- 10-31-09	10,629	—	(1,190)	—	9,439	292,141	—	—	(32,898)	—	259,243

Asia-Pacific Real Estate
Class A
04-30-10	172,243	4,900	(65,962)	—	111,181	943,678	—	26,469	(362,708)	—	607,439
10-31-09	70,910	1,315	(159,906)	—	(87,681)	396,983	—	6,056	(668,134)	—	(265,095)
Class B
04-30-10	—	464	(6)	—	458	—	—	2,501	(35)	—	2,466
10-31-09	647	77	(9)	—	715	3,076	—	348	(54)	—	3,370
Class C
04-30-10	71,417	2,001	(15,509)	—	57,909	374,053	—	10,775	(82,887)	—	301,941
10-31-09	114,637	237	(736,123)	—	(621,249)	593,919	—	1,091	(3,103,015)	—	(2,508,005)
Class I
04-30-10	1,019	—	(597)	—	422	5,655	—	—	(3,001)	—	2,654
10-31-09	—	—	(1)	—	(1)	—	—	—	(6)	—	(6)

Emerging Countries
Class A
04-30-10	218,524	—	(400,812)	—	(182,288)	5,653,952	—	—	(10,295,681)	—	(4,641,729)
10-31-09	511,157	94,935	(1,077,430)	—	(471,338)	10,120,722	787,440	1,498,911	(18,239,250)	—	(5,832,177)
Class B
04-30-10	6,754	—	(40,694)	—	(33,940)	172,737	—	—	(1,017,725)	—	(844,988)
10-31-09	28,193	2,330	(92,590)	—	(62,067)	568,063	52,639	36,664	(1,546,719)	—	(889,353)
Class C
04-30-10	55,713	—	(115,730)	—	(60,017)	1,341,164	—	—	(2,743,109)	—	(1,401,945)
10-31-09	118,019	10,848	(346,829)	—	(217,962)	2,032,627	189,173	160,382	(5,702,039)	—	(3,319,857)
Class I
04-30-10	1,350,353	—	(402,236)	—	948,117	35,807,376	—	—	(10,477,145)	—	25,330,231
10-31-09	717,479	46,082	(607,296)	—	156,265	12,379,748	295,440	725,836	(10,528,832)	—	2,872,192
Class Q(3)
04-30-10	32,646	—	(91,200)	(256,659)	(315,213)	859,044	—	—	(2,418,652)	(6,866,484)	(8,426,092)
10-31-09	239,986	8,656	(240,918)	—	7,724	4,724,590	75,204	141,928	(4,437,488)	—	504,234
Class W
04-30-10	21,109	—	(25,824)	254,590	249,875	577,640	—	—	(715,676)	6,866,484	6,728,448
10-31-09	3,260	56	(1,682)	—	1,634	68,462	384	928	(29,160)	—	40,614

European Real Estate
Class A
04-30-10	68,021	11,105	(398,168)	—	(319,042)	474,064	—	72,776	(2,652,911)	—	(2,106,071)
10-31-09	380,060	5,024	(42,539)	—	342,545	2,499,959	—	24,404	(231,184)	—	2,293,179
Class B
04-30-10	11,757	1,219	(1,218)	—	11,758	85,000	—	7,927	(8,068)	—	84,859
10-31-09	2,865	123	(548)	—	2,440	13,462	—	586	(2,806)	—	11,242

NOTES TO FINANCIAL STATEMENTS as of April 30, 2010 (Unaudited) (continued)

NOTE 12 — CAPITAL SHARES (continued)

					Net increase
		Reinvestment			(decrease) in		Payments by	Reinvestment
		of	Shares	Shares	shares		affiliate	of	Shares	Shares	Net increase
Year or	Shares sold	distributions	redeemed	converted	outstanding	Shares sold	(Note 18)	distributions	redeemed	converted	(decrease)
period ended	#	#	#	#	#	($)	($)	($)	($)	($)	($)

European Real Estate (continued)
Class C
04-30-10	8,352	722	(5,683)	—	3,391	57,294	—	4,696	(37,120)	—	24,870
10-31-09	1,342	420	(1,047)	—	715	8,521	—	2,002	(6,484)	—	4,039
Class I
04-30-10	9,889	—	(578)	—	9,311	65,323	—	—	(3,591)	—	61,732
10-31-09	—	—	(1)	—	(1)	—	—	—	(6)	—	(6)

Foreign
Class A
04-30-10	387,265	—	(2,503,249)	—	(2,115,984)	5,171,531	—	—	(33,911,558)	—	(28,740,027)
10-31-09	1,371,631	284,304	(7,301,637)	—	(5,645,702)	15,185,123	—	3,268,720	(78,630,589)	—	(60,176,746)
Class B
04-30-10	1,570	—	(232,551)	—	(230,981)	20,349	—	—	(2,988,693)	—	(2,968,344)
10-31-09	55,680	30,318	(630,033)	—	(544,035)	594,826	—	337,982	(6,541,059)	—	(5,608,251)
Class C
04-30-10	291,353	—	(1,651,150)	—	(1,359,797)	3,767,556	—	—	(21,231,011)	—	(17,463,455)
10-31-09	627,944	167,024	(3,714,605)	—	(2,919,637)	6,702,848	—	1,862,026	(39,092,373)	—	(30,527,499)
Class I
04-30-10	615,376	—	(2,454,654)	—	(1,839,278)	8,809,835	—	—	(34,158,122)	—	(25,348,287)
10-31-09	2,039,880	280,181	(3,037,898)	—	(717,837)	22,812,939	—	3,268,812	(32,771,577)	—	(6,689,826)
Class Q(2)
04-30-10	—	—	—	(1,775)	(1,775)	—	—	—	—	(24,700)	(24,700)
10-31-09	—	57	(3,945)	—	(3,888)	—	—	675	(41,702)	—	(41,027)
Class W
04-30-10	78,526	—	(8,306)	1,677	71,897	1,151,500	—	—	(123,595)	24,700	1,052,605
10-31-09	31,220	1,029	(15,049)	—	17,200	373,143	—	12,878	(181,480)	—	204,541

Greater China
Class A
04-30-10	401,134	30,821	(590,290)	—	(158,335)	5,880,448	—	454,584	(8,601,703)	—	(2,266,671)
10-31-09	1,620,136	123,707	(1,659,729)	—	84,114	19,265,434	—	1,239,574	(18,938,896)	—	1,566,112
Class B
04-30-10	10,741	1,443	(48,994)	—	(36,810)	156,370	—	21,161	(692,115)	—	(514,584)
10-31-09	80,471	11,348	(71,120)	—	20,699	942,985	—	113,136	(788,399)	—	267,722
Class C
04-30-10	100,846	4,161	(141,377)	—	(36,370)	1,487,386	—	61,001	(2,076,584)	—	(528,197)
10-31-09	303,440	14,271	(177,326)	—	140,385	3,924,773	—	142,714	(2,096,269)	—	1,971,218
Class I
04-30-10	113,736	937	(12,364)	—	102,309	1,706,862	—	13,770	(180,778)	—	1,539,854
10-31-09	74,850	480	(31,315)	—	44,015	1,012,075	—	4,797	(448,599)	—	568,273
Class O
04-30-10	160,355	—	(86,838)	—	73,517	2,340,942	—	—	(1,255,835)	—	1,085,107
10-31-09	270,635	—	(83,831)	—	186,804	3,346,554	—	—	(1,090,406)	—	2,256,148

Index Plus International Equity
Class A
04-30-10	90,855	19,995	(128,987)	—	(18,137)	729,442	—	158,654	(1,033,337)	—	(145,241)
10-31-09	101,065	50,580	(508,408)	—	(356,763)	656,750	42,188	316,123	(3,249,309)	—	(2,234,248)
Class B
04-30-10	1,441	1,260	(46,532)	—	(43,831)	11,833	—	10,068	(370,714)	—	(348,813)
10-31-09	13,926	3,810	(110,968)	—	(93,232)	86,071	5,630	23,930	(680,898)	—	(565,267)
Class C
04-30-10	13,256	1,572	(27,524)	—	(12,696)	106,104	—	12,475	(221,594)	—	(103,015)
10-31-09	26,669	3,268	(52,196)	—	(22,259)	162,592	6,257	20,424	(310,039)	—	(120,766)

NOTES TO FINANCIAL STATEMENTS as of April 30, 2010 (Unaudited) (continued)

NOTE 12 — CAPITAL SHARES (continued)

									Proceeds
						Net increase			from
		Shares	Reinvestment			(decrease) in		Payments by	shares
		issued in	of	Shares	Shares	shares		affiliate	issued	Reinvestment of	Shares	Shares	Net increase
Year or	Shares sold	merger	distributions	redeemed	converted	outstanding	Shares sold	(Note 18)	in merger	distributions	redeemed	converted	(decrease)
period ended	#	#	#	#	#	#	($)	($)	($)	($)	($)	($)	($)

Index Plus International Equity (continued)
Class I
04-30-10	674,851	—	129,035	(774,958)	—	28,928	5,389,840	—	—	1,023,724	(6,233,607)	—	179,957
10-31-09	1,779,458	—	437,590	(4,214,852)	—	(1,997,804)	11,549,179	239,494	—	2,730,559	(26,438,519)	—	(11,919,287)
Class O
04-30-10	278,269	—	6,267	(570,321)	—	(285,785)	2,216,167	—	—	49,354	(4,548,197)	—	(2,282,676)
10-31-09	636,241	—	33,354	(1,142,220)	—	(472,625)	3,958,056	204,241	—	206,799	(7,174,283)	—	(2,805,187)

International Capital Appreciation
Class A
04-30-10	134,856	—	—	(386,993)	—	(252,137)	1,301,247	—	—	—	(3,733,986)	—	(2,432,739)
10-31-09	102,826	2,847,730	1,714	(335,120)	—	2,617,150	880,999	—	24,468,063	12,234	(2,601,438)	—	22,759,858
Class B
04-30-10	10,691	—	—	(112,786)	—	(102,095)	105,091	—	—	—	(1,077,266)	—	(972,175)
10-31-09	48,165	463,335	252	(55,669)	—	456,083	395,179	—	3,950,116	2,182	(424,084)	—	3,923,393
Class C
04-30-10	15,872	—	—	(87,599)	—	(71,727)	150,779	—	—	—	(840,303)	—	(689,524)
10-31-09	29,940	836,791	81	(49,346)	—	817,466	253,183	—	7,160,428	703	(405,801)	—	7,008,513
Class I
04-30-10	831,413	—	—	(1,961,331)	—	(1,129,918)	8,081,990	—	—	—	(19,290,176)	—	(11,208,186)
10-31-09	1,850,459	847,064	215,139	(3,481,989)	—	(569,327)	11,581,208	—	7,244,473	1,505,866	(23,752,279)	—	(3,420,732)
Class Q(3)
04-30-10	37,938	—	—	(104,931)	(1,225,201)	(1,292,194)	364,883	—	—	—	(1,009,772)	(11,746,943)	(12,391,832)
10-31-09	20,196	1,352,395	—	(80,397)	—	1,292,194	184,872	—	11,617,182	—	(729,208)	—	11,072,846
Class W
04-30-10	122,361	—	—	(158,180)	1,225,201	1,189,382	1,180,027	—	—	—	(1,538,920)	11,746,943	11,388,050
08-07-09(1)- 10-31-09	—	—	—	—	—	—	—	—	—	—	—	—	—

International Real Estate
Class A
04-30-10	8,327,658	—	919,737	(3,431,416)	—	5,815,979	68,123,577	—	—	7,499,727	(27,828,565)	—	47,794,739
10-31-09	10,856,139	—	187,058	(10,216,094)	—	827,103	80,995,390	—	—	1,251,514	(68,335,161)	—	13,911,743
Class B
04-30-10	6,660	—	23,170	(67,134)	—	(37,304)	54,974	—	—	188,308	(545,848)	—	(302,566)
10-31-09	32,511	—	6,668	(161,717)	—	(122,538)	221,994	—	—	44,407	(1,010,676)	—	(744,275)
Class C
04-30-10	343,687	—	134,595	(420,073)	—	58,209	2,808,597	—	—	1,092,416	(3,409,412)	—	491,601
10-31-09	463,520	—	37,943	(2,688,671)	—	(2,187,208)	3,385,481	—	—	252,590	(16,625,935)	—	(12,987,864)
Class I
04-30-10	7,793,479	—	735,044	(11,666,844)	—	(3,138,321)	63,346,411	—	—	6,001,885	(93,753,205)	—	(24,404,909)
10-31-09	24,743,016	—	397,990	(21,468,261)	—	3,672,745	157,988,044	—	—	2,682,070	(146,561,555)	—	14,108,559
Class W
04-30-10	259,851	—	8,939	(69,318)	—	199,472	2,140,581	—	—	73,164	(574,473)	—	1,639,272
10-31-09	222,598	—	1,804	(22,663)	—	201,739	1,729,123	—	—	12,716	(171,266)	—	1,570,573

NOTES TO FINANCIAL STATEMENTS as of April 30, 2010 (Unaudited) (continued)

NOTE 12 — CAPITAL SHARES (continued)

					Net increase
		Reinvestment			(decrease) in		Payments by	Reinvestment
		of	Shares	Shares	shares		affiliate	of	Shares	Shares	Net increase
Year or	Shares sold	distributions	redeemed	converted	outstanding	Shares sold	(Note 18)	distributions	redeemed	converted	(decrease)
period ended	#	#	#	#	#	($)	($)	($)	($)	($)	($)

International SmallCap Multi-Manager

Class A

04-30-10	470,273	44,680	(1,795,821)	—	(1,280,868)	15,488,654	—	1,454,336	(60,403,952)	—	(43,460,962)
10-31-09	1,348,432	150,477	(2,921,857)	—	(1,422,948)	33,018,290	1,161,532	3,373,881	(69,598,429)	—	(32,044,726)

Class B

04-30-10	2,033	593	(68,707)	—	(66,081)	70,360	—	20,250	(2,382,346)	—	(2,291,736)
10-31-09	11,148	2,719	(266,483)	—	(252,616)	291,306	68,188	64,369	(6,411,677)	—	(5,987,814)

Class C

04-30-10	23,548	5,953	(113,177)	—	(83,676)	734,866	—	181,539	(3,499,746)	—	(2,583,341)
10-31-09	63,914	20,386	(405,458)	—	(321,158)	1,447,283	212,607	429,751	(8,998,765)	—	(6,909,124)

Class I

04-30-10	1,551,078	43,721	(748,053)	—	846,746	52,339,773	—	1,422,124	(24,982,250)	—	28,779,647
10-31-09	2,715,701	105,575	(3,681,362)	—	(860,086)	69,313,964	923,408	2,362,922	(88,778,751)	—	(16,178,457)

Class O

04-30-10	17,674	—	(3,922)	—	13,752	583,741	—	—	(129,946)	—	453,795
10-31-09	24,136	—	(8,794)	—	15,342	607,858	1,900	—	(242,535)	—	367,223

Class Q(2)

04-30-10	9,966	9,172	(7,889)	(910,998)	(899,749)	402,874	—	276,272	(280,396)	(31,864,997)	(31,466,247)
10-31-09	181,108	42,371	(1,079,348)	—	(855,869)	4,856,128	221,207	1,035,594	(25,746,978)	—	(19,634,049)

Class W

04-30-10	146,961	5,445	(287,899)	841,925	706,432	5,703,452	—	259,645	(11,087,494)	31,864,997	26,740,600
10-31-09	126,076	13,008	(200,286)	—	(61,202)	3,561,630	73,078	343,560	(5,206,493)	—	(1,228,225)

International Value Fund

Class A

04-30-10	4,100,510	710,866	(13,300,326)	—	(8,488,950)	47,259,388	—	8,359,125	(154,380,155)	—	(98,761,642)
10-31-09	16,601,423	13,240,763	(49,286,953)	—	(19,444,767)	155,743,430	417,878	125,310,400	(456,666,236)	—	(175,194,528)

Class B

04-30-10	21,537	9,206	(1,771,277)	—	(1,740,534)	252,668	—	106,986	(20,264,472)	—	(19,904,818)
10-31-09	136,224	1,111,861	(5,749,201)	—	(4,501,116)	1,262,493	28,612	10,444,144	(53,332,951)	—	(41,597,702)

Class C

04-30-10	139,932	173,077	(3,926,547)	—	(3,613,538)	1,589,593	—	1,980,048	(43,899,976)	—	(40,330,335)
10-31-09	1,782,967	4,284,938	(10,863,629)	—	(4,795,724)	16,368,193	154,097	39,564,402	(98,584,395)	—	(42,497,703)

Class I

04-30-10	5,925,081	725,981	(7,718,198)	—	(1,067,136)	68,039,769	—	8,507,693	(88,609,444)	—	(12,061,982)
10-31-09	21,932,485	8,057,767	(42,131,776)	—	(12,141,524)	208,458,026	345,180	75,935,416	(403,753,973)	—	(119,015,351)

Class Q(2)

04-30-10	31,392	24,859	(5,338)	(2,194,061)	(2,143,148)	360,000	—	293,336	(63,436)	(25,186,398)	(24,596,498)
10-31-09	1,206,557	178,994	(373,051)	—	1,012,500	11,058,551	9,674	1,690,451	(3,285,427)	—	9,473,249

Class W

04-30-10	43,595	4,697	(288,346)	2,198,715	1,958,661	520,583	—	53,646	(3,319,425)	25,186,398	22,441,202
07-20-09(1)- 10-31-09	288	—	—	—	288	3,000	—	—	—	—	3,000

International Value Choice

Class A

04-30-10	868,316	11,876	(529,185)	—	351,007	8,827,493	—	118,571	(5,346,927)	—	3,599,137
10-31-09	844,928	9,558	(424,179)	—	430,307	7,718,059	—	78,920	(3,560,528)	—	4,236,451

Class B

04-30-10	22,787	142	(44,794)	—	(21,865)	227,249	—	1,400	(450,011)	—	(221,362)
10-31-09	37,433	40	(83,839)	—	(46,366)	312,771	—	332	(679,570)	—	(366,467)

Class C

04-30-10	98,444	281	(38,201)	—	60,524	990,343	—	2,772	(385,458)	—	607,657
10-31-09	240,962	67	(117,188)	—	123,841	2,061,616	—	557	(940,153)	—	1,122,020

Class I

04-30-10	602,625	22,826	(609,809)	—	15,642	6,193,901	—	227,476	(6,240,504)	—	180,873
10-31-09	496,035	64,604	(2,471,198)	—	(1,910,559)	4,189,609	—	532,021	(19,412,031)	—	(14,690,401)

Class W

04-30-10	3,055	—	—	—	3,055	30,970	—	—	—	—	30,970
06-01-09(1)- 10-31-09	327	—	—	—	327	3,000	—	—	—	—	3,000

NOTES TO FINANCIAL STATEMENTS as of April 30, 2010 (Unaudited) (continued)

NOTE 12 — CAPITAL SHARES (continued)

				Net increase
		Reinvestment		(decrease) in		Reinvestment	Redemption
		of	Shares	shares		of	fee	Shares	Net increase
Year or	Shares sold	distributions	redeemed	outstanding	Shares sold	distributions	proceeds	redeemed	(decrease)
period ended	#	#	#	#	($)	($)	($)	($)	($)

Russia
Class A
04-30-10	1,337,889	—	(1,535,146)	(197,257)	45,209,168	—	169,526	(50,913,061)	(5,534,367)
10-31-09	3,136,367	3,839,001	(4,536,852)	2,438,516	64,169,973	71,291,248	262,776	(78,843,963)	56,880,034
Class I
04-30-10	227,016	—	(19,125)	207,891	7,581,214	—	—	(664,153)	6,917,061
09-30-09(1)- 10-31-09	106	—	—	106	3,000	—	—	—	3,000

Global Bond
Class A
04-30-10	7,811,995	406,257	(3,515,900)	4,702,352	93,730,436	4,864,789	—	(41,697,862)	56,897,363
10-31-09	6,373,003	163,753	(5,903,951)	632,805	74,265,421	1,865,656	—	(65,323,554)	10,807,523
Class B
04-30-10	67,720	13,147	(114,075)	(33,208)	804,475	156,613	—	(1,348,998)	(387,910)
10-31-09	174,593	9,908	(164,067)	20,434	1,952,301	111,648	—	(1,817,097)	246,852
Class C
04-30-10	2,479,149	125,858	(536,099)	2,068,908	29,599,275	1,502,654	—	(6,320,317)	24,781,612
10-31-09	2,199,636	72,957	(1,364,310)	908,283	25,493,127	823,517	—	(15,196,556)	11,120,088
Class I
04-30-10	6,153,846	578,823	(1,057,471)	5,675,198	72,610,666	6,917,239	—	(12,472,759)	67,055,146
10-31-09	11,315,341	185,482	(402,479)	11,098,344	123,295,021	2,192,977	—	(4,570,432)	120,917,566
Class O
04-30-10	147,674	22	(108,075)	39,621	1,749,420	260	—	(1,259,481)	490,199
10-31-09	307,733	7	(70,439)	237,301	3,487,641	79	—	(797,912)	2,689,808
Class W
04-30-10	490,819	13,503	(91,090)	413,232	5,791,168	158,478	—	(1,060,501)	4,889,145
06-01-09(1)- 10-31-09	130,083	372	(3,321)	127,134	1,559,868	4,415	—	(39,978)	1,524,305

Diversified International
Class A
04-30-10	1,142,082	100,614	(3,530,519)	(2,287,823)	9,969,959	873,328	—	(30,873,220)	(20,029,933)
10-31-09	2,533,302	1,998,138	(11,750,100)	(7,218,660)	17,593,370	13,047,285	—	(78,261,758)	(47,621,103)
Class B
04-30-10	16,957	2,543	(320,054)	(300,554)	147,997	22,049	—	(2,763,229)	(2,593,183)
10-31-09	174,017	252,791	(797,854)	(371,046)	1,189,186	1,650,743	—	(5,252,991)	(2,413,062)
Class C
04-30-10	264,520	5,029	(1,615,318)	(1,345,769)	2,289,749	43,547	—	(13,971,230)	(11,637,934)
10-31-09	1,304,646	901,364	(4,385,138)	(2,179,128)	8,889,191	5,877,016	—	(29,433,360)	(14,667,153)
Class I
04-30-10	916,781	3,793	(273,451)	647,123	8,188,848	32,808	—	(2,355,824)	5,865,832
10-31-09	773,346	90,151	(477,064)	386,433	5,193,236	585,985	—	(3,165,096)	2,614,125
Class O
04-30-10	122,988	—	(53,793)	69,195	1,068,577	—	—	(459,157)	609,420
10-31-09	276,907	—	(64,041)	212,866	1,938,487	—	—	(466,642)	1,471,845
Class R
04-30-10	—	143	(1,769)	(1,626)	—	1,233	—	(15,228)	(13,995)
10-31-09	30	3,254	(4,324)	(1,040)	170	21,053	—	(25,429)	(4,206)
Class W
04-30-10	72,441	2,777	(78,913)	(3,695)	632,615	23,940	—	(665,705)	(9,150)
10-31-09	178,713	16,022	(92,628)	102,107	1,283,459	103,822	—	(615,141)	772,140

(1)	Commencement of operations.

(2)	Effective November 20, 2009, Class Q shareholders of Global Value Choice, Foreign, International SmallCap Multi-Manager and International Value were converted to Class W shares of each respective Fund.

(3)	Effective March 8, 2010, Class Q shareholders of Emerging Countries and International Capital Appreciation were converted to Class W shares of each respective Fund.

NOTES TO FINANCIAL STATEMENTS as of April 30, 2010 (Unaudited) (continued)

NOTE 13 — ILLIQUID SECURITIES

Pursuant to guidelines adopted by the Funds’ Board, the following securities have been deemed to be illiquid. The Funds currently limit investments in illiquid securities to 15% of a Fund’s net assets, at market value, at time of purchase. Fair value for certain securities was determined by ING Funds Valuation Committee appointed by the Funds’ Board and in accordance with the methods specifically authorized by the Board.

			Initial			Percent
			Acquisition			of Net
Fund	Security	Shares	Date	Cost	Value	Assets

Global Equity Dividend	Bank of New York Mellon Corp. Institutional Cash Reserves, Series B	123,900	09/12/08	$123,900	$99,120	0.1%

				$123,900	$99,120	0.1%

Global Real Estate	Atrium European Real Estate Ltd.	2,447,030	08/20/09	$15,913,805	$14,530,747	0.6%
	Bank of New York Mellon Corp. Institutional Cash Reserves, Series B	2,745,317	09/12/08	2,745,317	2,196,253	0.1%
	Safestore Holdings Ltd.	4,810,468	03/09/07	15,834,838	9,946,923	0.4

				$34,493,960	$26,673,923	1.1%

Global Value Choice	Bank of New York Mellon Corp. Institutional Cash Reserves, Series B	287,772	09/12/08	$287,772	$230,218	0.1%
	Westjet Airlines Ltd.	113,926	09/23/09	1,186,950	1,534,266	0.5

				$1,474,722	$1,764,484	0.6%

Emerging Countries	Bank of New York Mellon Corp. Institutional Cash Reserves, Series B	161,615	09/12/08	$161,615	$129,292	0.1%

				$161,615	$129,292	0.1%

Foreign	Bank of New York Mellon Corp. Institutional Cash Reserves, Series B	173,707	09/12/08	$173,707	$138,966	0.1%
	Rolls-Royce Group PLC — C Shares	3,177,810	09/30/05	3,957	4,862	0.0

				$177,664	$143,828	0.1%

International Capital Appreciation	Bank of New York Mellon Corp. Institutional Cash Reserves, Series B	79,764	09/12/08	$79,764	$63,811	0.1%

				$79,764	$63,811	0.1%

International Real Estate	Atrium European Real Estate Ltd.	683,000	08/20/09	$4,323,388	$4,055,733	0.8%
	Central Pattana PCL	1,729,900	03/01/06	1,135,411	1,045,148	0.2
	LXB Retail Properties PLC	4,875,400	10/20/09	7,979,509	6,734,754	1.3
	Yatra Capital Ltd.	70,700	11/27/06	928,614	384,438	0.1

				$14,366,921	$12,220,073	2.4%

International SmallCap	Bank of New York Mellon Corp.
Multi-Manager	Institutional Cash Reserves, Series B	79,696	09/12/08	$79,696	$63,757	0.0%
	Bijou Brigitte AG	3,200	01/26/10	573,917	547,026	0.1
	Felix Resources Ltd.	17,482	01/27/10	743	1,634	0.0
	Hawesko Holding AG	18,000	02/29/08	475,161	617,546	0.1
	Newave Energy Holding SA	13,383	03/31/08	483,224	570,849	0.1
	Oridion Systems Ltd.	80,000	05/23/08	672,605	657,710	0.1
	Rosenbauer International AG	40,000	01/16/08	1,344,964	1,615,211	0.4
	SFC Smart Fuel Cell AG	78,000	04/14/09	694,948	596,829	0.1
	Star Travel Co., Ltd.	20,400	12/19/08	7,974	18,375	0.0

				$4,333,233	$4,688,937	0.9%

International Value	Bank of New York Mellon Corp. Institutional Cash Reserves, Series B	1,202,292	09/12/08	$1,202,292	$961,834	0.1%

				$1,202,292	$961,834	0.1%

NOTES TO FINANCIAL STATEMENTS as of April 30, 2010 (Unaudited) (continued)

NOTE 13 — ILLIQUID SECURITIES (continued)

			Initial			Percent
			Acquisition			of Net
Fund	Security	Shares	Date	Cost	Value	Assets

Russia	Aeroflot — Russian International Airlines	1,800,000	08/28/09	$1,874,808	$3,821,002	0.8%
	Bank of New York Mellon Corp. Institutional Cash Reserves, Series B	841,448	09/12/08	841,448	673,158	0.1
	Bank St. Petersburg BRD — Class S	1,339,000	11/02/07	6,855,497	5,158,957	1.1
	Bank St Petersburg OJSC	445,000	12/22/09	1,379,500	1,714,515	0.4
	Holding MRSK OAO	53,769,600	07/22/09	2,873,519	8,468,712	1.9
	OGK-2 OAO	99,532,300	07/22/09	2,300,466	6,123,859	1.4
	Protek	250,600	04/27/10	877,100	977,340	0.2
	RenShares Utilities Ltd.	636,687	08/26/05	752,296	1,837,509	0.4
	Sibirskiy Cement OAO	100,000	08/28/09	1,495,000	2,425,000	0.5
	VolgaTelecom	612,800	11/11/98	651,682	2,124,144	0.5
	Vsmpo-Avisma Corp.	25,750	04/06/04	2,602,273	3,448,668	0.8

				$22,503,590	$36,772,864	8.1%

NOTE 14 — REORGANIZATION

On August 8, 2009, International Capital Appreciation, as listed below (“Acquiring Fund”), acquired the assets and certain liabilities of ING International Growth Opportunities Fund, also listed below (“Acquired Fund”), in a tax-free reorganization in exchange for shares of the Acquiring Fund, pursuant to a plan of reorganization approved by the Acquired Fund’s shareholders. The number and value of shares issued by the Acquiring Fund are presented in Note 12 — Capital Shares. Net assets and unrealized appreciation as of the reorganization date were as follows:

Acquired
				Capital Loss	Acquired Fund
Acquiring	Acquired	Total Net Assets of	Total Net Assets of	Carryforwards	Unrealized	Conversion
Fund	Fund	Acquired Fund (000’s)	Acquiring Fund (000’s)	(000’s)	Appreciation (000’s)	Ratio

International Capital Appreciation	ING International Growth Opportunities Fund	$54,440	$54,174	$45,649	$894	0.8897

The net assets of International Capital Appreciation after the acquisition was $108,614,246.

NOTE 15 — CONCENTRATION OF RISKS

All mutual funds involve risk — some more than others — and there is always the chance that you could lose money or not earn as much as you hope. A Fund’s risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. For more information regarding the types of securities and investment techniques that may be used by the Funds and their corresponding risks, see each Fund’s most recent Prospectus and/or the Statement of Additional Information.

Diversified International is also affected by other kinds of risks, depending on the types of securities held or strategies used by an Underlying Fund.

Investment by Funds-of-Funds (Diversified International).  Each of the Underlying Funds’ shares may be purchased by other investment companies. In some cases, an Underlying Fund may experience large inflows or redemptions due to allocations or rebalancings. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. The Investment Adviser will monitor transactions by each Underlying Fund and will attempt to minimize any adverse effects on the Underlying Funds and the Fund as a result of these transactions. So long as an Underlying Fund accepts investments by other investment companies, it will not purchase securities of other investment companies, except to the extent permitted by the 1940 Act or under the terms of an exemptive order granted by the SEC.

Foreign Securities (All Funds).  Investments in foreign securities may entail risks not present in domestic investments. Since securities in which the Funds and Underlying Funds may invest are denominated in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds and Underlying Funds. Foreign investments may also subject the Funds and Underlying Funds to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, as well as changes vis-a-vis the U.S. dollar from movements in currency, and changes in security value and interest rate, all of

NOTES TO FINANCIAL STATEMENTS as of April 30, 2010 (Unaudited) (continued)

NOTE 15 — CONCENTRATION OF RISKS (continued)

which could affect the market and/or credit risk of the Funds’ and Underlying Funds’ investments.

Non-Diversified (Global Natural Resources, Global Real Estate, Asia-Pacific Real Estate, European Real Estate, Greater China, International Real Estate, Russia and Global Bond). Certain of the Funds and Underlying Funds are classified as non-diversified investment companies under the 1940 Act, which means that they are not limited by the 1940 Act in the proportion of assets that they may invest in the obligations of a single issuer. Declines in the value of that single company can significantly impact the value of a Fund or Underlying Fund. The investment of a large percentage of a Fund’s or Underlying Fund’s assets in the securities of a small number of issuers may cause a Fund’s share price to fluctuate more than that of a diversified investment company. Conversely, even though classified as non-diversified, a Fund or Underlying Fund may actually maintain a portfolio that is diversified with a large number of issuers. In such an event, a Fund or Underlying Fund would benefit less from appreciation in a single corporate issuer than if it had greater exposure to that issuer.

Lehman Brothers Holdings, Inc. (LBHI) and certain of its affiliates sought protection under the insolvency laws of their jurisdictions of organization, including the United States, the United Kingdom and Japan. Global Bond had outstanding securities trades with counterparties affiliated with LBHI. As a result of these events, LBHI’s affiliates were unable to fulfill their commitments and, in certain cases, Global Bond may have terminated its trades and related agreements with the relevant entities and, where appropriate, is in the process of initiating claims for damages. Management has determined that the financial impact to the Funds relating to these events is immaterial.

NOTE 16 — SECURITIES LENDING

Under an agreement with The Bank of New York Mellon (“BNY”), the Funds can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at the close of business of the Funds at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Funds on the next business day. The cash collateral received is invested in approved investments as defined in the Securities Lending Agreement with BNY (the “Agreement”). The Funds bear the risk of loss with respect to the investment of collateral. Currently, the cash collateral is invested in the Bank of New York Mellon Corp. Institutional Cash Reserves Fund (“BICR Fund”). BNY serves as investment manager, custodian and operational trustee of the BICR Fund. As of April 30, 2010, the BICR Fund held certain defaulted securities issued by Lehman Brothers Holdings, Inc. (the “Lehman Securities”) in a separate sleeve designated as Series B. The Lehman Securities have market values significantly below amortized cost. On May 22, 2009, the Funds agreed to the terms of a capital support agreement (the “Capital Support Agreement”) extended by The Bank of New York Mellon Corporation (“BNYC”), an affiliated company of BNY, for the Lehman Securities held by the BICR Fund, Series B. Under the terms of the Capital Support Agreement, BNYC will support the value of the Lehman Securities up to 80% of the par value (the remaining 20% of the par value represents an unrealized loss to the Funds) and subject, in part, to the Funds’ continued participation in the BNY securities lending program through September 15, 2011. At September 15, 2011, if the Funds have complied with the requirements under the Capital Support Agreement to continue to participate in the BNY securities lending program and if such securities have not otherwise been sold, the Funds will have the right to sell the defaulted securities to BNYC at a price equal to 80% of par value. The recorded value of each Fund’s investment in the BICR Fund includes the value of the underlying securities held by the BICR Fund and the estimated value of the support to be provided by BNYC. The investment in the BICR Fund is included in the Portfolio of Investments under Securities Lending Collateral and the unrealized loss on such investment is included in Net Unrealized Depreciation on the Statements of Assets and Liabilities.

Generally, in the event of counterparty default, the Funds have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Funds in the event the Funds are delayed or prevented from exercising their right to dispose of the collateral. Engaging in securities lending could have a

NOTES TO FINANCIAL STATEMENTS as of April 30, 2010 (Unaudited) (continued)

NOTE 16 — SECURITIES LENDING (continued)

leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund. At April 30, 2010, the following Funds had securities on loan with the following market values:

	Value of	Cash
	Securities	Collateral
	Loaned	Received*

Global Equity Dividend	$1,348,967	$1,417,400
Global Real Estate	34,077,088	35,379,069
Global Value Choice	15,369,854	16,010,478
Emerging Countries	2,975,211	3,120,585
Foreign	3,020,239	3,616,510
International Capital Appreciation	8,554,903	9,305,318
International SmallCap Multi-Manager	1,740,502	1,926,065
International Value	3,749,098	3,939,699
Russia	17,399,221	19,569,185

*	Cash collateral received was invested in the BICR Fund, the fair value of which is presented in the respective Funds’ Portfolios of Investments.

NOTE 17 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, income from passive foreign investment corporations, wash sale deferrals and the expiration of capital loss carryforwards. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

	Six Months Ended
	April 30, 2010	Year Ended October 31, 2009
	Ordinary	Ordinary	Long-Term	Return
	Income	Income	Capital Gains	of Capital

Global Equity Dividend	$1,142,934	$3,022,341	$—	$229,828
Global Natural Resources	302,907	254,842	5,303,255	—
Global Real Estate(1)	14,477,162	102,494,757	—	—
Global Value Choice	1,050,663	—	—	—
Asia-Pacific Real Estate	422,842	77,255	—	—
Emerging Countries	—	2,865,899	—	—
European Real Estate	376,076	184,852	—	—
Foreign	—	11,395,047	—	—
Greater China	675,383	96,917	1,915,018	—
Index Plus International Equity	2,113,264	4,688,144	—	—
International Capital Appreciation	—	1,501,867	—	36,098
International Real Estate	36,860,440	11,137,666	—	—
International SmallCap Multi-Manager	5,651,225	11,110,977	—	—
International Value	26,116,194	96,517,633	257,239,139	—
International Value Choice	364,324	620,515	—	—
Russia	—	—	82,435,965	—
Global Bond	16,268,086	6,115,579	—	—
Diversified International	1,221,231	27,653,940	—	—

(1)	Composition of dividends and distributions presented herein is based on the Fund’s current tax period (four months ended April 30, 2010) and tax year ended December 31, 2009. Composition of current period amounts may change after the Fund’s tax year-end of December 31, 2010.

NOTES TO FINANCIAL STATEMENTS as of April 30, 2010 (Unaudited) (continued)

NOTE 17 — FEDERAL INCOME TAXES (continued)

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of October 31, 2009 were:

	Undistributed	Unrealized	Post-October	Post-October
	Ordinary	Appreciation/	Capital Loss	Currency Loss	Capital Loss	Expiration
	Income	(Depreciation)	Deferred	Deferred	Carryforwards	Dates

Global Equity Dividend	$—	$(2,543,220)	$—	$—	$(24,895,240)	2016
					(71,676,150)	2017

					$(96,571,390)

Global Natural Resources	94,433	3,036,634	—	—	(22,589,197)	2017
Global Real Estate(1)	3,670,004	26,555,503	(8,926,950)	(57,546)	(164,232,218)	2016
					(416,047,943)	2017

					$(580,280,161)

Global Value Choice	1,050,362	20,538,634	—	—	(81,779,077)	2010
					(6,183,953)	2011
					(7,949,386)	2017

					$(95,912,416)

Asia-Pacific Real Estate	337,822	(641,115)	—	—	(1,331,831)	2016
					(3,292,541)	2017

					$(4,624,372)

Emerging Countries	—	22,532,186	—	—	(53,090,356)	2016
					(41,200,730)	2017

					$(94,291,086)

European Real Estate	288,525	(489,318)	—	—	(872,339)	2016
					(797,828)	2017

					$(1,670,167)

Foreign	—	35,974,205	—	—	(73,349,517)	2016
					(80,200,325)	2017

					$(153,549,842)

Greater China	675,252	5,289,449	—	—	(5,201,600)	2017
Index Plus International Equity	1,980,510	1,437,554	—	—	(37,732,800)	2016
					(46,665,971)	2017

					$(84,398,771)

International Capital Appreciation	—	3,455,941	—	—	(4,921,856)	2015
					(46,983,912)	2016
					(14,842,759)	2017

					$(66,748,527)*

International Real Estate	31,510,476	(52,554,571)	—	—	(26,312)	2014
					(2,556,095)	2015
					(67,952,089)	2016
					(155,633,473)	2017

					$(226,167,969)

NOTES TO FINANCIAL STATEMENTS as of April 30, 2010 (Unaudited) (continued)

NOTE 17 — FEDERAL INCOME TAXES (continued)

	Undistributed	Unrealized	Post-October	Post-October
	Ordinary	Appreciation/	Capital Loss	Currency Loss	Capital Loss	Expiration
	Income	(Depreciation)	Deferred	Deferred	Carryforwards	Dates

International SmallCap Multi-Manager	5,650,507	18,384,209	—	—	(153,088,443)	2016
					(202,601,991)	2017

					$(355,690,434)

International Value	26,116,366	(140,589,828)	—	—	(810,375,946)	2017
International Value Choice	314,319	(3,448,641)	—	—	(104,782)	2016
					(14,657,112)	2017

					$(14,761,894)

Russia	—	(15,763,775)	—	—	(70,982,152)	2017
Global Bond	8,319,175	20,754,518	—	—	—
Diversified International	—	(55,187,905)	—	—	(28,060,058)	2016
					(93,445,922)	2017

					$(121,505,980)

(1)	As of the Fund’s tax year ended December 31, 2009.

*	Utilization of these capital losses is subject to annual limitations under Section 382 of the Internal Revenue Code.

The Funds’ major tax jurisdictions are federal and Arizona. The earliest tax year that remains subject to examination by these jurisdictions is 2004.

As of April 30, 2010, no provisions for income tax would be required in the Funds’ financial statements as a result of tax positions taken on federal income tax returns for open tax years. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

NOTE 18 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS

As discussed in earlier supplements that were previously filed with the SEC, ING agreed with the Funds to indemnify and hold harmless the Funds from all damages resulting from wrongful conduct by ING or its employees or from ING’s internal investigation, any investigations conducted by any governmental or self-regulatory agencies, litigation or other formal proceedings, including any proceedings by the U.S. Securities and Exchange Commission in connection with investigations related to mutual funds and variable insurance products. On December 17, 2008, ING settled its indemnification commitments by making payments to the affected Funds. In connection with the settlement, ING paid:

Emerging Countries	$1,400,280
Index Plus International Equity	$497,810
International SmallCap Multi-Manager	$2,661,920
International Value	$955,441

NOTE 19 — SUBSEQUENT EVENTS

Subsequent to April 30, 2010, the following Fund paid dividends from net investment income:

	Per Share	Payable	Record
	Amount	Date	Date

Global Bond
Class A	$0.0348	May 4, 2010	April 30, 2010
Class B	$0.0276	May 4, 2010	April 30, 2010
Class C	$0.0276	May 4, 2010	April 30, 2010
Class I	$0.0379	May 4, 2010	April 30, 2010
Class O	$0.0347	May 4, 2010	April 30, 2010
Class W	$0.0371	May 4, 2010	April 30, 2010
Class A	$0.0287	June 2, 2010	May 28, 2010
Class B	$0.0214	June 2, 2010	May 28, 2010
Class C	$0.0215	June 2, 2010	May 28, 2010
Class I	$0.0322	June 2, 2010	May 28, 2010
Class O	$0.0288	June 2, 2010	May 28, 2010
Class W	$0.0313	June 2, 2010	May 28, 2010

On March 25, 2010, the Board approved changing the name and sub-adviser for Foreign. Subject to shareholder approval, effective on or about June 30, 2010, Foreign will be renamed ING Global Opportunities Fund and will be sub-advised by ING Investment Management Advisors B.V.

NOTES TO FINANCIAL STATEMENTS as of April 30, 2010 (Unaudited) (continued)

NOTE 19 — SUBSEQUENT EVENTS (continued)

On May 27, 2010, the Board approved changing the sub-adviser of Index Plus International Equity. Effective June 30, 2010, ING IM will begin managing the Fund pursuant to an interim sub-advisory agreement until a shareholder meeting is held on or about September 28, 2010 to approve the change.

The Funds have evaluated events occurring after the Statements of Assets and Liabilities date (subsequent events) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

PORTFOLIO OF INVESTMENTS
ING Global Equity Dividend Fund
as of April 30, 2010 (Unaudited)

Shares			Value

COMMON STOCK: 91.8%

		Australia: 5.2%
65,062		Australia & New Zealand Banking Group Ltd.	$1,441,076
280,526		Foster’s Group Ltd.	1,405,772
301,820		Insurance Australia Group	1,061,301
232,504		Macquarie Airports Management Ltd.	666,489
510,178		Telstra Corp. Ltd.	1,494,766
48,258		Wesfarmers Ltd.	1,293,667

			7,363,071

		Brazil: 0.4%
40,086		Tele Norte Leste Participacoes SA ADR	595,678

			595,678

		Canada: 1.7%
30,496		Enerplus Resources Fund	742,578
48,339	L	TransCanada Corp.	1,705,523

			2,448,101

		Finland: 0.8%
93,801	@	Nokia OYJ	1,146,768

			1,146,768

		France: 7.0%
29,664		Carrefour S.A.	1,453,946
37,744		Gaz de France	1,342,309
19,140		Lafarge S.A.	1,387,694
17,803	@	Sanofi-Aventis	1,214,496
24,716		Total S.A.	1,344,733
24,265		Vinci S.A.	1,352,177
72,580		Vivendi	1,903,953

			9,999,308

		Germany: 4.5%
12,401		Allianz AG	1,421,715
14,847		Deutsche Boerse AG	1,152,610
40,259		E.ON AG	1,484,664
9,265		Muenchener Rueckversicherungs AG	1,305,752
10,726		Siemens AG	1,057,866

			6,422,607

		Hong Kong: 0.9%
27,826		China Mobile Ltd. ADR	1,360,691

			1,360,691

		Ireland: 0.6%
29,577		CRH PLC	842,712

			842,712

		Italy: 2.6%
53,462		Banche Popolari Unite Scpa	662,064
91,387		ENI S.p.A.	2,042,440
287,055	@	Intesa Sanpaolo S.p.A.	946,110

			3,650,614

		Japan: 9.2%
15,100		Canon, Inc.	690,724
273,000		Mitsubishi UFJ Financial Group, Inc.	1,422,612
676,100		Mizuho Financial Group, Inc.	1,301,849
6,400		Nintendo Co., Ltd.	2,149,936
972		NTT DoCoMo, Inc.	1,512,230
40,600		Seven & I Holdings Co., Ltd.	1,038,186
63,200		Shiseido Co., Ltd.	1,324,889
61,300		Sumitomo Mitsui Financial Group, Inc.	2,027,304
23,500		Takeda Pharmaceutical Co., Ltd.	1,008,981
19,000		Trend Micro, Inc.	644,543

			13,121,254

		Netherlands: 1.6%
70,834		Royal Dutch Shell PLC	2,222,632

			2,222,632

		Norway: 0.5%
83,221		Orkla ASA	701,193

			701,193

		Singapore: 0.8%
104,500		DBS Group Holdings Ltd.	1,150,649

			1,150,649

		Spain: 1.6%
76,991		Banco Bilbao Vizcaya Argentaria S.A.	1,012,601
59,690		Telefonica S.A.	1,351,098

			2,363,699

		Sweden: 1.1%
132,464		Telefonaktiebolaget LM Ericsson	1,528,705

			1,528,705

		Switzerland: 2.0%
9,370		Alcon, Inc.	1,460,408
29,161		Credit Suisse Group	1,338,425

			2,798,833

		Taiwan: 1.0%
141,781		Taiwan Semiconductor Manufacturing Co., Ltd. ADR	1,501,461

			1,501,461

		United Kingdom: 8.9%
30,567		AstraZeneca PLC	1,350,660
166,409		Balfour Beatty PLC	704,352
233,232		BP PLC	2,034,235
69,620		GlaxoSmithKline PLC	1,292,220
132,264		HSBC Holdings PLC	1,346,773
183,852		Reed Elsevier PLC	1,439,368
86,743		Scottish & Southern Energy PLC	1,438,541
279,653		Thomas Cook Group PLC	1,060,865
162,768		United Utilities Group PLC	1,331,982
323,879		Vodafone Group PLC	717,671

			12,716,667

		United States: 41.4%
26,467		Abbott Laboratories	1,354,052
36,560		AGL Resources, Inc.	1,444,486
19,079		Air Products & Chemicals, Inc.	1,464,886
53,783		Altria Group, Inc.	1,139,662
40,380		American Electric Power Co., Inc.	1,385,034
54,383		Arthur J. Gallagher & Co.	1,428,641
84,045		AT&T, Inc.	2,190,213
17,852		Automatic Data Processing, Inc.	774,063
15,492		Baxter International, Inc.	731,532
54,125		Bristol-Myers Squibb Co.	1,368,821
20,157		Campbell Soup Co.	722,830
26,497		Chevron Corp.	2,157,916
25,819		Coca-Cola Co.	1,380,026
31,708		Consolidated Edison, Inc.	1,433,202
12,260		Cullen/Frost Bankers, Inc.	727,754
35,970		EI Du Pont de Nemours & Co.	1,433,045
21,604		Emerson Electric Co.	1,128,377
37,169		Exelon Corp.	1,620,197
21,564		ExxonMobil Corp.	1,463,117
26,853		Flowers Foods, Inc.	707,845
57,774		General Electric Co.	1,089,618
61,847		H&R Block, Inc.	1,132,419
39,940		Honeywell International, Inc.	1,895,952
60,695		Intel Corp.	1,385,667
22,623		Johnson & Johnson	1,454,659
28,997		Kimberly-Clark Corp.	1,776,356
11,377	@	Kinder Morgan Energy Partners LP	767,834

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Global Equity Dividend Fund
as of April 30, 2010 (Unaudited) (continued)

Shares				Value

		United States (continued)
58,153		Kraft Foods, Inc.		$1,721,329
35,010		Linear Technology Corp.		1,052,401
8,935		Lorillard, Inc.		700,236
27,008		McDonald’s Corp.		1,906,495
40,852		Merck & Co., Inc.		1,431,454
24,173		Nucor Corp.		1,095,520
37,011		NYSE Euronext		1,207,669
125,356		Pfizer, Inc.		2,095,952
27,099		Philip Morris International, Inc.		1,330,019
89,418		Pitney Bowes, Inc.		2,271,213
16,302		Procter & Gamble Co.		1,013,332
27,212		Reynolds American, Inc.		1,453,665
76,602		Sara Lee Corp.		1,089,280
16,670		Snap-On, Inc.		803,161
54,602		Southern Co.		1,887,045
47,170		Spectra Energy Corp.		1,100,948
26,295		Travelers Cos., Inc.		1,334,208

				59,052,131

		Total Common Stock (Cost $121,686,577)		130,986,774

REAL ESTATE INVESTMENT TRUSTS: 2.0%

		Australia: 0.5%
64,981		Westfield Group		767,517

				767,517

		Netherlands: 0.5%
11,288		Corio NV		653,041

				653,041

		United Kingdom: 0.5%
65,293		Land Securities Group PLC		652,963

				652,963

		United States: 0.5%
15,809		Rayonier, Inc.		774,325

				774,325

		Total Real Estate Investment Trusts (Cost $3,329,103)		2,847,846

PREFERRED STOCK: 1.0%

		Germany: 1.0%
15,103		Volkswagen AG		1,459,149

		Total Preferred Stock (Cost $1,338,832)		1,459,149

		Total Long-Term Investments (Cost $126,354,512)		135,293,769

SHORT-TERM INVESTMENTS: 1.0%

		Securities Lending CollateralCC: 1.0%
1,293,500		Bank of New York Mellon Corp. Institutional Cash Reserves, Series A(1)		1,293,500
123,900	I	Bank of New York Mellon Corp. Institutional Cash Reserves, Series B(1)(2)		99,120

		Total Short-Term Investments (Cost $1,417,400)		1,392,620

	Total Investments in Securities
		(Cost $127,771,912)*	95.8%	$136,686,389
		Other Assets and Liabilities - Net	4.2	5,992,469

		Net Assets	100.0%	$142,678,858

@	Non-income producing security
ADR	American Depositary Receipt
cc	Securities purchased with cash collateral for securities loaned.
(1)	Collateral received from brokers for securities lending was invested in these short-term investments.
(2)	On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers defaulted debt obligations. The Fund’s position in Series B is being fair valued daily. Please see the accompanying Notes to Financial Statements for additional details on securities lending.
I	Illiquid security
L	Loaned security, a portion or all of the security is on loan at April 30, 2010.

*	Cost for federal income tax purposes is $133,772,769.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$14,622,654
Gross Unrealized Depreciation	(11,709,034)

Net Unrealized Appreciation	$2,913,620

Percentage of
Industry	Net Assets

Agriculture	3.2%
Auto Manufacturers	1.0
Banks	9.4
Beverages	2.0
Building Materials	1.6
Chemicals	2.0
Commercial Services	1.3
Cosmetics/Personal Care	1.6
Diversified	0.9
Diversified Financial Services	1.7
Electric	7.4
Electrical Components & Equipment	0.8
Engineering & Construction	1.9
Food	4.5
Forest Products & Paper	0.6
Gas	1.0
Hand/Machine Tools	0.6
Healthcare — Products	2.6
Household Products/Wares	1.2
Insurance	4.6
Internet	0.5
Iron/Steel	0.8
Leisure Time	0.7
Media	2.3
Miscellaneous Manufacturing	2.8
Office/Business Equipment	2.1
Oil & Gas	8.4
Pharmaceuticals	7.8
Pipelines	2.5
Retail	3.0
Semiconductors	2.8
Shopping Centers	0.5
Telecommunications	8.3
Toys/Games/Hobbies	1.5
Water	0.9
Short-Term Investments	1.0
Other Assets and Liabilities — Net	4.2

Net Assets	100.0%

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Global Equity Dividend Fund
as of April 30, 2010 (Unaudited) (continued)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of April 30, 2010 in valuing the Fund’s assets and liabilities:

	Quoted Prices	Significant
	in Active Markets	Other	Significant
	for Identical	Observable	Unobservable	Fair Value
	Investments	Inputs#	Inputs	at
	(Level 1)	(Level 2)	(Level 3)	4/30/2010

Asset Table
Investments, at value
Common Stock
Australia	$—	$7,363,071	$—	$7,363,071
Brazil	595,678	—	—	595,678
Canada	2,448,101	—	—	2,448,101
Finland	—	1,146,768	—	1,146,768
France	—	9,999,308	—	9,999,308
Germany	—	6,422,607	—	6,422,607
Hong Kong	1,360,691	—	—	1,360,691
Ireland	—	842,712	—	842,712
Italy	—	3,650,614	—	3,650,614
Japan	—	13,121,254	—	13,121,254
Netherlands	—	2,222,632	—	2,222,632
Norway	—	701,193	—	701,193
Singapore	—	1,150,649	—	1,150,649
Spain	—	2,363,699	—	2,363,699
Sweden	—	1,528,705	—	1,528,705
Switzerland	1,460,408	1,338,425	—	2,798,833
Taiwan	1,501,461	—	—	1,501,461
United Kingdom	1,346,773	11,369,894	—	12,716,667
United States	59,052,131	—	—	59,052,131

Total Common Stock	67,765,243	63,221,531	—	130,986,774

Real Estate Investment Trusts	774,325	2,073,521	—	2,847,846
Preferred Stock	—	1,459,149	—	1,459,149
Short-Term Investments	1,293,500	—	99,120	1,392,620

Total Investments, at value	$69,833,068	$66,754,201	$99,120	$136,686,389

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund’s assets and liabilities during the period ended April 30, 2010:

	Beginning			Accrued	Total	Total Unrealized	Transfers	Transfers	Ending
	Balance			Discounts/	Realized	Appreciation/	Into	Out of	Balance
	10/31/2009	Purchases	Sales	(Premiums)	Gain/(Loss)	(Depreciation)	Level 3	Level 3	4/30/2010

Asset Table
Investments, at value
Short-Term Investments	$—	$—	$—	$—	$—	$—	$99,120	$—	$99,120

Total Investments, at value	$—	$—	$—	$—	$—	$—	$99,120	$—	$99,120

As of April 30, 2010, total change in unrealized gain (loss) on Level 3 securities still held at period end and included in the change in net assets was $0.

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

Transfers in or out of Level 3 represents either the beginning value (for transfers in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Global Natural Resources Fund
as of April 30, 2010 (Unaudited)

Shares			Value

COMMON STOCK: 97.8%

		Australia: 1.3%
290,321	@	Australian Worldwide Exploration Ltd.	$656,125
183,367	@	Fortescue Metals Group Ltd.	763,107

			1,419,232

		Bahamas: 0.6%
26,800		Teekay Shipping Corp.	671,340

			671,340

		Canada: 24.4%
80,449		Barrick Gold Corp.	3,503,554
56,387		Canadian Natural Resources Ltd.	4,338,416
81,800	@	Centerra Gold, Inc.	918,821
17,400	@	Domtar Corp.	1,232,616
97,007		EnCana Corp.	3,208,021
43,308		GoldCorp, Inc.	1,872,205
94,738	@	Kinross Gold Corp.	1,797,180
168,500	@	Lundin Mining Corp.	794,561
109,317		Nexen, Inc.	2,654,217
136,565		Suncor Energy, Inc.	4,666,426
49,429	@	Teck Cominco Ltd. — Class B	1,938,605

			26,924,622

		China: 0.9%
1,241,334		China Petroleum & Chemical Corp.	995,300

			995,300

		Japan: 0.9%
139		Inpex Holdings, Inc.	978,159

			978,159

		Netherlands: 2.4%
41,973		Royal Dutch Shell PLC ADR — Class A	2,633,806

			2,633,806

		Russia: 2.3%
21,597	@	Lukoil-Spon ADR	1,239,668
57,556		OAO Gazprom ADR	1,336,450

			2,576,118

		Thailand: 0.7%
546,000		Thai Oil PCL	781,209

			781,209

		United Kingdom: 3.7%
82,326	@	Anglo American PLC ADR	1,732,962
39,944	@	Dana Petroleum PLC	736,566
31,260		Rio Tinto PLC ADR	1,589,884

			4,059,412

		United States: 60.6%
40,029	@	Alpha Natural Resources, Inc.	1,884,565
41,987		Apache Corp.	4,272,597
71,809		Arch Coal, Inc.	1,938,843
16,100		Baker Hughes, Inc.	801,136
23,300	@	Bill Barrett Corp.	794,064
81,708	@	Cal Dive International, Inc.	536,004
15,213	@	Cameron International Corp.	600,305
58,167		Chevron Corp.	4,737,120
43,700	@	Coeur d’Alene Mines Corp.	783,104
33,900	@	Complete Production Services, Inc.	511,551
126,216		ConocoPhillips	7,470,726
9,000	@	Contango Oil & Gas Co.	494,100
69,200	@	Denbury Resources, Inc.	1,325,180
32,887		Devon Energy Corp.	2,214,282
33,865		Ensco International PLC ADR	1,597,751
107,901		ExxonMobil Corp.	7,321,083
23,932		Freeport-McMoRan Copper & Gold, Inc.	1,807,584
46,328		Halliburton Co.	1,419,953
28,400	@	Helix Energy Solutions Group, Inc.	414,072
43,200		Hess Corp.	2,745,360
81,070		International Paper Co.	2,167,812
9,500		Kaiser Aluminum Corp.	381,805
18,100	@	McMoRan Exploration Co.	216,114
33,400		Murphy Oil Corp.	2,009,010
70,578		National Oilwell Varco, Inc.	3,107,549
53,034		Peabody Energy Corp.	2,477,748
25,300		Penn Virginia Corp.	645,403
85,891		Schlumberger Ltd.	6,134,335
52,677		Smith International, Inc.	2,515,854
7,058	@	Transocean Ltd.	511,352
17,344		United States Steel Corp.	948,023
46,130		XTO Energy, Inc.	2,192,098

			66,976,483

		Total Common Stock (Cost $92,962,634)	108,015,681

SHORT-TERM INVESTMENTS: 1.1%

		Affiliated Mutual Fund: 1.1%
1,276,000		ING Institutional Prime Money Market Fund — Class I	1,276,000

		Total Short-Term Investments (Cost $1,276,000)	1,276,000

	Total Investments in Securities
	(Cost $94,238,634)*	98.9%	$109,291,681
	Other Assets and Liabilities - Net	1.1	1,179,762

	Net Assets	100.0%	$110,471,443

@	Non-income producing security
ADR	American Depositary Receipt

*	Cost for federal income tax purposes is $98,183,556.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$17,398,037
Gross Unrealized Depreciation	(6,289,912)

Net Unrealized Appreciation	$11,108,125

Percentage of
Industry	Net Assets

Coal	5.7%
Forest Products & Paper	3.1
Iron/Steel	1.6
Mining	15.5
Oil & Gas	56.8
Oil & Gas Services	14.5
Transportation	0.6
Short-Term Investments	1.1
Other Assets and Liabilities — Net	1.1

Net Assets	100.0%

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Global Natural Resources Fund
as of April 30, 2010 (Unaudited) (continued)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of April 30, 2010 in valuing the Fund’s assets and liabilities:

	Quoted Prices	Significant
	in Active Markets	Other	Significant
	for Identical	Observable	Unobservable	Fair Value
	Investments	Inputs#	Inputs	at
	(Level 1)	(Level 2)	(Level 3)	4/30/2010

Asset Table
Investments, at value
Common Stock
Australia	$—	$1,419,232	$—	$1,419,232
Bahamas	671,340	—	—	671,340
Canada	26,924,622	—	—	26,924,622
China	—	995,300	—	995,300
Japan	—	978,159	—	978,159
Netherlands	2,633,806	—	—	2,633,806
Russia	2,576,118	—	—	2,576,118
Thailand	—	781,209	—	781,209
United Kingdom	1,589,884	2,469,528	—	4,059,412
United States	66,976,483	—	—	66,976,483

Total Common Stock	101,372,253	6,643,428	—	108,015,681

Short-Term Investments	1,276,000	—	—	1,276,000

Total Investments, at value	$102,648,253	$6,643,428	$—	$109,291,681

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Global Real Estate Fund
as of April 30, 2010 (Unaudited)

Shares			Value

COMMON STOCK: 33.6%

		Australia: 0.6%
1,948,610		Lend Lease Corp. Ltd.	$15,337,407

			15,337,407

		Canada: 0.7%
1,020,000		Brookfield Properties Co.	16,299,600

			16,299,600

		Hong Kong: 14.1%
5,478,157		Cheung Kong Holdings Ltd.	67,555,820
1,649,500		Great Eagle Holding Co.	4,615,925
3,316,800		Hang Lung Group Ltd.	16,203,491
5,019,300		Hang Lung Properties Ltd.	18,055,810
1,436,500		Henderson Land Development Co., Ltd.	9,054,080
5,774,500		Hongkong Land Holdings Ltd.	30,547,001
1,164,800		Hysan Development Co., Ltd.	3,417,457
4,037,600		Kerry Properties Ltd.	18,625,172
9,508,600		Sun Hung Kai Properties Ltd.	131,827,682
4,464,675		Wharf Holdings Ltd.	24,146,351

			324,048,789

		Japan: 11.5%
175,000		Daito Trust Construction Co., Ltd.	9,328,648
1,701,100		Daiwa House Industry Co., Ltd.	18,303,352
5,292,300		Mitsubishi Estate Co., Ltd.	95,406,871
4,824,400		Mitsui Fudosan Co., Ltd.	89,344,370
2,550,300		Sumitomo Realty & Development Co., Ltd.	52,329,427

			264,712,668

		Norway: 0.9%
10,195,300	@,L	Norwegian Property ASA	20,174,418

			20,174,418

		Singapore: 0.9%
5,096,900		CapitaLand Ltd.	13,767,871
833,000		City Developments Ltd.	6,399,565

			20,167,436

		Sweden: 0.9%
1,022,320		Castellum AB	9,254,942
718,320		Fabege AB	4,460,333
1,044,970		Hufvudstaden AB	7,971,879

			21,687,154

		Switzerland: 0.5%
182,190	@	Swiss Prime Site AG	10,773,523

			10,773,523

		United Kingdom: 1.5%
2,447,030	I	Atrium European Real Estate Ltd.	14,530,747
2,751,710		Grainger PLC	5,839,851
924,877		Helical Bar PLC	4,736,771
4,810,468	I	Safestore Holdings Ltd.	9,946,923

			35,054,292

		United States: 2.0%
365,800	@,L	Hyatt Hotels Corp.	15,059,986
572,800		Starwood Hotels & Resorts Worldwide, Inc.	31,223,328

			46,283,314

		Total Common Stock (Cost $688,737,675)	774,538,601

REAL ESTATE INVESTMENT TRUSTS: 61.7%

		Australia: 8.4%
4,621,500		CFS Retail Property Trust	8,149,176
36,914,445		Dexus Property Group	27,378,848
36,207,100		GPT Group	19,346,692
62,913,486		Macquarie Goodman Group	40,899,092
11,203,386		Mirvac Group	14,376,561
5,962,320		Stockland	21,734,367
5,151,524		Westfield Group	60,846,766

			192,731,502

		Canada: 1.7%
436,300		Calloway Real Estate Investment Trust	9,213,069
166,800		Canadian Real Estate Investment Trust	4,704,489
407,300		Primaris Retail Real Estate	6,728,189
983,400		RioCan Real Estate Investment Trust	18,781,217

			39,426,964

		France: 3.9%
885,272	L	Klepierre	30,506,843
337,912		Mercialys	11,342,051
55,220		Societe Immobiliere de Location pour l’Industrie et le Commerce	6,505,641
214,466		Unibail	40,534,199

			88,888,734

		Hong Kong: 0.6%
5,367,300		Link Real Estate Investment Trust	13,167,397

			13,167,397

		Japan: 3.3%
1,449		Frontier Real Estate Investment Corp.	11,151,001
1,173		Japan Logistics Fund, Inc.	9,381,791
1,755		Japan Real Estate Investment Corp.	14,636,163
5,384		Japan Retail Fund Investment Corp.	7,246,295
2,926		Kenedix Realty Investment Corp.	9,605,141
860		Nippon Accommodations Fund, Inc.	4,492,977
2,081		Orix JREIT, Inc.	10,182,104
1,565		United Urban Investment Corp.	10,181,328

			76,876,800

		Netherlands: 0.7%
259,954		Corio NV	15,039,030

			15,039,030

		Singapore: 1.9%
13,723,766		Ascendas Real Estate Investment Trust	19,160,292
7,768,000	L	CapitaCommercial Trust	6,793,256
7,377,301		CapitaMall Trust	10,405,925
3,797,000		Frasers Centrepoint Trust	3,700,904
3,048,700		Suntec Real Estate Investment Trust	3,068,234

			43,128,611

		United Kingdom: 5.2%
3,613,974		British Land Co. PLC	25,664,081
916,410		Derwent Valley Holdings PLC	20,195,027
2,273,080		Great Portland Estates PLC	10,881,204
1,440,826		Hammerson PLC	8,410,763

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Global Real Estate Fund
as of April 30, 2010 (Unaudited) (continued)

Shares			Value

		United Kingdom (continued)
4,708,834		Land Securities Group PLC	$47,090,725
1,818,657		Segro PLC	8,584,619

			120,826,419

		United States: 36.0%
356,361		Acadia Realty Trust	6,799,368
248,900	L	Alexandria Real Estate Equities, Inc.	17,624,609
783,400		AMB Property Corp.	21,825,524
790,100	L	Apartment Investment & Management Co.	17,706,141
371,471		AvalonBay Communities, Inc.	38,647,843
164,000		Boston Properties, Inc.	12,933,040
535,500	L	BRE Properties, Inc.	22,362,480
343,500	L	Camden Property Trust	16,635,705
1,008,000	L	Developers Diversified Realty Corp.	12,388,320
272,610	L	Digital Realty Trust, Inc.	16,002,207
1,221,300		Duke Realty Corp.	16,524,189
1,362,900		Equity Residential	61,698,483
372,200	L	Extra Space Storage, Inc.	5,590,444
291,100		Federal Realty Investment Trust	22,528,229
683,400		Highwoods Properties, Inc.	21,848,298
3,160,854		Host Hotels & Resorts, Inc.	51,395,486
973,275	L	Liberty Property Trust	32,906,428
1,480,122		Macerich Co.	66,176,254
850,000	L	Nationwide Health Properties, Inc.	29,767,000
118,400	@	Pebblebrook Hotel Trust	2,332,480
3,241,700	L	Prologis	42,693,189
162,354	L	Public Storage, Inc.	15,733,726
513,700	L	Regency Centers Corp.	21,087,385
741,569		Simon Property Group, Inc.	66,014,472
366,800		SL Green Realty Corp.	22,803,956
407,900		Tanger Factory Outlet Centers, Inc.	16,968,640
416,700	L	Taubman Centers, Inc.	18,072,279
1,428,709	L	UDR, Inc.	29,017,080
683,100		Ventas, Inc.	32,262,813
855,320	L	Vornado Realty Trust	71,308,028

			829,654,096

		Total Real Estate Investment Trusts (Cost $1,115,752,004)	1,419,739,553

MUTUAL FUNDS: 1.0%

		Australia: 0.9%
35,981,900	**	ING Office Fund	20,194,218

			20,194,218

		Luxembourg: 0.1%
269,354	@	Prologis European Properties	1,702,510

			1,702,510

		Total Mutual Funds (Cost $21,153,076)	21,896,728

WARRANTS: 0.0%

		Hong Kong: 0.0%
642,560		Henderson Land Development Co., Ltd.	222,572

		Total Warrants (Cost $—)	222,572

		Total Long-Term Investments (Cost $1,825,609,767)	2,216,397,454

SHORT-TERM INVESTMENTS: 4.7%

		Affiliated Mutual Fund: 3.2%
73,754,366		ING Institutional Prime Money Market Fund — Class I	73,754,366

		Total Mutual Fund (Cost $73,754,366)	73,754,366

		Securities Lending CollateralCC: 1.5%
32,633,752		Bank of New York Mellon Corp. Institutional Cash Reserves, Series A(1)	32,633,752
2,745,317	I	Bank of New York Mellon Corp. Institutional Cash Reserves, Series B(1)(2)	2,196,253

		Total Securities Lending Collateral (Cost $35,379,069)	34,830,005

		Total Short-Term Investments (Cost $109,133,435)	108,584,371

	Total Investments in Securities
	(Cost $1,934,776,190)*	101.0%	$2,324,981,825
	Other Assets and Liabilities - Net	(1.0)	(22,921,215)

	Net Assets	100.0%	$2,302,060,610

@	Non-income producing security
cc	Securities purchased with cash collateral for securities loaned.
(1)	Collateral received from brokers for securities lending was invested in these short-term investments.
(2)	On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B)
to hold certain Lehman Brothers defaulted debt obligations. The Fund’s position in Series B is being fair valued daily. Please see the accompanying Notes to Financial Statements for additional details on securities lending.
I	Illiquid security
L	Loaned security, a portion or all of the security is on loan at April 30, 2010.
**	Investment in affiliate

*	Cost for federal income tax purposes is $2,178,897,034.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$402,588,611
Gross Unrealized Depreciation	(256,503,820)

Net Unrealized Appreciation	$146,084,791

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Global Real Estate Fund
as of April 30, 2010 (Unaudited) (continued)

Percentage of
Industry	Net Assets

Apartments	8.3%
Closed-End Funds	0.1
Diversified	22.7
Health Care	2.7
Holding Companies — Diversified	1.0
Home Builders	0.8
Hotels	2.3
Lodging	2.3
Office Property	5.1
Open-End Funds	0.9
Real Estate	29.1
Regional Malls	6.5
Shopping Centers	10.0
Storage	0.9
Storage/Warehousing	0.4
Warehouse/Industrial	3.2
Short-Term Investments	4.7
Other Assets and Liabilities — Net	(1.0)

Net Assets	100.0%

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of April 30, 2010 in valuing the Fund’s assets and liabilities:

	Quoted Prices	Significant
	in Active Markets	Other	Significant
	for Identical	Observable	Unobservable	Fair Value
	Investments	Inputs#	Inputs	at
	(Level 1)	(Level 2)	(Level 3)	4/30/2010

Asset Table
Investments, at value
Common Stock
Australia	$—	$15,337,407	$—	$15,337,407
Canada	16,299,600	—	—	16,299,600
Hong Kong	—	324,048,789	—	324,048,789
Japan	52,329,427	212,383,241	—	264,712,668
Norway	—	20,174,418	—	20,174,418
Singapore	—	20,167,436	—	20,167,436
Sweden	—	21,687,154	—	21,687,154
Switzerland	—	10,773,523	—	10,773,523
United Kingdom	—	35,054,292	—	35,054,292
United States	46,283,314	—	—	46,283,314

Total Common Stock	114,912,341	659,626,260	—	774,538,601

Real Estate Investment Trusts	869,081,060	550,658,493	—	1,419,739,553
Mutual Funds	—	21,896,728	—	21,896,728
Warrants	—	222,572	—	222,572
Short-Term Investments	106,388,118	—	2,196,253	108,584,371

Total Investments, at value	$1,090,381,519	$1,232,404,053	$2,196,253	$2,324,981,825

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund’s assets and liabilities during the period ended April 30, 2010:

	Beginning			Accrued	Total	Total Unrealized	Transfers	Transfers	Ending
	Balance			Discounts/	Realized	Appreciation/	Into	Out of	Balance
	10/31/2009	Purchases	Sales	(Premiums)	Gain/(Loss)	(Depreciation)	Level 3	Level 3	4/30/2010

Asset Table
Investments, at value
Short-Term Investments	$—	$—	$—	$—	$—	$—	$2,196,253	$—	$2,196,253

Total Investments, at value	$—	$—	$—	$—	$—	$—	$2,196,253	$—	$2,196,253

As of April 30, 2010, total change in unrealized gain (loss) on Level 3 securities still held at period end and included in the change in net assets was $0.

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

Transfers in or out of Level 3 represents either the beginning value (for transfers in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Global Value Choice Fund
as of April 30, 2010 (Unaudited)

Shares			Value

COMMON STOCK: 90.8%

		Australia: 1.4%
1,333,568	@,L	Minara Resources Ltd.	$1,066,447
643,500	@	Mineral Deposits Ltd.	564,772
95,000		Newcrest Mining Ltd.	2,867,641

			4,498,860

		Brazil: 2.7%
345,000		Centrais Eletricas Brasileiras SA ADR — Class B	6,068,550
56,000	L	Cia de Saneamento Basico do Estado de Sao Paulo ADR	2,203,600

			8,272,150

		Cambodia: 0.4%
10,110,000		NagaCorp Ltd.	1,305,249

			1,305,249

		Canada: 12.6%
318,000		Barrick Gold Corp.	13,848,900
357,000		Cameco Corp.	8,785,770
24,900	@	Dundee Precious Metals, Inc.	99,276
1,527,375	@	Eastern Platinum Ltd.	2,165,210
1,614,400	@,L	Gabriel Resources Ltd.	6,659,119
90,100		Suncor Energy, Inc.	3,078,717
528,100	@	Uranium Participation Corp.	3,108,917
113,926	@,I	Westjet Airlines Ltd.	1,534,266
19,578	@	Westjet Airlines Ltd.-VV	260,192

			39,540,367

		China: 0.6%
16,900	L	PetroChina Co., Ltd. ADR	1,945,697

			1,945,697

		Finland: 0.9%
197,673		UPM-Kymmene OYJ	2,836,781

			2,836,781

		France: 4.1%
4,650	L	Areva SA	2,299,882
38,925		Electricite de France	2,086,142
225,000	L	Thales S.A.	8,379,293

			12,765,317

		Germany: 0.8%
218,200		Deutsche Telekom AG ADR	2,616,218

			2,616,218

		Hong Kong: 0.3%
74,302	L	China Unicom Ltd. ADR	923,574

			923,574

		Indonesia: 1.3%
4,128,000		Medco Energi Internasional Tbk PT	1,328,898
82,050		Telekomunikasi Indonesia Tbk PT ADR	2,848,776

			4,177,674

		Italy: 2.9%
448,000	L	ERG S.p.A.	6,160,568
2,505,000	@	Telecom Italia S.p.A. RNC	2,826,928

			8,987,496

		Japan: 20.8%
225,000		77 Bank Ltd.	1,278,562
590,000		Daiwa Securities Group, Inc.	3,051,662
975		Fields Corp.	1,151,377
77,200		Futaba Corp.	1,569,128
13,340		Hakuhodo DY Holdings, Inc.	757,814
402,320	@	JX Holdings, Inc.	2,244,272
224,000		Kao Corp.	5,461,545
157,000		Kirin Brewery Co., Ltd.	2,249,301
123,000		Mitsui & Co., Ltd.	1,848,579
104,600		Mitsui Sumitomo Insurance Group Holdings, Inc.	3,006,472
305,000		Nippon Telegraph & Telephone Corp.	12,414,590
29,575		Nippon Telegraph & Telephone Corp. ADR	600,077
37,400		Nissin Food Products Co., Ltd.	1,258,064
255,000		Obayashi Corp.	1,139,382
49,200		Sankyo Co., Ltd.	2,271,050
35,200		Sanshin Electronics Co., Ltd.	329,701
643,000		Sekisui House Ltd.	6,129,123
121,700		Seven & I Holdings Co., Ltd.	3,112,002
1,686,000		Sumitomo Osaka Cement Co., Ltd.	3,238,057
780,000		Sumitomo Trust & Banking Co., Ltd.	4,717,087
72,700		Takeda Pharmaceutical Co., Ltd.	3,121,399
322,000		Toppan Printing Co., Ltd.	2,936,431
705		TV Asahi Corp.	1,150,860

			65,036,535

		Netherlands: 1.0%
53,500		Royal Dutch Shell PLC ADR — Class B	3,246,380

			3,246,380

		Norway: 2.0%
3,328,030	@,L	Marine Harvest	3,088,040
133,000	@,L	Statoil ASA ADR	3,214,610

			6,302,650

		Papua New Guinea: 1.4%
1,193,393		Lihir Gold Ltd.	4,217,260

			4,217,260

		Russia: 1.0%
130,150		OAO Gazprom ADR	3,022,083

			3,022,083

		South Africa: 3.1%
77,600		Anglogold Ashanti Ltd. ADR	3,248,336
473,000		Gold Fields Ltd.	6,318,212
600,000	@	Simmer & Jack Mines Ltd.	108,131

			9,674,679

		South Korea: 2.3%
286,000		Korea Electric Power Corp. ADR	4,301,440
51,810		KT Corp. ADR	1,170,906
87,400		SK Telecom Co., Ltd. ADR	1,617,774

			7,090,120

		Switzerland: 1.2%
235,000	@	UBS AG — Reg	3,623,700

			3,623,700

		Thailand: 0.4%
306,800		Bangkok Bank PCL	1,124,049

			1,124,049

		Turkey: 0.7%
134,400		Turkcell Iletisim Hizmet AS ADR	2,173,248

			2,173,248

		United Kingdom: 2.7%
63,050		AstraZeneca PLC ADR	2,788,702
54,300		BP PLC ADR	2,831,745
188,500		Stolt-Nielsen SA	2,951,890

			8,572,337

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Global Value Choice Fund
as of April 30, 2010 (Unaudited) (continued)

Shares			Value

		United States: 26.2%
155,600		Aetna, Inc.	$4,597,980
114,000	@	AGCO Corp.	3,992,280
225,000		Alcoa, Inc.	3,024,000
121,000		Ameren Corp.	3,141,160
81,500		ConocoPhillips	4,823,985
195,800	@	eBay, Inc.	4,661,998
56,400	@	Forest Laboratories, Inc.	1,537,464
200,000		Kroger Co.	4,446,000
30,000		Lockheed Martin Corp.	2,546,700
48,800		Microsoft Corp.	1,490,352
253,600		Newmont Mining Corp.	14,221,888
102,000		Peabody Energy Corp.	4,765,440
375,000		Pfizer, Inc.	6,270,000
79,300	@	Smithfield Foods, Inc.	1,486,082
403,538		Tesoro Corp.	5,306,525
232,000		Tyson Foods, Inc.	4,544,880
61,300		Union Pacific Corp.	4,637,958
120,000		Wal-Mart Stores, Inc.	6,438,000

			81,932,692

		Total Common Stock (Cost $246,024,365)	283,885,116

PREFERRED STOCK: 0.6%

		Brazil: 0.6%
770,000		Tim Participacoes SA	1,980,095

		Total Preferred Stock (Cost $1,382,868)	1,980,095

		Total Long-Term Investments (Cost $247,407,233)	285,865,211

SHORT-TERM INVESTMENTS: 12.7%

		Affiliated Mutual Fund: 7.6%
23,908,734		ING Institutional Prime Money Market Fund — Class I	23,908,734

		Total Mutual Fund (Cost $23,908,734)	23,908,734

		Securities Lending CollateralCC: 5.1%
15,722,706		Bank of New York Mellon Corp. Institutional Cash Reserves, Series A(1)	15,722,706
287,772	I	Bank of New York Mellon Corp. Institutional Cash Reserves, Series B(1)(2)	230,218

		Total Securities Lending Collateral (Cost $16,010,478)	15,952,924

		Total Short-Term Investments (Cost $39,919,212)	39,861,658

	Total Investments in Securities
	(Cost $287,326,445)*	104.1%	$325,726,869
	Other Assets and Liabilities - Net	(4.1)	(12,858,679)

	Net Assets	100.0%	$312,868,190

@	Non-income producing security
ADR	American Depositary Receipt
cc	Securities purchased with cash collateral for securities loaned.
(1)	Collateral received from brokers for securities lending was invested in these short-term investments.
(2)	On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B)
to hold certain Lehman Brothers defaulted debt obligations. The Fund’s position in Series B is being fair valued daily. Please see the accompanying Notes to Financial Statements for additional details on securities lending.
I	Illiquid security
L	Loaned security, a portion or all of the security is on loan at April 30, 2010.

*	Cost for federal income tax purposes is $291,796,997.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$41,992,477
Gross Unrealized Depreciation	(8,062,605)

Net Unrealized Appreciation	$33,929,872

Percentage of
Industry	Net Assets

Advertising	0.2%
Aerospace/Defense	3.5
Airlines	0.6
Banks	3.4
Beverages	0.7
Building Materials	1.0
Coal	1.5
Commercial Services	0.9
Cosmetics/Personal Care	1.7
Distribution/Wholesale	0.6
Diversified Financial Services	1.0
Electric	5.0
Electronics	0.6
Energy — Alternate Sources	0.7
Engineering & Construction	0.4
Entertainment	0.7
Equity Fund	1.0
Food	4.7
Forest Products & Paper	0.9
Healthcare — Services	1.5
Home Builders	2.0
Insurance	1.0
Internet	1.5
Leisure Time	0.4
Lodging	0.4
Machinery — Diversified	1.3
Media	0.4
Mining	21.5
Oil & Gas	11.9
Pharmaceuticals	4.4
Retail	3.1
Software	0.5
Telecommunications	9.3
Transportation	2.4
Water	0.7
Short-Term Investments	12.7
Other Assets and Liabilities — Net	(4.1)

Net Assets	100.0%

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Global Value Choice Fund
as of April 30, 2010 (Unaudited) (continued)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of April 30, 2010 in valuing the Fund’s assets and liabilities:

	Quoted Prices	Significant
	in Active Markets	Other	Significant
	for Identical	Observable	Unobservable	Fair Value
	Investments	Inputs#	Inputs	at
	(Level 1)	(Level 2)	(Level 3)	4/30/2010

Asset Table
Investments, at value
Common Stock
Australia	$—	$4,498,860	$—	$4,498,860
Brazil	8,272,150	—	—	8,272,150
Cambodia	—	1,305,249	—	1,305,249
Canada	39,540,367	—	—	39,540,367
China	1,945,697	—	—	1,945,697
Finland	—	2,836,781	—	2,836,781
France	—	12,765,317	—	12,765,317
Germany	2,616,218	—	—	2,616,218
Hong Kong	923,574	—	—	923,574
Indonesia	2,848,776	1,328,898	—	4,177,674
Italy	—	8,987,496	—	8,987,496
Japan	2,844,349	62,192,186	—	65,036,535
Netherlands	3,246,380	—	—	3,246,380
Norway	3,214,610	3,088,040	—	6,302,650
Papua New Guinea	—	4,217,260	—	4,217,260
Russia	3,022,083	—	—	3,022,083
South Africa	3,248,336	6,426,343	—	9,674,679
South Korea	7,090,120	—	—	7,090,120
Switzerland	3,623,700	—	—	3,623,700
Thailand	—	1,124,049	—	1,124,049
Turkey	2,173,248	—	—	2,173,248
United Kingdom	5,620,447	2,951,890	—	8,572,337
United States	81,932,692	—	—	81,932,692

Total Common Stock	172,162,747	111,722,369	—	283,885,116

Preferred Stock	1,980,095	—	—	1,980,095
Short-Term Investments	39,631,440	—	230,218	39,861,658

Total Investments, at value	$213,774,282	$111,722,369	$230,218	$325,726,869

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund’s assets and liabilities during the period ended April 30, 2010:

	Beginning			Accrued	Total	Total Unrealized	Transfers	Transfers	Ending
	Balance			Discounts/	Realized	Appreciation/	Into	Out of	Balance
	10/31/2009	Purchases	Sales	(Premiums)	Gain/(Loss)	(Depreciation)	Level 3	Level 3	4/30/2010

Asset Table
Investments, at value
Short-Term Investments	$—	$—	$—	$—	$—	$—	$230,218	$—	$230,218

Total Investments, at value	$—	$—	$—	$—	$—	$—	$230,218	$—	$230,218

As of April 30, 2010, total change in unrealized gain (loss) on Level 3 securities still held at period end and included in the change in net assets was $0.

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

Transfers in or out of Level 3 represents either the beginning value (for transfers in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Asia-Pacific Real Estate Fund
as of April 30, 2010 (Unaudited)

Shares			Value

COMMON STOCK: 57.9%

	Australia: 1.4%
9,195	Lend Lease Corp. Ltd.		$72,373

			72,373

	Hong Kong: 26.5%
24,602	Cheung Kong Holdings Ltd.		303,388
14,400	Great Eagle Holding Co.		40,297
55,000	Hang Lung Properties Ltd.		197,850
29,600	Hongkong Land Holdings Ltd.		156,583
48,000	Sino Land Co.		86,140
34,100	Sun Hung Kai Properties Ltd.		472,764
18,600	Wharf Holdings Ltd.		100,595

			1,357,617

	Japan: 25.0%
1,200	Daito Trust Construction Co., Ltd.		63,968
27,000	Mitsubishi Estate Co., Ltd.		486,742
21,900	Mitsui Fudosan Co., Ltd.		405,572
13,000	Sumitomo Realty & Development Co., Ltd.		266,746
12,000	Tokyo Tatemono Co., Ltd.		55,338

			1,278,366

	Singapore: 5.0%
34,150	CapitaLand Ltd.		92,247
8,000	City Developments Ltd.		61,460
37,000	Keppel Land Ltd.		99,722

			253,429

	Total Common Stock (Cost $2,758,328)		2,961,785

REAL ESTATE INVESTMENT TRUSTS: 35.6%

	Australia: 20.4%
15,200	CFS Retail Property Trust		26,802
125,300	Dexus Property Group		92,933
145,494	GPT Group		77,742
251,373	Macquarie Goodman Group		163,414
35,924	Mirvac Group		46,099
30,784	Stockland		112,217
44,261	Westfield Group		522,785

			1,041,992

	Japan: 8.5%
2	Frontier Real Estate Investment Corp.		15,391
9	Japan Logistics Fund, Inc.		71,983
18	Japan Real Estate Investment Corp.		150,114
42	Japan Retail Fund Investment Corp.		56,528
8	Kenedix Realty Investment Corp.		26,261
4	Nippon Accommodations Fund, Inc.		20,898
2	Nippon Building Fund, Inc.		16,776
12	United Urban Investment Corp.		78,068

			436,019

	Singapore: 6.7%
44,133	Ascendas Real Estate Investment Trust		61,616
101,000	CapitaMall Trust		142,464
101,000	Fortune Real Estate Investment Trust		46,761
27,000	Frasers Centrepoint Trust		26,317
67,600	Suntec Real Estate Investment Trust		68,033

			345,191

	Total Real Estate Investment Trusts (Cost $1,528,995)		1,823,202

MUTUAL FUNDS: 3.3%

	Australia: 3.3%
186,700	** ING Industrial Fund		73,870
170,200	** ING Office Fund		95,522

	Total Mutual Funds (Cost $166,523)		169,392

WARRANTS: 0.0%

	Hong Kong: 0.0%
3,260	Henderson Land Development Co., Ltd.		1,129

	Total Warrants (Cost $—)		1,129

	Total Long-Term Investments (Cost $4,453,846)		4,955,508

SHORT-TERM INVESTMENTS: 1.3%

	Affiliated Mutual Fund: 1.3%
67,766	ING Institutional Prime Money Market Fund — Class I		67,766

	Total Short-Term Investments (Cost $67,766)		67,766

	Total Investments in Securities
	(Cost $4,521,612)*	98.1%	$5,023,274
	Other Assets and Liabilities - Net	1.9	97,255

	Net Assets	100.0%	$5,120,529

**	Investment in affiliate

*	Cost for federal income tax purposes is $5,254,134.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$533,179
Gross Unrealized Depreciation	(764,039)

Net Unrealized Depreciation	$(230,860)

Percentage of
Industry	Net Assets

Apartments	0.4%
Diversified	14.2
Holding Companies — Diversified	2.0
Lodging	1.2
Office Property	3.3
Open-End Funds	3.3
Real Estate	54.7
Shopping Centers	16.3
Warehouse/Industrial	1.4
Short-Term Investments	1.3
Other Assets and Liabilities — Net	1.9

Net Assets	100.0%

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Asia-Pacific Real Estate Fund
as of April 30, 2010 (Unaudited) (continued)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of April 30, 2010 in valuing the Fund’s assets and liabilities:

	Quoted Prices	Significant
	in Active Markets	Other	Significant
	for Identical	Observable	Unobservable	Fair Value
	Investments	Inputs#	Inputs	at
	(Level 1)	(Level 2)	(Level 3)	4/30/2010

Asset Table
Investments, at value
Common Stock
Australia	$—	$72,373	$—	$72,373
Hong Kong	—	1,357,617	—	1,357,617
Japan	266,746	1,011,620	—	1,278,366
Singapore	—	253,429	—	253,429

Total Common Stock	266,746	2,695,039	—	2,961,785

Real Estate Investment Trusts	—	1,823,202	—	1,823,202
Mutual Funds	—	169,392	—	169,392
Warrants	—	1,129	—	1,129
Short-Term Investments	67,766	—	—	67,766

Total Investments, at value	$334,512	$4,688,762	$—	$5,023,274

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Emerging Countries Fund
as of April 30, 2010 (Unaudited)

Shares			Value

COMMON STOCK: 94.0%

		Bermuda: 1.1%
21,718		Credicorp Ltd.	$1,886,425

			1,886,425

		Brazil: 14.9%
148,297		Banco Itau Holding Financeira S.A. ADR	3,215,079
83,830		Banco Santander Brasil S.A.	969,838
103,985	@	BR Malls Participacoes S.A.	1,318,469
16,301		Cia de Bebidas das Americas ADR	1,594,238
111,676		Cia Siderurgica Nacional S.A.	2,088,002
132,329		CIA Vale do Rio Doce	4,029,440
38,932	@,L	Fibria Celulose SA ADR	772,800
98,928		Localiza Rent a Car S.A.	1,096,133
126,067		Mrv Engenharia	882,632
236,579	@	OGX Petroleo e Gas Participacoes S.A.	2,365,450
66,724		Perdigao S.A.	872,124
159,933		Petroleo Brasileiro S.A.	3,379,456
59,969		Petroleo Brasileiro SA ADR	2,275,224
21,465		Vale S.A. ADR	657,473

			25,516,358

		Canada: 1.8%
136,086	@	Pacific Rubiales Energy Corp.	3,067,897

			3,067,897

		China: 12.5%
1,253	@	Baidu.com ADR	863,693
1,176,000		China Citic Bank	773,069
649,500		China Life Insurance Co., Ltd.	2,990,620
628,500		China Shenhua Energy Co., Ltd.	2,696,969
1,850,000		China Telecom Corp. Ltd.	848,762
524,000		China Yurun Food Group Ltd.	1,588,971
49,200	@	Ctrip.com International Ltd. ADR	1,796,784
177,600		Dongfang Electrical Machinery Co., Ltd.	1,151,567
5,456,000		Industrial and Commercial Bank of China Ltd.	3,976,592
997,000		Parkson Retail Group Ltd.	1,628,376
2,139,000		Want Want China Holdings Ltd.	1,605,850
549,000		Yanzhou Coal Mining Co., Ltd.	1,527,130

			21,448,383

		Czech Republic: 0.5%
17,000		CEZ A/S	815,159

			815,159

		Egypt: 1.5%
85,000		Commercial International Bank	1,138,640
28,200		Orascom Construction Industries	1,371,658

			2,510,298

		Hong Kong: 5.7%
102,000		Beijing Enterprises Holdings Ltd.	657,149
1,463,000		C C Land Holdings Ltd.	540,802
1,082,000		Chaoda Modern Agriculture	1,237,059
1,604,000		China Gas Holdings Ltd.	909,842
257,500		China Mobile Ltd.	2,520,679
589,840	L	China Overseas Land & Investment Ltd.	1,145,322
1,582,000		CNOOC Ltd.	2,782,693

			9,793,546

		Hungary: 1.6%
77,232	@	OTP Bank Nyrt	2,714,818

			2,714,818

		India: 4.9%
119,790		Bharti Airtel Ltd.	799,909
37,843		Housing Development Finance Corp.	2,381,996
49,611		ICICI Bank Ltd.	1,052,272
16,700		Infosys Technologies Ltd.	1,019,307
42,570		Larsen & Toubro Ltd.	1,537,360
72,664		Reliance Industries Ltd.	1,680,342

			8,471,186

		Indonesia: 3.1%
2,507,500		Bank Mandiri	1,588,050
2,549,000		Perusahaan Gas Negara PT	1,144,787
257,000		PT Astra International Tbk	1,328,064
1,438,000		Telekomunikasi Indonesia Tbk PT	1,241,421

			5,302,322

		Israel: 1.1%
32,652		Teva Pharmaceutical Industries Ltd. ADR	1,917,652

			1,917,652

		Italy: 0.7%
28,000	L	Tenaris SA ADR	1,137,080

			1,137,080

		Malaysia: 0.6%
506,100		Genting Bhd	1,094,107

			1,094,107

		Mauritius: 0.6%
2,399,600		Golden Agri-Resources Ltd.	1,013,648

			1,013,648

		Mexico: 4.6%
59,419		America Movil SA de CV — Series L ADR	3,058,890
77,405	@	Cemex SA de CV ADR	919,571
13,251		Fomento Economico Mexicano SA de CV ADR	627,170
338,000	@	Grupo Financiero Banorte SA de CV	1,358,891
328,000	@	Grupo Mexico SA de CV	865,538
460,794	@	Wal-Mart de Mexico SA de CV	1,077,859

			7,907,919

		Netherlands: 0.6%
26,800	@	X5 Retail Group N.V. GDR	951,952

			951,952

		Poland: 1.8%
52,700	@	Bank Pekao S.A.	3,002,990

			3,002,990

		Russia: 7.9%
46,574		Mechel OAO ADR	1,196,952
78,500	@	MMC Norilsk Nickel ADR	1,507,200
27,280		Mobile Telesystems Finance SA ADR	1,507,220
20,100		Novatek OAO GDR	1,505,937
106,101		OAO Gazprom ADR	2,463,665
282,270	@	OAO Rosneft Oil Co. GDR	2,258,981
1,169,690		Sberbank of Russian Federation	3,158,163

			13,598,118

		South Africa: 6.0%
44,500		ABSA Group Ltd.	838,136
25,000		Anglogold Ashanti Ltd. ADR	1,046,079
56,474		Impala Platinum Holdings Ltd.	1,592,289
127,000		Imperial Holdings Ltd.	1,682,530
33,500		MTN Group Ltd.	492,820
47,700		Naspers Ltd.	1,922,345

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Emerging Countries Fund
as of April 30, 2010 (Unaudited) (continued)

Shares			Value

		South Africa (continued)
132,000		Shoprite Holdings Ltd.	$1,401,800
83,518		Standard Bank Group Ltd.	1,286,748

			10,262,747

		South Korea: 11.3%
20,914		GS Engineering & Construction Corp.	1,580,875
70,200	@	Hynix Semiconductor, Inc.	1,776,797
29,400		KB Financial Group, Inc.	1,432,477
100,940		Kia Motors Corp.	2,462,928
15,784		LG Electronics, Inc.	1,721,048
6,900		Posco	3,094,190
9,503		Samsung Electronics Co., Ltd.	7,225,500

			19,293,815

		Taiwan: 7.8%
703,000		Acer, Inc.	1,917,056
1,371,000		Far Eastern Textile Co., Ltd.	1,487,577
720,300		HON HAI Precision Industry Co., Ltd.	3,381,469
28,910	@	Hon Hai Precision Industry Co., Ltd. — GDR	289,724
133,644		MediaTek, Inc.	2,262,866
290,000		Taiwan Fertilizer Co., Ltd.	922,802
1,606,610		Taiwan Semiconductor Manufacturing Co., Ltd.	3,144,297

			13,405,791

		Thailand: 0.7%
145,000		PTT PCL	1,137,216

			1,137,216

		Turkey: 1.4%
497,915		Turkiye Garanti Bankasi A/S	2,412,165

			2,412,165

		United Kingdom: 1.3%
45,355		Antofagasta PLC	687,667
38,204	L	Vedanta Resources PLC	1,460,402

			2,148,069

		Total Common Stock (Cost $119,288,461)	160,809,661

EXCHANGE-TRADED FUNDS: 0.9%

		Hong Kong: 0.9%
939,400		iShares FTSE/Xinhua A50 CHINA Index ETF	1,534,179

		Total Exchange-Traded Funds (Cost $1,680,584)	1,534,179

PREFERRED STOCK: 1.1%

		Brazil: 1.1%
68,200		CIA Energetica de Minas Gerais	1,082,882
50,721		Gerdau S.A.	833,362

		Total Preferred Stock (Cost $1,889,415)	1,916,244

		Total Long-Term Investments (Cost $122,858,460)	164,260,084

SHORT-TERM INVESTMENTS: 1.8%

		Securities Lending CollateralCC: 1.8%
2,958,970		Bank of New York Mellon Corp. Institutional Cash Reserves, Series A(1)	$2,958,970
161,615	I	Bank of New York Mellon Corp. Institutional Cash Reserves, Series B(1)(2)	129,292

		Total Short-Term Investments (Cost $3,120,585)	3,088,262

	Total Investments in Securities
	(Cost $125,979,045)*	97.8%	$167,348,346
	Other Assets and Liabilities - Net	2.2	3,803,099

	Net Assets	100.0%	$171,151,445

@	Non-income producing security
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
cc	Securities purchased with cash collateral for securities loaned.
(1)	Collateral received from brokers for securities lending was invested in these short-term investments.
(2)	On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B)
to hold certain Lehman Brothers defaulted debt obligations. The Fund’s position in Series B is being fair valued daily. Please see the accompanying Notes to Financial Statements for additional details on securities lending.
I	Illiquid security
L	Loaned security, a portion or all of the security is on loan at April 30, 2010.

*	Cost for federal income tax purposes is $132,277,025.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$42,790,834
Gross Unrealized Depreciation	(7,719,513)

Net Unrealized Appreciation	$35,071,321

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Emerging Countries Fund
as of April 30, 2010 (Unaudited) (continued)

Percentage of
Industry	Net Assets

Agriculture	1.3%
Apparel	0.9
Auto Manufacturers	1.4
Banks	16.4
Beverages	1.3
Building Materials	0.5
Chemicals	0.5
Coal	2.5
Commercial Services	0.6
Computers	1.7
Diversified Financial Services	3.0
Electric	1.1
Electrical Components & Equipment	1.7
Electronics	2.2
Engineering & Construction	2.6
Food	3.8
Forest Products & Paper	0.5
Gas	1.1
Holding Companies — Diversified	1.3
Home Builders	0.5
Insurance	1.8
Internet	1.6
Iron/Steel	4.2
Lodging	0.6
Media	1.1
Metal Fabricate/Hardware	0.7
Mining	6.9
Oil & Gas	13.4
Pharmaceuticals	1.1
Pipelines	0.5
Real Estate	1.4
Retail	2.4
Semiconductors	8.4
Telecommunications	6.1
Other Long-Term Investments	0.9
Short-Term Investments	1.8
Other Assets and Liabilities — Net	2.2

Net Assets	100.0%

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of April 30, 2010 in valuing the Fund’s assets and liabilities:

	Quoted Prices	Significant
	in Active Markets	Other	Significant
	for Identical	Observable	Unobservable	Fair Value
	Investments	Inputs#	Inputs	at
	(Level 1)	(Level 2)	(Level 3)	4/30/2010

Asset Table
Investments, at value
Common Stock
Bermuda	$1,886,425	$—	$—	$1,886,425
Brazil	22,301,279	3,215,079	—	25,516,358
Canada	3,067,897	—	—	3,067,897
China	5,651,097	15,797,286	—	21,448,383
Czech Republic	—	815,159	—	815,159
Egypt	—	2,510,298	—	2,510,298
Hong Kong	—	9,793,546	—	9,793,546
Hungary	—	2,714,818	—	2,714,818
India	—	8,471,186	—	8,471,186
Indonesia	—	5,302,322	—	5,302,322
Israel	1,917,652	—	—	1,917,652
Italy	1,137,080	—	—	1,137,080
Malaysia	—	1,094,107	—	1,094,107
Mauritius	—	1,013,648	—	1,013,648
Mexico	7,907,919	—	—	7,907,919
Netherlands	—	951,952	—	951,952
Poland	—	3,002,990	—	3,002,990
Russia	9,833,200	3,764,918	—	13,598,118
South Africa	—	10,262,747	—	10,262,747
South Korea	—	19,293,815	—	19,293,815
Taiwan	—	13,405,791	—	13,405,791
Thailand	—	1,137,216	—	1,137,216
Turkey	—	2,412,165	—	2,412,165
United Kingdom	—	2,148,069	—	2,148,069

Total Common Stock	53,702,549	107,107,112	—	160,809,661

Exchange-Traded Funds	1,534,179	—	—	1,534,179
Preferred Stock	—	1,916,244	—	1,916,244
Short-Term Investments	2,958,970	—	129,292	3,088,262

Total Investments, at value	$58,195,698	$109,023,356	$129,292	$167,348,346

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund’s assets and liabilities during the period ended April 30, 2010:

						Total
	Beginning			Accrued	Total	Unrealized	Transfers	Transfers	Ending
	Balance			Discounts/	Realized	Appreciation/	Into	Out of	Balance
	10/31/2009	Purchases	Sales	(Premiums)	Gain/(Loss)	(Depreciation)	Level 3	Level 3	4/30/2010

Asset Table
Investments, at value
Short-Term Investments	$—	$—	$—	$—	$—	$—	$129,292	$—	$129,292

Total Investments, at value	$—	$—	$—	$—	$—	$—	$129,292	$—	$129,292

As of April 30, 2010, total change in unrealized gain (loss) on Level 3 securities still held at period end and included in the change in net assets was $0.

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

Transfers in or out of Level 3 represents either the beginning value (for transfers in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING European Real Estate Fund
as of April 30, 2010 (Unaudited)

Shares			Value

COMMON STOCK: 25.5%

		Austria: 2.5%
23,464	@	Immofinanz Immobilien Anlagen AG	$100,048

			100,048

		Finland: 0.7%
7,394		Citycon OYJ	26,417

			26,417

		Germany: 3.4%
1,400		Deutsche Euroshop AG	43,901
2,750	@	Deutsche Wohnen AG	24,871
7,692		DIC Asset AG	66,320

			135,092

		Guernsey: 0.5%
10,900		London & Stamford Property Ltd.	19,055

			19,055

		Italy: 0.5%
21,610		Beni Stabili S.p.A.	18,821

			18,821

		Luxembourg: 0.6%
3,000		GAGFAH SA	23,720

			23,720

		Norway: 3.3%
66,200	@	Norwegian Property ASA	130,996

			130,996

		Spain: 0.2%
3,020	@	Realia Business S.A.	7,238

			7,238

		Sweden: 4.7%
6,327		Castellum AB	57,278
10,650		Fabege AB	66,130
7,830		Hufvudstaden AB	59,734

			183,142

		Switzerland: 3.7%
2,467	@	Swiss Prime Site AG	145,882

			145,882

		United Kingdom: 5.4%
7,745		Atrium European Real Estate Ltd.	45,991
7,200		Grainger PLC	15,280
2,695		Helical Bar PLC	13,802
49,087		Safestore Holdings Ltd.	101,500
10,950	@	Unite Group PLC	36,562

			213,135

		Total Common Stock (Cost $922,579)	1,003,546

REAL ESTATE INVESTMENT TRUSTS: 69.5%

		Belgium: 0.8%
731		Warehouses De Pauw SCA	32,155

			32,155

		France: 32.5%
1,014	@	Fonciere Des Regions	104,927
348		Gecina S.A.	35,778
143		ICADE	13,900
5,819		Klepierre	200,525
2,932		Mercialys	98,413
260		Societe de la Tour Eiffel	19,847
360		Societe Immobiliere de Location pour l’Industrie et le Commerce	42,413
4,030		Unibail	761,672

			1,277,475

		Italy: 0.3%
6,210		Immobiliare Grande Distribuz	10,993

			10,993

		Netherlands: 5.7%
2,777		Corio NV	160,657
1,070		Eurocommercial Properties NV	40,118
437		Vastned Retail NV	25,344

			226,119

		United Kingdom: 30.2%
3,270	@	Big Yellow Group PLC	16,157
27,722		British Land Co. PLC	196,864
5,630		Derwent Valley Holdings PLC	124,069
19,873		Great Portland Estates PLC	95,132
34,605		Hammerson PLC	202,007
24,030		Hansteen Holdings PLC	27,640
32,521		Land Securities Group PLC	325,226
5,661		Liberty International PLC	42,214
23,136		Segro PLC	109,209
8,426		Shaftesbury PLC	50,144

			1,188,662

		Total Real Estate Investment Trusts (Cost $2,582,757)	2,735,404

MUTUAL FUNDS: 0.9%

		Luxembourg: 0.9%
5,280	@	Prologis European Properties	33,373

		Total Mutual Funds (Cost $33,984)	33,373

		Total Long-Term Investments (Cost $3,539,320)	3,772,323

SHORT-TERM INVESTMENTS: 0.8%

		Affiliated Mutual Fund: 0.8%
30,044		ING Institutional Prime Money Market Fund — Class I	30,044

		Total Short-Term Investments (Cost $30,044)	30,044

	Total Investments in Securities
	(Cost $3,569,364)*	96.7%	$3,802,367
	Other Assets and Liabilities - Net	3.3	131,166

	Net Assets	100.0%	$3,933,533

@	Non-income producing security

*	Cost for federal income tax purposes is $4,246,996.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$364,564
Gross Unrealized Depreciation	(809,193)

Net Unrealized Depreciation	$(444,629)

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING European Real Estate Fund
as of April 30, 2010 (Unaudited) (continued)

Percentage of
Industry	Net Assets

Closed-End Funds	0.9%
Diversified	62.6
Office Property	4.4
Real Estate	22.9
Shopping Centers	0.6
Storage	0.4
Storage/Warehousing	2.6
Warehouse/Industrial	1.5
Short-Term Investments	0.8
Other Assets and Liabilities — Net	3.3

Net Assets	100.0%

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of April 30, 2010 in valuing the Fund’s assets and liabilities:

	Quoted Prices	Significant
	in Active Markets	Other	Significant
	for Identical	Observable	Unobservable	Fair Value
	Investments	Inputs#	Inputs	at
	(Level 1)	(Level 2)	(Level 3)	4/30/2010

Asset Table
Investments, at value
Common Stock*	$—	$1,003,546	$—	$1,003,546
Real Estate Investment Trusts	—	2,735,404	—	2,735,404
Mutual Funds	—	33,373	—	33,373
Short-Term Investments	30,044	—	—	30,044

Total Investments, at value	$30,044	$3,772,323	$—	$3,802,367

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

*	For further breakdown of Common Stock by Industry type, please refer to the Portfolio of Investments.
#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Foreign Fund
as of April 30, 2010 (Unaudited)

Shares			Value

COMMON STOCK: 93.8%

		Australia: 4.7%
32,990		AMP Ltd.	$189,320
24,175		Aquarius Platinum Ltd.	156,148
154,541	@	Asciano Group	239,834
36,981		Australia & New Zealand Banking Group Ltd.	819,102
42,875		BHP Billiton Ltd.	1,567,349
15,594		Commonwealth Bank of Australia	834,350
413,051		Macquarie Airports Management Ltd.	1,184,040
12,005	@	Macquarie Atlas Roads Group	10,886
23,889		National Australia Bank Ltd.	610,337
21,331		Newcrest Mining Ltd.	643,891
27,058		Rio Tinto Ltd.	1,767,974
3,999		Wesfarmers Ltd.	107,202
31,553		Westpac Banking Corp.	786,194

			8,916,627

		Austria: 1.8%
54,625		Erste Bank der Oesterreichischen Sparkassen AG	2,425,272
25,400		OMV AG	907,614
1,974		Voestalpine AG	73,426

			3,406,312

		Belgium: 0.4%
17,790	@	KBC Groep NV	795,958

			795,958

		Brazil: 0.9%
5,744		All America Latina Logistica S.A.	51,385
13,655		Amil Participacoes S.A.	111,942
12,292		Centrais Eletricas Brasileiras S.A.	174,312
57,317	@	Hypermarcas SA	785,110
15,412		Perdigao S.A.	201,444
12,432		Vale S.A. ADR	380,792

			1,704,985

		Canada: 5.5%
2,016		Agnico-Eagle Mines Ltd.	127,871
6,841		Bank of Montreal	424,886
12,078		Bank of Nova Scotia	615,671
1,847	@	Barrick Gold Corp.	80,580
54,270		Barrick Gold Corp.	2,366,766
6,321		Canadian Imperial Bank of Commerce	463,963
2,716		Canadian Pacific Railway Ltd.	160,104
2,725		Cenovus Energy, Inc.	80,130
12,178		GoldCorp, Inc.	526,419
8,055		Iamgold Corp.	144,162
2,075	@	IGM Financial, Inc.	86,142
22,201	@	Ivanhoe Mines Ltd.	353,406
9,266		Kinross Gold Corp.	176,964
15,612		Manulife Financial Corp.	281,563
5,222		Potash Corp. of Saskatchewan	576,949
16,867		Royal Bank of Canada	1,022,680
16,769	@	Silver Wheaton Corp.	329,503
3,039		Sun Life Financial, Inc.	89,363
34,365		Suncor Energy, Inc.	1,175,609
37,483		Talisman Energy, Inc.	638,001
9,233		Toronto Dominion Bank	686,249

			10,406,981

		China: 1.1%
1,203,156	@	Beijing Capital International Airport Co., Ltd.	723,786
80,000		China Shenhua Energy Co., Ltd.	343,290
37,000		China Yurun Food Group Ltd.	112,198
46,475		Hengan International Group Co., Ltd.	356,785
74,000		Shandong Weigao Group Medical Polymer Co., Ltd.	343,088
44,400		Sinopharm Group Co.	200,115

			2,079,262

		Czech Republic: 1.4%
12,442	S	Komercni Banka A/S	2,553,612

			2,553,612

		Denmark: 1.1%
51		AP Moller — Maersk A/S — Class B	428,207
5,389		DSV A/S	96,326
17,810		Novo-Nordisk A/S	1,465,369

			1,989,902

		Finland: 0.7%
7,862		Fortum OYJ	203,148
7,558		Kesko OYJ	292,992
46,336		Stora Enso OYJ (Euro Denominated Security)	386,856
28,803		UPM-Kymmene OYJ	413,348

			1,296,344

		France: 6.0%
4,839		ADP	398,239
29,871		AXA S.A.	593,609
23,005		BNP Paribas	1,580,127
9,616		Carrefour S.A.	471,317
4,175	@	CFAO S.A.	144,688
4,895		Electricite de France	262,342
7,540		Eutelsat Communications	268,416
9,048		France Telecom S.A.	198,076
28,358		Groupe Danone	1,670,864
4,705	L	Iliad S.A.	470,431
8,004	S	LVMH Moet Hennessy Louis Vuitton S.A.	921,111
3,857		PPR	518,380
6,042	S	Publicis Groupe	266,587
20,377	@	Sanofi-Aventis	1,390,091
3,881		Schneider Electric S.A.	440,605
3,698		Technip S.A.	295,696
1,021		Vallourec	203,366
10,802		Veolia Environnement	339,350
13,917		Vinci S.A.	775,530

			11,208,825

		Germany: 6.2%
5,712		Adidas AG	336,581
7,996	S	Allianz AG	916,703
9,998		Bayer AG	638,644
2,052		Bilfinger Berger AG	136,279
19,949	@	DaimlerChrysler AG	1,026,448
7,791		Deutsche Boerse AG	604,835
10,439		Deutsche Telekom AG	135,919
26,100		E.ON AG	962,511
47,504		Fraport AG Frankfurt Airport Services Worldwide	2,463,083
9,599		Fresenius AG	682,891
13,190		HeidelbergCement AG	816,744
4,291		Henkel KGaA	194,067
1,182		Hochtief AG	97,567
11,713		MAN AG	1,105,457
1,933		Metro AG	116,207
7,560	S	RWE AG	621,872
9,133		SAP AG	440,650
4,311		Siemens AG	425,178

			11,721,636

		Greece: 0.2%
15,387		Coca-Cola Hellenic Bottling Co. S.A.	417,224

			417,224

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Foreign Fund
as of April 30, 2010 (Unaudited) (continued)

Shares			Value

		Hong Kong: 1.5%
208,000	@	China Mengniu Dairy Co., Ltd.	$623,965
178,229		China Merchants Holdings International Co., Ltd.	619,134
294,000		China Resources Enterprise	1,037,241
540,717	@	GOME Electrical Appliances Holdings Ltd.	174,269
448,000		Lenovo Group Ltd.	330,272

			2,784,881

		Hungary: 1.1%
60,221	@,S	OTP Bank Nyrt	2,116,857

			2,116,857

		India: 2.8%
7,577		ACC Ltd.	153,762
21,950		Axis Bank Ltd.	622,195
3,698		Bharat Heavy Electricals	206,264
26,536		Bharti Airtel Ltd.	177,197
3,355		Dr Reddys Laboratories Ltd.	94,631
40,667		Gujarat Ambuja Cements Ltd.	110,366
43,300		ICICI Bank Ltd.	918,413
4,406		Infosys Technologies Ltd. ADR	263,831
20,022		Larsen & Toubro Ltd.	723,068
7,572		Sterlite Industries India Ltd. ADR	137,356
34,955		Tata Motors Ltd.	677,031
82,739		Tata Steel Ltd.	1,141,548
3,899		Ultratech Cement Ltd.	85,046

			5,310,708

		Indonesia: 0.2%
340,979		Telekomunikasi Indonesia Tbk PT	294,366

			294,366

		Ireland: 0.5%
12,439		CRH PLC	354,414
90,825	@	Dragon Oil PLC	666,140

			1,020,554

		Israel: 0.5%
16,214		Teva Pharmaceutical Industries Ltd. ADR	952,248

			952,248

		Italy: 2.1%
25,902		Buzzi Unicem S.p.A.	385,070
26,365		ENI S.p.A.	589,241
11,208		Fiat S.p.A	147,110
45,884	@	Intesa Sanpaolo S.p.A.	151,230
57,472	@	Mediobanca S.p.A.	530,466
6,344		Prysmian S.p.A.	114,231
7,930		Saipem S.p.A.	296,117
323,990	@	Telecom Italia S.p.A.	452,971
468,024	@,S	UniCredito Italiano S.p.A.	1,226,553

			3,892,989

		Japan: 10.0%
5,501		Aisin Seiki Co., Ltd.	167,170
11,700		Asahi Breweries Ltd.	210,172
23,000		Asahi Glass Co., Ltd.	271,783
30,500		Bank of Yokohama Ltd.	158,582
13,305	S	Canon, Inc.	608,615
27		Central Japan Railway Co.	219,858
16,800		Chiba Bank Ltd.	106,394
14,800		Credit Saison Co., Ltd.	216,454
6,100		Daikin Industries Ltd.	230,033
8,688		Denso Corp.	253,544
1,650		Diamond Lease Co., Ltd.	63,881
5,100		East Japan Railway Co.	341,158
2,700		Eisai Co., Ltd.	92,282
6,200		Fanuc Ltd.	732,132
36,000		Fukuoka Financial Group, Inc.	156,196
44,428	S	Honda Motor Co., Ltd.	1,503,335
31,300		Itochu Corp.	271,173
5,300		JFE Holdings, Inc.	189,008
11,800		Kirin Brewery Co., Ltd.	169,056
13,105		Komatsu Ltd.	264,162
16,319		Kubota Corp.	143,334
1,300		Kyocera Corp.	130,528
35,584		Matsushita Electric Industrial Co., Ltd.	521,479
66,000		Mazda Motor Corp.	194,903
30,900		Mitsubishi Corp.	731,956
26,000		Mitsubishi Electric Corp.	231,725
23,000		Mitsubishi Heavy Industries Ltd.	92,646
217,600		Mitsubishi UFJ Financial Group, Inc.	1,133,921
44,100		Mitsui & Co., Ltd.	662,783
6,000		NGK Insulators Ltd.	118,248
10,500		Nidec Corp.	1,077,294
3,701		Nintendo Co., Ltd.	1,243,268
4,200		Nippon Telegraph & Telephone Corp.	170,955
55,400	@	Nissan Motor Co., Ltd.	482,044
12,000		NSK Ltd.	91,537
176		NTT DoCoMo, Inc.	273,819
5,310		ORIX Corp.	485,334
11,600		Resona Holdings, Inc.	141,677
13,000		Ricoh Co., Ltd.	220,839
2,600		Shin-Etsu Chemical Co., Ltd.	149,878
1,700		SMC Corp.	243,662
20,633		Sony Corp.	706,453
4,300		Stanley Electric Co., Ltd.	87,913
30,200		Sumitomo Mitsui Financial Group, Inc.	998,770
82,900		Sumitomo Trust & Banking Co., Ltd.	501,342
31,600		Suzuki Motor Corp.	664,224
3,500		Takeda Pharmaceutical Co., Ltd.	150,274
18,900	S	Toyota Motor Corp.	730,257
3,220		Uni-Charm Corp.	312,986

			18,919,037

		Luxembourg: 0.6%
23,573	@,L	Evraz Group SA GDR — Reg S	850,132
8,546	@	L’OCCITANE International	16,766
12,763		SES S.A.	292,514

			1,159,412

		Macau: 0.1%

131,200	@	Sands China Ltd.	212,986

			212,986

		Malaysia: 0.0%
56,300	@	TM International Bhd	68,572

			68,572

		Mexico: 2.0%
17,016		America Movil SA de CV — Series L ADR	875,984
66,517	@	Cemex SA de CV ADR	790,222
183,797	@	Cemex SAB de C.V.	219,292
24,466		Fomento Economico Mexicano SA de CV ADR	1,157,976
21,049	@	Grupo Comercial Chedraui	58,126
71,596	@	Grupo Financiero Banorte SA de CV	287,844
9,738	@	Grupo Televisa S.A.	40,519
14,919		Grupo Televisa SA ADR	310,017

			3,739,980

		Netherlands: 6.0%
11,118		ASML Holding NV	364,801
15,846		Heineken NV	738,864
22,797		Koninklijke Philips Electronics NV	765,504
8,105	@	Randstad Holdings NV	410,672

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Foreign Fund
as of April 30, 2010 (Unaudited) (continued)

Shares			Value

		Netherlands (continued)
55,438		Royal Dutch Shell PLC	$1,739,536
67,305		Royal Dutch Shell PLC — Class A	2,096,342
68,073		Royal KPN NV	1,021,299
41,733		TNT NV	1,275,354
68,472		Unilever NV	2,083,112
23,279	@	X5 Retail Group N.V. GDR	826,884

			11,322,368

		Norway: 1.3%
21,849		DnB NOR ASA	258,586
191,897	@	Marine Harvest	178,059
63,143		Statoil ASA	1,526,780
36,555	@	Storebrand ASA	274,931
20,789	@	Telenor ASA	295,538

			2,533,894

		Papua New Guinea: 0.1%
68,005		Lihir Gold Ltd.	240,319

			240,319

		Poland: 1.6%
23,567	@	Bank Pekao S.A.	1,342,912
1,750	@	Bank Zachodni WBK S.A.	128,528
109,699		Powszechna Kasa Oszczednosci Bank Polski S.A.	1,579,681

			3,051,121

		Portugal: 0.2%
23,525		Galp Energia SGPS S.A.	377,160

			377,160

		Romania: 0.2%
2,650,000	@	SNP Petrom SA	277,693

			277,693

		Russia: 4.8%
8,577	@	CTC Media, Inc.	144,866
31,529		Magnit OAO GDR	590,881
15,900		Mechel OAO ADR	408,630
76,841	@	MMC Norilsk Nickel ADR	1,475,347
1,898		Mobile Telesystems Finance SA ADR	104,865
9,268		Novatek OAO GDR	694,379
2,300		Novorossiysk Commercial Sea Port GDR	30,643
2,774	@,L	OAO Gazprom ADR	76,285
151,467	@	OAO Rosneft Oil Co. GDR	1,212,177
1,317,272		Sberbank of Russian Federation	3,556,626
3,450	@	Sistema JSFC GDR	91,754
3,490	@	Uralkali GDR	74,335
106,106		VTB Bank OJSC GDR	565,849

			9,026,637

		South Africa: 1.3%
1,937		Anglogold Ashanti Ltd. ADR	81,050
53,682	@	Aspen Pharmacare Holdings Ltd.	604,113
10,873		Impala Platinum Holdings Ltd.	306,565
14,582		Massmart Holdings Ltd.	216,072
62,452		Shoprite Holdings Ltd.	663,221
37,680		Standard Bank Group Ltd.	580,530

			2,451,551

		South Korea: 1.4%
8,891		Hyundai Motor Co.	1,084,319
1,635		Posco	733,189
1,118		Samsung Electronics Co., Ltd.	850,059

			2,667,567

		Spain: 0.4%
9,193	@	Amadeus IT Holding SA	146,880
22,821		Cintra Concesiones DE Infrae	200,994
5,949		Inditex S.A.	368,203

			716,077

		Sweden: 1.3%
20,603		Atlas Copco AB — Class A	331,381
8,676		Hennes & Mauritz AB	553,604
37,131	@	Sandvik AB	532,194
16,139		Svenska Cellulosa AB — B Shares	210,290
4,609		Swedish Match AB	104,484
14,325		TeliaSonera AB	98,186
48,051	@	Volvo AB — B Shares	596,141

			2,426,280

		Switzerland: 7.9%
25,768	@	ABB Ltd.	494,269
20,409		Credit Suisse Group	936,728
848		Flughafen Zuerich AG	278,938
6,859		Holcim Ltd.	511,123
57,673		Nestle S.A.	2,821,993
21,096		Nobel Biocare Holding AG	462,386
61,892		Novartis AG	3,155,549
12,627		Roche Holding AG — Genusschein	1,993,667
1,244		Swatch Group AG — BR	364,447
8,069		Swiss Reinsurance	349,940
774		Swisscom AG	262,667
3,660		Syngenta AG	927,333
41,155	@	UBS AG — Reg	637,581
78,337		Xstrata PLC	1,285,035
1,746		Zurich Financial Services AG	387,079

			14,868,735

		Taiwan: 3.0%
317,411		Acer, Inc.	865,569
360,821		Asustek Computer, Inc.	695,743
79,000		High Tech Computer Corp.	1,058,574
433,000		HON HAI Precision Industry Co., Ltd.	2,032,731
3,361		MediaTek, Inc.	56,909
443,000		Taiwan Semiconductor Manufacturing Co., Ltd.	866,995

			5,576,521

		Thailand: 0.1%
1,219,000		Thai Beverage PCL	252,590

			252,590

		Ukraine: 1.0%
5,090,724	@	JSCB Ukrsotsbank	465,045
3,938,839	@	Raiffeisen Bank Aval	245,090
11,184,513	@	UkrTelecom	1,103,769

			1,813,904

		United Kingdom: 11.8%
19,524	@	Anglo American PLC	829,300
60,924		ARM Holdings PLC	234,986
328,390		Barclays PLC	1,686,885
31,951		BG Group PLC	540,058
40,792		BHP Billiton PLC	1,245,402
36,480	@	Cairn Energy PLC	222,631
4,055		Carnival PLC	175,661
26,854		Compass Group PLC	218,399
42,590	S	Diageo PLC	726,381
122,955		GlaxoSmithKline PLC	2,282,174
54,655		Imperial Tobacco Group PLC	1,557,019
123,087		Legal & General Group PLC	160,055
2,115,574	@	Lloyds TSB Group PLC	2,116,626
6,549	@	Lonmin PLC	189,206
16,172		Peter Hambro Mining PLC	288,919
18,632		Prudential PLC	163,578
44,678		Reckitt Benckiser PLC	2,320,938

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Foreign Fund
as of April 30, 2010 (Unaudited) (continued)

Shares			Value

		United Kingdom (continued)
42,498		Rio Tinto PLC	$2,197,175
3,177,810	@,I	Rolls-Royce Group PLC — C Shares	4,862
32,010		Rolls-Royce Group PLC	282,056
576,972	@	Royal Bank of Scotland Group PLC	472,139
10,035		SABMiller PLC	314,599
9,052		Shire PLC	199,400
8,051		Smith & Nephew PLC	83,470
130,443		Tesco PLC	865,194
718,013	S	Vodafone Group PLC	1,591,018
4,873		Whitbread PLC	113,878
96,229		WM Morrison Supermarkets PLC	425,739
76,234		WPP PLC	808,261

			22,316,009

		Total Common Stock (Cost $146,340,498)	176,888,684

EXCHANGE-TRADED FUNDS: 3.4%

		Emerging Markets: 1.0%
45,089	L	iShares MSCI Emerging Markets Index Fund	1,895,992

			1,895,992

		United States: 2.4%
45,112	L	Market Vectors — Gold Miners ETF	2,279,509
19,287	@	SPDR Gold Trust	2,225,334

			4,504,843

		Total Exchange-Traded Funds (Cost $6,231,319)	6,400,835

PREFERRED STOCK: 1.2%

		Brazil: 0.7%
6,778		Centrais Eletricas Brasileiras S.A.	118,150
13,766		Cia Brasileira de Distribuicao Grupo Pao de Acucar	468,515
35,671		Petroleo Brasileiro S.A.	672,480

			1,259,145

		Germany: 0.5%
5,128		Henkel KGaA — Vorzug	274,947
4,202		Porsche AG	242,938
4,322		Volkswagen AG	417,562

			935,447

		Total Preferred Stock (Cost $2,038,662 )	2,194,592

RIGHTS: 0.0%

		Brazil: 0.0%
59		Cia Brasileira de Distribuicao Grupo Pao de Acucar	—
			—
		Total Rights (Cost $—)	—
			—

		Total Long-Term Investments (Cost $154,610,479)	185,484,111

SHORT-TERM INVESTMENTS: 5.0%

		Affiliated Mutual Fund: 3.1%
5,841,952		ING Institutional Prime Money Market Fund — Class I	5,841,952

		Total Mutual Fund (Cost $5,841,952)	5,841,952

		Securities Lending CollateralCC: 1.9%
3,442,803		Bank of New York Mellon Corp. Institutional Cash Reserves, Series A(1)	3,442,803
173,707	I	Bank of New York Mellon Corp. Institutional Cash Reserves, Series B(1)(2)	138,966

		Total Securities Lending Collateral (Cost $3,616,510)	3,581,769

		Total Short-Term Investments (Cost $9,458,462)	9,423,721

	Total Investments in Securities
	(Cost $164,068,941)*	103.4%	$194,907,832
	Other Assets and Liabilities - Net	(3.4)	(6,392,679)

	Net Assets	100.0%	$188,515,153

@	Non-income producing security
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
cc	Securities purchased with cash collateral for securities loaned.
(1)	Collateral received from brokers for securities lending was invested in these short-term investments.
(2)	On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers defaulted debt obligations. The Fund’s position in Series B is being fair valued daily. Please see the accompanying Notes to Financial Statements for additional details on securities lending.
S	All or a portion of this security has been identified by the Fund to cover future collateral requirements for applicable futures, options, swaps, foreign currency contracts and/or when-issued or delayed-delivery securities.
I	Illiquid security
L	Loaned security, a portion or all of the security is on loan at April 30, 2010.

*	Cost for federal income tax purposes is $168,008,338.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$35,407,685
Gross Unrealized Depreciation	(8,508,191)

Net Unrealized Appreciation	$26,899,494

Percentage of
Industry	Net Assets

Advertising	0.1%
Aerospace/Defense	0.1
Agriculture	0.9
Apparel	0.2
Auto Manufacturers	4.2
Auto Parts & Equipment	0.3
Banks	19.6
Beverages	2.1
Building Materials	2.1
Chemicals	1.3
Coal	0.2
Commercial Services	0.2
Computers	1.7
Cosmetics/Personal Care	0.2
Distribution/Wholesale	0.9
Diversified Financial Services	0.9
Electric	1.3
Electrical Components & Equipment	0.5
Electronics	2.2
Engineering & Construction	4.0
Food	6.5
Food Service	0.1
Forest Products & Paper	0.5

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Foreign Fund
as of April 30, 2010 (Unaudited) (continued)

Percentage of
Industry	Net Assets

Hand/Machine Tools	0.4
Healthcare — Products	1.3
Healthcare — Services	0.1
Holding Companies — Diversified	1.4
Home Furnishings	0.6
Household Products/Wares	1.4
Insurance	1.8
Internet	0.2
Iron/Steel	1.8
Leisure Time	0.1
Lodging	0.1
Machinery — Construction & Mining	0.3
Machinery — Diversified	1.1
Media	0.7
Metal Fabricate/Hardware	0.2
Mining	9.0
Miscellaneous Manufacturing	0.2
Office/Business Equipment	0.4
Oil & Gas	7.2
Oil & Gas Services	0.3
Pharmaceuticals	6.8
Retail	1.4
Semiconductors	1.3
Software	0.3
Telecommunications	4.1
Toys/Games/Hobbies	0.7
Transportation	1.5
Water	0.2
Other Long-Term Investments	3.4
Short-Term Investments	5.0
Other Assets and Liabilities — Net	(3.4)

Net Assets	100.0%

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of April 30, 2010 in valuing the Fund’s assets and liabilities:

	Quoted Prices	Significant
	in Active Markets	Other	Significant
	for Identical	Observable	Unobservable	Fair Value
	Investments	Inputs#	Inputs	at
	(Level 1)	(Level 2)	(Level 3)	4/30/2010

Asset Table
Investments, at value
Common Stock
Australia	$10,886	$8,905,741	$—	$8,916,627
Austria	—	3,406,312	—	3,406,312
Belgium	—	795,958	—	795,958
Brazil	1,704,985	—	—	1,704,985
Canada	10,406,981	—	—	10,406,981
China	—	2,079,262	—	2,079,262
Czech Republic	—	2,553,612	—	2,553,612
Denmark	—	1,989,902	—	1,989,902
Finland	—	1,296,344	—	1,296,344
France	—	11,208,825	—	11,208,825
Germany	135,919	11,585,717	—	11,721,636
Greece	—	417,224	—	417,224
Hong Kong	—	2,784,881	—	2,784,881
Hungary	—	2,116,857	—	2,116,857
India	401,187	4,909,521	—	5,310,708
Indonesia	—	294,366	—	294,366
Ireland	—	1,020,554	—	1,020,554
Israel	952,248	—	—	952,248
Italy	—	3,892,989	—	3,892,989
Japan	—	18,919,037	—	18,919,037
Luxembourg	—	1,159,412	—	1,159,412
Macau	—	212,986	—	212,986
Malaysia	—	68,572	—	68,572
Mexico	3,739,980	—	—	3,739,980
Netherlands	—	11,322,368	—	11,322,368
Norway	—	2,533,894	—	2,533,894
Papua New Guinea	—	240,319	—	240,319
Poland	—	3,051,121	—	3,051,121
Portugal	—	377,160	—	377,160
Romania	277,693	—	—	277,693
Russia	5,766,619	3,260,018	—	9,026,637
South Africa	—	2,451,551	—	2,451,551
South Korea	—	2,667,567	—	2,667,567
Spain	146,880	569,197	—	716,077
Sweden	—	2,426,280	—	2,426,280
Switzerland	—	14,868,735	—	14,868,735
Taiwan	—	5,576,521	—	5,576,521
Thailand	—	252,590	—	252,590
Ukraine	245,090	1,568,814	—	1,813,904
United Kingdom	2,197,175	20,118,834	—	22,316,009

Total Common Stock	25,985,643	150,903,041	—	176,888,684

Exchange-Traded Funds	6,400,835	—	—	6,400,835
Preferred Stock	586,665	1,607,927	—	2,194,592
Short-Term Investments	9,284,755	—	138,966	9,423,721

Total Investments, at value	$42,257,898	$152,510,968	$138,966	$194,907,832

Other Financial Instruments+:
Forward foreign currency contracts	—	601,509	—	601,509

Total Assets	$42,257,898	$153,112,477	$138,966	$195,509,341

Liabilities Table
Other Financial Instruments+:
Futures	—	(434,507)	—	(434,507)

Total Liabilities	$—	$(434,507)	$—	$(434,507)

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund’s assets and liabilities during the period ended April 30, 2010:

	Beginning			Accrued	Total	Total Unrealized	Transfers	Transfers	Ending
	Balance			Discounts/	Realized	Appreciation/	Into	Out of	Balance
	10/31/2009	Purchases	Sales	(Premiums)	Gain/(Loss)	(Depreciation)	Level 3	Level 3	4/30/2010

Asset Table
Investments, at value
Short-Term Investments	$—	$—	$—	$—	$—	$—	$138,966	$—	$138,966

Total Investments, at value	$—	$—	$—	$—	$—	$—	$138,966	$—	$138,966

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Foreign Fund
as of April 30, 2010 (Unaudited) (continued)

As of April 30, 2010, total change in unrealized gain (loss) on Level 3 securities still held at period end and included in the change in net assets was $0.

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at measurement date which represents the amount due to/from the Fund. Swaps and written options are reported at their market value at measurement date.

Transfers in or out of Level 3 represents either the beginning value (for transfers in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio’s investments are categorized as Level 2 investments.

At April 30, 2010 the following forward foreign currency contracts were outstanding for the ING Foreign Fund:

			In		Unrealized
		Settlement	Exchange		Appreciation
Currency	Buy/Sell	Date	For	Value	(Depreciation)

Canadian Dollar
CAD 3,243,708	BUY	6/16/10	$3,161,484	$3,193,342	$31,858
EU Euro
EUR 2,689,222	BUY	6/16/10	3,618,388	3,581,139	(37,249)
EU Euro
EUR 2,404,309	BUY	6/16/10	3,259,181	3,201,732	(57,449)
EU Euro
EUR 2,419,785	BUY	6/16/10	3,271,936	3,222,340	(49,596)
Japanese Yen
JPY 374,440,302	BUY	6/16/10	4,151,223	3,988,012	(163,211)
South Korean Won
KRW 1,132,527,256	BUY	6/16/10	1,012,150	1,020,424	8,274

					$(267,373)

Czech Koruna
CZK 36,173,325	SELL	6/16/10	$1,929,656	$1,878,206	$51,450
EU Euro
EUR 15,478,325	SELL	6/16/10	21,107,792	20,611,924	495,868
EU Euro
EUR 3,670,310	SELL	6/16/10	4,834,621	4,887,619	(52,998)
EU Euro
EUR 3,533,556	SELL	6/16/10	4,641,622	4,705,508	(63,886)
Japanese Yen
JPY 248,912,893	SELL	6/16/10	2,665,129	2,651,070	14,059
Japanese Yen
JPY 125,527,409	SELL	6/16/10	1,329,549	1,336,942	(7,393)
Swedish Krona
SEK 7,338,803	SELL	6/16/10	1,010,683	1,013,408	(2,725)

					$434,375

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Greater China Fund
as of April 30, 2010 (Unaudited)

Shares			Value

COMMON STOCK: 99.8%

		China: 36.6%
2,057,000		Bank of China Ltd.	$1,058,913
235,000	@	BBMG Corp.	230,526
2,773,000		China Construction Bank	2,251,878
316,000		China High Speed Transmission Equipment Group Co., Ltd.	748,893
315,000		China Life Insurance Co., Ltd.	1,450,416
434,000		China National Materials Co. Ltd	282,044
1,500,000		China Petroleum & Chemical Corp.	1,202,699
215,500		China Shenhua Energy Co., Ltd.	924,736
572,000	@	China Southern Airlines Co., Ltd.	292,810
36,000		Dongfang Electrical Machinery Co., Ltd.	233,426
2,957,000		Industrial and Commercial Bank of China Ltd.	2,155,201
43,200		Inner Mongolia Yitai Coal Co.	239,501
358,000	@	Lingbao Gold Co., Ltd.	134,774
7,800		Mindray Medical International Ltd. ADR	297,960
834,000		PetroChina Co., Ltd.	960,405
57,500		Ping An Insurance Group Co. of China Ltd.	492,249
602,500	@	Real Gold Mining Ltd.	936,121
1,620,000		Shanghai Forte Land Co.	441,662
228,000		Shenguan Holdings Group Ltd.	210,814
261,000		Shimao Property Holdings Ltd.	399,432
21,700		Tencent Holdings Ltd.	448,759
418,000		Yanzhou Coal Mining Co., Ltd.	1,162,733
72,000		Zhaojin Mining Industry Co., Ltd.	138,448

			16,694,400

		Hong Kong: 36.8%
267,000		BOC Hong Kong Holdings Ltd.	639,005
84,000		Cheung Kong Holdings Ltd.	1,035,876
230,500		China Mobile Ltd.	2,256,375
218,160		China Overseas Land & Investment Ltd.	423,612
84,000		China Resources Enterprise	296,355
620,000		Chow Sang Sang Holdings International Ltd.	1,060,705
534,000		CNOOC Ltd.	939,291
31,836		Esprit Holdings Ltd.	228,049
1,686,000	@	Fook Woo Group Holdings Ltd.	564,595
1,456,000		Global Bio-Chem Technology Group Co., Ltd.	333,638
601,000	@	Glorious Property Holdings Ltd.	205,770
47,000		Henderson Land Development Co., Ltd.	296,235
70,700		Hong Kong Exchanges and Clearing Ltd.	1,155,357
122,500		HongKong Electric Holdings	722,841
230,000		Hysan Development Co., Ltd.	674,807
108,000		Kerry Properties Ltd.	498,197
29,500		Kingboard Chemicals Holdings	158,154
94,000		Li & Fung Ltd.	453,169
648,000	@	Melco International Development	291,142
180,000		MTR Corp.	630,782
558,000	@	New Environmental Energy Holdings Ltd.	135,137
333,000		New World Development Ltd.	590,645
265,000		Ports Design Ltd.	648,908
46,000		Shanghai Industrial Holdings Ltd.	198,742
76,000		Shougang Concord International Enterprises Co., Ltd.	13,733
57,000		Sun Hung Kai Properties Ltd.	790,251
281,000		Wharf Holdings Ltd.	1,519,735
25,000		Zhuzhou CSR Times Electric Co., Ltd.	52,782

			16,813,888

		Taiwan: 26.4%
791,637		AU Optronics Corp.	912,112
15,436		AU Optronics Corp. ADR	178,903
270,000		Cathay Financial Holding Co., Ltd.	432,011
795,179	@	China Life Insurance Co., Ltd.	629,323
20,199	@	Chunghwa Telecom Co., Ltd. ADR	394,284
1,300,000		E.Sun Financial Holding Co., Ltd.	577,950
568,000	@	Eva Airways Corp.	294,631
194,085		Far Eastern Textile Co., Ltd.	210,588
64,800		High Tech Computer Corp.	868,299
158,000		HON HAI Precision Industry Co., Ltd.	741,735
85,680	@	Hon Hai Precision Industry Co., Ltd. — GDR	858,650
87,000	@	Huaku Development Co. Ltd	236,940
312,195		InnoLux Display Corp.	455,761
528,000		Lite-On Technology Corp.	700,749
26,060		MediaTek, Inc.	441,249
108,000		Novatek Microelectronics Corp. Ltd.	370,194
823,000		Prince Housing & Development Corp.	376,424
226,519	@	Radium Life Tech Co., Ltd.	201,149
188,000		Taiwan Fertilizer Co., Ltd.	598,230
707,000		Taiwan Semiconductor Manufacturing Co., Ltd.	1,383,670
300,000		The Ambassador Hotel	331,778
1,193,000		United Microelectronics Corp.	600,220
236,000		Yulon Motor Co., Ltd.	274,102

			12,068,952

		Total Common Stock (Cost $38,706,378)	45,577,240

WARRANTS: 0.0%

		Hong Kong: 0.0%
9,400		Henderson Land Development Co., Ltd.	3,256
2,950		Kingboard Chemicals Holdings	7,281

		Total Warrants (Cost $-)	10,537

	Total Investments in Securities
	(Cost $38,706,378)*	99.8%	$45,587,777
	Other Assets and Liabilities - Net	0.2	112,185

	Net Assets	100.0%	$45,699,962

@	Non-income producing security
ADR	American Depositary Receipt
GDR	Global Depositary Receipt

*	Cost for federal income tax purposes is $40,299,756.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$8,273,615
Gross Unrealized Depreciation	(2,985,594)

Net Unrealized Appreciation	$5,288,021

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Greater China Fund
as of April 30, 2010 (Unaudited) (continued)

Percentage of
Industry	Net Assets

Airlines	1.3%
Apparel	0.5
Auto Manufacturers	0.6
Banks	13.4
Biotechnology	0.7
Building Materials	0.5
Chemicals	1.7
Coal	5.1
Computers	4.4
Distribution/Wholesale	1.0
Diversified Financial Services	3.8
Electric	1.6
Electrical Components & Equipment	2.3
Electronics	5.9
Environmental Control	1.5
Food	0.5
Healthcare — Products	0.7
Holding Companies — Diversified	5.0
Insurance	6.6
Internet	1.0
Iron/Steel	0.0
Lodging	0.7
Machinery — Construction & Mining	0.6
Mining	2.6
Oil & Gas	6.8
Real Estate	13.5
Retail	4.2
Semiconductors	6.1
Telecommunications	5.8
Transportation	1.4
Other Assets and Liabilities — Net	0.2

Net Assets	100.0%

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of April 30, 2010 in valuing the Fund’s assets and liabilities:

	Quoted Prices	Significant
	in Active Markets	Other	Significant
	for Identical	Observable	Unobservable	Fair Value
	Investments	Inputs#	Inputs	at
	(Level 1)	(Level 2)	(Level 3)	4/30/2010

Asset Table
Investments, at value
Common Stock
China	$1,987,877	$14,706,523	$—	$16,694,400
Hong Kong	564,595	16,249,293	—	16,813,888
Taiwan	573,187	11,495,765	—	12,068,952

Total Common Stock	3,125,659	42,451,581	—	45,577,240

Warrants	—	10,537	—	10,537

Total Investments, at value	$3,125,659	$42,462,118	$—	$45,587,777

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Index Plus International Equity Fund
as of April 30, 2010 (Unaudited)

Shares			Value

COMMON STOCK: 96.8%

		Australia: 8.1%
5,746		AMP Ltd.	$32,975
170,173	@	Asciano Group	264,094
5,223		ASX Ltd.	157,907
31,909		Australia & New Zealand Banking Group Ltd.	706,761
13,631		Bendigo Bank Ltd.	123,263
35,308		BHP Billiton Ltd.	1,290,728
70,602		BlueScope Steel Ltd.	169,401
51,136		Brambles Ltd.	339,997
17,980		Commonwealth Bank of Australia	962,011
9,285		Computershare Ltd.	100,832
29,945		Crown Ltd.	225,783
8,712		CSL Ltd.	260,327
2,831		Macquarie Group Ltd.	129,094
19,169		National Australia Bank Ltd.	489,747
1,050		Newcrest Mining Ltd.	31,695
30,279		Nufarm Ltd.	212,573
11,849		Orica Ltd.	287,350
22,518		Origin Energy Ltd.	338,667
5,839		QBE Insurance Group Ltd.	113,127
2,885		Rio Tinto Ltd.	188,506
23,908		Suncorp-Metway Ltd.	197,583
21,186		Wesfarmers Ltd.	567,940
36,191		Westpac Banking Corp.	901,757
4,105		Woodside Petroleum Ltd.	170,232
16,525		Woolworths Ltd.	412,800
5,950		WorleyParsons Ltd.	145,101

			8,820,251

		Austria: 0.1%
1,009		Erste Bank der Oesterreichischen Sparkassen AG	44,798
2,208		Wiener Staedtische Allgemeine Versicherung AG	107,923

			152,721

		Belgium: 1.2%
16,047		Anheuser-Busch InBev NV	778,465
24,344	@	Anheuser-Busch InBev NV	162
24,625	@	Dexia S.A.	133,065
17,577		Fortis	53,991
1,850		Groupe Bruxelles Lambert S.A.	156,558
5,358		UCB S.A.	207,552

			1,329,793

		Denmark: 0.8%
1,331	@	Danske Bank A/S	34,749
10,911		H Lundbeck A/S	179,788
7,340		Novo-Nordisk A/S	603,920

			818,457

		Finland: 1.3%
5,188		Kesko OYJ	201,117
27,726	@	Nokia OYJ	338,965
18,772		Nokian Renkaat OYJ	441,259
920		Sampo OYJ	22,614
8,904		Wartsila OYJ	453,380

			1,457,335

		France: 8.0%
18,674		AXA S.A.	371,098
11,703		BNP Paribas	803,835
12,645		Carrefour S.A.	619,780
958		Casino Guichard Perrachon S.A.	84,566
1,369	@	CNP Assurances	115,238
6,865		Compagnie Generale des Etablissements Michelin	497,332
15,940		Credit Agricole S.A.	227,863
1,373		Eurazeo	95,195
29,603		France Telecom S.A.	648,060
4,318		Gaz de France	153,563
23,141		Groupe Eurotunnel S.A.	211,315
5,137		Lafarge S.A.	372,444
6,974	@	Renault S.A.	323,106
9,325	@	Sanofi-Aventis	636,139
6,138		Schneider Electric S.A.	696,839
6,226		Scor S.A.	146,864
6,480		Societe Generale	346,027
664		Sodexho Alliance S.A.	40,796
3,784		Technip S.A.	302,572
16,165		Total S.A.	879,495
2,284		Vallourec	454,935
24,309		Vivendi	637,685

			8,664,747

		Germany: 7.3%
4,610		Allianz AG	528,514
16,549		BASF AG	962,137
5,919		Bayer AG	378,089
881	@	DaimlerChrysler AG	45,331
8,063		Deutsche Bank AG	562,780
607		Deutsche Boerse AG	47,123
33,466		Deutsche Post AG	542,804
45,649		Deutsche Telekom AG	594,362
9,421		E.ON AG	347,426
2,337	@	Hannover Rueckversicheru — Reg	109,686
8,134		HeidelbergCement AG	503,669
394		Hochtief AG	32,522
29,468	@	Infineon Technologies AG	208,640
2,683		Muenchener Rueckversicherungs AG	378,125
8,106		RWE AG	666,785
13,475		SAP AG	650,144
11,777		Siemens AG	1,161,523
14,358	@	United Internet AG	215,852

			7,935,512

		Greece: 0.5%
9,608		EFG Eurobank Ergasias S.A.	77,236
1,535	@	National Bank of Greece S.A.	24,680
25,408	@	Public Power Corp.	415,937
1,047		Titan Cement Co. S.A.	27,860

			545,713

		Hong Kong: 2.3%
79,000		BOC Hong Kong Holdings Ltd.	189,069
7,000		Cheung Kong Holdings Ltd.	86,323
19,500		Chinese Estates Holdings Ltd.	33,202
29,000		CLP Holdings Ltd.	203,156
16,000		Hang Lung Group Ltd.	78,164
38,000		Hang Lung Properties Ltd.	136,697
3,470		Hang Seng Bank Ltd.	47,292
37,000		Hong Kong & China Gas	89,782
5,000		Hong Kong Exchanges and Clearing Ltd.	81,708
28,500		HongKong Electric Holdings	168,171
69,162		Hutchison Whampoa Ltd.	474,666
43,000		Hysan Development Co., Ltd.	126,160
8,000		Li & Fung Ltd.	38,568
17,000		New World Development Ltd.	30,153
28,000		Shangri-La Asia Ltd.	54,033
16,000		Sun Hung Kai Properties Ltd.	221,825
15,500		Swire Pacific Ltd.	173,213
1,550	@	Swire Properties Ltd.	7,022
25,000		Wharf Holdings Ltd.	135,208
31,000		Wheelock & Co., Ltd.	96,503

			2,470,915

		Italy: 4.4%
1,484		Altantia S.p.A.	31,584
8,557		Assicurazioni Generali S.p.A.	180,621
99,654		Banca Monte dei Paschi di Siena S.p.A.	137,978
12,908		Banche Popolari Unite Scpa	159,850
146,758		Enel S.p.A.	768,854

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Index Plus International Equity Fund
as of April 30, 2010 (Unaudited) (continued)

Shares			Value

		Italy (continued)
42,431		ENI S.p.A.	$948,305
7,241		Fondiaria-Sai S.p.A.	100,303
111,571	@	Intesa Sanpaolo S.p.A.	367,729
26,908		Intesa Sanpaolo S.p.A. — RNC	71,431
25,350		Italcementi S.p.A.	288,267
51,506		Mediaset S.p.A.	407,870
12,162		Saipem S.p.A.	454,146
25,316		Snam Rete Gas S.p.A.	120,229
136,601	@	Telecom Italia S.p.A.	190,982
209,207	@	UniCredito Italiano S.p.A.	548,270

			4,776,419

		Japan: 22.0%
9,700		Aeon Credit Service Co., Ltd.	105,786
9,100		Aisin Seiki Co., Ltd.	276,540
50,000		Ajinomoto Co., Inc.	469,616
48,000		Asahi Glass Co., Ltd.	567,198
16,000		Bank of Kyoto Ltd.	140,583
500		Benesse Corp.	22,989
19,185		Bridgestone Corp.	319,738
16,600		Canon, Inc.	759,339
44		Central Japan Railway Co.	358,287
11,000		Chiba Bank Ltd.	69,663
21,100		Chubu Electric Power Co., Inc.	490,230
10,900		Chugoku Electric Power Co., Inc.	208,228
8,000		Credit Saison Co., Ltd.	117,002
800		Denso Corp.	23,347
9,800		East Japan Railway Co.	655,559
3,000		Eisai Co., Ltd.	102,536
6,000		Fuji Heavy Industries Ltd.	33,580
1,000		Fuji Photo Film Co., Ltd.	34,272
21,000		Gunma Bank Ltd.	113,284
55,000		Hokugin Financial Group, Inc.	109,360
11,400		Honda Motor Co., Ltd.	385,748
3,100		Idemitsu Kosan Co., Ltd.	256,788
60,960		Itochu Corp.	528,137
1,100		Japan Petroleum Exploration Co.	56,172
37		Japan Tobacco, Inc.	128,221
16,200		JFE Holdings, Inc.	577,723
53,000		Kajima Corp.	134,666
900		Kansai Electric Power Co., Inc.	20,026
10,900		Kao Corp.	265,763
21,000		Keisei Electric Railway Co., Ltd.	124,326
5,000		Kuraray Co., Ltd.	65,455
20,200		Kyushu Electric Power Co., Inc.	408,663
5,800		Mabuchi Motor Co., Ltd.	319,683
7,300		Makita Corp.	226,276
15,000		Mitsubishi Estate Co., Ltd.	270,412
57,000		Mitsubishi Gas Chemical Co., Inc.	343,708
120,997		Mitsubishi UFJ Financial Group, Inc.	630,520
28,092		Mitsui & Co., Ltd.	422,197
15,452		Mitsui Fudosan Co., Ltd.	286,160
8,700		Mitsui Sumitomo Insurance Group Holdings, Inc.	250,060
105,124		Mizuho Financial Group, Inc.	202,419
8,000		Murata Manufacturing Co., Ltd.	473,429
3,800		Nidec Corp.	389,878
1,000		Nintendo Co., Ltd.	335,927
27,000		Nippon Electric Glass Co., Ltd.	411,732
124,000		Nippon Steel Corp.	439,935
10,900		Nippon Telegraph & Telephone Corp.	443,669
39,966		Nishi-Nippon City Bank Ltd.	115,017
50,700	@	Nissan Motor Co., Ltd.	441,149
31,000		Nisshin Seifun Group, Inc.	381,075
4,496	@	NKSJ Holdings, Inc.	32,642
27,800		Nomura Holdings, Inc.	192,157
251		NTT DoCoMo, Inc.	390,504
2,700		Oriental Land Co., Ltd.	191,198
1,410		ORIX Corp.	128,874
35,000		Osaka Gas Co., Ltd.	121,796
28,000		Ricoh Co., Ltd.	475,654
5,500		Rohm Co., Ltd.	407,605
8,600		Sankyo Co., Ltd.	396,972
27,400		Sapporo Hokuyo Holdings, Inc.	126,113
8,000		Sekisui House Ltd.	76,257
4,600		Shinko Electric Industries	81,674
15,700		Sony Corp.	537,552
46,300		Sumitomo Corp.	557,540
42,600		Sumitomo Electric Industries Ltd.	524,234
78,000		Sumitomo Heavy Industries	512,770
16,100		Sumitomo Mitsui Financial Group, Inc.	532,457
24,100		Sumitomo Rubber Industries, Inc.	215,422
32,000		Sumitomo Trust & Banking Co., Ltd.	193,522
2,500		Sysmex Corp.	149,979
15,751		Takeda Pharmaceutical Co., Ltd.	676,275
7,600		Terumo Corp.	387,185
11,449		Tokio Marine Holdings, Inc.	340,844
1,300		Tokyo Electric Power Co., Inc.	32,625
12,000		Toppan Printing Co., Ltd.	109,432
11,000		Tosoh Corp.	30,969
31,790		Toyota Motor Corp.	1,228,301
6,290		USS Co., Ltd.	430,756
24		West Japan Railway Co.	87,236
7,000		Yamaguchi Financial Group, Inc.	70,092
13,100		Yamato Kogyo Co., Ltd.	416,379

			23,967,087

		Kazakhstan: 0.4%
24,970		Eurasian Natural Resources Corp.	462,950

			462,950

		Netherlands: 5.6%
8,320	@	Aegon NV	58,190
6,152		Fugro NV	400,454
2,583		Heineken NV	120,440
36,323	@	James Hardie Industries NV	254,664
737		Koninklijke DSM NV	32,919
22,620		Koninklijke Philips Electronics NV	759,561
1,600		Koninklijke Vopak NV	131,234
9,256	@	Randstad Holdings NV	468,992
525		Royal Dutch Shell PLC	16,473
36,949		Royal Dutch Shell PLC — Class A	1,150,847
44,130		Royal Dutch Shell PLC — Class B	1,330,458
30,087		Royal KPN NV	451,395
31,784		Unilever NV	966,959

			6,142,586

		New Zealand: 0.2%
139,502		Telecom Corp. of New Zealand Ltd.	218,161

			218,161

		Norway: 0.3%
2,800		DnB NOR ASA	33,138
9,600		Yara International ASA	333,114

			366,252

		Portugal: 0.7%
82,419		Energias de Portugal S.A.	294,959
41,237		Jeronimo Martins	426,698

			721,657

		Singapore: 1.1%
28,000		DBS Group Holdings Ltd.	308,308
16,000		Jardine Cycle & Carriage Ltd.	351,794
11,000		Oversea-Chinese Banking Corp.	69,860
6,000		Singapore Exchange Ltd.	35,572
10,000		Singapore Telecommunications Ltd.	22,058
81,000		StarHub Ltd.	137,486
9,000		United Overseas Bank Ltd.	131,669
35,000		United Overseas Land Ltd.	97,152

			1,153,899

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Index Plus International Equity Fund
as of April 30, 2010 (Unaudited) (continued)

Shares			Value

		Spain: 3.7%
43,006		Banco Bilbao Vizcaya Argentaria S.A.	$565,623
4,165		Banco Popular Espanol S.A.	29,491
94,962		Banco Santander Central Hispano S.A.	1,207,476
36,878		Corp. Mapfre S.A.	120,707
8,698		Inditex S.A.	538,348
7,223		Red Electrica de Espana	342,222
54,483		Telefonica S.A.	1,233,236

			4,037,103

		Sweden: 2.9%
12,419		Atlas Copco AB — Class A	199,748
28,616		Atlas Copco AB — Class B	414,556
4,190		Getinge AB	93,660
10,492		Investor AB	198,489
8,362		Kinnevik Investment AB	153,476
30,905		Nordea Bank AB	301,516
4,364		Ratos AB	136,568
35,764		Svenska Cellulosa AB — B Shares	466,002
2,269		Svenska Handelsbanken AB	63,626
20,980		Swedish Match AB	475,609
52,076		Telefonaktiebolaget LM Ericsson	600,985

			3,104,235

		Switzerland: 8.1%
24,725	@	ABB Ltd.	474,263
17,108		Compagnie Financiere Richemont S.A.	631,011
14,176		Credit Suisse Group	650,647
8,076		Holcim Ltd.	601,812
28,880		Nestle S.A.	1,413,125
26,554		Novartis AG	1,353,849
8,786		Roche Holding AG — Genusschein	1,387,214
1,639		Swatch Group AG — BR	480,167
5,712		Swiss Reinsurance	247,721
2,121		Synthes, Inc.	240,673
31,929	@	UBS AG — Reg	494,650
23,241		Xstrata PLC	381,244
1,957		Zurich Financial Services AG	433,857

			8,790,233

		United Kingdom: 17.8%
12,427	@	Anglo American PLC	527,848
18,453		AstraZeneca PLC	815,380
3,953	@	Autonomy Corp. PLC	108,436
46,057		Aviva PLC	243,475
31,832		BAE Systems PLC	166,839
140,509		Barclays PLC	721,772
44,777		BG Group PLC	756,852
12,626		BHP Billiton PLC	385,479
167,983		BP PLC	1,465,140
34,121		British American Tobacco PLC	1,072,927
47,995		Compass Group PLC	390,334
32,143		Diageo PLC	548,205
1,817	@	EnQuest PLC	2,744
10,973		Firstgroup PLC	63,766
46,676		GlaxoSmithKline PLC	866,356
6,012		Group 4 Securicor PLC	24,472
197,245		HSBC Holdings PLC	2,008,439
20,364		ICAP PLC	117,489
19,325		Imperial Tobacco Group PLC	550,533
24,292		Inmarsat PLC	282,649
63,813		International Power PLC	323,003
23,873		Invensys PLC	122,947
16,144		Investec PLC	127,685
19,699		J Sainsbury PLC	101,519
16,017		Kazakhmys PLC	339,333
74,682		Kingfisher PLC	284,621
317,084	@	Lloyds TSB Group PLC	317,242
10,552		London Stock Exchange Group PLC	109,775
45,750		Man Group PLC	168,897
58,595		National Grid PLC	565,030
105,326	@	Old Mutual PLC	185,888
33,667		Pearson PLC	538,033
8,605		Petrofac Ltd.	148,825
17,704		Prudential PLC	155,431
14,229		Reckitt Benckiser PLC	739,170
15,454		Rio Tinto PLC	798,982
6,145,830	@	Rolls-Royce Group PLC — C Shares	9,403
63,287		Rolls-Royce Group PLC	557,653
17,127		Royal & Sun Alliance Insurance Group	31,700
35,885	@	Royal Bank of Scotland Group PLC	29,365
3,394		Shire PLC	74,764
20,899		Smith & Nephew PLC	216,673
24,683		Standard Chartered PLC	658,409
10,166		Standard Life PLC	30,928
26,641		Tesco PLC	176,703
20,909		Tomkins PLC	79,101
696		Unilever PLC	20,915
557,113		Vodafone Group PLC	1,234,486
1,520		Whitbread PLC	35,521
3,735		WPP PLC	39,600

			19,340,737

		Total Common Stock (Cost $97,738,483)	105,276,763

REAL ESTATE INVESTMENT TRUSTS: 1.3%

		Australia: 0.4%
79,151		CFS Retail Property Trust	139,568
104,611		Mirvac Group	134,240
18,646		Westfield Group	220,236

			494,044

		France: 0.3%
1,285	@	Fonciere Des Regions	132,970
1,199		Gecina S.A.	123,270
439		Unibail	82,971

			339,211

		Hong Kong: 0.1%
29,000		Link Real Estate Investment Trust	71,145

			71,145

		Japan: 0.3%
59		Japan Prime Realty Investment Corp.	140,623
109		Japan Retail Fund Investment Corp.	146,702

			287,325

		Singapore: 0.2%
83,000		Ascendas Real Estate Investment Trust	115,880
72,000		CapitaMall Trust	101,558

			217,438

		United Kingdom: 0.0%
6,132		Segro PLC	28,945

			28,945

		Total Real Estate Investment Trusts (Cost $1,314,043)	1,438,108

PREFERRED STOCK: 0.2%

		Germany: 0.2%
1,126		Henkel KGaA — Vorzug	60,373
1,567		RWE AG	120,023

		Total Preferred Stock (Cost $182,648)	180,396

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Index Plus International Equity Fund
as of April 30, 2010 (Unaudited) (continued)

Shares			Value

RIGHTS: 0.0%

		Australia: 0.0%
6,055		Nufarm Ltd.	$10,625

		Total Rights (Cost $—)	10,625

	Total Investments in Securities
	(Cost $99,235,174)*	98.3%	$106,905,892
	Other Assets and Liabilities - Net	1.7	1,874,876

	Net Assets	100.0%	$108,780,768

@	Non-income producing security

*	Cost for federal income tax purposes is $103,854,870.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$11,364,236
Gross Unrealized Depreciation	(8,313,214)

Net Unrealized Appreciation	$3,051,022

Percentage of
Industry	Net Assets

Aerospace/Defense	0.7%
Agriculture	2.1
Auto Manufacturers	2.3
Auto Parts & Equipment	2.1
Banks	15.7
Beverages	1.3
Biotechnology	0.2
Building Materials	2.4
Chemicals	2.1
Commercial Services	1.0
Computers	0.1
Cosmetics/Personal Care	0.2
Distribution/Wholesale	1.7
Diversified	0.6
Diversified Financial Services	1.2
Electric	5.1
Electrical Components & Equipment	0.6
Electronics	2.2
Engineering & Construction	0.7
Entertainment	0.5
Food	4.9
Food Service	0.4
Forest Products & Paper	0.4
Gas	0.3
Hand/Machine Tools	0.2
Healthcare — Products	1.0
Holding Companies — Diversified	0.9
Home Builders	0.1
Home Furnishings	0.5
Household Products/Wares	0.8
Insurance	4.0
Internet	0.2
Investment Companies	0.7
Iron/Steel	1.5
Lodging	0.3
Machinery — Construction & Mining	0.6
Machinery — Diversified	0.5
Media	1.5
Metal Fabricate/Hardware	0.4
Mining	4.3
Miscellaneous Manufacturing	1.7
Office Property	0.1
Office/Business Equipment	1.1
Oil & Gas	6.8
Oil & Gas Services	1.2
Pharmaceuticals	6.3
Real Estate	1.4
Retail	2.7
Semiconductors	0.6
Shopping Centers	0.6
Software	0.7
Telecommunications	6.2
Textiles	0.1
Toys/Games/Hobbies	0.3
Transportation	2.2
Other Assets and Liabilities — Net	1.7

Net Assets	100.0%

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of April 30, 2010 in valuing the Fund’s assets and liabilities:

	Quoted Prices
	in Active	Significant
	Markets	Other	Significant
	for Identical	Observable	Unobservable	Fair Value
	Investments	Inputs#	Inputs	at
	(Level 1)	(Level 2)	(Level 3)	4/30/2010

Asset Table
Investments, at value
Common Stock
Australia	$—	$8,820,251	$—	$8,820,251
Austria	—	152,721	—	152,721
Belgium	162	1,329,631	—	1,329,793
Denmark	—	818,457	—	818,457
Finland	—	1,457,335	—	1,457,335
France	—	8,664,747	—	8,664,747
Germany	594,362	7,341,150	—	7,935,512
Greece	—	545,713	—	545,713
Hong Kong	—	2,470,915	—	2,470,915
Italy	—	4,776,419	—	4,776,419
Japan	698,853	23,268,234	—	23,967,087
Kazakhstan	—	462,950	—	462,950
Netherlands	—	6,142,586	—	6,142,586
New Zealand	—	218,161	—	218,161
Norway	—	366,252	—	366,252
Portugal	—	721,657	—	721,657
Singapore	—	1,153,899	—	1,153,899
Spain	1,207,476	2,829,627	—	4,037,103
Sweden	—	3,104,235	—	3,104,235
Switzerland	—	8,790,233	—	8,790,233
United Kingdom	2,810,165	16,530,572	—	19,340,737

Total Common Stock	5,311,018	99,965,745	—	105,276,763

Real Estate Investment Trusts	—	1,438,108	—	1,438,108
Preferred Stock	—	180,396	—	180,396
Rights	—	10,625	—	10,625

Total Investments, at value	$5,311,018	$101,594,874	$—	$106,905,892

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING International Capital Appreciation Fund
as of April 30, 2010 (Unaudited)

Shares			Value

COMMON STOCK: 93.2%

		Australia: 6.3%
47,033		BHP Billiton Ltd.	$1,719,350
48,437		CSL Ltd.	1,447,365
25,397		Macquarie Group Ltd.	1,158,104
30,100		Rio Tinto Ltd.	1,966,738

			6,291,557

		Belgium: 1.3%
25,690		Anheuser-Busch InBev NV	1,246,262

			1,246,262

		Brazil: 4.8%
72,547		Banco Itau Holding Financeira S.A. ADR	1,572,819
27,857		Petroleo Brasileiro SA ADR	1,181,973
65,481		Vale S.A. ADR	2,005,683

			4,760,475

		Canada: 5.1%
57,265		Cameco Corp.	1,409,292
81,911		Manulife Financial Corp.	1,473,579
24,306		Shoppers Drug Mart Corp.	840,110
39,470		Suncor Energy, Inc.	1,348,690

			5,071,671

		Chile: 0.9%
26,259		Sociedad Quimica y Minera de Chile SA ADR	945,324

			945,324

		China: 6.8%
1,060,000	L	China Communications Construction Co., Ltd.	999,440
413,500		China Merchants Bank Co., Ltd.	1,013,680
1,365,000		Industrial and Commercial Bank of China Ltd.	994,877
16,131	@,L	New Oriental Education & Technology Group ADR	1,509,378
844,000		PetroChina Co., Ltd.	971,921
64,100		Tencent Holdings Ltd.	1,325,596

			6,814,892

		Denmark: 2.8%
14,761		Novo-Nordisk A/S	1,214,504
26,276	@	Vestas Wind Systems A/S	1,603,298

			2,817,802

		France: 7.0%
66,819		AXA S.A.	1,327,856
22,122		BNP Paribas	1,519,477
32,323		Electricite de France	1,732,315
15,195	L	Iliad S.A.	1,519,278
17,283		Total SA ADR	939,850

			7,038,776

		Germany: 5.4%
27,136		Adidas AG	1,598,994
15,093		Aixtron AG	476,819
16,213		Deutsche Boerse AG	1,258,656
10,927	L	SAP AG ADR	518,486
10,641		Wacker Chemie AG	1,554,356

			5,407,311

		Hong Kong: 4.8%
1,268,000	L	Agile Property Holdings Ltd.	1,469,083
234,315		Esprit Holdings Ltd.	1,678,453
338,425		Li & Fung Ltd.	1,631,529

			4,779,065

		India: 1.8%
11,988		HDFC Bank Ltd. ADR	1,787,651

			1,787,651

		Israel: 1.3%
21,384		Teva Pharmaceutical Industries Ltd. ADR	1,255,882

			1,255,882

		Italy: 1.2%
31,910		Saipem S.p.A.	1,191,564

			1,191,564

		Japan: 10.9%
29,300		Canon, Inc.	1,340,279
14,800		Fanuc Ltd.	1,747,671
7,600		Fast Retailing Co., Ltd.	1,151,644
185		Jupiter Telecommunications Co.	187,259
61,000		NGK Insulators Ltd.	1,202,186
19,400		Shin-Etsu Chemical Co., Ltd.	1,118,324
431		Sony Financial Holdings, Inc.	1,554,369
32,300		Toyota Motor Corp.	1,248,006
17,760		Yamada Denki Co., Ltd.	1,388,721

			10,938,459

		Luxembourg: 1.8%
20,390		Millicom International Cellular S.A.	1,800,029

			1,800,029

		Mexico: 1.1%
49,314		Wal-Mart de Mexico SA de CV ADR	1,144,731

			1,144,731

		Russia: 1.1%
46,110		OAO Gazprom ADR	1,070,674

			1,070,674

		South Africa: 1.0%
66,795		MTN Group Ltd.	982,625

			982,625

		South Korea: 2.0%
5,237	@	Samsung Electronics Co., Ltd. GDR	2,005,780

			2,005,780

		Spain: 2.0%
79,265		Banco Santander Central Hispano S.A.	1,007,883
44,362		Telefonica S.A.	1,004,145

			2,012,028

		Sweden: 1.3%
82,113	L	Atlas Copco AB — Class A	1,320,713

			1,320,713

		Switzerland: 7.0%
53,410	@	ABB Ltd.	1,024,484
23,286		Credit Suisse Group	1,068,776
74,752	@,L	Logitech International S.A.	1,224,438
23,480		Nestle S.A.	1,148,898
21,521		Novartis AG	1,097,243
9,193		Roche Holding AG — Genusschein	1,451,475

			7,015,314

		United Kingdom: 15.5%
480,878		ARM Holdings PLC	1,854,762
90,063	@	Autonomy Corp. PLC	2,470,551
67,473		BG Group PLC	1,140,476
148,720		British Sky Broadcasting PLC	1,392,095
193,882		ICAP PLC	1,118,594
174,575		Prudential PLC	1,532,670

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING International Capital Appreciation Fund
as of April 30, 2010 (Unaudited) (continued)

Shares			Value

		United Kingdom (continued)
109,827		Smith & Nephew PLC	$1,138,646
47,966		Standard Chartered PLC	1,279,474
206,960		Tesco PLC	1,372,711
57,234	L	Vedanta Resources PLC	2,187,851

			15,487,830

		Total Common Stock (Cost $79,416,208)	93,186,415

EXCHANGE-TRADED FUNDS: 0.5%

		Developed Markets: 0.4%
6,577		iShares MSCI EAFE Index Fund	357,986

			357,986

		United States: 0.1%
2,757		Vanguard Emerging Markets ETF	115,959

			115,959

		Total Exchange-Traded Funds (Cost $481,812)	473,945

		Total Long-Term Investments (Cost $79,898,020)	93,660,360

SHORT-TERM INVESTMENTS: 9.3%

		Securities Lending CollateralCC: 9.3%
9,225,554		Bank of New York Mellon Corp. Institutional Cash Reserves, Series A(1)	9,225,554
79,764	I	Bank of New York Mellon Corp. Institutional Cash Reserves, Series B(1)(2)	63,811

		Total Short-Term Investments (Cost $9,305,318)	9,289,365

	Total Investments in Securities
	(Cost $89,203,338)*	103.0%	$102,949,725
	Other Assets and Liabilities - Net	(3.0)	(2,954,532)

	Net Assets	100.0%	$99,995,193

@	Non-income producing security
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
cc	Securities purchased with cash collateral for securities loaned.
(1)	Collateral received from brokers for securities lending was invested in these short-term investments.
(2)	On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B)
to hold certain Lehman Brothers defaulted debt obligations. The Fund’s position in Series B is being fair valued daily. Please see the accompanying Notes to Financial Statements for additional details on securities lending.
I	Illiquid security
L	Loaned security, a portion or all of the security is on loan at April 30, 2010.

*	Cost for federal income tax purposes is $93,972,692.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$15,134,896
Gross Unrealized Depreciation	(6,157,863)

Net Unrealized Appreciation	$8,977,033

Percentage of
Industry	Net Assets

Apparel	1.6%
Auto Manufacturers	1.3
Banks	10.3
Beverages	1.3
Biotechnology	1.5
Chemicals	3.6
Commercial Services	1.5
Computers	1.2
Distribution/Wholesale	1.6
Diversified Financial Services	3.5
Electric	1.7
Electrical Components & Equipment	1.6
Electronics	1.2
Engineering & Construction	2.0
Food	2.5
Healthcare — Products	1.1
Insurance	5.9
Internet	2.8
Machinery — Construction & Mining	1.3
Machinery — Diversified	1.8
Media	1.6
Mining	9.3
Office/Business Equipment	1.3
Oil & Gas	6.7
Oil & Gas Services	1.2
Pharmaceuticals	5.0
Real Estate	1.5
Retail	6.2
Semiconductors	4.3
Software	3.0
Telecommunications	3.8
Other Long-Term Investments	0.5
Short-Term Investments	9.3
Other Assets and Liabilities — Net	(3.0)

Net Assets	100.0%

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING International Capital Appreciation Fund
as of April 30, 2010 (Unaudited) (continued)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of April 30, 2010 in valuing the Fund’s assets and liabilities:

	Quoted Prices	Significant
	in Active Markets	Other	Significant
	for Identical	Observable	Unobservable	Fair Value
	Investments	Inputs#	Inputs	at
	(Level 1)	(Level 2)	(Level 3)	4/30/2010

Asset Table
Investments, at value
Common Stock
Australia	$—	$6,291,557	$—	$6,291,557
Belgium	—	1,246,262	—	1,246,262
Brazil	3,187,656	1,572,819	—	4,760,475
Canada	5,071,671	—	—	5,071,671
Chile	—	945,324	—	945,324
China	1,509,378	5,305,514	—	6,814,892
Denmark	—	2,817,802	—	2,817,802
France	939,850	6,098,926	—	7,038,776
Germany	518,486	4,888,825	—	5,407,311
Hong Kong	—	4,779,065	—	4,779,065
India	1,787,651	—	—	1,787,651
Israel	1,255,882	—	—	1,255,882
Italy	—	1,191,564	—	1,191,564
Japan	—	10,938,459	—	10,938,459
Luxembourg	1,800,029	—	—	1,800,029
Mexico	1,144,731	—	—	1,144,731
Russia	1,070,674	—	—	1,070,674
South Africa	—	982,625	—	982,625
South Korea	2,005,780	—	—	2,005,780
Spain	1,007,883	1,004,145	—	2,012,028
Sweden	—	1,320,713	—	1,320,713
Switzerland	1,224,438	5,790,876	—	7,015,314
United Kingdom	—	15,487,830	—	15,487,830

Total Common Stock	22,524,109	70,662,306	—	93,186,415

Exchange-Traded Funds	473,945	—	—	473,945
Short-Term Investments	9,225,554	—	63,811	9,289,365

Total Investments, at value	$32,223,608	$70,662,306	$63,811	$102,949,725

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund’s assets and liabilities during the period ended April 30, 2010:

	Beginning			Accrued	Total	Total Unrealized	Transfers	Transfers	Ending
	Balance			Discounts/	Realized	Appreciation/	Into	Out of	Balance
	10/31/2009	Purchases	Sales	(Premiums)	Gain/(Loss)	(Depreciation)	Level 3	Level 3	4/30/2010

Asset Table
Investments, at value
Short-Term Investments	$—	$—	$—	$—	$—	$—	$63,811	$—	$63,811

Total Investments, at value	$—	$—	$—	$—	$—	$—	$63,811	$—	$63,811

As of April 30, 2010, total change in unrealized gain (loss) on Level 3 securities still held at period end and included in the change in net assets was $0.

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

Transfers in or out of Level 3 represents either the beginning value (for transfers in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING International Real Estate Fund
as of April 30, 2010 (Unaudited)

Shares			Value

COMMON STOCK: 54.8%

		Australia: 1.0%
676,100		Lend Lease Corp. Ltd.	$5,321,548

			5,321,548

		Canada: 1.1%
372,150		Brookfield Properties Co.	5,946,957

			5,946,957

		Hong Kong: 24.2%
2,172,965		Cheung Kong Holdings Ltd.	26,796,682
1,324,700		Great Eagle Holding Co.	3,707,012
1,130,700		Hang Lung Group Ltd.	5,523,784
2,089,900		Hang Lung Properties Ltd.	7,517,948
570,500		Henderson Land Development Co., Ltd.	3,595,790
2,228,100		Hongkong Land Holdings Ltd.	11,786,609
544,100		Hysan Development Co., Ltd.	1,596,358
1,368,000		Kerry Properties Ltd.	6,310,490
3,364,700		Sun Hung Kai Properties Ltd.	46,648,361
1,980,550		Wharf Holdings Ltd.	10,711,430
1,244,000		Wheelock & Co., Ltd.	3,872,567

			128,067,031

		India: 0.1%
382,800		Unitech Ltd. (Global Instrument, Issuer: Macquarie Group Ltd.)	733,499

			733,499

		Japan: 18.7%
53,300		Daito Trust Construction Co., Ltd.	2,841,240
477,400		Daiwa House Industry Co., Ltd.	5,136,688
2,159,800		Mitsubishi Estate Co., Ltd.	38,935,767
1,772,077		Mitsui Fudosan Co., Ltd.	32,817,574
950,500		Sumitomo Realty & Development Co., Ltd.	19,503,243

			99,234,512

		Norway: 1.1%
2,861,410	@	Norwegian Property ASA	5,662,146

			5,662,146

		Philippines: 0.4%
6,727,200		Ayala Land, Inc.	2,048,019

			2,048,019

		Singapore: 2.4%
2,529,600		CapitaLand Ltd.	6,833,018
739,800		City Developments Ltd.	5,683,551

			12,516,569

		Sweden: 1.4%
333,277		Castellum AB	3,017,117
261,120		Fabege AB	1,621,397
361,133		Hufvudstaden AB	2,755,015

			7,393,529

		Switzerland: 0.8%
68,850	@	Swiss Prime Site AG	4,071,338

			4,071,338

		Thailand: 0.2%
1,729,900	I	Central Pattana PCL	1,045,148

			1,045,148

		United Kingdom: 3.4%
683,000	I	Atrium European Real Estate Ltd.	4,055,733
1,229,740		Grainger PLC	2,609,831
311,440		Helical Bar PLC	1,595,044
4,875,400	@,I	LXB Retail Properties PLC	6,734,754
1,151,100		Safestore Holdings Ltd.	2,380,206
70,700	@,I	Yatra Capital Ltd.	384,438

			17,760,006

		Total Common Stock (Cost $269,194,444)	289,800,302

REAL ESTATE INVESTMENT TRUSTS: 42.1%

		Australia: 14.5%
1,793,600		CFS Retail Property Trust	3,162,688
3,438,700		Challenger Diversified Property Group	1,757,150
1,671,340		Charter Hall Group	1,167,646
4,130,009		Commonwealth Property Office Fund	3,520,583
12,583,957		Dexus Property Group	9,333,318
13,814,700		GPT Group	7,381,667
17,772,122		Macquarie Goodman Group	11,553,384
3,657,117		Mirvac Group	4,692,935
2,532,800		Stockland	9,232,783
2,135,379		Westfield Group	25,221,839

			77,023,993

		Canada: 2.2%
75,700		Calloway Real Estate Investment Trust	1,598,509
62,500		Canadian Real Estate Investment Trust	1,762,773
174,700		Cominar Real Estate Investment Trust	3,303,787
276,800		RioCan Real Estate Investment Trust	5,286,395

			11,951,464

		France: 6.0%
228,983		Klepierre	7,890,850
117,732		Mercialys	3,951,687
17,300		Societe Immobiliere de Location pour l’Industrie et le Commerce	2,038,167
93,722		Unibail	17,713,512

			31,594,216

		Hong Kong: 1.0%
2,130,400		Link Real Estate Investment Trust	5,226,431

			5,226,431

		Japan: 5.5%
460		Frontier Real Estate Investment Corp.	3,540,000
338		Japan Logistics Fund, Inc.	2,703,364
525		Japan Real Estate Investment Corp.	4,378,339
1,880		Japan Retail Fund Investment Corp.	2,530,281
1,224		Kenedix Realty Investment Corp.	4,018,008
171		Nippon Accommodations Fund, Inc.	893,371
357		Nomura Real Estate Office Fund, Inc.	2,009,921
602		Orix JREIT, Inc.	2,945,520
524		Tokyu Real Estate Investment Trust, Inc.	2,753,098
484		United Urban Investment Corp.	3,148,730

			28,920,632

		Netherlands: 1.2%
93,207		Corio NV	5,392,273
14,980		Vastned Retail NV	868,765

			6,261,038

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING International Real Estate Fund
as of April 30, 2010 (Unaudited) (continued)

Shares			Value

	Singapore: 3.2%
5,258,453	Ascendas Real Estate Investment Trust		$7,341,534
3,269,000	CapitaCommercial Trust		2,858,799
2,978,883	CapitaMall Trust		4,201,812
1,513,700	Frasers Centrepoint Trust		1,475,391
1,014,400	Suntec Real Estate Investment Trust		1,020,900

			16,898,436

	United Kingdom: 8.5%
1,432,832	British Land Co. PLC		10,175,036
311,860	Derwent Valley Holdings PLC		6,872,493
666,310	Great Portland Estates PLC		3,189,617
705,408	Hammerson PLC		4,117,790
1,913,925	Hansteen Holdings PLC		2,201,425
1,524,711	Land Securities Group PLC		15,247,882
701,224	Segro PLC		3,309,993

			45,114,236

	Total Real Estate Investment Trusts (Cost $193,909,826)		222,990,446

MUTUAL FUNDS: 1.3%

	Australia: 1.2%
11,717,400	** ING Office Fund		6,576,188

			6,576,188

	Luxembourg: 0.1%
70,064	@ Prologis European Properties		442,855

			442,855

	Total Mutual Funds (Cost $6,777,014)		7,019,043

WARRANTS: 0.0%

	Hong Kong: 0.0%
248,360	Henderson Land Development Co., Ltd.		86,028

	Total Warrants (Cost $—)		86,028

	Total Investments in Securities
	(Cost $469,881,284)*	98.2%	$519,895,819
	Other Assets and Liabilities - Net	1.8	9,555,760

	Net Assets	100.0%	$529,451,579

@	Non-income producing security
I	Illiquid security
**	Investment in affiliate

*	Cost for federal income tax purposes is $540,734,180.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$67,066,761
Gross Unrealized Depreciation	(87,905,122)

Net Unrealized Depreciation	$(20,838,361)

Percentage of
Industry	Net Assets

Apartments	0.2%
Closed-End Funds	0.1
Diversified	27.1
Engineering & Construction	0.1
Holding Companies — Diversified	2.0
Home Builders	1.0
Lodging	1.1
Office Property	3.9
Open-End Funds	1.2
Real Estate	50.1
Shopping Centers	10.0
Storage/Warehousing	0.5
Warehouse/Industrial	0.9
Other Assets and Liabilities — Net	1.8

Net Assets	100.0%

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of April 30, 2010 in valuing the Fund’s assets and liabilities:

	Quoted Prices	Significant
	in Active Markets	Other	Significant
	for Identical	Observable	Unobservable	Fair Value
	Investments	Inputs#	Inputs	at
	(Level 1)	(Level 2)	(Level 3)	4/30/2010

Asset Table
Investments, at value
Common Stock
Australia	$—	$5,321,548	$—	$5,321,548
Canada	5,946,957	—	—	5,946,957
Hong Kong	—	128,067,031	—	128,067,031
India	—	733,499	—	733,499
Japan	19,503,243	79,731,269	—	99,234,512
Norway	—	5,662,146	—	5,662,146
Philippines	—	2,048,019	—	2,048,019
Singapore	—	12,516,569	—	12,516,569
Sweden	—	7,393,529	—	7,393,529
Switzerland	—	4,071,338	—	4,071,338
Thailand	—	1,045,148	—	1,045,148
United Kingdom	—	17,760,006	—	17,760,006

Total Common Stock	25,450,200	264,350,102	—	289,800,302

Real Estate Investment Trusts	11,951,464	211,038,982	—	222,990,446
Mutual Funds	—	7,019,043	—	7,019,043
Warrants	—	86,028	—	86,028

Total Investments, at value	$37,401,664	$482,494,155	$—	$519,895,819

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING International SmallCap Multi-Manager Fund
as of April 30, 2010 (Unaudited)

Shares			Value

COMMON STOCK: 97.4%

		Australia: 5.1%
68,400	@	Aditya Birla Minerals Ltd.	$66,780
360,017		Amcor Ltd.	2,178,741
154,933		Ansell Ltd.	1,827,637
100,000		Aquarius Platinum Ltd.	657,076
51,313		Ausdrill Ltd.	97,377
425,481		Australian Pharmaceutical Industries Ltd.	218,315
70,065	@	Australian Worldwide Exploration Ltd.	158,347
53,251		Automotive Holdings Group	133,352
29,323	@	Avoca Resources Ltd.	59,374
89,000		Beach Petroleum Ltd.	64,038
182,960		Caltex Australia Ltd.	1,952,657
301,821	@	Cape Lambert Resources Ltd.	126,575
306,853		Centennial Coal Co., Ltd.	1,194,165
173,289		Computershare Ltd.	1,881,863
194,484		Crane Group Ltd.	1,616,889
3,549		CSG Ltd.	7,441
166,150		Emeco Holdings Ltd.	104,653
17,482	@,I	Felix Resources Ltd.	1,634
303,111	@	Futuris Corp. Ltd.	332,357
76,387	@	Gujarat NRE Minerals Ltd.	49,366
710,655		Hillgrove Resources Ltd.	243,015
536,494	@	Iluka Resources Ltd.	2,284,522
1,072,700		John Fairfax Holdings Ltd.	1,692,933
55,890		Melbourne IT Ltd.	93,293
145,270		New Hope Corp. Ltd.	659,861
63,778		NIB Holdings Ltd/Australia	74,462
46,000	@	OceanaGold Corp.	111,853
54,457	@	Pan Pacific Petroleum NL	13,440
36,239		RCR Tomlinson Ltd.	36,886
362,932	@	Roc Oil Co., Ltd.	145,388
1,098,221		Sigma Pharmaceuticals Ltd.	454,039
43,154	@	Silver Lake Resources Ltd.	47,960
50,439		Sims Group Ltd.	948,151
5,497		Sirtex Medical Ltd.	29,167
114,543		Skilled Group Ltd.	143,306
143,529		Sonic Healthcare Ltd.	1,823,779
28,375		Specialty Fashion Group Ltd.	35,858
73,318		Spotless Group Ltd.	189,898
50,570	@	Tap Oil Ltd.	50,817
574,854	@	Transpacific Industries Group Ltd.	664,605

			22,471,870

		Austria: 2.0%
40,000		Andritz AG	2,449,108
26,000		Kapsch TrafficCom AG	1,073,093
18,409		Mayr Melnhof Karton AG	1,790,310
25,661	@	RHI AG	856,765
40,000	I	Rosenbauer International AG	1,615,211
18,000		Schoeller-Bleckmann Oilfield Equipment AG	940,655
4,727		Strabag SE	123,075

			8,848,217

		Belgium: 1.6%
134,000	@	AGFA-Gevaert NV	993,960
7,300		Bekaert SA	1,305,193
5,138		Compagnie d’Entreprises CFE	285,282
2,758		D’ieteren SA	1,291,928
21,000		EVS Broadcast Equipment SA	1,154,798
3,954		Ion Beam Applications	40,116
11,457		Kinepolis Group NV	631,341
39,862		Nyrstar	517,319
44,377		Recticel S.A.	470,641
16,593		Tessenderlo Chemie NV	531,312

			7,221,890

		Bermuda: 0.7%
55,000	@	Dockwise Ltd.	1,594,042
6,361	@,L	Global Sources Ltd.	46,626
161,871		Lancashire Holdings Ltd.	1,147,800
44,000	@	Northern Offshore Ltd.	94,432
848,000		Regal Hotels International Holdings Ltd.	320,788

			3,203,688

		Canada: 3.8%
9,916		Aastra Technologies Ltd.	268,546
75,872		Alamos Gold, Inc.	1,127,100
78,000		Alimentation Couche-Tard, Inc.	1,455,109
7,100		Atco Ltd.	341,021
6,600	@	Canam Group, Inc.	54,188
6,200	@	Canfor Corp.	63,599
53,800	@	Capstone Mining Corp.	154,652
42,700	@	Cascades, Inc.	332,924
25,400	@	Celestica, Inc.	250,549
180,566	@	CGI Group, Inc. — Class A	2,673,472
80,361		Chemtrade Logistics Income Fund	1,026,070
2,100		Cogeco, Inc.	61,276
150,400	@	Compton Petroleum Corp.	143,619
10,800	@	Cott Corp.	90,372
6,800		Data Group Income Fund	60,650
49,400		Dorel Industries, Inc.	1,749,279
6,500	@	Dundee Corp.	89,585
23,800	@	Fairborne Energy Ltd.	103,794
1,884	@	FirstService Corp.	44,971
24,300	@	Flint Energy Services Ltd.	320,794
5,400	@	Fortress Paper Ltd.	106,852
9,800	@	Garda World Security Corp.	90,301
12,900		IESI-BFC Ltd.	253,225
2,700		Linamar Corp.	54,170
5,948		MDC Partners, Inc.	76,908
15,100		MI Developments, Inc.	204,907
14,946	@	Niko Resources Ltd.	1,638,351
5,794	@	North American Energy Partners, Inc.	65,356
175,300	@	Northgate Minerals Corp.	569,492
15,900		Onex Corp.	460,659
2,900		Quebecor, Inc.	103,176
44,500	@	Shore Gold, Inc.	37,675
71,034	@	Sino-Forest Corp.	1,262,920
8,535	@	Tesco Corp.	106,773
5,300	@	Transat AT, Inc.	63,341
28,000		West Fraser Timber Co., Ltd.	1,212,837

			16,718,513

		China: 1.3%
1,116,000	@	BaWang International Group Holding Ltd.	821,452
1,270,000		China Dongxiang Group Co.	862,023
1,693,000		China Gaoxian Fibre Fabric Holdings Ltd.	223,992
3,785	@	China Integrated Energy, Inc.	44,549
496,000		China Zaino International Ltd.	98,063
155,515	@	Concord Medical Services Holdings Ltd. ADR	1,129,039
1,636,000		Guangzhou Pharmaceutical Co., Ltd.	1,889,440
42,200		Jiangling Motors Corp. Ltd.	85,533
268,000		People’s Food Holdings Ltd.	134,835
250,000		Qingling Motors Co., Ltd.	61,375
1,776,000		SinoCom Software Group Ltd.	292,289
86,000		SunVic Chemical Holdings Ltd.	11,036
190,000		Xingda International Holdings Ltd.	128,052

			5,781,678

		Denmark: 0.8%
15,788		East Asiatic Co., Ltd. A/S	433,960
433		PER Aarsleff A/S	40,298

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING International SmallCap Multi-Manager Fund
as of April 30, 2010 (Unaudited) (continued)

Shares			Value

		Denmark (continued)
21,162		Solar Holdings A/S	$1,438,836
17,801	@	TK Development	86,841
26,500		TrygVesta A/S	1,635,905

			3,635,840

		Finland: 0.3%
18,640		HKScan Oyj	220,826
138,686	@	M-Real OYJ	481,888
60,344		Oriola-KD OYJ	293,075
16,923		Tietoenator OYJ	350,299

			1,346,088

		France: 5.8%
70,000	@	Alten	2,042,533
17,770		Arkema	741,311
2,567		Assystem	39,603
3,302		Boiron SA	133,986
9,233		Bonduelle S.C.A.	996,402
1,105	@	Bongrain SA	86,625
53,000		Bourbon S.A.	2,295,874
44,928	@	Bull SA	210,309
41,097	@	Club Mediterranee SA	688,425
4,346		Devoteam S.A.	118,938
93,608		Groupe Eurotunnel S.A.	854,793
15,247		Groupe Steria SCA	478,939
190,843		Havas SA	1,022,141
50,000	@	Meetic	1,381,037
49,937		NetGem SA	211,793
8,639		Nexans S.A.	681,019
57,660	@	Peugeot S.A.	1,702,957
1,875		Plastic Omnium S.A.	82,066
83,716		Rallye SA	3,079,805
31,517	@	Rhodia S.A.	727,937
26,000		Rubis	2,140,344
26,000		Saft Groupe SA	944,456
40,000	@	SeLoger.com	1,615,619
4,143		Sopra Group SA	314,424
44,000	@	Store Electronic	668,727
29,093		Sword Group	999,126
46,124	@	Valeo S.A.	1,542,752
7,158	@	Video Futur Entertainment Group S.A.	2,859
872		Virbac SA	96,274

			25,901,074

		Germany: 8.5%
100,000	@	Air Berlin PLC	533,912
18,500	@,L	Balda AG	76,301
60,095		Bechtle AG	1,792,152
14,424		Bertrandt AG	529,097
3,200	I	Bijou Brigitte AG	547,026
35,000		Bilfinger Berger AG	2,324,447
4,687	@	Centrotec Sustainable AG	81,470
6,363		Cewe Color Holding AG	238,989
100,000	@	Compugroup Holding AG	1,114,814
55,000	@	Demag Cranes AG	1,901,910
96,776	@	Deutsche Lufthansa AG	1,609,329
6,996		Duerr AG	165,150
3,487	@	Elmos Semiconductor AG	30,680
1,440		Euromicron AG	34,937
145,000	@	Freenet AG	1,691,371
4,683		Gerry Weber International AG	159,224
6,681		Gesco AG	352,165
40,000		GFK SE	1,511,293
26,000		Grenkeleasing AG	1,127,530
18,000	I	Hawesko Holding AG	617,546
2,106		Indus Holding AG	43,755
90,000	@	IWKA AG	1,360,615
26,643	@	Kabel Deutschland Holding AG	844,278
3,338	@	Kloeckner & Co. AG	88,234
5,341	@	Koenig & Bauer AG	99,700
87,915		Medion AG	1,171,131
33,000	@	Morphosys AG	674,914
78,443		MTU Aero Engines Holding AG	4,312,695
41,499		Norddeutsche Affinerie AG	2,097,298
3,613	L	OHB Technology AG	68,002
17,000	@	Open Business Club AG	613,287
6,931		R Stahl AG	188,326
50,927		Rheinmetall AG	3,538,220
78,000	@,I	SFC Smart Fuel Cell AG	596,829
57,094		Suedzucker AG	1,160,711
261		Takkt AG	2,862
37,122		Tipp24 SE	1,435,790
30,107	@	Tom Tailor Holding AG	517,310
144,204	@	TUI AG	1,595,751
3,309		VTG AG	54,039
60,000		Wirecard AG	672,481
1,364		Wuestenrot & Wuerttembergische	37,977

			37,613,548

		Greece: 0.1%
149,038		Aegean Airlines SA	591,240
3,045		Folli-Follie S.A.	70,056

			661,296

		Hong Kong: 5.3%
102,000		AMVIG Holdings Ltd.	74,771
4,464,000	@	Beijing Enterprises Water Group Ltd.	1,762,001
132,218	@	CDC Corp. — Class A	351,700
5,848,000		Champion Technology Holdings Ltd.	193,791
200,000		Chen Hsong Holdings	82,739
1,347,000		China Agri-Industries Holdings Ltd.	1,764,765
918,000		China Gas Holdings Ltd.	520,720
856,000	@	China Sci-Tech Holdings Ltd.	31,127
35,000		Chong Hing Bank Ltd.	68,045
5,374,000		Citic 1616 Holdings Ltd.	1,738,097
604,800	@	Dah Sing Banking Group Ltd.	816,803
135,500		Dickson Concepts International Ltd.	82,720
1,076,000	@	DMX Technologies Group Ltd.	300,000
148,000		Eagle Nice International Holdings Ltd.	59,750
452,000		First Pacific Co.	303,646
5,493,000	@	Fook Woo Group Holdings Ltd.	1,839,454
370,000	@	Fountain SET Holdings	61,625
4,194,000		Franshion Properties China Ltd.	1,191,004
263,000	@	Galaxy Entertainment Group Ltd.	122,513
970,000	@	Genesis Energy Holdings Ltd.	71,289
158,000		Giordano International Ltd.	73,075
5,605,840	@	Global Green Tech Group Ltd.	212,995
108,000		Glorious Sun Enterprises Ltd.	45,380
603,000		Goldlion Holdings Ltd.	212,126
122,000		Great Eagle Holding Co.	341,402
5,000		Guoco Group Ltd.	51,999
238,000		Hannstar Board International Holdings Ltd.	55,693
100,000		HKR International Ltd.	38,430
41,000		Hongkong & Shanghai Hotels	64,728
740,000		Huafeng Group Holdings Ltd.	64,245
176,000		Hung Hing Printing Group Ltd.	54,995
2,953,000		Hutchison Telecommunications Hong Kong Holdings Ltd	609,500
5,070,000		Inspur International Ltd.	520,607
106,000	@	Jinhui Holdings Ltd.	39,706
9,500	@	Jinhui Shipping & Transportation Ltd.	48,898
3,680,000		Lai Fung Holdings Ltd.	131,648
1,898,000		Lee & Man Paper Manufacturing Ltd.	1,657,800
98,000		Lippo Ltd.	31,675
750,000		Luk Fook Holdings International Ltd.	879,680

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING International SmallCap Multi-Manager Fund
as of April 30, 2010 (Unaudited) (continued)

Shares			Value

		Hong Kong (continued)
12,300	@	Nam Tai Electronics, Inc.	$61,746
660,000		Newocean Energy Holdings Ltd.	109,696
1,060,000	@	Next Media Ltd.	195,943
1,313,000		Pacific Andes Holdings Ltd.	362,564
255,000		Pacific Century Premium Developments Ltd.	102,809
3,255,000		Polytec Asset Holdings Ltd.	637,459
184,693	@	RCG Holdings Ltd./Hong Kong	198,520
102,000		Road King Infrastructure Ltd.	82,798
1,256,000		SIM Technology Group Ltd.	339,486
9,472,000		Sinolink Worldwide Holdings	1,491,975
790,000		Skyworth Digital Holdings Ltd.	712,900
316,000		Strong Petrochemical Holdings Ltd.	64,679
1,671,000		Techtronic Industries Co.	1,736,382
168,000		Texwinca Holdings Ltd.	179,463
746,000		Tomson Group Ltd.	308,669
938,000		VST Holdings Ltd.	346,641

			23,502,872

		India: 2.1%
347,241		Allahabad Bank	1,277,008
69,845		Andhra Bank	206,891
519,939		Apollo Tyres Ltd.	813,911
43,162		Bank of Baroda	663,770
42,651		Bank of Maharashtra	52,787
147,774		Canara Bank	1,417,949
169,896		Central Bank Of India	611,145
15,900	@	Chennai Petroleum Corp. Ltd.	99,262
27,351		Deepak Fertilizers & Petrochemicals Corp. Ltd.	70,627
810,122		Dena Bank	1,608,027
30,623		Gujarat Narmada Valley Fertilizers Co., Ltd.	82,256
43,200		Gujarat State Fertilisers & Chemicals Ltd.	250,843
57,600		JBF Industries Ltd.	204,882
179,534		KRBL Ltd.	111,893
107,845		Oriental Bank of Commerce	855,508
17,217		PSL Ltd.	59,030
38,290		Sonata Software Ltd.	51,540
25,377		Tamilnadu Newsprint & Papers Ltd.	56,263
35,927		Union Bank of India	250,582
111,194		Vijaya Bank	133,178
17,244		Zuari Industries Ltd.	255,586

			9,132,938

		Indonesia: 0.3%
2,032,000		Bank Mandiri	1,286,906

			1,286,906

		Ireland: 0.6%
74,820	@	Bank of Ireland — Dublin Exchange	164,128
80,000		DCC PLC	2,137,066
88,000		Grafton Group PLC	426,818
27,338		IFG Group PLC	43,679

			2,771,691

		Israel: 0.1%
80,000	@,I	Oridion Systems Ltd.	657,710

			657,710

		Italy: 3.3%
12,841	@	Amplifon S.p.A.	66,796
71,021	@	AS Roma S.p.A.	78,864
66,040		Autostrada Torino-Milano S.p.A.	923,429
190,000		Azimut Holding S.p.A.	2,141,041
27,114		Benetton Group S.p.A.	233,103
29,747		Brembo S.p.A.	233,730
110,000		Buzzi Unicem S.p.A. RNC	996,603
300,000	@	CIR-Compagnie Industriali Riunite S.p.A.	635,705
21,875		Danieli & Co. S.p.A.	552,471
131,288		Davide Campari-Milano S.p.A.	1,340,395
22,500		DiaSorin SpA	838,843
5,363	@	Engineering Ingegneria Informatica S.p.A.	173,581
25,804		Esprinet S.p.A.	258,273
26,437	@	Gruppo Coin S.p.A.	188,125
85,121	@	Indesit Co. S.p.A.	1,146,882
44,614		Landi Renzo S.p.A.	185,332
217,217	@	Natuzzi S.p.A. ADR	1,018,748
3,456	@	Prima Industrie S.p.A.	34,858
78,300		Prysmian S.p.A.	1,409,883
2,314,408	@	Seat Pagine Gialle S.p.A.	525,190
52,679		Societa Iniziative Autostradali e Servizi S.p.A.	484,732
31,880	@	Sorin S.p.A.	62,798
162,000		Zignago Vetro S.p.A.	937,784

			14,467,166

		Japan: 21.0%
768		Accordia Golf Co., Ltd.	845,079
22,452		Adores, Inc.	20,963
5,900		Aeon Fantasy Co., Ltd.	76,431
61,900		Aica Kogyo Co., Ltd.	645,311
63,000		Aichi Machine Industry Co., Ltd.	257,760
18,000		Aichi Steel Corp.	77,931
1,000		Alconix Corp.	39,467
295,200		Allied Telesis Holdings KK	429,058
5,500		Aloka Co., Ltd.	53,432
10,200		Alpen Co., Ltd.	178,910
2,900		Arakawa Chemical Industries Ltd.	36,431
3,900		Arc Land Sakamoto Co., Ltd.	48,289
104,400		Arcs Co., Ltd.	1,400,883
18,800		Argo Graphics, Inc.	212,995
6,700		Arnest One Corp.	69,131
94,726	@	Arrk Corp.	161,137
47,000		Asahi Diamond Industrial Co. Ltd	488,420
634	@	Asset Managers Holdings Co., Ltd.	82,225
12,900		Cawachi Ltd.	263,802
956,000		Chori Co., Ltd.	1,219,247
6,500		Chubu Steel Plate Co., Ltd.	42,213
67,000		Chuetsu Pulp & Paper Co., Ltd.	124,984
14,000		Chugai Ro Co., Ltd.	40,418
108,000		Chugoku Marine Paints Ltd.	808,791
192,000		Daido Steel Co., Ltd.	816,152
9,850	@	Daiei, Inc.	45,664
59,000		Daihatsu Diesel Manufacturing Co., Ltd.	269,865
78,000		Daiichi Jitsugyo Co., Ltd.	224,130
26,900		Daiichikosho Co., Ltd.	356,954
6,200		Daikoku Denki Co., Ltd.	110,209
5,700		Daimei Telecom Engineering Corp.	46,299
235,000		Daiwa Industries Ltd.	1,206,124
1,600		Doshisha Co., Ltd.	40,783
84,000		Dowa Holdings Co., Ltd.	466,327
31,591		DTS Corp.	381,661
6,900		Dydo Drinco, Inc.	256,006
13,000		Eighteenth Bank Ltd.	36,493
12,000		Excel Co., Ltd.	166,146
26,900		Exedy Corp.	709,738
1,216		Faith, Inc.	145,071
4,700		Fuji Electronics Co., Ltd.	60,068
57,600		Fuji Machine Manufacturing Co., Ltd.	977,425
24,700		Fuji Oil Co., Ltd.	343,128
54,727		Fuji Soft, Inc.	961,696
160,000		Fujikura Kasei Co., Ltd.	838,910
2,400		Fujimori Kogyo Co., Ltd.	34,586

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING International SmallCap Multi-Manager Fund
as of April 30, 2010 (Unaudited) (continued)

Shares			Value

		Japan (continued)
92		Fujishoji Co., Ltd.	$87,371
6,000		Fujitec Co., Ltd.	34,838
6,800		Fujitsu Frontech Ltd.	52,547
1,200		Fukuda Denshi Co., Ltd.	28,588
20,100		Furuno Electric Co., Ltd.	122,728
45,400	@	Futaba Industrial Co., Ltd.	366,810
107		Future Architect, Inc.	41,910
33	L	Gendai Agency, Inc.	34,565
48,300		Glory Ltd.	1,229,433
31	@	GungHo Online Entertainment, Inc.	91,645
10,700		Hakuto Co., Ltd.	111,973
4,100		Hibiya Engineering Ltd.	39,964
3,800		Hiday Hidaka Corp.	44,250
8,200		Hi-Lex Corp.	102,728
58,200		HIS Co., Ltd.	1,192,129
52,000		Hisaka Works Ltd.	593,817
4,000		Hitachi Medical Corp.	35,736
4,100		H-One Co. Ltd	43,457
11,000		Hudson Soft Co., Ltd.	46,694
19,300		Icom, Inc.	532,171
724	@	IDU Co.	61,436
33,100		Iida Home Max	328,973
10,200		Inaba Denki Sangyo Co., Ltd.	251,941
111,709		Inabata & Co., Ltd.	560,681
125,900		Ines Corp.	1,067,605
124		Infocom Corp.	172,608
6,700		Innotech Corp.	52,383
37		Internet Initiative Japan, Inc.	91,833
11,500		Itochu Enex Co., Ltd.	56,926
1,700		Itochu-Shokuhin Co., Ltd.	53,824
46,000		Iwatani International Corp.	132,977
455,000		JFE Shoji Holdings, Inc.	2,345,070
51,000		Jidosha Buhin Kogyo Co., Ltd.	161,114
24,000		JMS Co., Ltd.	99,194
97,000		JSP Corp.	1,142,707
1,675,000	@	Kanematsu Corp.	1,524,222
5,100		Kanematsu Electronics Ltd.	45,028
12,000		Kasai Kogyo Co., Ltd.	49,082
15,000		Kasumi Co., Ltd.	76,890
28,000		Kato Sangyo Co., Ltd.	435,685
2,900		Kita-Nippon Bank Ltd.	76,252
33,000		Koito Manufacturing Co., Ltd.	543,472
28,600	L	Kojima Co., Ltd.	243,368
58,000	@	Kumagai Gumi Co., Ltd.	49,636
17,600		Kura Corp.	311,109
93,200		Kuroda Electric Co., Ltd.	1,407,740
28,100		Kyoden Co., Ltd.	54,177
36,000		Kyodo Printing Co., Ltd.	104,926
436,000		Kyodo Shiryo Co., Ltd.	559,526
11,000		Kyorin Co., Ltd.	158,188
47,900		Lintec Corp.	909,886
7,500		Macnica, Inc.	173,012
16,000		Maeda Road Construction Co., Ltd.	137,145
5,100		Marubun Corp.	37,548
203,000		Marudai Food Co., Ltd.	561,488
19,000		Mercian Corp.	39,084
19,200		Mikuni Coca-Cola Bottling Co., Ltd.	152,203
96,227		Mimasu Semiconductor Industry Co., Ltd.	1,428,507
43,700		Miura Co., Ltd.	1,068,549
81,900		Modec, Inc.	1,497,708
51,550		Moshi Moshi Hotline, Inc.	1,060,898
64		MTI Ltd.	112,687
76,300		Musashi Seimitsu Industry Co., Ltd.	1,891,225
74,000		Nabtesco Corp.	932,573
13,000		Nagase & Co., Ltd.	155,072
61,183		Namura Shipbuilding Co., Ltd.	325,976
5,557		NEC Fielding Ltd.	74,887
2,800		NEC Leasing Ltd.	38,510
1,200		NEC Mobiling, Ltd.	30,350
100,900		NEC Networks & System Integration Corp.	1,234,425
41		Net One systems Co., Ltd.	59,431
59,700		Nichi-iko Pharmaceutical Co., Ltd.	1,875,152
9,000		Nichireki Co., Ltd.	45,365
69,500		Nidec Copal Corp.	1,156,028
74,100		Nifco, Inc.	1,657,053
107,000		Nihon Parkerizing Co., Ltd.	1,531,443
12,000		Nihon Yamamura Glass Co., Ltd.	39,076
161,000		Nippo Corp.	1,242,638
11,000		Nippon Meat Packers, Inc.	138,956
57,786		Nippon Road Co., Ltd.	151,360
4,000		Nippon Seiki Co., Ltd.	43,992
99,000		Nippon Shinyaku Co., Ltd.	1,139,574
94,000		Nippon Steel Trading Co., Ltd.	252,343
343,000		Nippon Thompson Co., Ltd.	2,326,114
49,400	@	NIS Group Co., Ltd.	14,746
370,000		Nishimatsu Construction Co., Ltd.	524,615
46,900		Nishimatsuya Chain Co., Ltd.	528,158
7,600		Nisshin Fudosan Co	55,065
9,000		Nissin Kogyo Co., Ltd.	146,328
117,100		Nitta Corp.	1,843,969
199,000		Nittetsu Mining Co., Ltd.	885,975
4,967		Nojima Corp.	49,557
6,500		Noritsu Koki Co., Ltd.	51,707
3,700		Noritz Corp.	56,194
57,000		Obayashi Road Corp.	132,885
2,510		Obic Co., Ltd.	503,422
4,200		Ohsho Food Service Corp.	108,715
44,700		Okabe Co., Ltd.	170,568
7,000		Pacific Industrial Co., Ltd.	38,672
68,000		Penta-Ocean Construction Co., Ltd.	113,887
314		Pilot Corp.	451,689
116,000		Prima Meat Packers Ltd.	130,630
1,200		Raito Kogyo Co., Ltd.	3,277
13,100		Resorttrust, Inc.	191,272
10,200		Right On Co., Ltd.	82,049
17,000		Ryoden Trading Co., Ltd.	98,601
6,600		Ryoyo Electro Corp.	67,278
6,200		Saison Information Systems Co., Ltd.	44,209
16,000		Sakata INX Corp.	72,255
42		Sammy NetWorks Co., Ltd.	164,994
15,000		San-Ai Oil Co., Ltd.	68,876
85,000		Sanki Engineering Co., Ltd.	688,715
4,900		Sanoh Industrial Co., Ltd.	39,148
10,500		Sanoyas Hishino Meisho Corp.	43,675
52,354		Sanshin Electronics Co., Ltd.	490,374
48		Sanyo Housing Nagoya Co., Ltd.	43,432
13,000		Seika Corp.	30,098
6,400		Seiren Co., Ltd.	39,460
17,000		Sekisui Jushi Corp.	157,283
645		Seven Bank Ltd.	1,264,683
4,800		Shin-Etsu Polymer Co., Ltd.	36,168
122,300		Shinko Plantech Co., Ltd.	1,132,927
421,000		Shinmaywa Industries Ltd.	1,835,050
243,000		Shinsho Corp.	547,197
39,000		Siix Corp.	500,243
15,000		Sinanen Co., Ltd.	65,857
4,800		Sintokogio Ltd.	40,006
69,900		Sojitz Corp.	126,056
46		SRI Sports Ltd.	45,331
78,700		Sumida Corp.	1,073,363
230,000		Sumikin Bussan Corp.	568,153
3,100		Sumisho Computer Systems Corp.	51,074
53,500		Sumitomo Densetsu Co., Ltd.	271,160
11,200		Sumitomo Titanium Corp.	439,410
25,700		Tachi-S Co., Ltd.	303,569
64		Tact Home Co., Ltd.	54,595

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING International SmallCap Multi-Manager Fund
as of April 30, 2010 (Unaudited) (continued)

Shares			Value

		Japan (continued)
96,000		Taihei Kogyo Co., Ltd.	$399,467
25,882		Taiho Kogyo Co., Ltd.	273,707
77,734		Taikisha Ltd.	1,362,711
230,000		Takasago International Corp.	1,164,621
29,850		Takefuji Corp.	120,261
13,000		Takiron Co., Ltd.	39,113
87,000		TBK Co., Ltd.	296,015
6,100		TECMO KOEI HOLDINGS CO Ltd.	48,950
41,000	@	Tekken Corp.	41,351
26,518		TKC Corp.	466,536
327,000		Toa Corp.	396,027
138,000		TOA Road Corp.	253,883
20,000		Toho Bank Ltd.	62,856
22,000		Toho Gas Co., Ltd.	111,326
12,100		Toho Pharmaceutical Co., Ltd.	194,249
358,000		Tokai Tokyo Financial Holdings	1,384,969
151,000		Tokyo Tekko Co., Ltd.	455,088
21,000	@	TOMONY Holdings, Inc.	72,210
248,000	@	Tonichi Carlife Group, Inc.	316,732
197,782		Topy Industries Ltd.	469,312
96		Tosei Corp.	37,794
8,000		Totetsu Kogyo Co., Ltd.	46,171
11,400		Touei Housing Corp.	123,647
223,800		Toyo Kohan Co., Ltd.	1,255,741
185,179		Toyo Securities Co., Ltd.	360,094
4,700		Trans Cosmos, Inc.	43,153
89,900		Trusco Nakayama Corp.	1,485,920
25,000		Tsumura & Co.	730,402
27,800		Tsuruha Holdings, Inc.	1,001,105
43,800		Tsutsumi Jewelry Co., Ltd.	1,024,322
125,000		Uchida Yoko Co., Ltd.	401,216
10,000		Union Tool Co.	298,962
41,334		Unipres Corp.	607,350
8,900		U-Shin Ltd.	86,216
7,500		VITAL KSK HOLDINGS, Inc.	44,724
12,500		Warabeya Nichiyo Co., Ltd.	149,317
8,800		Waseda Academy Co., Ltd.	63,592
11,900		Watabe Wedding Corp.	153,842
1,486		Works Applications Co., Ltd.	968,621
45		Wowow, Inc.	99,400
224,800		Yamazen Corp.	973,136
10,000		Yokohama Reito Co., Ltd.	71,681
53,000		Yonekyu Corp.	499,752
10,200		Yorozu Corp.	158,995
1,049,000		Yuasa Trading Co., Ltd.	1,086,528
7,000		Yurtec Corp.	32,241
31,100		Yushin Precision Equipment Co., Ltd.	520,014

			93,428,868

		Luxembourg: 0.5%
58,750	@	L’OCCITANE International	115,259
1,078,226		Regus PLC	1,898,105

			2,013,364

		Malaysia: 0.4%
87,500		Faber Group BHD	62,508
57,800		Hong Leong Bank BHD	157,099
26,900		Hong Leong Financial Group BHD	73,005
222,293		Kulim Malaysia BHD	513,950
1,028,900		Lion Industries Corp. Bhd	562,862
59,500		RHB Capital Berhad	114,771
261,000		Telekom Malaysia BHD	283,269
116,800	@	Titan Chemicals Corp.	47,311

			1,814,775

		Netherlands: 3.6%
5,297		Accell Group	239,542
13,915	@	AerCap Holdings NV	192,027
16,532		Beter BED Holdings NV	406,062
21,951		CSM	709,347
86,000	@	Delta Lloyd NV	1,843,074
44,300	@	Draka Holding	864,712
15,000		Exact Holding NV	376,174
29,700		Fugro NV	1,933,273
60,000		Imtech NV	1,892,220
125,309	@	James Hardie Industries NV	878,552
2,560		KAS Bank NV	42,964
21,225		Nutreco Holding NV	1,327,981
15,117		OPG Groep NV	280,321
28,988	@	Ordina NV	154,132
66,800		SBM Offshore NV	1,314,526
20,000	@	Smartrac NV	372,540
29,133	@	Teleplan International NV	90,307
90,000		Ten Cate NV	2,455,877
2,138		TKH Group NV	44,795
26,246	@	Unit 4 Agresso NV	685,961

			16,104,387

		Netherlands Antilles: 0.4%
48,467	@,L	Orthofix International NV	1,657,087

			1,657,087

		New Zealand: 0.7%
360,498		Fisher & Paykel Healthcare Corp.	920,576
378,794		Fletcher Building Ltd.	2,298,918

			3,219,494

		Norway: 0.5%
10,600	@	Copeinca ASA	90,009
213,950	@,L	Norske Skogindustrier ASA	327,193
550,000	@	Pronova BioPharma AS	1,757,182
5,800	L	Sparebanken Ost	33,546

			2,207,930

		Pakistan: 0.1%
1,100,563		Bank Alfalah Ltd.	149,362
165,800		Nishat Mills Ltd.	107,652
601,500		Pakistan Telecommunication Co., Ltd.	154,242

			411,256

		Poland: 0.0%
30,476	@	Netia SA	50,761

			50,761

		Singapore: 2.0%
265,000		Baker Technology Ltd.	97,169
73,609		China Yuchai International Ltd.	1,553,150
161,000		Chip Eng Seng Corp. Ltd.	47,333
263,000		CSE Global Ltd.	199,574
1,165,000		GuocoLeisure Ltd.	542,933
205,000		Hiap Seng Engineering Ltd.	102,304
217,000		Ho Bee Investment Ltd.	261,063
274,000		Hong Leong Asia Ltd.	949,966
16,000		Hong Leong Finance Ltd.	36,144
295,000		InnoTek Ltd.	131,477
29,000		Jardine Cycle & Carriage Ltd.	637,626
383,000		K1 Ventures Ltd.	45,963
1,223,000		LC Development Ltd.	167,010
113,000		Low Keng Huat Singapore Ltd.	38,246
216,000		Meiban Group Ltd.	46,619
347,000		Olam International Ltd.	654,748
101,000	@	OSIM International Ltd.	61,529
70,000		QAF Ltd.	37,617
548,000		SIA Engineering Co., Ltd.	1,466,644
674,000		Singapore Airport Terminal Services Ltd.	1,371,941
1,068,000		SMB United Ltd.	241,545
36,000		Soilbuild Group Holdings Ltd.	38,706
480,000	@	Sunningdale Tech Ltd.	87,674
128,000		Super Coffeemix Manufacturing Ltd.	79,793

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING International SmallCap Multi-Manager Fund
as of April 30, 2010 (Unaudited) (continued)

Shares			Value

		Singapore (continued)
58,000		Swissco International Ltd.	$36,100
437,000		Tiong Woon Corp. Holding Ltd.	162,994

			9,095,868

		South Korea: 1.9%
106,650	@	Doosan Infracore Co., Ltd.	2,118,894
10,000		GS Engineering & Construction Corp.	755,893
31,760		Hanil E-Wha Co., Ltd.	182,476
17,400		Hyundai DSF Co., Ltd.	136,672
7,250		Kolon Industries, Inc.	203,401
151		Namyang Dairy Products Co., Ltd.	72,479
14,425		Samsung SDI Co., Ltd.	1,921,772
41,577		SeAH Steel Corp.	1,460,671
14,320		Sebang Co., Ltd.	196,687
21,971		Taewoong Co., Ltd.	1,460,318
2,020		Youngone Corp.	59,551

			8,568,814

		Spain: 0.9%
9,485	@	Baron de Ley	460,573
5,942		Caja de Ahorros del Mediterraneo	47,542
79,600	@	Codere S.A.	838,555
2,680		Construcciones y Auxiliar de Ferrocarriles SA	1,470,012
25,547		Enagas	512,336
65,000		Laboratorios Farmaceuticos Rovi SA	566,261
8,638		Pescanova SA	246,739

			4,142,018

		Sweden: 1.4%
25,099	@	Billerud Aktiebolag	196,938
1,616		Cardo AB	51,959
25,929		Duni AB	209,647
218,882	@	Eniro AB	628,538
4,074	@	Entraction Holding AB	24,936
14,044		Industrial & Financial Systems	151,673
32,694	L	Industrivarden AB	447,529
11,164		Know It AB	104,400
141,617		NCC AB	2,184,207
8,294		New Wave Group AB	44,103
4,875		Nolato AB	49,980
18,700		Saab AB	289,402
80,000		Swedish Match AB	1,813,573

			6,196,885

		Switzerland: 6.5%
545	@	AFG Arbonia-Forster Holding	13,932
46,000		Bank Sarasin & Compagnie AG	1,789,272
5,325		Banque Cantonale Vaudoise	2,341,741
4,900		Bellevue Group AG	172,916
2,350	@	Bobst Group AG	93,572
3,140	@	Charles Voegele Holding AG	146,108
183,670	@,L	Clariant AG	2,534,131
1,701		Coltene Holding AG	89,963
6,500	@	Dufry Group	555,938
1,342		Emmi AG	209,002
4,208		Forbo Holding AG	1,746,522
63,000	@	Gategroup Holding AG	2,303,629
2,300		Gurit Holding AG	1,273,800
2,300		Helvetia Holding AG	702,790
28,214	@	Implenia AG	811,540
148,000		Julius Baer Holding AG — Reg	1,838,383
4,000		Kuoni Reisen Holding	1,417,982
14,949	@	Micronas Semiconductor Hold	82,822
75,000		Mobilezone Holding AG	622,691
13,383	I	Newave Energy Holding SA	570,849
21,102	@	Orior AG	984,361
10,100		Partners Group	1,352,238
3,935		Schindler Holding AG	345,656
7,054		Schweizerhall Holding AG	1,031,267
1,100		Sika AG	1,953,799
12,818		Valora Holding AG	3,220,202
95		Vetropack Holding AG	171,703
3,337		VZ Holding AG	293,187
25		Zehnder Group AG	41,200

			28,711,196

		Taiwan: 1.2%
17,000		Audix Corp.	13,503
61,000		Cameo Communications, Inc.	34,825
16,000		China Steel Structure Co., Ltd.	12,009
149,000		Chin-Poon Industrial Co.	116,375
286,000		Elitegroup Computer Systems Co., Ltd.	118,494
1,171,000	@	Far Eastern International Bank	380,455
664,000	@	Financial One Corp.	225,873
17,000		FSP Technology, Inc.	22,641
773,000		Gigabyte Technology Co., Ltd.	854,352
259,000		Hung Poo Real Estate Development Corp.	342,807
751,300		Inventec Co., Ltd.	433,158
76,000	@	Jean Co., Ltd.	39,507
385,000		King Yuan Electronics Co., Ltd.	182,275
126,480		Lingsen Precision Industries Ltd.	79,619
33,000		Long Bon International Co., Ltd.	16,604
95,000		Mercuries & Associates Ltd.	48,690
33,000	@	Princo Corp.	11,830
1,081,000	@	Sampo Corp.	174,328
616,000		Sigurd Microelectronics Corp.	501,530
2,070		Sinon Corp.	914
20,400	@,I,X	Star Travel Co., Ltd.	18,375
251,000	@	Ta Chong Bank Co., Ltd.	51,616
25,000		Taiwan Sogo Shin Kong SEC	18,820
13,600		Tsann Kuen Enterprise Co., Ltd.	32,266
56,170		TYC Brother Industrial Co., Ltd.	43,155
97,000		Walton Advanced Engineering, Inc.	51,069
439,000	@	WUS Printed Circuit Co., Ltd.	193,252
603,000		Yageo Corp.	289,085
521,000		Yosun Industrial Corp.	857,120
297,000		Zenitron Corp.	214,328

			5,378,875

		Thailand: 0.3%
205,700		Kiatnakin Bank PLC	168,807
3,302,900		Krung Thai Bank PCL	1,243,285
119,000	@	Mermaid Maritime PCL	62,054
127,400		Thanachart Capital PCL	88,526

			1,562,672

		Turkey: 0.1%
28,021		Eczacibasi Yatirim Holding	107,638
28,916		Goodyear Lastikleri TAS	344,044

			451,682

		United Kingdom: 14.1%
60,000		A.G.BARR PLC	853,716
57,337		Aggreko PLC	1,068,036
150,000		Albemarle & Bond Holdings	528,020
45,000		Amec PLC	571,869
162,770		Anglo Pacific Group PLC	604,691
26,483		Anite PLC	13,643
45,782		Arriva PLC	533,403
35,021		Ashtead Group PLC	63,209
107,939		Atkins WS PLC	1,167,911
317,047	@	Avocet Mining PLC	589,047
150,231	L	Babcock International Group	1,339,726
47,701		Beazley PLC	82,744
200,000		Bodycote PLC	677,906
85,349		Booker Group PLC	55,761
17,551		Britvic PLC	128,635

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING International SmallCap Multi-Manager Fund
as of April 30, 2010 (Unaudited) (continued)

Shares			Value

		United Kingdom (continued)
50,000		BSS Group PLC	$235,128
60,000		Burberry Group PLC	614,519
92,173	@	Cape PLC	354,967
200,148	@	Capital & Regional PLC	106,715
150,000		Carillion PLC	783,250
132,045		Chloride Group PLC	604,655
2,979		Clarkson PLC	43,301
35,000		Close Brothers Group PLC	389,576
61,287		Computacenter PLC	305,482
55,962		Cranswick PLC	682,552
125,000	@	CSR PLC	817,556
65,000		Daily Mail & General Trust	514,101
217,605		Dairy Crest Group PLC	1,190,493
30,000	@	Dana Petroleum PLC	553,199
44,079		Davis Service Group PLC	288,595
80,000		Dechra Pharmaceuticals PLC	559,718
342,260		Devro PLC	892,845
398,512		Dimension Data Holdings PLC	552,173
300,000		Diploma PLC	1,020,801
83,939		Drax Group PLC	463,220
497,522		DS Smith PLC	1,021,324
307,932		eaga PLC	626,541
5,000		Education Development International PLC	10,550
1,000,000		Elementis PLC	986,248
200,000		Fenner PLC	653,247
97,237		Fiberweb PLC	79,536
20,000		Fidessa Group PLC	402,351
21,990		Forth Ports PLC	452,261
878,624		Future PLC	215,095
42,148		Game Group PLC	61,345
12,588		Go-Ahead Group PLC	271,942
291,162		Grainger PLC	617,922
130,971		Greggs PLC	961,915
100,000		Halfords Group PLC	774,611
150,000		Halma PLC	624,540
160,014		Hamworthy KSE	732,302
157,605		Healthcare Locums PLC	595,923
8,548		Hill & Smith Holdings PLC	47,138
450,000		HMV Group PLC	494,372
703,840		Home Retail Group	2,951,157
17,419		Homeserve PLC	530,745
94,821		Hunting PLC	816,570
80,000		IG Group Holdings PLC	496,104
1,361,971	@	Inchcape PLC	713,142
441,097		Intec Telecom Systems PLC	446,944
159,041		Interserve PLC	536,543
254,293		Investec PLC	2,013,154
225,000		ITE Group PLC	518,804
115,000		John Wood Group PLC	647,767
155,877	@	Johnston Press PLC	78,717
58,000		Keller Group PLC	642,449
93,000		Kesa Electricals PLC	176,718
50,000		Kier Group PLC	868,713
235,000		Liontrust Asset Management PLC	363,054
428,244		LogicaCMG PLC	895,964
343,668		Mcbride PLC	980,879
150,000		Mears Group PLC	721,421
96,737		Meggitt PLC	460,305
111,103		Millennium & Copthorne Hotels PLC	800,742
274,306		Mitie Group	978,683
105,303		Mondi PLC	710,817
17,054		Morgan Sindall PLC	147,657
30,836		Next PLC	1,077,635
137,072		Northern Foods PLC	114,603
57,634		Oxford Instruments PLC	251,102
70,329		Pace PLC	198,528
214,208	@	Premier Foods PLC	85,664
60,000	@	Premier Oil PLC	1,161,968
40,000		Provident Financial PLC	510,994
420,000		PV Crystalox Solar PLC	314,203
150,000		PZ Cussons PLC	623,436
321,630		Rank Group PLC	597,109
160,000		Ricardo PLC	735,033
110,000		RM PLC	296,678
12,487		Robert Wiseman Dairies PLC	89,150
25,270		RPC Group PLC	94,974
76,637	@	SDL PLC	529,524
813,928		Senior PLC	1,444,614
43,313		Severfield-Rowen PLC	144,608
436,231		Shanks Group PLC	687,723
400,000	@	SIG PLC	804,530
39,196		Smiths News PLC	73,697
143,043	@	Southern Cross Healthcare Ltd.	170,237
37,114		Synergy Health PLC	347,719
61,465		Tate & Lyle PLC	427,886
26,814	@	TT electronics PLC	43,200
33,120		Tullett Prebon PLC	177,116
30,000		Ultra Electronics Holdings	708,310
75,000		United Business Media Ltd.	633,154
45,000		Victrex PLC	691,881
70,000		Vitec Group PLC	443,411
54,565		Weir Group PLC	819,140
65,000		Wellstream Holdings PLC	593,555
105,000		WH Smith PLC	805,459
250,000		William Hill PLC	781,153

			62,855,369

		United States: 0.1%
6,120	@	Cascal N.V.	41,249
47,155	@	Golden Star Resources Ltd.	213,612

			254,861

		Total Common Stock (Cost $383,316,413)	433,349,147

REAL ESTATE INVESTMENT TRUSTS: 1.0%

		Australia: 0.4%
1,155,076		Centro Retail Trust	245,574
1,255,916		Mirvac Group	1,611,634

			1,857,208

		Canada: 0.1%
21,400	@	Extendicare Real Estate Investment Trust	193,818

			193,818

		China: 0.0%
88,000		RREEF China Commercial Trust	46,470

			46,470

		Greece: 0.1%
70,000		Eurobank Properties Real Estate Investment Co.	527,597

			527,597

		Japan: 0.0%
76		Crescendo Investment Corp.	137,317

			137,317

		Singapore: 0.2%
1,254,000	@	Cache Logistics Trust	878,523

			878,523

		United Kingdom: 0.2%
40,000		Derwent Valley Holdings PLC	881,484

			881,484

		Total Real Estate Investment Trusts (Cost $4,263,476)	4,522,417

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING International SmallCap Multi-Manager Fund
as of April 30, 2010 (Unaudited) (continued)

Shares			Value

PREFERRED STOCK: 0.8%

		Germany: 0.8%
26,334		Draegerwerk AG	$1,843,362
829		Hornbach Holding AG	81,755
12,633		Hugo Boss AG	546,273
31,256		Jungheinrich AG	704,094
13,512		ProSieben SAT.1 Media AG	253,839
390		STO AG	37,328

		Total Preferred Stock (Cost $2,411,676)	3,466,651

		Total Long-Term Investments (Cost $389,991,565)	441,338,215

SHORT-TERM INVESTMENTS: 1.0%

		Affiliated Mutual Fund: 0.6%
2,484,510		ING Institutional Prime Money Market Fund — Class I	2,484,510

		Total Mutual Fund (Cost $2,484,510)	2,484,510

Principal
Amount			Value

		Securities Lending CollateralCC: 0.4%
$1,846,369		Bank of New York Mellon Corp. Institutional Cash Reserves, Series A(1)	$1,846,369
79,696	I	Bank of New York Mellon Corp. Institutional Cash Reserves, Series B(1)(2)	63,757

		Total Securities Lending Collateral (Cost $1,926,065)	1,910,126

		Total Short-Term Investments (Cost $4,410,575)	4,394,636

	Total Investments in Securities
	(Cost $394,402,140)*	100.2%	$445,732,851
	Other Assets and Liabilities - Net	(0.2)	(926,381)

	Net Assets	100.0%	$444,806,470

@	Non-income producing security
ADR	American Depositary Receipt
cc	Securities purchased with cash collateral for securities loaned.
(1)	Collateral received from brokers for securities lending was invested in these short-term investments.
(2)	On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B)
to hold certain Lehman Brothers defaulted debt obligations. The Fund’s position in Series B is being fair valued daily. Please see the accompanying Notes to Financial Statements for additional details on securities lending.
I	Illiquid security
L	Loaned security, a portion or all of the security is on loan at April 30, 2010.
X	Fair value determined by ING Funds Valuation Committee appointed by the Funds’ Board of Directors/Trustees.

*	Cost for federal income tax purposes is $398,719,175.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$79,482,417
Gross Unrealized Depreciation	(32,468,741)

Net Unrealized Appreciation	$47,013,676

Percentage of
Industry	Net Assets

Advertising	0.5%
Aerospace/Defense	1.3
Agriculture	0.9
Airlines	0.6
Apartments	0.0
Apparel	0.4
Auto Manufacturers	1.2
Auto Parts & Equipment	2.9
Banks	3.9
Beverages	0.9
Biotechnology	0.2
Building Materials	2.1
Chemicals	3.4
Coal	0.4
Commercial Services	3.8
Computers	3.8
Cosmetics/Personal Care	0.4
Distribution/Wholesale	3.4
Diversified	0.6
Diversified Financial Services	3.1
Electric	0.1
Electrical Components & Equipment	1.9
Electronics	2.7
Energy — Alternate Sources	0.3
Engineering & Construction	4.8
Entertainment	1.2
Environmental Control	1.4
Food	3.4
Food Service	0.0
Forest Products & Paper	1.7
Gas	0.6
Hand/Machine Tools	1.0
Health Care	0.0
Healthcare — Products	1.4
Healthcare — Services	0.8
Holding Companies — Diversified	0.9
Home Builders	0.0
Home Furnishings	1.1
Household Products/Wares	0.4
Housewares	0.1
Insurance	1.2
Internet	1.1
Investment Companies	0.0
Iron/Steel	0.9
Leisure Time	1.3
Lodging	0.3
Machinery — Construction & Mining	0.9
Machinery — Diversified	4.2
Media	1.5
Metal Fabricate/Hardware	2.8
Mining	2.1
Miscellaneous Manufacturing	3.1
Office Property	0.1
Office/Business Equipment	0.1
Oil & Gas	1.9
Oil & Gas Services	2.2
Packaging & Containers	1.2
Pharmaceuticals	2.6
Pipelines	0.1
Real Estate	1.9
Retail	6.1
Semiconductors	0.8
Shipbuilding	0.1
Shopping Centers	0.1
Software	1.5
Telecommunications	1.4
Textiles	0.2
Transportation	1.7
Venture Capital	0.0
Warehouse/Industrial	0.2
Water	0.0
Short-Term Investments	1.0
Other Assets and Liabilities — Net	(0.2)

Net Assets	100.0%

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING International SmallCap Multi-Manager Fund
as of April 30, 2010 (Unaudited) (continued)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of April 30, 2010 in valuing the Fund’s assets and liabilities:

	Quoted Prices	Significant
	in Active Markets	Other	Significant
	for Identical	Observable	Unobservable	Fair Value
	Investments	Inputs#	Inputs	at
	(Level 1)	(Level 2)	(Level 3)	4/30/2010

Asset Table
Investments, at value
Common Stock
Australia	$113,487	$22,358,383	$—	$22,471,870
Austria	—	8,848,217	—	8,848,217
Belgium	40,116	7,181,774	—	7,221,890
Bermuda	46,626	3,157,062	—	3,203,688
Canada	16,718,513	—	—	16,718,513
China	1,173,588	4,608,090	—	5,781,678
Denmark	—	3,635,840	—	3,635,840
Finland	—	1,346,088	—	1,346,088
France	317,283	25,583,791	—	25,901,074
Germany	3,863,950	33,749,598	—	37,613,548
Greece	—	661,296	—	661,296
Hong Kong	2,451,420	21,051,452	—	23,502,872
India	—	9,132,938	—	9,132,938
Indonesia	—	1,286,906	—	1,286,906
Ireland	43,679	2,728,012	—	2,771,691
Israel	—	657,710	—	657,710
Italy	1,282,944	13,184,222	—	14,467,166
Japan	1,553,057	91,875,811	—	93,428,868
Luxembourg	—	2,013,364	—	2,013,364
Malaysia	—	1,814,775	—	1,814,775
Netherlands	607,531	15,496,856	—	16,104,387
Netherlands Antilles	1,657,087	—	—	1,657,087
New Zealand	—	3,219,494	—	3,219,494
Norway	—	2,207,930	—	2,207,930
Pakistan	411,256	—	—	411,256
Poland	—	50,761	—	50,761
Singapore	1,553,150	7,542,718	—	9,095,868
South Korea	72,479	8,496,335	—	8,568,814
Spain	460,573	3,681,445	—	4,142,018
Sweden	—	6,196,885	—	6,196,885
Switzerland	4,948,549	23,762,647	—	28,711,196
Taiwan	—	5,360,500	18,375	5,378,875
Thailand	—	1,562,672	—	1,562,672
Turkey	—	451,682	—	451,682
United Kingdom	2,926,877	59,928,492	—	62,855,369
United States	254,861	—	—	254,861

Total Common Stock	40,497,026	392,833,746	18,375	433,349,147

Real Estate Investment Trusts	1,072,341	3,450,076	—	4,522,417
Preferred Stock	—	3,466,651	—	3,466,651
Short-Term Investments	4,330,879	—	63,757	4,394,636

Total Investments, at value	$45,900,246	$399,750,473	$82,132	$445,732,851

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund’s assets and liabilities during the period ended April 30, 2010:

	Beginning			Accrued	Total	Total Unrealized	Transfers	Transfers	Ending
	Balance			Discounts/	Realized	Appreciation/	Into	Out of	Balance
	10/31/2009	Purchases	Sales	(Premiums)	Gain/(Loss)	(Depreciation)	Level 3	Level 3	4/30/2010

Asset Table
Investments, at value
Common Stock	$744,766	$—	$—	$—	$(68,403)	$68,403	$18,375	$(744,766)	$18,375
Short-Term Investments	—	—	—	—	—	—	63,757	—	63,757

Total Investments, at value	$744,766	$—	$—	$—	$(68,403)	$68,403	$82,132	$(744,766)	$82,132

As of April 30, 2010, total change in unrealized gain (loss) on Level 3 securities still held at period end and included in the change in net assets was $10,098.

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

Transfers in or out of Level 3 represents either the beginning value (for transfers in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING International Value Fund
as of April 30, 2010 (Unaudited)

Shares			Value

COMMON STOCK: 95.3%

		Australia: 1.4%
777,300		Australia & New Zealand Banking Group Ltd.	$17,216,634
1,500,000		OneSteel Ltd.	4,824,325

			22,040,959

		Bermuda: 2.0%
450,200	@	Frontline Ltd.	16,432,300
415,534		Tyco Electronics Ltd.	13,346,952

			29,779,252

		Brazil: 2.1%
542,871		Centrais Eletricas Brasileiras SA ADR — Class A	7,757,627
160,600		Petroleo Brasileiro SA ADR	6,093,164
292,654		Tele Norte Leste Participacoes SA ADR	4,348,838
220,358		Tim Participacoes SA ADR	5,727,104
287,471		Vivo Participacoes S.A. ADR	7,609,357

			31,536,090

		Canada: 5.4%
464,700		Barrick Gold Corp.	20,237,685
1,354,800		Bombardier, Inc. — Class B	7,068,754
818,297	@	Celestica, Inc.	8,019,311
553,200		Loblaw Cos. Ltd.	20,335,192
287,100		Suncor Energy, Inc.	9,810,207
216,300		Toronto Dominion Bank	16,076,639

			81,547,788

		Finland: 0.8%
473,500		Fortum OYJ	12,234,887

			12,234,887

		France: 11.5%
312,800		Accor S.A.	17,872,845
4,703,620	@	Alcatel S.A.	14,993,291
941,160	L	Carrefour S.A.	46,129,858
249,000	@	Compagnie Generale de Geophysique S.A.	7,496,468
776,400		Credit Agricole S.A.	11,098,677
856,335		France Telecom S.A.	18,746,616
1,198,828	@	Natixis	6,130,904
489,883	@	Sanofi-Aventis	33,419,141
350,504		Total S.A.	19,070,005

			174,957,805

		Germany: 5.8%
122,700		Allianz AG	14,066,961
189,000		Deutsche Bank AG	12,980,520
62,900		Deutsche Bank AG	4,390,281
394,000		Deutsche Post AG	6,390,513
1,735,419		Deutsche Telekom AG	22,595,615
116,945		Siemens AG	11,533,861
504,900		ThyssenKrupp AG	16,417,937

			88,375,688

		Hong Kong: 2.6%
7,762,600		Chaoda Modern Agriculture	8,875,041
2,022,000		HongKong Electric Holdings	11,931,295
3,247,413		Sino Land Co.	5,827,721
3,727,000		Yue Yuen Industrial Holdings	12,984,532

			39,618,589

		Italy: 3.0%
344,300		ENI S.p.A.	7,694,881
2,186,582	@	Intesa Sanpaolo S.p.A.	7,206,800
5,398,185	@	Telecom Italia S.p.A.	7,547,210
20,598,316	@	Telecom Italia S.p.A. RNC	23,245,496

			45,694,387

		Japan: 28.0%
701,000		Akita Bank Ltd.	2,678,056
307,400		Astellas Pharma, Inc.	10,763,592
441,900		Canon, Inc. ADR	20,185,992
731,000		Dai Nippon Printing Co., Ltd.	10,127,114
575,836		Daiichi Sankyo Co., Ltd.	10,007,078
476,500	@	Elpida Memory, Inc.	10,150,737
396,200		Fuji Photo Film Co., Ltd.	13,578,367
1,810,000		Fujitsu Ltd.	12,727,854
1,551,000		Hino Motors Ltd.	7,807,788
765,700		Hitachi Ltd.	3,365,347
473,300		Mitsubishi Corp.	11,211,481
3,115,900		Mitsubishi UFJ Financial Group, Inc.	16,237,062
792,700		Mitsui & Co., Ltd.	11,913,564
657,800		Mitsui Sumitomo Insurance Group Holdings, Inc.	18,906,855
2,743,000		Mitsui Trust Holdings, Inc.	10,465,820
354,000		Mitsumi Electric Co., Ltd.	7,702,969
6,614,700		Mizuho Financial Group, Inc.	12,736,781
3,991,000		NEC Corp.	13,140,390
50,300		Nintendo Co., Ltd.	16,897,152
2,369,000		Nippon Express Co., Ltd.	11,161,103
518,600		Nippon Telegraph & Telephone Corp.	21,108,874
1,354,600		Nomura Holdings, Inc.	9,363,150
529,000		Omron Corp.	12,298,719
360,200		Ono Pharmaceutical Co., Ltd.	14,921,082
209,800		Rohm Co., Ltd.	15,548,285
435,500		Seven & I Holdings Co., Ltd.	11,136,211
848,000		Sharp Corp.	10,983,309
531,200		Sony Corp.	18,187,755
258,800		Sumitomo Mitsui Financial Group, Inc.	8,558,993
270,000		Taisho Pharmaceutical Co., Ltd.	4,910,750
314,200		Takeda Pharmaceutical Co., Ltd.	13,490,284
137,670		Takefuji Corp.	554,651
66,200		TDK Corp.	4,236,846
1,044,200		Tokio Marine Holdings, Inc.	31,086,480
407,400		Toyota Motor Corp.	15,741,105

			423,891,596

		Mexico: 0.7%
663,965		Telefonos de Mexico SA de CV ADR	10,191,863

			10,191,863

		Netherlands: 5.9%
2,855,747	@	Aegon NV	19,973,119
165,800		Akzo Nobel NV	9,804,519
931,312		Koninklijke Ahold NV	12,770,267
764,900		Royal Dutch Shell PLC — Class A	23,824,266
511,879	@	SNS Reaal	2,958,129
369,800		Unilever NV	11,250,365
429,333		Wolters Kluwer NV	8,772,094

			89,352,759

		New Zealand: 0.5%
4,488,465		Telecom Corp. of New Zealand Ltd.	7,019,300

			7,019,300

		Portugal: 1.0%
1,539,576	@	Portugal Telecom SGPS S.A.	15,668,651

			15,668,651

		Singapore: 0.9%
899,000		United Overseas Bank Ltd.	13,152,302

			13,152,302

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING International Value Fund
as of April 30, 2010 (Unaudited) (continued)

Shares			Value

		South Africa: 0.7%
744,657		Standard Bank Group Ltd.	$11,472,809

			11,472,809

		South Korea: 1.3%
228,410		Korea Electric Power Corp.	6,929,264
195,310		KT Corp. ADR	4,414,006
51,085		SK Telecom Co., Ltd.	7,972,327

			19,315,597

		Spain: 1.2%
961,100		Iberdrola S.A.	7,627,339
484,602		Telefonica S.A.	10,969,087

			18,596,426

		Sweden: 1.0%
1,274,460		Telefonaktiebolaget LM Ericsson	14,707,948

			14,707,948

		Switzerland: 4.9%
1,114,100		STMicroelectronics NV	10,316,236
363,010		Swiss Reinsurance	15,743,183
32,900		Swisscom AG	11,165,031
1,200,537	@	UBS AG — Reg	18,598,937
523,000		Xstrata PLC	8,579,260
43,703		Zurich Financial Services AG	9,688,729

			74,091,376

		United Kingdom: 14.6%
397,450		AstraZeneca PLC	17,562,066
1,495,391		Barclays PLC	7,681,576
64,787		BP PLC ADR	3,378,642
724,400		British Sky Broadcasting PLC	6,780,753
2,081,480		GlaxoSmithKline PLC	38,634,464
2,169,600		HSBC Holdings PLC	22,091,861
630,981		Imperial Tobacco Group PLC	17,975,475
2,432,700		International Power PLC	12,313,615
7,669,626	@	ITV PLC	7,867,841
2,924,900		Kingfisher PLC	11,147,110
3,304,451		Marks & Spencer Group PLC	18,478,548
8,391,400		Vodafone Group PLC	18,594,185
2,827,031		WM Morrison Supermarkets PLC	12,507,440
750,968	@	Wolseley PLC	18,755,416
668,600		WPP PLC	7,088,747

			220,857,739

		Total Common Stock (Cost $1,540,452,810)	1,444,103,811

PREFERRED STOCK: 1.6%

		Germany: 1.6%
250,161		Volkswagen AG	24,168,846

		Total Preferred Stock (Cost $20,542,210)	24,168,846

		Total Long-Term Investments (Cost $1,560,995,020)	1,468,272,657

SHORT-TERM INVESTMENTS: 1.6%

		Affiliated Mutual Fund: 1.3%
20,092,211		ING Institutional Prime Money Market Fund — Class I	20,092,210

		Total Mutual Fund (Cost $20,092,210)	20,092,210

		Securities Lending CollateralCC: 0.3%
2,737,407		Bank of New York Mellon Corp. Institutional Cash Reserves, Series A(1)	2,737,407
1,202,292	I	Bank of New York Mellon Corp. Institutional Cash Reserves, Series B(1)(2)	961,834

		Total Securities Lending Collateral (Cost $3,939,699)	3,699,241

		Total Short-Term Investments (Cost $24,031,909)	23,791,451

	Total Investments in Securities
	(Cost $1,585,026,929)*	98.5%	$1,492,064,108
	Other Assets and Liabilities - Net	1.5	23,140,769

	Net Assets	100.0%	$1,515,204,877

@	Non-income producing security
ADR	American Depositary Receipt
cc	Securities purchased with cash collateral for securities loaned.
(1)	Collateral received from brokers for securities lending was invested in these short-term investments.
(2)	On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers defaulted debt obligations. The Fund’s position in Series B is being fair valued daily. Please see the accompanying Notes to Financial Statements for additional details on securities lending.
I	Illiquid security
L	Loaned security, a portion or all of the security is on loan at April 30, 2010.

*	Cost for federal income tax purposes is $1,602,188,560.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$143,532,348
Gross Unrealized Depreciation	(253,656,800)

Net Unrealized Depreciation	$(110,124,452)

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING International Value Fund
as of April 30, 2010 (Unaudited) (continued)

Percentage of
Industry	Net Assets

Agriculture	1.8%
Apparel	0.9
Auto Manufacturers	3.1
Banks	13.3
Chemicals	0.6
Commercial Services	0.7
Computers	1.1
Distribution/Wholesale	2.8
Diversified Financial Services	0.7
Electric	3.9
Electrical Components & Equipment	0.2
Electronics	3.6
Food	6.8
Home Furnishings	1.9
Insurance	7.2
Iron/Steel	1.4
Lodging	1.2
Media	2.0
Mining	1.9
Miscellaneous Manufacturing	2.1
Office/Business Equipment	1.3
Oil & Gas	4.6
Oil & Gas Services	0.5
Pharmaceuticals	9.5
Real Estate	0.4
Retail	2.7
Semiconductors	2.4
Telecommunications	15.0
Toys/Games/Hobbies	1.1
Transportation	2.2
Short-Term Investments	1.6
Other Assets and Liabilities — Net	1.5

Net Assets	100.0%

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of April 30, 2010 in valuing the Fund’s assets and liabilities:

	Quoted Prices	Significant
	in Active Markets	Other	Significant
	for Identical	Observable	Unobservable	Fair Value
	Investments	Inputs#	Inputs	at
	(Level 1)	(Level 2)	(Level 3)	4/30/2010

Asset Table
Investments, at value
Common Stock
Australia	$—	$22,040,959	$—	$22,040,959
Bermuda	29,779,252	—	—	29,779,252
Brazil	31,536,090	—	—	31,536,090
Canada	81,547,788	—	—	81,547,788
Finland	—	12,234,887	—	12,234,887
France	—	174,957,805	—	174,957,805
Germany	35,576,135	52,799,553	—	88,375,688
Hong Kong	—	39,618,589	—	39,618,589
Italy	—	45,694,387	—	45,694,387
Japan	20,185,992	403,705,604	—	423,891,596
Mexico	10,191,863	—	—	10,191,863
Netherlands	—	89,352,759	—	89,352,759
New Zealand	—	7,019,300	—	7,019,300
Portugal	—	15,668,651	—	15,668,651
Singapore	—	13,152,302	—	13,152,302
South Africa	—	11,472,809	—	11,472,809
South Korea	4,414,006	14,901,591	—	19,315,597
Spain	—	18,596,426	—	18,596,426
Sweden	—	14,707,948	—	14,707,948
Switzerland	—	74,091,376	—	74,091,376
United Kingdom	25,470,503	195,387,236	—	220,857,739

Total Common Stock	238,701,629	1,205,402,182	—	1,444,103,811

Preferred Stock	—	24,168,846	—	24,168,846
Short-Term Investments	22,829,617	—	961,834	23,791,451

Total Investments, at value	$261,531,246	$1,229,571,028	$961,834	$1,492,064,108

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund’s assets and liabilities during the period ended April 30, 2010:

	Beginning			Accrued	Total	Total Unrealized	Transfers	Transfers	Ending
	Balance			Discounts/	Realized	Appreciation/	Into	Out of	Balance
	10/31/2009	Purchases	Sales	(Premiums)	Gain/(Loss)	(Depreciation)	Level 3	Level 3	4/30/2010

Asset Table
Investments, at value
Short-Term Investments	$—	$—	$—	$—	$—	$—	$961,834	$—	$961,834

Total Investments, at value	$—	$—	$—	$—	$—	$—	$961,834	$—	$961,834

As of April 30, 2010, total change in unrealized gain (loss) on Level 3 securities still held at period end and included in the change in net assets was $0.

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

Transfers in or out of Level 3 represents either the beginning value (for transfers in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING International Value Choice Fund
as of April 30, 2010 (Unaudited)

Shares			Value

COMMON STOCK: 89.6%

		Australia: 2.2%
307,490		Alumina Ltd.	$434,238
27,952		Newcrest Mining Ltd.	843,751

			1,277,989

		Belgium: 0.9%
14,089		Belgacom S.A.	494,795

			494,795

		Bermuda: 1.7%
30,509		Axis Capital Holdings Ltd.	950,966

			950,966

		Brazil: 2.9%
45		Centrais Eletricas Brasileiras S.A.	638
42,489		Centrais Eletricas Brasileiras SA ADR — Class B	747,382
153,076		Empresa Brasileira de Aeronautica SA	909,694

			1,657,714

		Canada: 10.2%
46,477		Barrick Gold Corp.	2,024,073
27,942	@	Ivanhoe Mines Ltd.	442,042
72,579	@	Kinross Gold Corp.	1,376,824
13,128	@	Magna International, Inc.	861,984
44,546		Nexen, Inc.	1,081,577

			5,786,500

		Finland: 1.9%
89,931	@	Nokia OYJ ADR	1,093,561

			1,093,561

		France: 8.7%
170,148	@	Alcatel S.A.	542,365
1,126		Areva SA	556,917
23,452		Carrefour S.A.	1,149,472
20,104	@	Sanofi-Aventis	1,371,467
6,416		Societe Generale	342,610
26,181		Thales S.A.	975,015

			4,937,846

		Germany: 2.0%
11,490		Siemens AG	1,133,217

			1,133,217

		Italy: 3.0%
34,228		ERG S.p.A.	470,678
1,090,036	@	Telecom Italia S.p.A. RNC	1,230,121

			1,700,799

		Japan: 29.5%
91,600		Coca-Cola West Holdings Co., Ltd.	1,620,641
112,000		Dai Nippon Printing Co., Ltd.	1,551,623
31,300		Fuji Photo Film Co., Ltd.	1,072,698
40,800		JS Group Corp.	800,166
20,000		Kao Corp.	487,638
19,600		Mabuchi Motor Co., Ltd.	1,080,309
40,300		Mitsui Sumitomo Insurance Group Holdings, Inc.	1,158,325
2,400		Nintendo Co., Ltd.	806,226
70,311		Nippon Telegraph & Telephone Corp. ADR	1,426,610
7,600		Rohm Co., Ltd.	563,236
64,000		Sega Sammy Holdings, Inc.	836,682
84,000		Sekisui House Ltd.	800,694
57,600		Seven & I Holdings Co., Ltd.	1,472,895
59,200		Shiseido Co., Ltd.	1,241,035
127,000		Sumitomo Trust & Banking Co., Ltd.	768,039
84,000		Wacoal Holdings Corp.	1,071,942

			16,758,759

		Netherlands: 4.4%
29,317		Royal Dutch Shell PLC ADR — Class B	1,778,956
36,761		Wolters Kluwer NV	751,098

			2,530,054

		South Africa: 5.9%
36,209		Anglogold Ashanti Ltd. ADR	1,515,709
94,913		Gold Fields Ltd.	1,267,823
19,678		Impala Platinum Holdings Ltd.	554,823

			3,338,355

		South Korea: 4.5%
59,958		Korea Electric Power Corp. ADR	901,768
88,613		SK Telecom Co., Ltd. ADR	1,640,227

			2,541,995

		Switzerland: 1.3%
48,818	@	UBS AG — Reg	752,774

			752,774

		United Kingdom: 10.5%
24,360		AstraZeneca PLC	1,076,392
25,689		BP PLC ADR	1,339,681
56,560		GlaxoSmithKline PLC	1,049,813
123,957		Rexam PLC	611,220
102,273		United Utilities Group PLC	836,932
483,481		Vodafone Group PLC	1,071,327

			5,985,365

		Total Common Stock (Cost $50,202,351)	50,940,689

SHORT-TERM INVESTMENTS: 7.0%

		Affiliated Mutual Fund: 7.0%
3,990,018		ING Institutional Prime Money Market Fund — Class I	3,990,018

		Total Short-Term Investments (Cost $3,990,018)	3,990,018

	Total Investments in Securities
	(Cost $54,192,369)*	96.6%	$54,930,707
	Other Assets and Liabilities - Net	3.4	1,932,542

	Net Assets	100.0%	$56,863,249

@	Non-income producing security
ADR	American Depositary Receipt

*	Cost for federal income tax purposes is $55,601,558.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$5,750,726
Gross Unrealized Depreciation	(6,421,577)

Net Unrealized Depreciation	$(670,851)

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING International Value Choice Fund
as of April 30, 2010 (Unaudited) (continued)

Percentage of
Industry	Net Assets

Aerospace/Defense	3.3%
Apparel	1.9
Auto Parts & Equipment	1.5
Banks	3.3
Beverages	2.8
Building Materials	1.4
Commercial Services	2.7
Cosmetics/Personal Care	3.0
Electric	2.9
Electronics	1.9
Energy — Alternate Sources	1.0
Food	2.0
Home Builders	1.4
Insurance	3.7
Leisure Time	1.5
Media	1.3
Mining	14.9
Miscellaneous Manufacturing	3.9
Oil & Gas	8.2
Packaging & Containers	1.1
Pharmaceuticals	6.2
Retail	2.6
Semiconductors	1.0
Telecommunications	13.2
Toys/Games/Hobbies	1.4
Water	1.5
Short-Term Investments	7.0
Other Assets and Liabilities — Net	3.4

Net Assets	100.0%

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of April 30, 2010 in valuing the Fund’s assets and liabilities:

	Quoted Prices	Significant
	in Active Markets	Other	Significant
	for Identical	Observable	Unobservable	Fair Value
	Investments	Inputs#	Inputs	at
	(Level 1)	(Level 2)	(Level 3)	4/30/2010

Asset Table
Investments, at value
Common Stock
Australia	$—	$1,277,989	$—	$1,277,989
Belgium	—	494,795	—	494,795
Bermuda	950,966	—	—	950,966
Brazil	1,657,714	—	—	1,657,714
Canada	5,786,500	—	—	5,786,500
Finland	1,093,561	—	—	1,093,561
France	—	4,937,846	—	4,937,846
Germany	—	1,133,217	—	1,133,217
Italy	—	1,700,799	—	1,700,799
Japan	2,226,776	14,531,983	—	16,758,759
Netherlands	1,778,956	751,098	—	2,530,054
South Africa	1,515,709	1,822,646	—	3,338,355
South Korea	2,541,995	—	—	2,541,995
Switzerland	752,774	—	—	752,774
United Kingdom	1,339,681	4,645,684	—	5,985,365

Total Common Stock	19,644,632	31,296,057	—	50,940,689

Short-Term Investments	3,990,018	—	—	3,990,018

Total Investments, at value	$23,634,650	$31,296,057	$—	$54,930,707

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Russia Fund
as of April 30, 2010 (Unaudited)

Shares			Value

COMMON STOCK: 96.2%

		Airlines: 0.9%
1,800,000	I	Aeroflot — Russian International Airlines	$3,821,002

			3,821,002

		Banks: 13.2%
1,339,000	I	Bank St. Petersburg BRD — Class S	5,158,957
16,732,321		Sberbank of Russian Federation	45,177,267
1,752,200		VTB Bank OJSC GDR	9,344,243

			59,680,467

		Beverages: 0.8%
104,500	@	Central European Distribution Corp.	3,620,925

			3,620,925

		Building Materials: 0.5%
100,000	@,I	Sibirskiy Cement OAO	2,425,000

			2,425,000

		Chemicals: 1.5%
320,000	@	Uralkali GDR	6,815,836

			6,815,836

		Coal: 0.9%
572,600		Raspadskaya — Class S	4,094,090

			4,094,090

		Distribution/Wholesale: 0.2%
250,600	@,I	Protek	977,340

			977,340

		Electric: 13.0%
1,816,111,200	@	Federal Grid Co Unified Energy System JSC	22,758,125
53,769,600	@,I	Holding MRSK OAO	8,468,712
20,000,000	@	Mosenergo OAO	2,398,740
99,532,300	@,I	OGK-2 OAO	6,123,859
252,553,996	@	RusHydro	14,587,552
5,787,696,000	@	Territorial Generating Co. 1	4,458,609

			58,795,597

		Food: 3.6%
200,000	@	Avangardco Investment GDR	3,000,000
80,100		Magnit OAO	6,976,710
174,800	@	X5 Retail Group N.V. GDR	6,209,000

			16,185,710

		Iron/Steel: 9.4%
241,100	@,L	Evraz Group SA GDR — Reg S	8,694,978
832,100		Mechel OAO ADR	21,384,970
1,571,400		Novolipetsk Steel	5,729,393
500,000	@,L	Severstal GDR	6,726,939

			42,536,280

		Media: 0.9%
247,700	@	CTC Media, Inc.	4,183,653

			4,183,653

		Metal Fabricate/Hardware: 0.8%
25,750	I	Vsmpo-Avisma Corp.	3,448,668

			3,448,668

		Mining: 10.1%
96,000		Kazakhmys PLC	2,033,836
1,511,721	@	MMC Norilsk Nickel ADR	29,025,043
497,600	@	Polymetal GDR	5,224,800
381,500		Polyus Gold Co. ZAO ADR	9,541,315

			45,824,994

		Oil & Gas: 28.5%
615,500	@	Lukoil-Spon ADR	35,329,700
311,200		Novatek OAO GDR	23,315,802
3,321,800	L	OAO Gazprom	19,372,143
151,600	@	OAO Gazprom ADR	4,169,000
2,329,813	@	OAO Rosneft Oil Co. GDR	18,645,284
1,387,400	L	Surgutneftegaz ADR	13,130,824
489,333		Tatneft GDR	14,754,511

			128,717,264

		Pharmaceuticals: 1.5%
246,865	@	Pharmstandard — Reg S GDR	6,904,894

			6,904,894

		Real Estate: 0.9%
490,680	@	LSR Group GDR	4,155,423

			4,155,423

		Telecommunications: 9.2%
568,400	@	Comstar United Telesystems GDR	3,716,287
350,000	L	Mobile Telesystems Finance SA ADR	19,337,500
243,000	@	Sistema JSFC GDR	6,462,650
584,800	@	VimpelCom Ltd. ADR	10,187,216
612,800	I	VolgaTelecom	2,124,144

			41,827,797

		Transportation: 0.3%
6,060,000		Novorossiysk Sea Trade Port BRD	1,111,080

			1,111,080

		Total Common Stock (Cost $344,359,350)	435,126,020

HEDGE FUNDS: 0.4%

		Hedge Fund: 0.4%
636,687	@,I,X	RenShares Utilities Ltd.	1,837,509

		Total Hedge Funds (Cost $752,296)	1,837,509

PREFERRED STOCK: 1.6%

		Banks: 0.4%
445,000	I	Bank St Petersburg OJSC	1,714,515

			1,714,515

		Oil & Gas: 1.2%
10,200,000		Surgutneftegaz	5,470,709

			5,470,709

		Total Preferred Stock (Cost $4,584,601)	7,185,224

		Total Long-Term Investments (Cost $349,696,247)	444,148,753

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Russia Fund
as of April 30, 2010 (Unaudited) (continued)

Shares			Value

SHORT-TERM INVESTMENTS: 4.3%

		Securities Lending CollateralCC: 4.3%
18,727,737		Bank of New York Mellon Corp. Institutional Cash Reserves, Series A(1)	$18,727,737
841,448	I	Bank of New York Mellon Corp. Institutional Cash Reserves, Series B(1)(2)	673,158

		Total Short-Term Investments (Cost $19,569,185)	19,400,895

	Total Investments in Securities
	(Cost $369,265,432)*	102.5%	$463,549,648
	Other Assets and Liabilities - Net	(2.5)	(11,087,234)

	Net Assets	100.0%	$452,462,414

@	Non-income producing security
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
cc	Securities purchased with cash collateral for securities loaned.
(1)	Collateral received from brokers for securities lending was invested in these short-term investments.
(2)	On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B)
to hold certain Lehman Brothers defaulted debt obligations. The Fund’s position in Series B is being fair valued daily. Please see the accompanying Notes to Financial Statements for additional details on securities lending.
I	Illiquid security
L	Loaned security, a portion or all of the security is on loan at April 30, 2010.
X	Fair value determined by ING Funds Valuation Committee appointed by the Funds’ Board of Directors/Trustees.

*	Cost for federal income tax purposes is $370,286,809.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$113,456,899
Gross Unrealized Depreciation	(20,194,060)

Net Unrealized Appreciation	$93,262,839

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of April 30, 2010 in valuing the Fund’s assets and liabilities:

	Quoted Prices	Significant
	in Active Markets	Other	Significant
	for Identical	Observable	Unobservable	Fair Value
	Investments	Inputs#	Inputs	at
	(Level 1)	(Level 2)	(Level 3)	4/30/2010

Asset Table
Investments, at value
Common Stock
Airlines	$3,821,002	$—	$—	$3,821,002
Banks	50,336,224	9,344,243	—	59,680,467
Beverages	3,620,925	—	—	3,620,925
Building Materials	2,425,000	—	—	2,425,000
Chemicals	—	6,815,836	—	6,815,836
Coal	4,094,090	—	—	4,094,090
Distribution/Wholesale	977,340	—	—	977,340
Electric	21,449,920	37,345,677	—	58,795,597
Food	6,976,710	9,209,000	—	16,185,710
Iron/Steel	27,114,363	15,421,917	—	42,536,280
Media	4,183,653	—	—	4,183,653
Metal Fabricate/Hardware	3,448,668	—	—	3,448,668
Mining	43,791,158	2,033,836	—	45,824,994
Oil & Gas	58,870,843	69,846,421	—	128,717,264
Pharmaceuticals	—	6,904,894	—	6,904,894
Real Estate	—	4,155,423	—	4,155,423
Telecommunications	31,648,860	10,178,937	—	41,827,797
Transportation	1,111,080	—	—	1,111,080

Total Common Stock	263,869,836	171,256,184	—	435,126,020

Hedge Funds	—	—	1,837,509	1,837,509
Preferred Stock	7,185,224	—	—	7,185,224
Short-Term Investments	18,727,737	—	673,158	19,400,895

Total Investments, at value	$289,782,797	$171,256,184	$2,510,667	$463,549,648

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund’s assets and liabilities during the period ended April 30, 2010:

	Beginning			Accrued	Total	Total Unrealized	Transfers	Transfers	Ending
	Balance			Discounts/	Realized	Appreciation/	Into	Out of	Balance
	10/31/2009	Purchases	Sales	(Premiums)	Gain/(Loss)	(Depreciation)	Level 3	Level 3	4/30/2010

Asset Table
Investments, at value
Hedge Funds	$1,299,101	$—	$—	$—	$—	$538,408	$—	$—	$1,837,509
Short-Term Investments	—	—	—	—	—	—	673,158	—	673,158

Total Investments, at value	$1,299,101	$—	$—	$—	$—	$538,408	$673,158	$—	$2,510,667

As of April 30, 2010, total change in unrealized gain (loss) on Level 3 securities still held at period end and included in the change in net assets was $538,408.

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

Transfers in or out of Level 3 represents either the beginning value (for transfers in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Global Bond Fund
as of April 30, 2010 (Unaudited)

Principal
Amount			Value

CORPORATE BONDS/NOTES: 28.9%

		Agriculture: 0.3%
$900,000	S	Altria Group, Inc., 9.700%, due 11/10/18	$1,133,562

			1,133,562

		Apparel: 0.2%
750,000	S	Hanesbrands, Inc., 8.000%, due 12/15/16	787,500

			787,500

		Banks: 4.4%
200,000	S	Bank of America Corp., 5.420%, due 03/15/17	198,646
1,177,000	#	Barclays Bank PLC, 6.050%, due 12/04/17	1,228,423
1,102,000	#	Barclays Bank PLC, 7.375%, due 06/29/49	1,079,960
636,000	S	BB&T Corp., 3.850%, due 07/27/12	664,530
140,000	S	Capital One Financial Corp., 7.375%, due 05/23/14	161,951
987,000	S	Citigroup, Inc., 5.000%, due 09/15/14	1,000,071
1,123,000	S	Citigroup, Inc., 6.010%, due 01/15/15	1,198,064
801,000	S	Citigroup, Inc., 8.500%, due 05/22/19	947,147
624,000	S	Discover Bank/Greenwood DE, 7.000%, due 04/15/20	642,276
651,000	S	Fifth Third Bancorp., 8.250%, due 03/01/38	720,320
1,183,000	S	First Tennessee Bank NA, 5.050%, due 01/15/15	1,159,433
1,982,000	S	Goldman Sachs Group, Inc., 5.375%, due 03/15/20	1,928,806
500,000	S	Goldman Sachs Group, Inc., 6.250%, due 09/01/17	524,094
250,000		JP Morgan Chase Bank NA, 5.875%, due 06/13/16	269,769
1,085,000	#	Lloyds TSB Bank PLC, 5.800%, due 01/13/20	1,077,287
852,000	S	Morgan Stanley, 4.100%, due 01/26/15	843,077
1,486,000	S	Morgan Stanley, 7.300%, due 05/13/19	1,634,475
3,000	S	National City Corp., 6.875%, due 05/15/19	3,361
1,470,000	S	PNC Funding Corp., 5.125%, due 02/08/20	1,499,557
408,000	S	Wachovia Bank NA, 6.000%, due 11/15/17	443,143
851,000	S	Wachovia Bank NA, 6.600%, due 01/15/38	913,506
989,000	S	Wells Fargo Capital XIII, 7.700%, due 12/29/49	1,033,505

			19,171,401

		Beverages: 0.5%
540,000	#	Anheuser-Busch InBev Worldwide, Inc., 5.375%, due 11/15/14	588,066
1,096,000	S	Diageo Capital PLC, 5.200%, due 01/30/13	1,192,148
469,000	S	PepsiCo, Inc., 7.900%, due 11/01/18	592,554

			2,372,768

		Chemicals: 0.4%
473,000	#	Chevron Phillips Chemical Co. LLC, 8.250%, due 06/15/19	571,432
397,000	S	Dow Chemical Co., 7.600%, due 05/15/14	461,456
245,000	#	Nova Chemicals Corp., 8.375%, due 11/01/16	255,413
505,000	#	Nova Chemicals Corp., 8.625%, due 11/01/19	530,250

			1,818,551

		Coal: 0.3%
750,000	#	Arch Coal, Inc., 8.750%, due 08/01/16	802,500
150,000	#	Consol Energy, Inc., 8.000%, due 04/01/17	159,188
150,000	#	Consol Energy, Inc., 8.250%, due 04/01/20	160,500

			1,122,188

		Commercial Services: 0.3%
755,000	S	Service Corp. International, 7.000%, due 06/15/17	751,225
575,000	&,#	ServiceMaster Co, 10.750%, due 07/15/15	615,969

			1,367,194

		Computers: 0.6%
65,000	#	Brocade Communications Systems, Inc., 6.625%, due 01/15/18	67,275
775,000	#	Brocade Communications Systems, Inc., 6.875%, due 01/15/20	804,063
150,000	S	Hewlett-Packard Co., 4.750%, due 06/02/14	163,695
576,000	S	Hewlett-Packard Co., 5.500%, due 03/01/18	641,642
281,000	S	International Business Machines Corp., 5.600%, due 11/30/39	293,291
505,000	S	Seagate Technology, Inc., 6.800%, due 10/01/16	515,100

			2,485,066

		Diversified Financial Services: 2.7%
1,871,000	S	American Express Credit Corp., 5.125%, due 08/25/14	2,013,684
235,000	S	AngloGold Ashanti Holdings PLC, 5.375%, due 04/15/20	238,045
252,000	S	Capital One Bank USA NA, 6.500%, due 06/13/13	278,576
631,000	S	Capital One Bank USA NA, 8.800%, due 07/15/19	775,040
1,000,000	S	Capital One Capital V, 10.250%, due 08/15/39	1,206,250
1,600,000	#	Fibria Overseas Finance Ltd, 7.500%, due 05/04/20	1,608,800
870,000	S	Ford Motor Credit Co., LLC, 8.125%, due 01/15/20	923,304
220,000	S	General Electric Capital Corp., 6.000%, due 08/07/19	238,227
440,000	S	General Electric Capital Corp., 6.875%, due 01/10/39	490,711
619,000	S	International Lease Finance Corp., 6.625%, due 11/15/13	588,682

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Global Bond Fund
as of April 30, 2010 (Unaudited) (continued)

Principal
Amount			Value

		Diversified Financial Services (continued)
$216,000	#	International Lease Finance Corp., 8.625%, due 09/15/15	$213,840
150,000	S	John Deere Capital Corp., 5.350%, due 04/03/18	163,130
206,000	#	LBI Escrow Corp., 8.000%, due 11/01/17	213,983
581,000	S	Merrill Lynch & Co., Inc., 6.050%, due 05/16/16	601,830
741,000	S	Merrill Lynch & Co., Inc., 6.875%, due 04/25/18	799,260
250,000	#	New Communications Holdings, Inc., 7.875%, due 04/15/15	259,375
1,148,000	S	SLM Corp., 8.000%, due 03/25/20	1,106,795

			11,719,532

		Electric: 2.4%
750,000	S	AES Corp., 8.000%, due 10/15/17	776,250
426,000	#	Allegheny Energy Supply Co. LLC, 5.750%, due 10/15/19	423,351
114,000	S	Ameren Energy Generating Co., 6.300%, due 04/01/20	115,787
64,000	S	Commonwealth Edison Co., 4.700%, due 04/15/15	68,309
923,000	S	Commonwealth Edison Co., 6.150%, due 03/15/12	1,001,426
500,000	#	Dubai Electricity & Water Authority, 8.500%, due 04/22/15	516,406
9,000	S	Duke Energy Corp., 3.950%, due 09/15/14	9,360
438,000	S	Entergy Texas, Inc., 7.125%, due 02/01/19	497,068
264,000	#	Iberdrola Finance Ireland Ltd., 3.800%, due 09/11/14	268,057
728,000	#	Iberdrola Finance Ireland Ltd., 5.000%, due 09/11/19	715,376
430,000	S	Indiana Michigan Power, 7.000%, due 03/15/19	494,712
464,000	S	Metropolitan Edison, 7.700%, due 01/15/19	548,324
711,000	S	Nevada Power Co., 7.125%, due 03/15/19	824,331
252,000	S	Nisource Finance Corp., 6.125%, due 03/01/22	268,130
1,097,000	S	Nisource Finance Corp., 6.150%, due 03/01/13	1,199,392
677,000	S	Oncor Electric Delivery Co., 5.950%, due 09/01/13	743,856
527,000	S	Progress Energy, Inc., 6.050%, due 03/15/14	586,877
476,000	S	Southwestern Electric Power, 5.550%, due 01/15/17	504,975
874,000	S	Tampa Electric Co., 6.100%, due 05/15/18	958,944

			10,520,931

		Electronics: 0.1%
355,000	S	Jabil Circuit, Inc., 7.750%, due 07/15/16	378,075

			378,075

		Entertainment: 0.4%
740,000	S	AMC Entertainment, Inc., 8.750%, due 06/01/19	788,100
750,000	#	Pinnacle Entertainment, Inc., 8.625%, due 08/01/17	787,500
125,000	S	WMG Holdings Corp., 9.500%, due 12/15/14	127,188

			1,702,788

		Food: 1.2%
215,000	#	Dole Food Co., Inc., 8.000%, due 10/01/16	223,600
857,000	S	Kraft Foods, Inc., 5.375%, due 02/10/20	890,580
466,000	S	Kraft Foods, Inc., 6.125%, due 02/01/18	515,561
500,000	S	Kraft Foods, Inc., 6.500%, due 08/11/17	567,347
1,319,000	S	Sara Lee Corp., 6.250%, due 09/15/11	1,400,279
555,000	#	Smithfield Foods, Inc., 10.000%, due 07/15/14	625,763
150,000	S	TreeHouse Foods, Inc., 7.750%, due 03/01/18	156,750
825,000	S	Tyson Foods, Inc., 7.850%, due 04/01/16	899,250

			5,279,130

		Gas: 0.1%
554,000	S	Sempra Energy, 6.500%, due 06/01/16	630,679

			630,679

		Healthcare — Products: 0.2%
715,000	&,S	Biomet, Inc., 10.375%, due 10/15/17	790,075

			790,075

		Healthcare — Services: 0.2%
705,000	&,S	HCA, Inc., 9.625%, due 11/15/16	768,450

			768,450

		Holding Companies — Diversified: 0.3%
665,000	#	Reynolds Group DL Escrow, Inc./Reynolds Group Escrow LLC, 7.750%, due 10/15/16	691,600
588,000	#	Voto-Votorantim Ltd, 6.750%, due 04/05/21	595,350

			1,286,950

		Household Products/Wares: 0.2%
785,000	S	Kimberly-Clark Corp., 7.500%, due 11/01/18	976,949

			976,949

		Insurance: 1.7%
1,201,000	S	Ace INA Holdings, Inc., 5.900%, due 06/15/19	1,326,185
850,000	S	Genworth Financial, Inc., 6.515%, due 05/22/18	858,639
857,000	#	Pacific Life Insurance Co., 9.250%, due 06/15/39	1,141,021
247,000	#	Pacific LifeCorp, 6.000%, due 02/10/20	251,078
219,000	S	Principal Financial Group, Inc., 7.875%, due 05/15/14	249,270
1,518,000	S	Protective Life Corp., 8.450%, due 10/15/39	1,708,167

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Global Bond Fund
as of April 30, 2010 (Unaudited) (continued)

Principal
Amount			Value

		Insurance (continued)
$506,000	S	Prudential Financial, Inc., 7.375%, due 06/15/19	$597,011
1,072,000	#	Teachers Insurance & Annuity Association of America, 6.850%, due 12/16/39	1,212,846

			7,344,217

		Investment Companies: 0.1%
231,000	#	Xstrata Finance Canada Ltd, 5.500%, due 11/16/11	242,939

			242,939

		Iron/Steel: 0.2%
271,000	S	ArcelorMittal, 7.000%, due 10/15/39	292,644
585,000	S	Steel Dynamics, Inc., 7.750%, due 04/15/16	613,519

			906,163

		Lodging: 0.5%
991,000	#	Hyatt Hotels Corp., 6.875%, due 08/15/19	1,027,981
210,000	S	Wyndham Worldwide Corp., 7.375%, due 03/01/20	217,223
735,000	#	Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp., 7.875%, due 11/01/17	753,375

			1,998,579

		Machinery — Diversified: 0.1%
495,000	#	Case New Holland, Inc., 7.750%, due 09/01/13	523,463

			523,463

		Media: 2.9%
530,000	#	Cablevision Systems Corp., 8.625%, due 09/15/17	561,800
1,040,000	#	Clear Channel Worldwide Holdings, Inc., 9.250%, due 12/15/17	1,116,750
700,000	#	Columbus International, Inc., 11.500%, due 11/20/14	772,660
675,000	S	Comcast Corp., 5.700%, due 05/15/18	726,424
76,000	S	Comcast Corp., 5.900%, due 03/15/16	83,699
250,000	S	Comcast Corp., 6.300%, due 11/15/17	277,518
718,000	S	Comcast Corp., 6.550%, due 07/01/39	762,316
751,000	#	COX Communications, Inc., 6.250%, due 06/01/18	821,295
700,000	S	DISH DBS Corp., 7.125%, due 02/01/16	714,000
460,000	#	Mediacom LLC / Mediacom Capital Corp., 9.125%, due 08/15/19	476,100
270,000	#	NBC Universal, Inc., 3.650%, due 04/30/15	272,885
744,000	#	NBC Universal, Inc., 5.150%, due 04/30/20	754,143
84,000	#	NBC Universal, Inc., 6.400%, due 04/30/40	87,035
397,000	S	News America, Inc., 6.150%, due 03/01/37	407,804
1,471,000	S	News America, Inc., 6.900%, due 03/01/19	1,695,482
159,000	S	Time Warner Cable, Inc., 6.200%, due 07/01/13	177,332
937,000	S	Time Warner Cable, Inc., 6.750%, due 06/15/39	1,016,154
303,000	S	Time Warner Cable, Inc., 8.750%, due 02/14/19	380,271
353,000	S	Time Warner, Inc., 5.500%, due 11/15/11	374,456
446,000	S	Time Warner, Inc., 7.700%, due 05/01/32	524,878
373,000	S	Viacom, Inc., 6.875%, due 04/30/36	409,197

			12,412,199

		Mining: 0.4%
304,000	S	Rio Tinto Finance USA Ltd., 8.950%, due 05/01/14	368,640
506,000	S	Southern Copper Corp., 5.375%, due 04/16/20	512,547
700,000	S	Teck Resources Ltd., 10.250%, due 05/15/16	847,000

			1,728,187

		Miscellaneous Manufacturing: 0.4%
445,000	#	Bombardier, Inc., 7.500%, due 03/15/18	473,925
445,000	#	Bombardier, Inc., 7.750%, due 03/15/20	475,038
900,000	S	General Electric Co., 5.250%, due 12/06/17	958,742

			1,907,705

		Office/Business Equipment: 0.1%
257,000	S	Xerox Corp., 4.250%, due 02/15/15	262,945
120,000	S	Xerox Corp., 5.625%, due 12/15/19	126,260

			389,205

		Oil & Gas: 1.2%
116,000	S	Anadarko Petroleum Corp., 5.750%, due 06/15/14	127,564
265,000	S	ConocoPhillips, 5.750%, due 02/01/19	296,103
506,000	S	Hess Corp., 7.000%, due 02/15/14	581,860
521,000	#	KazMunaiGaz Finance Sub BV, 7.000%, due 05/05/20	518,452
1,000,000	#	KazMunaiGaz Finance Sub BV, 11.750%, due 01/23/15	1,265,000
915,000	S	Newfield Exploration Co., 6.875%, due 02/01/20	928,725
300,000	S	Petrobras International Finance Co., 7.875%, due 03/15/19	352,040
480,000	S	Pioneer Natural Resources Co., 7.500%, due 01/15/20	512,519
525,000	S	Plains Exploration & Production Co., 8.625%, due 10/15/19	557,813

			5,140,076

		Pharmaceuticals: 0.6%
207,000	S	Express Scripts, Inc., 6.250%, due 06/15/14	232,361
52,000	S	Express Scripts, Inc., 7.250%, due 06/15/19	61,584
428,000	S	Novartis Securities Investment Ltd., 5.125%, due 02/10/19	460,782
395,000	S	Omnicare, Inc., 6.750%, due 12/15/13	400,431

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Global Bond Fund
as of April 30, 2010 (Unaudited) (continued)

Principal
Amount			Value

		Pharmaceuticals (continued)
$455,000	S	Omnicare, Inc., 6.875%, due 12/15/15	$457,275
790,000	S	Pfizer, Inc., 7.200%, due 03/15/39	983,769

			2,596,202

		Pipelines: 0.4%
411,000	S	Enbridge Energy Partners, 9.875%, due 03/01/19	544,968
246,000	S	Energy Transfer Partners, 9.700%, due 03/15/19	318,406
90,000	S	Trans-Canada Pipelines, 7.125%, due 01/15/19	107,797
99,000	S	Trans-Canada Pipelines, 7.625%, due 01/15/39	123,706
479,000	S	Transcontinental Gas Pipe Line Co. LLC, 6.050%, due 06/15/18	527,731
310,000	#	Williams Partners L.P., 5.250%, due 03/15/20	319,461

			1,942,069

		Real Estate: 0.3%
397,000	@,S	ProLogis, 6.875%, due 03/15/20	393,775
312,000	@,S	ProLogis, 7.375%, due 10/30/19	324,829
726,000	@,S	Simon Property Group, Inc., 6.750%, due 05/15/14	812,035

			1,530,639

		Retail: 1.2%
490,000	S	CVS Caremark Corp., 5.750%, due 06/01/17	537,293
1,104,000	S	CVS Caremark Corp., 6.125%, due 09/15/39	1,136,018
278,000	S	CVS Caremark Corp., 6.600%, due 03/15/19	317,743
1,485,000	S	Home Depot, Inc., 5.875%, due 12/16/36	1,490,866
625,000	S	Limited Brands, Inc., 8.500%, due 06/15/19	696,875
230,000	#	QVC, Inc., 7.500%, due 10/01/19	236,900
805,000	#	Toys R Us Property Co. I LLC, 10.750%, due 07/15/17	917,700

			5,333,395

		Software: 0.1%
159,000	S	Oracle Corp., 5.250%, due 01/15/16	176,918
86,000	S	Oracle Corp., 5.750%, due 04/15/18	96,253

			273,171

		Telecommunications: 3.9%
304,000	S	Alltel Corp., 7.000%, due 03/15/16	351,795
737,000	S	AT&T, Inc., 6.550%, due 02/15/39	792,782
681,000	S	AT&T, Inc., 6.700%, due 11/15/13	780,374
470,000	S	British Telecommunications PLC, 5.950%, due 01/15/18	494,024
419,000	S	Cellco Partnership / Verizon Wireless Capital, LLC, 3.750%, due 05/20/11	431,321
1,000,000	S	Cellco Partnership / Verizon Wireless Capital, LLC, 5.550%, due 02/01/14	1,101,939
489,000	S	Cisco Systems, Inc., 5.900%, due 02/15/39	514,497
250,000	S	Cricket Communications, Inc., 9.375%, due 11/01/14	259,688
655,000	S	Crown Castle International Corp., 7.125%, due 11/01/19	661,550
904,000	S	France Telecom S.A., 4.375%, due 07/08/14	967,216
1,048,000	S	France Telecom SA, 5.375%, due 07/08/19	1,131,285
387,000	S	France Telecom SA, 8.500%, due 03/01/31	526,619
705,000	S	Frontier Communications Corp., 8.125%, due 10/01/18	726,150
510,000	#	Intelsat Subsidiary Holding Co., Ltd., 8.875%, due 01/15/15	530,400
250,000	S	MetroPCS Wireless, Inc., 9.250%, due 11/01/14	260,625
250,000	S	Nextel Communications, Inc., 5.950%, due 03/15/14	240,000
295,000	S	Nokia OYJ, 5.375%, due 05/15/19	313,411
700,000	S	Qwest Communications International, Inc., 7.500%, due 02/15/14	715,750
500,000	S	Sprint Nextel Corp., 6.000%, due 12/01/16	463,750
409,000	S	Telecom Italia Capital SA, 6.175%, due 06/18/14	439,787
959,000	S	Telefonica Emisiones SAU, 5.134%, due 04/27/20	961,810
770,000	S	Telefonica Emisones SAU, 6.421%, due 06/20/16	860,767
239,000	S	TELUS Corp., 8.000%, due 06/01/11	256,736
376,000	S	Verizon Communications, Inc., 8.950%, due 03/01/39	520,266
565,000	#	Virgin Media Secured Finance PLC, 6.500%, due 01/15/18	570,650
1,280,000	S	Vodafone Group PLC, 5.450%, due 06/10/19	1,349,756
750,000	S	Windstream Corp., 7.875%, due 11/01/17	748,125

			16,971,073

		Total Corporate Bonds/Notes (Cost $115,636,653)	125,551,071

U.S. GOVERNMENT AGENCY OBLIGATIONS: 11.2%

		Federal Home Loan Mortgage Corporation##: 7.4%
8,000,000	S	3.000%, due 04/07/15	8,036,760
7,856,000	S	3.125%, due 03/16/15	7,881,870
4,580,000	S	3.250%, due 04/23/15	4,602,282
7,900,000	S	4.340%, due 12/18/17	7,938,528
1,275,000	W	5.000%, due 06/01/39	1,316,040
1,596,000	W	5.500%, due 06/01/38	1,680,039
713,000	W	6.000%, due 06/15/34	761,016

			32,216,535

		Federal National Mortgage Association##: 3.6%
11,355,000	W	4.500%, due 06/01/37	11,408,232
314,019	S	5.000%, due 07/01/37	327,944
1,299,570	S	5.500%, due 06/01/37-04/01/40	1,370,680
2,103,000	W	6.000%, due 06/01/37	2,239,695
375,000	W	6.500%, due 06/15/32	404,297
98,498	S	7.116%, due 06/17/40	107,730

			15,858,578

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Global Bond Fund
as of April 30, 2010 (Unaudited) (continued)

Principal
Amount			Value

		Government National Mortgage Association: 0.2%
$393,000	W	5.000%, due 06/15/33	$408,106
301,006	S	5.500%, due 03/20/39	319,777

			727,883

		Total U.S. Government Agency Obligations (Cost $48,679,774)	48,802,996

U.S. TREASURY OBLIGATIONS: 7.0%

		U.S. Treasury Notes: 7.0%
3,927,000	S	0.875%, due 02/29/12	3,926,552
4,178,000	S	1.000%, due 03/31/12	4,184,376
5,127,000	S	1.375%, due 03/15/13	5,116,982
666,000	S	1.750%, due 04/15/13	671,099
167,000	S	2.375%, due 02/28/15	167,131
838,000	S	2.500%, due 03/31/15	842,321
4,390,000	S	3.625%, due 02/15/20	4,377,655
11,544,000	S	4.375%, due 11/15/39	11,257,201

		Total U.S. Treasury Obligations (Cost $30,183,985)	30,543,317

ASSET-BACKED SECURITIES: 4.5%

		Automobile Asset-Backed Securities: 1.7%
1,599,000	#	Bank of America Auto Trust, 1.670%, due 12/15/13	1,611,501
585,000	#	Bank of America Auto Trust, 3.030%, due 10/15/16	603,030
596,000	#	Bank of America Auto Trust, 3.520%, due 06/15/16	621,192
628,000	S	CarMax Auto Owner Trust, 1.740%, due 04/15/14	632,168
423,000	S	CarMax Auto Owner Trust, 2.820%, due 12/15/14	430,923
275,000	S	Harley-Davidson Motorcycle Trust, 2.620%, due 03/15/14	280,254
552,000	S	Harley-Davidson Motorcycle Trust, 3.190%, due 11/15/13	565,573
367,000	S	Harley-Davidson Motorcycle Trust, 5.520%, due 11/15/13	383,291
305,000	S	Honda Auto Receivables Owner Trust, 1.250%, due 10/21/13	305,016
206,000	S	Honda Auto Receivables Owner Trust, 2.310%, due 05/15/13	209,570
224,000	S	Hyundai Auto Receivables Trust, 2.030%, due 08/15/13	227,113
286,000	S	Mercedes-Benz Auto Receivables Trust, 1.670%, due 01/15/14	288,730
209,000	S	Mercedes-Benz Auto Receivables Trust, 2.430%, due 03/15/16	212,919
1,060,000	S	Nissan Auto Receivables Owner Trust, 5.000%, due 09/15/14	1,101,936

			7,473,216

		Credit Card Asset-Backed Securities: 2.1%
460,000	S	Chase Issuance Trust, 5.120%, due 10/15/14	499,097
2,900,000	S	Chase Issuance Trust, 5.160%, due 04/16/18	3,207,605
556,000	S	Citibank Credit Card Issuance Trust, 5.700%, due 05/15/13	575,286
2,246,000	S	Citibank Credit Card Issuance Trust, 6.950%, due 02/18/14	2,408,629
2,158,000	S	Discover Card Master Trust, 5.650%, due 03/16/20	2,426,616

			9,117,233

		Home Equity Asset-Backed Securities: 0.3%
1,273,239	S	Ameriquest Mortgage Securities, Inc., 1.538%, due 08/25/33	1,108,639

			1,108,639

		Other Asset-Backed Securities: 0.4%
1,818,449	S	CenterPoint Energy Transition Bond Co., LLC, 4.192%, due 02/01/20	1,944,551

			1,944,551

		Total Asset-Backed Securities (Cost $19,520,332)	19,643,639

COLLATERALIZED MORTGAGE OBLIGATIONS: 15.1%
1,523,611	S	Banc of America Funding Corp., 5.750%, due 10/25/35	1,336,799
1,720,000		Bear Stearns Adjustable Rate Mortgage Trust, 3.268%, due 08/25/35	1,669,619
1,456,028	S	Bear Stearns Commercial Mortgage Securities, 5.286%, due 06/11/41	1,521,480
1,720,000	S	Citigroup Commercial Mortgage Trust, 5.888%, due 12/10/49	1,747,382
2,221,564	#	Citigroup Mortgage Loan Trust, Inc., 5.391%, due 11/19/35	2,073,524
306,000	S	Commercial Mortgage Asset Trust, 6.975%, due 01/17/32	335,232
23,000	S	Commercial Mortgage Pass-through Certificates, 4.715%, due 03/10/39	23,633
1,720,000	S	Commercial Mortgage Pass-through Certificates, 6.010%, due 12/10/49	1,772,414
230,000	S	Commercial Mortgage Pass-through Certificates, 6.010%, due 12/10/49	244,155
798,746	S	Countrywide Alternative Loan Trust, 5.500%, due 10/25/33	802,593
1,832,972	S	Countrywide Home Loan Mortgage Pass-through Trust, 3.671%, due 09/25/33	1,695,380
1,668,143	S	Countrywide Home Loan Mortgage Pass-through Trust, 5.000%, due 04/25/35	1,453,589
1,780,887	S	Countrywide Home Loan Mortgage Pass-through Trust, 5.500%, due 10/25/35	1,546,089
120,000	S	Credit Suisse First Boston Mortgage Securities Corp., 5.100%, due 08/15/38	127,456
923,000	S	GE Capital Commercial Mortgage Corp., 4.866%, due 05/10/43	965,431

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Global Bond Fund
as of April 30, 2010 (Unaudited) (continued)

Principal
Amount			Value

$3,854,664		GMAC Mortgage Corp. Loan Trust, 5.391%, due 11/19/35	$3,582,234
1,650,000	S	Greenwich Capital Commercial Funding Corp., 5.224%, due 04/10/37	1,678,527
1,500,000	S	Greenwich Capital Commercial Funding Corp., 5.441%, due 03/10/39	1,578,150
1,670,000	S	Greenwich Capital Commercial Funding Corp., 5.444%, due 03/10/39	1,678,871
1,600,000	S	Greenwich Capital Commercial Funding Corp., 5.736%, due 12/10/49	1,595,197
1,000,000	S	Greenwich Capital Commercial Funding Corp., 6.085%, due 07/10/38	1,082,595
1,590,000	S	Greenwich Capital Commercial Funding Corp., 6.085%, due 07/10/38	1,655,936
1,570,000	S	GS Mortgage Securities Corp. II, 5.560%, due 11/10/39	1,598,010
777,000	#	GSMS RR1JPA5.3739 9/17/39, 5.374%, due 05/17/45	813,898
75,003	S	JP Morgan Chase Commercial Mortgage Securities Corp., 4.853%, due 03/15/46	78,505
1,672,000	S	JP Morgan Chase Commercial Mortgage Securities Corp., 5.336%, due 05/15/47	1,651,858
500,000	S	JP Morgan Chase Commercial Mortgage Securities Corp., 5.344%, due 12/15/44	525,813
1,760,000		JP Morgan Chase Commercial Mortgage Securities Corp., 5.399%, due 05/15/45	1,802,612
1,475,000	S	JP Morgan Chase Commercial Mortgage Securities Corp., 5.833%, due 02/15/51	1,559,355
990,446	S	JP Morgan Mortgage Trust, 4.778%, due 07/25/35	964,088
1,042,287	S	JP Morgan Mortgage Trust, 4.952%, due 08/25/35	962,990
2,599,084	S	JP Morgan Mortgage Trust, 5.293%, due 07/25/35	2,554,389
1,545,000	S	LB-UBS Commercial Mortgage Trust, 5.197%, due 11/15/30	1,630,565
275,000	S	LB-UBS Commercial Mortgage Trust, 5.372%, due 09/15/39	280,951
1,301,000	S	LB-UBS Commercial Mortgage Trust, 5.403%, due 02/15/40	1,342,290
1,750,000	S	LB-UBS Commercial Mortgage Trust, 5.424%, due 02/15/40	1,732,018
1,525,000	S	LB-UBS Commercial Mortgage Trust, 5.437%, due 06/15/29	1,600,678
1,800,000	S	LB-UBS Commercial Mortgage Trust, 6.080%, due 06/15/38	1,903,080
698,125	S	LB-UBS Commercial Mortgage Trust, 6.324%, due 04/15/41	772,443
1,629,128	S	Lehman Mortgage Trust, 5.000%, due 12/25/35	1,443,065
1,159,938	S	Lehman Mortgage Trust, 6.420%, due 04/25/36	1,023,217
1,292,076	#	LVII Resecuritization Trust, 5.382%, due 11/27/37	1,321,148
760,000	S	Morgan Stanley Capital I, 5.178%, due 09/15/42	798,778
1,480,000	#	RBSCF Trust, 5.336%, due 05/16/47	1,482,081
556,195	S	Structured Asset Securities Corp., 2.535%, due 09/25/33	530,549
1,092,004	S	Thornburg Mortgage Securities Trust, 0.633%, due 09/25/44	1,053,606
1,830,000	S	Wachovia Bank Commercial Mortgage Trust, 5.308%, due 11/15/48	1,865,008
330,000		Wachovia Bank Commercial Mortgage Trust, 5.997%, due 06/15/45	352,826
1,648,102	S	WaMu Mortgage Pass-Through Certificates, 5.228%, due 01/25/36	1,539,061
300,787	S	Wells Fargo Mortgage-Backed Securities Trust, 2.998%, due 10/25/35	278,525
2,015,000	S	Wells Fargo Mortgage-Backed Securities Trust, 5.297%, due 05/25/35	1,986,388

		Total Collateralized Mortgage Obligations (Cost $62,479,701)	65,614,081

OTHER BONDS: 21.6%

		Foreign Government Bonds: 21.9%
BRL 77,589,000	S	Brazil Notas do Tesouro Nacional Series F, 10.000%, due 01/01/12	43,106,252
EUR 2,530,000	S	Bundesobligation, 4.000%, due 10/11/13	3,669,746
EUR 5,000,000	S	Bundesrepublik Deutschland, 3.750%, due 01/04/19	7,111,782
EUR 3,340,000	S	Bundesrepublik Deutschland, 4.250%, due 01/04/14	4,882,276
EUR 4,400,000	S	Bundesrepublik Deutschland, 4.250%, due 07/04/39	6,457,161
CAD 2,200,000	S	Canadian Government International Bond, 4.250%, due 06/01/18	2,286,046
$5,147,000	S	Deutsche Bank AG, London-Republic of Indonesia Government International Bond Credit Linked Notes, 13.150%, due 01/25/12	5,309,285
EUR 930,000	S	France Government International Bond, 3.250%, due 04/25/16	1,291,172
JPY 500,000,000	S	Japan Government Ten Year Bond, 1.400%, due 12/20/11	5,428,844
JPY 110,000,000	S	Japan Government Thirty Year Bond, 2.300%, due 03/20/39	1,208,763

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Global Bond Fund
as of April 30, 2010 (Unaudited) (continued)

Principal
Amount			Value

		Foreign Government Bonds (continued)
JPY 370,000,000	S	Japan Government Thirty Year Bond, 2.400%, due 09/20/38	$4,149,290
JPY 800,000,000	S	Japan Government Two Year Bond, 0.400%, due 03/15/11	8,534,744
UYU 6,067,000	S	Uruguay Government International Bond, 4.250%, due 04/05/27	408,293

		Total Other Bonds (Cost $90,378,034)	93,843,654

		Total Long-Term Investments (Cost $366,878,479)	383,998,758

SHORT-TERM INVESTMENTS: 12.5%

		Commercial Paper: 9.7%
$6,000,000	S	ASB Finance Ltd., 0.210%, due 05/20/10	5,999,312
7,000,000		Concord Minutemen Capital Co., LLC, 0.320%, due 06/23/10	6,996,592
7,000,000		Crown Point Capital Co., 0.330%, due 06/24/10	6,996,466
2,000,000		CVS Caremark Corp., 0.290%, due 05/12/10	1,999,807
3,654,000	S	Louis Dreyfus Corp., 0.260%, due 06/28/10	3,652,445
5,000,000		Thunder Bay Funding, LLC, 0.230%, due 05/17/10	4,999,457
5,000,000		Toronto-Dominion Bank, 0.260%, due 06/30/10	5,000,600
1,178,000		Volkswagen AG, 0.300%, due 05/24/10	1,177,764
5,332,000		Yorktown Capital, LLC, 0.250%, due 05/26/10	5,331,037

		Total Commercial Paper (Cost $42,153,480)	42,153,480

Shares			Value

		Affiliated Mutual Fund: 2.8%
12,076,000	S	ING Institutional Prime Money Market Fund — Class I	$12,076,000

		Total Mutual Fund (Cost $12,076,000)	12,076,000

		Total Short-Term Investments (Cost $54,229,480)	54,229,480

	Total Investments in Securities
	(Cost $421,107,959)*	100.8%	$438,228,238
	Other Assets and Liabilities - Net	(0.8)	(3,470,231)

	Net Assets	100.0%	$434,758,007

@	Non-income producing security
&	Payment-in-kind
#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, these securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.
##	On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship and the U.S. Treasury guaranteed the debt issued by those organizations.
W	Settlement is on a when-issued or delayed-delivery basis.
S	All or a portion of this security has been identified by the Fund to cover future collateral requirements for applicable futures, options, swaps, foreign currency contracts and/or when-issued or delayed-delivery securities.
BRL	Brazilian Real
CAD	Canadian Dollar
EUR	EU Euro
JPY	Japanese Yen

*	Cost for federal income tax purposes is $421,286,125.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$17,881,283
Gross Unrealized Depreciation	(939,170)

Net Unrealized Appreciation	$16,942,113

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of April 30, 2010 in valuing the Fund’s assets and liabilities:

	Quoted Prices
	in Active Markets	Significant Other	Significant
	for Identical	Observable	Unobservable	Fair Value
	Investments	Inputs	Inputs	at
	(Level 1)	(Level 2)	(Level 3)	4/30/2010

Asset Table
Investments, at value
Corporate Bonds/Notes	$—	$125,551,071	$—	$125,551,071
U.S. Government Agency Obligations	—	48,802,996	—	48,802,996
U.S. Treasury Obligations	—	30,543,317	—	30,543,317
Asset-Backed Securities	—	19,643,639	—	19,643,639
Collateralized Mortgage Obligations	—	62,810,852	2,803,229	65,614,081
Foreign Government Bonds	—	88,534,369	5,309,285	93,843,654
Short-Term Investments	12,076,000	42,153,480	—	54,229,480

Total Investments, at value	$12,076,000	$418,039,724	$8,112,514	$438,228,238

Other Financial Instruments+:
Forward foreign currency contracts	—	2,169,723	—	2,169,723
Futures	1,212,154	—	—	1,212,154
Swaps, at value	—	288,215	—	288,215

Total Assets	$13,288,154	$420,497,662	$8,112,514	$441,898,330

Liabilities Table
Other Financial Instruments+:
Forward foreign currency contracts	$—	$(3,678,642)	$—	$(3,678,642)
Futures	(2,169,921)	—	—	(2,169,921)
Swaps, at value	—	(92,352)	—	(92,352)

Total Liabilities	$(2,169,921)	$(3,770,994)	$—	$(5,940,915)

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Global Bond Fund
as of April 30, 2010 (Unaudited) (continued)

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund’s assets and liabilities during the period ended April 30, 2010:

	Beginning			Accrued		Total Unrealized		Transfers	Ending
	Balance			Discounts/	Total Realized	Appreciation/	Transfers Into	Out of	Balance
	10/31/2009	Purchases	Sales	(Premiums)	Gain/(Loss)	(Depreciation)	Level 3	Level 3	4/30/2010

Asset Table
Investments, at value
Collateralized Mortgage Obligations	$3,730,616	$1,482,082	$(210,506)	$(8)	$—	$29,079	$—	$(2,228,034)	$2,803,229
Foreign Government Bonds	5,152,147	—	—	—	—	157,138	—	—	5,309,285

Total Investments, at value	$8,882,763	$1,482,082	$(210,506)	$(8)	$—	$186,217	$—	$(2,228,034)	$8,112,514

As of April 30, 2010, total change in unrealized gain (loss) on Level 3 securities still held at period end and included in the change in net assets was $191,365.

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at measurement date which represents the amount due to/from the Fund. Swaps and written options are reported at their market value at measurement date.

Transfers in or out of Level 3 represents either the beginning value (for transfers in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period.

At April 30, 2010 the following forward foreign currency contracts were outstanding for the ING Global Bond Fund:

			In		Unrealized
		Settlement	Exchange		Appreciation
Currency	Buy/Sell	Date	For	Value	(Depreciation)

Australian Dollar AUD 2,915,303	BUY	5/21/10	$2,691,001	$2,690,916	$(85)
Australian Dollar AUD 5,119,692	BUY	5/21/10	4,740,000	4,725,634	(14,366)
Canadian Dollar CAD 2,835,239	BUY	5/21/10	2,837,552	2,791,313	(46,239)
Canadian Dollar CAD 6,561,352	BUY	5/21/10	6,555,000	6,459,696	(95,304)
Canadian Dollar CAD 8,858,524	BUY	5/21/10	8,852,000	8,721,277	(130,723)
Canadian Dollar CAD 1,913,057	BUY	5/21/10	1,884,000	1,883,418	(582)
Swiss Franc CHF 19,551,330	BUY	5/7/10	18,243,338	18,169,582	(73,756)
Swiss Franc CHF 2,856,779	BUY	5/7/10	2,702,000	2,654,882	(47,118)
Swiss Franc CHF 6,405,914	BUY	5/7/10	5,968,000	5,953,190	(14,810)
Danish Krone DKK 6,953,272	BUY	5/7/10	1,247,669	1,243,821	(3,848)
EU Euro EUR 32,783,479	BUY	5/21/10	44,415,549	43,652,869	(762,680)
EU Euro EUR 1,779,975	BUY	5/21/10	2,414,000	2,370,127	(43,873)
EU Euro EUR 1,267,916	BUY	5/21/10	1,675,000	1,688,295	13,295
EU Euro EUR 1,093,244	BUY	5/21/10	1,442,000	1,455,710	13,710
EU Euro EUR 22,266,737	BUY	5/21/10	29,446,000	29,649,292	203,292
British Pound GBP 15,820,682	BUY	5/7/10	24,098,474	24,205,783	107,309
British Pound GBP 1,407,545	BUY	5/7/10	2,148,000	2,153,557	5,557
British Pound GBP 535,173	BUY	5/7/10	817,000	818,819	1,819
British Pound GBP 766,720	BUY	5/7/10	1,178,000	1,173,089	(4,911)
British Pound GBP 1,938,397	BUY	5/7/10	2,978,000	2,965,765	(12,235)
British Pound GBP 6,710,443	BUY	5/7/10	10,342,000	10,267,037	(74,963)
British Pound GBP 455,581	BUY	5/7/10	705,000	697,042	(7,958)
British Pound GBP 2,550,741	BUY	5/7/10	3,941,000	3,902,657	(38,343)
British Pound GBP 1,028,384	BUY	5/7/10	1,570,000	1,573,437	3,437
Indian Rupee INR 248,712,000	BUY	5/7/10	5,584,014	5,602,887	18,873
Japanese Yen JPY 2,940,227,289	BUY	5/21/10	31,562,201	31,306,840	(255,361)
Japanese Yen JPY 370,664,449	BUY	5/21/10	3,941,000	3,946,747	5,747
Japanese Yen JPY 266,934,420	BUY	5/21/10	2,839,000	2,842,254	3,254
Japanese Yen JPY 345,602,893	BUY	5/21/10	3,674,000	3,679,897	5,897
South Korean Won KRW 17,050,028,450	BUY	5/7/10	15,166,096	15,380,012	213,916
Mexican Peso MXN 12,703,567	BUY	5/21/10	1,034,212	1,029,473	(4,739)
Norwegian Krone NOK 200,264,514	BUY	5/7/10	33,352,549	33,937,468	584,919
Norwegian Krone NOK 61,279,775	BUY	5/7/10	10,271,000	10,384,667	113,667
Norwegian Krone NOK 61,203,769	BUY	5/7/10	10,271,000	10,371,787	100,787
Norwegian Krone NOK 60,496,089	BUY	5/7/10	10,268,000	10,251,861	(16,139)
Norwegian Krone NOK 17,577,499	BUY	5/7/10	2,998,000	2,978,739	(19,261)
Norwegian Krone NOK 61,664,709	BUY	5/7/10	10,457,000	10,449,900	(7,100)
Norwegian Krone NOK 47,690,170	BUY	5/7/10	8,119,000	8,081,729	(37,271)
Norwegian Krone NOK 19,203,963	BUY	5/7/10	3,247,000	3,254,365	7,365
New Zealand Dollar NZD 12,392,354	BUY	5/21/10	8,820,890	8,994,803	173,913
New Zealand Dollar NZD 3,855,468	BUY	5/21/10	2,783,000	2,798,433	15,433
Swedish Krona SEK 73,848,277	BUY	5/7/10	10,262,000	10,195,808	(66,192)
Swedish Krona SEK 14,378,065	BUY	5/7/10	1,988,000	1,985,097	(2,903)
Swedish Krona SEK 26,216,652	BUY	5/7/10	3,658,000	3,619,583	(38,417)
Swedish Krona SEK 2,427,905	BUY	5/7/10	335,000	335,207	207
Taiwan New Dollar TWD 25,000,000	BUY	5/7/10	792,016	798,574	6,558

					$(220,222)

Australian Dollar AUD 16,419,183	SELL	5/21/10	$15,269,232	$15,155,415	$113,817
Australian Dollar AUD 4,708,434	SELL	5/21/10	4,355,000	4,346,031	8,969
Australian Dollar AUD 917,002	SELL	5/21/10	838,000	846,421	(8,421)

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Global Bond Fund
as of April 30, 2010 (Unaudited) (continued)

			In		Unrealized
		Settlement	Exchange		Appreciation
Currency	Buy/Sell	Date	For	Value	(Depreciation)

Brazilian Real BRL 77,444,245	SELL	5/7/10	43,830,576	44,487,328	(656,752)
Canadian Dollar CAD 3,140,259	SELL	5/21/10	3,141,000	3,091,606	49,394
Canadian Dollar CAD 751,844	SELL	5/21/10	745,000	740,196	4,804
Canadian Dollar CAD 4,777,452	SELL	5/21/10	4,752,000	4,703,434	48,566
Swiss Franc CHF 10,963,972	SELL	5/7/10	10,262,000	10,189,117	72,883
Swiss Franc CHF 6,483,195	SELL	5/7/10	6,037,000	6,025,009	11,991
Swiss Franc CHF 7,856,117	SELL	5/7/10	7,304,000	7,300,903	3,097
Swiss Franc CHF 8,472,021	SELL	5/7/10	7,826,000	7,873,279	(47,279)
EU Euro EUR 15,737,189	SELL	5/21/10	20,914,000	20,954,867	(40,867)
EU Euro EUR 390,951	SELL	5/21/10	523,000	520,572	2,428
EU Euro EUR 7,220,176	SELL	5/21/10	9,635,000	9,614,031	20,969
British Pound GBP 1,135,996	SELL	5/7/10	1,758,000	1,738,084	19,916
British Pound GBP 6,737,271	SELL	5/7/10	10,417,000	10,308,084	108,916
British Pound GBP 2,518,693	SELL	5/7/10	3,824,000	3,853,622	(29,622)
British Pound GBP 6,871,240	SELL	5/7/10	10,473,000	10,513,058	(40,058)
Indonesian Rupiah IDR 49,120,260,000	SELL	5/7/10	5,415,983	5,442,770	(26,787)
Japanese Yen JPY 65,684,969	SELL	5/21/10	706,000	699,398	6,602
Japanese Yen JPY 146,244,558	SELL	5/21/10	1,570,000	1,557,177	12,823
South Korean Won KRW 1,275,428,000	SELL	5/7/10	1,148,000	1,150,502	(2,502)
South Korean Won KRW 4,563,569,100	SELL	5/7/10	4,083,000	4,116,577	(33,577)
Norwegian Krone NOK 61,313,603	SELL	5/7/10	10,226,000	10,390,400	(164,400)
Norwegian Krone NOK 61,143,964	SELL	5/7/10	10,226,000	10,361,652	(135,652)
Norwegian Krone NOK 38,173,019	SELL	5/7/10	6,397,500	6,468,922	(71,422)
Norwegian Krone NOK 38,180,709	SELL	5/7/10	6,397,500	6,470,225	(72,725)
Norwegian Krone NOK 61,468,561	SELL	5/7/10	10,417,000	10,416,660	340
Norwegian Krone NOK 61,555,886	SELL	5/7/10	10,417,000	10,431,458	(14,458)
Norwegian Krone NOK 85,143,282	SELL	5/7/10	14,336,000	14,428,654	(92,654)
Norwegian Krone NOK 10,052,200	SELL	5/7/10	1,684,000	1,703,478	(19,478)
New Zealand Dollar NZD 1,096,417	SELL	5/21/10	778,000	795,818	(17,818)
New Zealand Dollar NZD 14,764,996	SELL	5/21/10	10,417,000	10,716,949	(299,949)
New Zealand Dollar NZD 4,713,862	SELL	5/21/10	3,350,000	3,421,485	(71,485)
New Zealand Dollar NZD 1,877,230	SELL	5/21/10	1,349,000	1,362,559	(13,559)
Swedish Krona SEK 16,090,466	SELL	5/7/10	2,224,036	2,221,518	2,518
Swedish Krona SEK 8,638,919	SELL	5/7/10	1,209,000	1,192,726	16,274
Swedish Krona SEK 74,968,993	SELL	5/7/10	10,417,000	10,350,539	66,461

					$(1,288,697)

ING Global Bond Fund Open Futures Contracts on April 30, 2010:

				Unrealized
	Number	Expiration	Market	Appreciation/
Contract Description	of Contracts	Date	Value	(Depreciation)

Long Contracts

Australia 3-Year Bond	288	06/15/10	$27,115,549	$(170,544)
Australia 10-Year Bond	84	06/15/10	7,936,529	(101,348)
Canada 10-Year Bond	35	06/21/10	4,057,492	(10,560)
Euro-Bund	204	06/08/10	33,911,272	571,501
Euro-Schatz	320	06/08/10	46,521,982	244,108
Japan 10-Year Bond (TSE)	8	06/10/10	11,895,886	32,096
Long Gilt	70	06/28/10	12,417,645	334,700
Short Gilt	80	06/28/10	13,151,154	29,749

			$157,007,509	$929,702

Short Contracts

Euro-Bobl 5-Year	30	06/08/10	$4,719,729	$(48,350)
Medium Gilt	58	06/28/10	10,133,605	(144,480)
U.S. Treasury 2-Year Note	215	06/30/10	46,779,296	(128,912)
U.S. Treasury 10-Year Note	352	06/21/10	41,503,000	(579,614)
U.S. Treasury Long Bond	317	06/21/10	37,742,812	(986,113)

			$140,878,442	$(1,887,469)

Credit Default Swap Agreements Outstanding on April 30, 2010:

Credit Default Swaps on Corporate and Sovereign Issues — Buy Protection(1)

			(Pay)/				Upfront
	Reference		Receive				Payment	Unrealized
	Entity/	Buy/Sell	Fixed	Termination	Notional	Market	Paid/	Appreciation
Counterparty	Obligation	Protection	Rate (%)	Date	Amount(2)	Value(3)	(Received)	(Depreciation)
The Royal Bank of Scotland PLC	Japanese Government Bond, 2.000%, 03/21/22	Buy	(0.610)	12/20/14	9,000,000	$15,604	$—	$15,604

						$15,604	$—	$15,604

(1)	If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either 1.) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or 2.) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	The maximum amount of future payments (undiscounted) that a Fund as seller of protection could be required to make or receive as a buyer of credit protection under a credit default swap agreement would be an amount equal to the notional amount of the agreement.

(3)	The market values for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. Increasing market values, in absolute terms, when compared to the notional amount of the agreement, represent a deterioration of the referenced obligation’s credit soundness and a greater likelihood or risk of default or other credit event occurring.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Global Bond Fund
as of April 30, 2010 (Unaudited) (continued)

Cross-Currency Swap Agreements Outstanding on April 30, 2010:

		Notional
	Notional	Amount on
	Amount on	Floating
	Fixed Rate	Rate					Upfront
	(Currency	(Currency	Floating	Fixed	Termination	Market	Payment	Unrealized
Counterparty	Received)	Delivered)	Rate	Rate	Date	Value	Paid (Received)	Appreciation

Deutsche Bank AG	TRY 14,850,000	USD 10,000,000	3-month USD-LIBOR-BBA	10.35%	04/26/15	$12,341	$—	$12,341
Deutsche Bank AG	TRY 14,760,000	USD 10,000,000	3-month USD-LIBOR-BBA	10.45%	04/26/15	36,823	—	36,823

						$49,164	$—	$49,164

Interest Rate Swap Agreements Outstanding on April 30, 2010:

					Upfront
			Notional		Payment	Unrealized
	Termination		Principal	Market	Paid	Appreciation/
	Date		Amount	Value	(Received)	(Depreciation)

Receive a fixed rate equal to 1.990% and pay a floating rate based on 3-month CAD-BA-CDOR Counterparty: Deutsche Bank AG	04/09/12	CAD	25,000,000	$34,185	$—	$34,185
Receive a fixed rate equal to 2.213% and pay a floating rate based on 3-month CAD-BA-CDOR Counterparty: Deutsche Bank AG	04/20/12	CAD	40,000,000	(92,352)	—	(92,352)
Receive a fixed rate equal to 6.610% and pay a floating rate based on 28-day MXN-TIIE-Banxico Counterparty: Goldman Sachs International	03/06/13	MXN	171,500,000	101,522	—	101,522
Receive a fixed rate equal to 3.893% and pay a floating rate based on 3-month CAD-BA-CDOR Counterparty: Deutsche Bank AG	04/09/20	CAD	8,000,000	31,671	—	31,671
Receive a fixed rate equal to 4.020% and pay a floating rate based on 3-month CAD-BA-CDOR Counterparty: Deutsche Bank AG	04/20/20	CAD	4,000,000	56,069	—	56,069

				$131,095	$—	$131,095

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of April 30, 2010 was as follows:

Derivatives not accounted for
as hedging instruments	Location on Statement
under FASB ASC 815	of Assets and Liabilities	Fair Value

Asset Derivatives

Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$2,169,723
Credit contracts	Unrealized appreciation on swap agreements, net of upfront payments	15,604
Foreign exchange contracts	Unrealized appreciation on swap agreements, net of upfront payments	49,164
Interest rate contracts	Unrealized appreciation on swap agreements, net of upfront payments	223,447
Interest rate contracts	Net Assets — Unrealized appreciation*	1,212,154

Total Asset Derivatives		$3,670,092

Liability Derivatives

Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$3,678,642
Interest rate contracts	Unrealized depreciation on swap agreements, net of upfront payments	92,352
Interest rate contracts	Net Assets — Unrealized depreciation*	2,169,921

Total Liability Derivatives		$5,940,915

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Portfolio of Investments.

The effect of derivative instruments on the Fund’s Statement of Operations for the six months April 30, 2010 was as follows:

Derivatives not accounted for	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
as hedging instruments		Forward Foreign			Written
under FASB ASC 815	Investments*	Currency Contracts	Futures	Swaps	Options	Total

Credit contracts	$—	$—	$—	(68,490)	$—	$(68,490)
Equity contracts	—	—	—	—	—	—
Foreign exchange contracts	(217,223)	(8,663,238)	—	—	320,304	(8,560,157)
Interest rate contracts	—	—	1,180,291	1,137,494	—	2,317,785

Total	$(217,223)	$(8,663,238)	$1,180,291	$1,069,004	$320,304	$(6,310,862)

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Global Bond Fund
as of April 30, 2010 (Unaudited) (continued)

	Change in Unrealized Appreciation or (Depreciation)
Derivatives not accounted for	on Derivatives Recognized in Income
as hedging instruments		Forward Foreign			Written
under FASB ASC 815	Investments*	Currency Contracts	Futures	Swaps	Options	Total

Credit contracts	$—	$—	$—	$72,315	$—	$72,315
Equity contracts	—	—	—	—	—	—
Foreign exchange contracts	111,023	(1,202,240)	—	49,164	—	(1,042,053)
Interest rate contracts	—	—	(679,906)	102,870	2,311	(574,725)

Total	$111,023	$(1,202,240)	$(679,906)	$224,349	$2,311	$(1,544,463)

*	Amounts recognized for purchased options are included in net realized gain (loss) on investments and net change in unrealized appreciation or depreciation on investments.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Diversified International Fund
as of April 30, 2010 (Unaudited)

Shares			Value

AFFILIATED INVESTMENT COMPANIES: 99.0%
1,669,198	@ ING Emerging Countries Fund — Class I		$44,417,354
2,356,543	ING Foreign Fund — Class I		32,284,636
2,101,764	ING Index Plus International Equity Fund — Class I		16,624,953
4,646,975	ING International Capital Appreciation Fund — Class I		44,657,430
1,309,015	ING International Real Estate Fund — Class I		10,485,211
625,432	ING International SmallCap Multi-Manager Fund — Class I		21,664,972
2,119,303	ING International Value Choice Fund — Class I		21,934,783
1,840,738	ING International Value Fund — Class I		20,892,374

	Total Investments in Affiliated Investment Companies
	(Cost $207,904,169)*	99.0%	$212,961,713
	Other Assets and Liabilities - Net	1.0	2,135,849

	Net Assets	100.0%	$215,097,562

@	Non-income producing security

*	Cost for federal income tax purposes is $240,267,238.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$14,041,807
Gross Unrealized Depreciation	(8,984,263)

Net Unrealized Appreciation	$5,057,544

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of April 30, 2010 in valuing the Fund’s assets and liabilities:

	Quoted Prices	Significant
	in Active Markets	Other	Significant
	for Identical	Observable	Unobservable	Fair Value
	Investments	Inputs	Inputs	at
	(Level 1)	(Level 2)	(Level 3)	4/30/2010

Asset Table
Investments, at value
Affiliated Investment Companies	$212,961,713	$—	$—	$212,961,713

Total Investments, at value	$212,961,713	$—	$—	$212,961,713

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited)

Board Consideration and Re-Approval of Investment Advisory and Sub-Advisory Contracts

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) provides that, after an initial period, the Funds’ existing investment advisory and sub-advisory contracts will remain in effect only if the Board of Trustees (the “Board”) of ING Mutual Funds and ING Mayflower Trust (together, the “Trust”), including a majority of Board members who have no direct or indirect interest in the advisory and sub-advisory contracts, and who are not “interested persons” of the Funds, as such term is defined under the 1940 Act (the “Independent Trustees”), annually review and approve them. Thus, at a meeting held on November 12, 2009, the Board, including a majority of the Independent Trustees, considered whether to renew the investment advisory contracts (the “Advisory Contracts”) between ING Investments, LLC (the “Adviser”) and the sub-advisory contracts (“Sub-Advisory Contracts”) with the sub-adviser to each Fund (each a “Sub-Adviser” and collectively, the “Sub-Advisers”).

The Independent Trustees also held separate meetings on October 13 and November 10, 2009 to consider the renewal of the Advisory Contracts and Sub-Advisory Contracts. As a result, subsequent references herein to factors considered and determinations made by the Independent Trustees include, as applicable, factors considered and determinations made on those earlier dates by the Independent Trustees.

At its November 12, 2009 meeting, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Funds. In reaching these decisions, the Board took into account information furnished to it throughout the year at regular meetings of the Board and the Board’s committees, as well as information prepared specifically in connection with the annual renewal process. Determinations by the Independent Trustees also took into account various factors that they believed, in light of the legal advice furnished to them by K&L Gates LLP (“K&L Gates”), their independent legal counsel, and their own business judgment, to be relevant. Further, while the Advisory Contracts and Sub-Advisory Contracts for all the ING Funds were considered at the same Board meeting, the Trustees considered each Fund’s advisory and sub-advisory relationships separately.

Provided below is an overview of the Board’s contract approval process in general, as well as a discussion of certain specific factors that the Board considered at its renewal meeting. While the Board gave its attention to the information furnished, at its request, that was most relevant to its considerations, discussed below are a number of the primary factors relevant to the Board’s consideration as to whether to renew the Advisory and Sub-Advisory Contracts for the one-year period ending November 30, 2010. Each Board member may have accorded different weight to the various factors in reaching his or her conclusions with respect to each Fund’s advisory and sub-advisory arrangements.

Overview of the Contract Renewal and Approval Process

Several years ago, the Independent Trustees instituted a revised process by which they seek and consider relevant information when they decide whether to approve new or existing advisory and sub-advisory arrangements for the investment companies in the ING Funds complex under their jurisdiction, including the Funds’ existing Advisory and Sub-Advisory Contracts. Among other actions, the Independent Trustees: retained the services of independent consultants with experience in the mutual fund industry to assist the Independent Trustees in working with the personnel employed by the Adviser or its affiliates who administer the Funds (“Management”) to identify the types of information presented to the Board to inform its deliberations with respect to advisory and sub-advisory relationships and to help evaluate that information; established a specific format in which certain requested information is provided to the Board; and determined the process for reviewing such information in connection with Advisory and Sub-Advisory Contract renewals and approvals. The end result was an enhanced process which is currently employed by the Independent Trustees to review and analyze information in connection with their annual renewal of the ING Funds’ advisory and sub-advisory contracts, as well as their review and approval of new advisory relationships.

Since the current renewal and approval process was first implemented, the Board’s membership has changed substantially through periodic retirements of some Trustees and the appointment and election of new Trustees. In addition, throughout this period the Independent Trustees have reviewed and refined the renewal and approval process at least annually. The Board also established a Contracts Committee and two Investment Review Committees (“IRCs”). Among other matters, the Contracts Committee provides oversight

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

with respect to the contracts renewal process, and each Fund is assigned to an IRC, which provides oversight regarding, among other matters, investment performance.

The type and format of the information provided to the Board or to legal counsel for the Independent Trustees in connection with the contract approval and renewal process has been codified in the ING Funds’ 15(c) Methodology Guide. This Guide was developed under the direction of the Independent Trustees and sets out a blueprint pursuant to which the Independent Trustees request certain information that they deem important to facilitate an informed review in connection with initial and annual approvals of advisory and sub-advisory contracts.

Management provides certain of the information requested by the 15(c) Methodology Guide in Fund Analysis and Comparison Tables (“FACT sheets”) prior to the Independent Trustees’ review of advisory and sub-advisory arrangements (including the Funds’ Advisory and Sub-Advisory Contracts). The Independent Trustees previously retained an independent firm to verify and test the accuracy of certain FACT sheet data for a representative sample of funds in the ING Funds complex. In addition, in 2007, 2008 and 2009 the Contracts Committee employed the services of an independent consultant to assist in its review and analysis of, among other matters, the 15(c) Methodology Guide, the content and format of the FACT sheets, and proposed selected peer groups of investment companies (“SPGs”) to be used by the Funds for certain comparison purposes during the renewal process.

As part of an ongoing process, the Contracts Committee recommends or considers recommendations from Management for refinements to the 15(c) Methodology Guide and other aspects of the review process, and the IRC reviews benchmarks used to assess the performance of the funds in the ING Funds complex. The IRCs may apply a heightened level of scrutiny in cases where performance has lagged an ING Fund’s relevant benchmark and/or SPG.

The Board employed its process for reviewing contracts when considering the renewals of the Funds’ Advisory and Sub-Advisory Contracts that would be effective through November 30, 2010. Set forth below is a discussion of many of the Board’s primary considerations and conclusions resulting from this process.

Nature, Extent and Quality of Service

In determining whether to approve the Advisory and Sub-Advisory Contracts for the Funds for the year ending November 30, 2010, the Independent Trustees received and evaluated such information as they deemed necessary regarding the nature, extent and quality of services provided to the Funds by the Adviser and Sub-Advisers. This included information regarding the Adviser and Sub-Advisers provided throughout the year at regular meetings of the Board and its committees, as well as information furnished in connection with the contract renewal meetings.

The materials requested by and provided to the Board and/or to K&L Gates prior to the November 12, 2009 Board meeting included, among other information, the following items for each Fund: (1) FACT sheets that provided information regarding the performance and expenses of the Fund and other similarly managed funds in its SPG, as well as information regarding the Fund’s investment portfolio, objective and strategies; (2) reports providing risk and attribution analyses of the Fund; (3) the 15(c) Methodology Guide, which describes how the FACT sheets were prepared, including the manner in which each Fund’s benchmark and SPG were selected and how profitability was determined; (4) responses from the Adviser and relevant Sub-Adviser or Sub-Advisers to a series of questions posed by K&L Gates on behalf of the Trustees; (5) copies of the forms of Advisory and Sub-Advisory Contracts; (6) copies of the Forms ADV for the Adviser and Sub-Advisers; (7) financial statements for the Adviser and Sub-Adviser; (8) a draft of a narrative summary addressing key factors the Board customarily considers in evaluating the renewals of the ING Funds’ (including the Funds’) advisory contracts and sub-advisory contracts, including a written analysis for each Fund of how performance, fees and expenses compare to its SPG and/or designated benchmark; (9) independent analyses of Fund performance by the Trust’s Chief Investment Risk Officer; (10) information regarding net asset flows into and out of the Fund; and (11) other information relevant to the Board’s evaluations.

For each Fund Class A shares were used for purposes of certain comparisons to the funds in its SPG. Class A shares generally were selected so that the Fund’s share class with the longest performance history was compared to the analogous class of shares for each

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

fund in its SPG. The mutual funds included in the Funds’ SPGs were selected based upon criteria designed to mirror the Fund share class being compared to the SPG.

In arriving at its conclusions with respect to the Advisory Contracts, the Board was mindful of the “manager-of-managers” platform of the ING Funds that has been developed by Management. The Board also considered the techniques that the Adviser has developed, at the Board’s direction, to screen and perform due diligence on the Sub-Advisers that are recommended to the Board to manage the investment portfolios of the funds in the ING Funds complex. The Board noted the resources that the Adviser has committed to the Board and the IRCs to assist the Board and the IRCs with their assessment of the investment performance of the funds in the ING Funds Complex (including the Funds) on an ongoing basis throughout the year. This includes the appointment of a Chief Investment Risk Officer and his staff, who report directly to the Board and who have developed attribution analyses and other metrics used by the IRCs to analyze the key factors underlying investment performance for the funds in the ING Funds complex.

The Board also noted the techniques used by the Adviser to monitor the performance of the Sub-Advisers and the proactive approach that the Adviser, working in cooperation with the IRCs, has taken to advocate or recommend, when it believed appropriate, changes designed to assist in improving the Funds’ performance.

In considering the Funds’ Advisory Contracts, the Board also considered the extent of benefits provided to the Funds’ shareholders, beyond advisory services, from being part of the ING family of funds. This includes, in most cases, the right to exchange or transfer investments, without a sales charge, between the same class of shares of such funds or among ING Funds available on a product platform, and the wide range of ING Funds available for exchange or transfer. The Board also took into account the Adviser’s efforts in recent years to reduce the expenses of the ING Funds through renegotiated arrangements with the ING Funds’ service providers. In addition, the Board considered the efforts of the Adviser and the expenses that it incurred in recent years to help make the ING Funds complex more efficient by combinations of similar funds.

Further, the Board received periodic reports showing that the investment policies and restrictions for each Fund were consistently complied with and other periodic reports covering matters such as compliance by Adviser and Sub-Adviser personnel with codes of ethics. The Board considered reports from the Trust’s Chief Compliance Officer (“CCO”) evaluating whether the regulatory compliance systems and procedures of the Adviser and each Sub-Adviser are reasonably designed to assure compliance with the federal securities laws, including those related to, among others, late trading and market timing, best execution, fair value pricing, proxy voting and trade allocation practices. The Board also took into account the CCO’s annual and periodic reports and recommendations with respect to service provider compliance programs. In this regard, the Board also considered the policies and procedures developed by the CCO in consultation with the Board’s Compliance Committee that guide the CCO’s compliance oversight function.

The Board reviewed the level of staffing, quality and experience of each Fund’s portfolio management team. The Board took into account the respective resources and reputations of the Adviser and Sub-Advisers, and evaluated the ability of the Adviser and the Sub-Advisers to attract and retain qualified investment advisory personnel. The Board also considered the adequacy of the resources committed to the Funds (and other relevant funds in the ING Funds complex) by the Adviser and Sub-Advisers, and whether those resources are commensurate with the needs of the Funds and are sufficient to sustain appropriate levels of performance and compliance needs. In this regard, the Board considered the financial stability of the Adviser and the Sub-Advisers.

Based on their deliberations and the materials presented to them, the Board concluded that the advisory and related services provided by the Adviser and each Sub-Adviser are appropriate in light of the Funds’ operations, the competitive landscape of the investment company business, and investor needs, and that the nature and quality of the overall services provided by the Adviser and the Sub-Advisers were appropriate.

Fund Performance

In assessing advisory and sub-advisory relationships, the Board placed emphasis on the net investment returns of each Fund. While the Board considered the performance reports and discussions with portfolio managers at Board and committee

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

meetings during the year, particular attention in assessing performance was given to the FACT sheets furnished in connection with the renewal process. The FACT sheet prepared for each Fund included its investment performance compared to the Fund’s Morningstar category median and/or Lipper category median, SPG and primary benchmark. The FACT sheet performance data was as of June 30, 2009. In addition, the Board also considered at its November 12, 2009 meeting certain additional data regarding performance and Fund asset levels as of September 30, 2009. The Board’s findings specific to each Fund’s performance are discussed under “Fund-by-Fund Analysis” below.

Economies of Scale

When evaluating the reasonableness of advisory fee rates, the Board also considered whether economies of scale will be realized by the Adviser and Sub-Adviser as a Fund grows larger and the extent to which any such economies are reflected in contractual fee rates. In this regard, the Board noted any breakpoints in advisory fee schedules that will result in a lower advisory fee rate when a Fund achieves sufficient asset levels to receive a breakpoint discount. In the case of sub-advisory fees, the Board considered that breakpoints would inure to the benefit of the Adviser, except to the extent that there are corresponding advisory fee breakpoints or waivers. For a Fund that did not have advisory fee breakpoints, but did benefit from waivers or reimbursements of advisory or other fees, the Board also considered the extent to which economies of scale could be realized through waivers, reimbursements or expense reductions.

In evaluating economies of scale, the Independent Trustees also considered prior periodic management reports and industry information on this topic, and the Independent Trustees who were Board members at that time also considered a November 2006 evaluation and analysis presented to them by an independent consultant regarding fee breakpoint arrangements and economies of scale.

The Board also considered that many of the Funds have experienced material declines in assets due to general market declines precipitated by the credit crises and other generally adverse market developments. As a result of these asset declines, the Board considered that there were fewer opportunities to realize economies of scale.

Information Regarding Services to Other Clients

The Board requested and considered information regarding the nature of services and fee rates offered by the Adviser and Sub-Advisers to other clients, including other registered investment companies and institutional accounts. When fee rates offered to other clients differed materially from those charged to the Funds, the Board considered any underlying rationale provided by the Adviser or a Sub-Adviser for these differences.

For unaffiliated Sub-Advisers, the Board did not view this information as being a key factor in its deliberations because of the arms-length nature of negotiations between the Adviser and unaffiliated Sub-Advisers with respect to sub-advisory fee rates. The Board also noted that the fee rates charged to the Funds and other institutional clients of the Adviser or a Sub-Adviser (including other investment companies) may differ materially due to, among other reasons: differences in services; different regulatory requirements associated with registered investment companies, such as the Funds, as compared to non-registered investment company clients; market differences in fee rates that existed when a Fund first was organized; differences in the original sponsors of Funds that now are managed by the Adviser; investment capacity constraints that existed when certain contracts were first agreed upon or that might exist at present; and different pricing structures that are necessary to be competitive in different marketing channels.

Fee Rates and Profitability

The Board reviewed and considered each contractual investment advisory fee rate, combined with the administrative fee rate, payable by each Fund to the Adviser. The Board also considered the contractual sub-advisory fee rate payable by the Adviser to each Sub-Adviser for sub-advisory services for each Fund. In addition, the Board considered fee waivers and expense limitations applicable to the fees payable by the Funds.

The Board considered: (1) the fee structure of each Fund as it relates to the services provided under the contracts; and (2) the potential fall-out benefits to the Adviser and the Sub-Advisers and their respective affiliates from their association with the Funds. For each Fund, the Board determined that the fees payable to the Adviser and the Sub-Advisers are reasonable for the services that each performs, which

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

were considered in light of the nature and quality of the services that each has performed and is expected to perform.

For each Fund, the Board considered information on revenues, costs and profits realized by the Adviser, which was prepared by Management in accordance with the allocation methodology (including related assumptions) specified in the 15(c) Methodology Guide. In analyzing the profitability of the Adviser in connection with its services to a Fund, the Board took into account the sub-advisory fee rate payable by the Adviser to each Sub-Adviser. The Board also considered information that it requested and was provided by Management with respect to the profitability of service providers affiliated with the Adviser, as well as information provided by certain Sub-Advisers with respect to their profitability. In the case of non-affiliated Sub-Advisers, the Board gave less weight to profitability considerations, or did not view this data as imperative to its deliberations, given the arm’s-length nature of the relationship between the Adviser and these Sub-Advisers with respect to the negotiation of sub-advisory fee rates. Further, the Board considered that the decline in asset levels of many Funds caused by recent adverse economic conditions was likely to cause a similar decline in any profits realized by the Adviser and Sub-Advisers.

The Board recognized that analysis of the Adviser’s and affiliated Sub-Adviser’s profitability is not an exact science and there is no uniform methodology for determining profitability for this purpose. In this context, the Board realized that Management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Funds’ operations may not be fully reflected in the expenses allocated to each Fund in determining profitability, and that the information presented may not portray all of the costs borne by Management or capture Management’s entrepreneurial risk associated with offering and managing a mutual fund complex in the current regulatory and market environment. In addition, the Board recognized that the use of different methodologies for purposes of calculating profit data can give rise to dramatically different profit and loss results.

At the request of the Board, the Adviser has from time to time agreed to implement remedial actions for certain Funds. These remedial actions have included, among others: reductions in fee rates; changes in Sub-Advisers or portfolio managers; and strategy modifications.

In making its determinations, the Board based its conclusions on the reasonableness of the advisory and sub-advisory fees of the Adviser and affiliated Sub-Adviser primarily on the factors described for each Fund below.

Fund-by-Fund Analysis

The following paragraphs outline certain of the specific factors that the Board considered, and the conclusions reached, at its November 12, 2009 meeting in relation to renewing each Fund’s current Advisory and Sub-Advisory Contracts for the year ending November 30, 2010. These specific factors are in addition to those considerations discussed above. In each case, the Fund’s performance was compared to its Morningstar category median and its primary benchmark, a broad-based securities market index that appears in the Fund’s prospectus. With respect to Morningstar quintile rankings, the first quintile represents the highest (best) performance and the fifth quintile represents the lowest performance. Each Fund’s management fee and expense ratio were compared to the fees and expense ratios of the funds in its SPG.

ING Asia-Pacific Real Estate Fund

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for the ING Asia-Pacific Real Estate Fund, the Board considered that, based on performance data for the periods ended June 30, 2009: (1) the Fund outperformed its Morningstar category median for all periods presented; (2) the Fund underperformed its primary benchmark for the most recent calendar quarter and year-to-date periods, but outperformed for the one-year period; and (3) the Fund is ranked in the first (highest) quintile of its Morningstar category for all periods presented.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Fund; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its SPG, including that: (a) the

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

management fee (inclusive of a 0.10% administration fee) for the Fund is above the median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Fund is above the median and the average expense ratios of the funds in its SPG.

In analyzing this fee data, the Board took into account that the Adviser is operating the Fund at a loss. The Board also took into consideration Management’s representations that the Fund’s expense ratio and management fee are higher due to the sub-advisory fee rate that reflects the Fund’s regional focus and the Sub-Adviser’s reputation and skill in managing real estate assets.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2010. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Diversified International Fund

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for the ING Diversified International Fund, the Board considered that, based on performance data for the periods ended June 30, 2009: (1) the Fund outperformed its Morningstar category median for all periods presented; (2) the Fund underperformed its primary benchmark for all periods presented; and (3) the Fund is ranked in the first (highest) quintile of its Morningstar category for the most recent calendar quarter, the second quintile for the year-to-date period, and the third quintile for the one-year and three-year periods.

In analyzing this performance data, the Board took into account that in August 2009, the membership of the Fund’s Asset Allocation Committee changed.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its SPG, including that: (a) the management fee (inclusive of a 0.10% administration fee) for the Fund is below the median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Fund is below the median and the average expense ratios of the funds in its SPG.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2010. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Emerging Countries Fund

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for the ING Emerging Countries Fund, the Board considered that, based on performance data for the periods ended June 30, 2009: (1) the Fund underperformed its Morningstar category median for all periods presented; (2) the Fund underperformed its primary benchmark for all periods presented; and (3) the Fund is ranked in the third quintile of its Morningstar category for the year-to-date period, the fourth quintile for the most recent calendar quarter and one-year periods, and the fifth (lowest) quintile for the three-year, five-year and ten-year periods.

In analyzing this performance data, the Board took into account that: (1) in June 2008, there was a change in the Sub-Adviser of the Fund to address the Board’s concerns regarding the Fund’s investment performance; and (2) Management would continue to monitor, and the Board or its IRC would periodically review, the Fund’s performance.

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its SPG, including that: (a) the management fee (inclusive of a 0.10% administration fee) for the Fund is above the median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Fund is above the median and the average expense ratios of the funds in its SPG.

In analyzing this fee data, the Board took into account that the Fund’s expense ratio is limited by an expense cap.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) taking into account that the Fund’s Sub-Adviser changed in June 2008, the Board will permit the Fund to establish a longer performance record for purposes of evaluating performance; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2010. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING European Real Estate Fund

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for the ING European Real Estate Fund, the Board considered that, based on performance data for the periods ended June 30, 2009: (1) the Fund underperformed its Morningstar category median for all periods presented; (2) the Fund outperformed its primary benchmark for all periods presented, with the exception of the most recent calendar quarter, during which it underperformed; and (3) the Fund is ranked in the third quintile of its Morningstar category for the year-to-date period, the fourth quintile for the one-year period, and the fifth (lowest) quintile for the most recent calendar quarter.

In analyzing this performance data, the Board took into account: (1) Management’s representations regarding the detrimental effect that the Fund’s focus on European securities had on its investment performance, relative to the comparable performance of the Fund’s SPG; and (2) that Management would continue to monitor, and the Board or its IRC would periodically review, the Fund’s performance.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Fund; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its SPG, including that: (a) the management fee (inclusive of a 0.10% administration fee) for the Fund is above the median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Fund is above the median and the average expense ratios of the funds in its SPG.

In analyzing this fee data, the Board took into account that the Adviser is operating the Fund at a loss. The Board also took into consideration Management’s representations that the Fund’s expense ratio and management fee are higher due to the sub-advisory fee rate that reflects the Fund’s regional focus and the Sub-Adviser’s reputation and skill in managing real estate assets.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) Management would continue to monitor, and the Board or its IRC would periodically review, the Fund’s performance; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2010. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

ING Foreign Fund

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for the ING Foreign Fund, the Board considered that, based on performance data for the periods ended June 30, 2009: (1) the Fund underperformed its Morningstar category median for all periods presented, with the exception of the five-year period, during which it outperformed; (2) the Fund underperformed its primary benchmark for all periods presented; and (3) the Fund is ranked in the second quintile of its Morningstar category for the five-year period, the fourth quintile for the three-year period, and the fifth (lowest) quintile for the most recent calendar quarter, year-to-date, and one-year periods.

In analyzing this performance data, the Board took into account: (1) Management’s analysis regarding the effect that the Sub-Adviser’s investment approach and defensive positioning had on the Fund’s performance as compared to its primary benchmark and SPG; (2) in February 2009, Management implemented a change in the Fund’s investment strategy; and (3) that Management would continue to monitor, and the Board or its IRC would periodically review, the Fund’s performance.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a breakpoint fee schedule where the asset level necessary to reach a breakpoint discount had not been reached by the Fund; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its SPG, including that: (a) the management fee (inclusive of a 0.10% administration fee) for the Fund is above the median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Fund is above the median and the average expense ratios of the funds in its SPG.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) taking into account Management’s analysis of the Fund’s underperformance and that Management changed the Fund’s investment strategy in February 2009, a longer performance record would be warranted for purposes of evaluating performance; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2010. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

Board Consideration and Approval of New Sub-Advisory Contract for ING Foreign Fund

The ING Foreign Fund had been sub-advised by Artio Global Management, LLC or its predecessor company Julius Baer Investment Management, Inc. (“Artio”) since its inception in July 2003. The significant rise in the use of wrap programs since the Fund’s inception, however, has placed Artio’s proprietary mutual fund (the “Artio Fund”) in direct competition with the Fund resulting in the Fund’s diminished appeal as a select vehicle for financial advisors. The Board noted that this had the potential to adversely affect the Fund’s ability to attract and retain assets. At a meeting of the Board held on March 25, 2010, the Board, including a majority of the Independent Trustees, determined to: (1) terminate Artio as sub-adviser to the Fund following a notice period; (2) appoint ING Investment Management Advisors, B.V. (“IIM BV”) as sub-adviser to the Fund; and (3) approve a Sub-Advisory Contract with IIM BV under which it would serve as Sub-Adviser to the Portfolio. The Sub-Advisory Contract is expected become effective on or about June 30, 2010.

In determining whether to approve the Sub-Advisory Contract with IIM BV, the Board received and evaluated such information as it deemed necessary for an informed determination of whether the Sub-Advisory Contract should be approved for the Fund. The materials provided to the Board to inform its consideration of whether to approve the Sub-Advisory Contract with IIM BV included the following: (1) IIM BV’s presentation before the International/Balanced/Fixed Income IRC at its March 24, 2010 meeting; (2) memoranda and related materials provided to the Board in advance of its March 25, 2010 meeting discussing: (a) Management’s rationale for recommending that IIM BV serve as Sub-Adviser to the Portfolio, (b) the performance of IIM BV in managing the ING (L) Invest Global Opportunities Fund (“IIM BV Global Opportunities Fund”), an actively managed open-

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

ended collective investment Fund with an inception date of June 30, 2001, which is currently offered in Europe (with such performance being compared against relevant benchmark indices and Morningstar Category averages), and (c) IIM BV’s considerable firm-wide resources, investment philosophy, and the firm’s overall investment process; (3) Fact Analysis and Comparison Tables for the Fund that provide information about the performance of the IIM BV Global Opportunities Fund and the performance of the Fund’s proposed SPG; (4) IIM BV’s responses to inquiries from K&L Gates LLP, counsel to the Independent Trustees; (5) supporting documentation, including copies of the forms of the Sub-Advisory Contract with IIM BV; and (6) other information relevant to the Board’s evaluation.

In reaching its decision to engage IIM BV as Sub-Adviser to the Fund, the Board, including a majority of the Independent Trustees, considered a number of factors, including, but not limited to, the following: (1) Managements representations regarding the competitive challenges to the Fund resulting from direct competition with the Artio Fund; (2) the Adviser’s view with respect to the reputation of IIM BV as a manager to similar portfolios; (3) IIM BV’s strength and reputation in the industry; (4) the nature and quality of the services to be provided by IIM BV under the proposed Sub-Advisory Contract; (5) the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of IIM BV and its fit among the stable of managers in the ING Fund s line-up; (6) the fairness of the compensation under the Sub-Advisory Contract in light of the services to be provided by IIM BV and the projected profitability of IIM BV as the Fund’s Sub-Adviser; (7) the costs for the services to be provided by IIM BV, including that the management fee would be reduced upon the appointment of IIM BV; (8) the sub-advisory fee payable by the Adviser to IIM BV; (9) IIM BV’s operations and compliance program, including its policies and procedures intended to assure compliance with the Federal securities laws; (10) the appropriateness of the selection of IIM BV in light of the Fund’s proposed investment objective and investor base; and (11) IIM BV’s Code of Ethics, which had been previously approved by the Board and related procedures for complying with that Code.

After its deliberation, the Board reached the following conclusions: (1) IIM BV should be appointed to serve as Sub-Adviser to the Fund under the Sub-Advisory Contract with IIM BV; (2) the sub-advisory fee rate payable by the Adviser to IIM BV is reasonable in the context of all factors considered by the Board; and (3) IIM BV maintains an appropriate compliance program, with this conclusion based upon, among other things, a representation from the Fund’s CCO that IIM BV’s compliance policies and procedures are reasonably designed to assure compliance with the Federal securities laws. Based on these conclusions and other factors, the Board voted to approve the Sub-Advisory Contract for the Fund. During their deliberations, different Board members may have given different weight to different individual factors and related conclusions.

ING Global Bond Fund

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for the ING Global Bond Fund, the Board considered that, based on performance data for the periods ended June 30, 2009: (1) the Fund outperformed its Morningstar category median for all periods presented, with the exception of the most recent calendar quarter and year-to-date periods, during which it underperformed; (2) the Fund outperformed its benchmark for all periods presented; and (3) the Fund is ranked in the first (highest) quintile of its Morningstar category for the one-year and three-year periods, and the fourth quintile for the most recent calendar quarter and year-to-date periods.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its SPG, including that: (a) the management fee (inclusive of a 0.10% administration fee) for the Fund is below the median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Fund is below the median and the average expense ratios of the funds in its SPG.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2010. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Global Equity Dividend Fund

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for the ING Global Equity Dividend Fund, the Board considered that, based on performance data for the periods ended June 30, 2009: (1) the Fund underperformed its Morningstar category median for all periods presented, with the exception of the one-year period, during which it outperformed; (2) the Fund underperformed its primary benchmark for the most recent calendar quarter, year-to-date, and three year periods, but outperformed for the one-year and five-year periods; and (3) the Fund is ranked in the third quintile of its Morningstar category for the most recent calendar quarter, one-year, and five-year periods, the fourth quintile for the three-year period, and the fifth (lowest) quintile for the year-to-date period.

In analyzing this performance data, the Board took into account: (1) Management’s analysis of the negative effect that stock selection and sector allocation had on the Fund’s performance; (2) the effect of the Fund’s dividend payment policy on more recent performance; and (3) that Management would continue to monitor, and the Board or its IRC would periodically review, the Fund’s performance.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its SPG, including that: (a) the management fee (inclusive of a 0.10% administration fee) for the Fund is below the median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Fund is below the median and the average expense ratios of the funds in its SPG.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) Management would continue to monitor, and the Board or its IRC would periodically review, the Fund’s performance; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2010. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Global Natural Resources Fund

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for the ING Global Natural Resources Fund, the Board considered that, based on performance data for the periods ended June 30, 2009: (1) the Fund outperformed its Morningstar category median for all periods presented, with the exception of the most recent calendar quarter and year-to-date periods, during which it underperformed; (2) the Fund outperformed its primary benchmark for all periods presented, with the exception of the one-year period, during which it underperformed; and (3) the Fund is ranked in the second quintile of its Morningstar category for the one-year, three-year and ten-year periods, the third quintile for the five-year period, and the fourth quintile for the most recent calendar quarter and year-to-date periods.

In analyzing this performance data, the Board took into account that, in February 2009, there was a change to the Fund’s portfolio management team.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Fund and its shareholders from breakpoint discounts applicable to the Fund’s advisory fees, which result in lower fees at higher asset levels; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its SPG, including that: (a) the management fee (inclusive of a 0.10% administration fee) for the Fund is above the median and the average management fees of the

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

funds in its SPG; and (b) the expense ratio for the Fund is equal to the median and below the average expense ratios of the funds in its SPG.

In analyzing this fee data, the Board took into account that it had requested and Management agreed to impose an expense cap for the Fund.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) taking into account that the Fund’s portfolio management team changed in February 2009, the Board will permit the Fund to establish a longer performance record for purposes of evaluating performance; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2010. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Global Real Estate Fund

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for the ING Global Real Estate Fund, the Board considered that, based on performance data for the periods ended June 30, 2009: (1) the Fund outperformed its Morningstar category median for all periods presented, with the exception of the year-to-date period, during which it underperformed; (2) the Fund outperformed its primary benchmark for all periods presented, with the exception of the most recent calendar quarter and year-to-date periods, during which it underperformed; and (3) the Fund is ranked in the first (highest) quintile of its Morningstar category for the five-year period, the second quintile for the one-year and three-year periods, the third quintile for the most recent calendar quarter, and the fourth quintile for the year-to-date period.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Fund and its shareholders from breakpoint discounts applicable to the Fund’s advisory and sub-advisory fees, which result in lower fees at higher asset levels; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its SPG, including that: (a) the management fee (inclusive of a 0.10% administration fee) for the Fund is below the median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Fund is below the median and the average expense ratios of the funds in its SPG.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2010. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Global Value Choice Fund

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for the ING Global Value Choice Fund, the Board considered that, based on performance data for the periods ended June 30, 2009: (1) the Fund outperformed its Morningstar category median for all periods presented; (2) the Fund outperformed its primary benchmark for all periods presented; and (3) the Fund is ranked in the first (highest) quintile of its Morningstar category for all periods presented, with the exception of the ten-year period, where it ranked in the third quintile.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Fund; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its SPG, including that: (a) the management fee (inclusive of a 0.10% administration

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

fee) for the Fund is above the median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Fund is above the median and the average expense ratios of the funds in its SPG.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2010. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Greater China Fund

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for the ING Greater China Fund, the Board considered that, based on performance data for the periods ended June 30, 2009: (1) the Fund outperformed its Morningstar category median for all periods presented, with the exception of the most recent calendar quarter, during which it underperformed; (2) the Fund outperformed its primary benchmark for all periods presented, with the exception of the year-to-date period, during which it underperformed; and (3) the Fund is ranked in the second quintile of its Morningstar category for the one-year and three-year periods, the third quintile for the year-to-date period, and the fourth quintile for the most recent calendar quarter.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under and Advisory Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Fund; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its SPG, including that: (a) the management fee (inclusive of a 0.10% administration fee) for the Fund is above the median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Fund is above the median and the average expense ratios of the funds in its SPG.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2010. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Index Plus International Equity Fund

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for the ING Index Plus International Equity Fund, the Board considered that, based on performance data for the periods ended June 30, 2009: (1) the Fund outperformed its Morningstar category median for all periods presented, with the exception of the three-year period, during which it underperformed; (2) the Fund outperformed its primary benchmark for all periods presented, with the exception of the three-year period, during which it underperformed; and (3) the Fund is ranked in the first (highest) quintile of its Morningstar category for the most recent calendar quarter, the second quintile for the year-to-date and one-year periods, and the fourth quintile for the three-year period.

In analyzing this performance data, the Board took into account Management’s analysis of the effect that market volatility and the Fund’s quantitative model had on the Fund’s performance during certain periods; and (2) that Management would continue to monitor, and the Board or its IRC would periodically review, the Fund’s performance.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; and (2) the pricing structure

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

(including the expense ratio to be borne by shareholders) of the Fund, as compared to its SPG, including that: (a) the management fee (inclusive of a 0.10% administration fee) for the Fund is below the median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Fund is below the median and the average expense ratios of the funds in its SPG.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) Management would continue to monitor, and the Board or its IRC would periodically review, the Fund’s performance; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2010. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING International Capital Appreciation Fund

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for the ING International Capital Appreciation Fund, the Board considered that, based on performance data for the periods ended June 30, 2009: (1) the Fund outperformed its Morningstar category median for all periods presented; (2) the Fund outperformed its primary benchmark for the most recent calendar quarter and year-to-date periods, but underperformed for the one-year and three-year periods; and (3) the Fund is ranked in the first (highest) quintile of its Morningstar category for the most recent calendar quarter and year-to-date periods, the second quintile for the three-year period, and the third quintile for the one-year period.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Fund; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its SPG, including that: (a) the management fee (inclusive of a 0.10% administration fee) for the Fund is below the median and equal to the average management fees of the funds in its SPG; and (b) the expense ratio for the Fund is below the median and the average expense ratios of the funds in its SPG.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2010. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING International Real Estate Fund

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for the ING International Real Estate Fund, the Board considered that, based on performance data for the periods ended June 30, 2009: (1) the Fund outperformed its Morningstar category median for all periods presented; (2) the Fund outperformed its primary benchmark for the one-year and three-year periods, but underperformed for the most recent calendar quarter and year-to-date periods; and (3) the Fund is ranked in the first (highest) quintile of its Morningstar category for the year-to-date, one-year, and three-year periods, and the third quintile for the most recent calendar quarter.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Fund and its shareholders from breakpoint discounts applicable to the Fund’s advisory fees, which result in lower fees at higher asset levels; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its SPG, including that: (a) the management fee rate (inclusive of a 0.10% administration fee) for the Fund is above the median and the average

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

management fees of the funds in its SPG; and (b) the expense ratio for the Fund is above the median and the average expense ratios of the funds in its SPG.

In analyzing the fee data, the Board took into account that the Adviser is waiving a portion of its advisory fees to meet the contractual expense limit, resulting in a lower effective advisory fee rate.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2010. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING International SmallCap Multi-Manager Fund (formerly ING International SmallCap Fund)

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for the ING International SmallCap Multi-Manager Fund (formerly ING International SmallCap Fund), the Board considered that, based on performance data for the periods ended June 30, 2009: (1) the Fund outperformed its Morningstar category median for the most recent calendar quarter, year-to-date, and five-year periods, but underperformed for the one-year, three-year, and ten-year periods; (2) the Fund underperformed its primary benchmark for all periods presented, with the exception of the most recent calendar quarter and year-to-date periods, during which it outperformed; and (3) the Fund is ranked in the second quintile of its Morningstar category for the most recent calendar quarter and year-to-date periods, the third quintile for the five-year and ten-year periods, and the fourth quintile for the one-year and three-year periods.

In analyzing this performance data, the Board took into account that, in order to address the Board’s concerns regarding the Fund’s overall investment performance, the Fund will eliminate one of its underperforming investment sleeves.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a breakpoint fee schedule where the asset level necessary to reach breakpoint discounts have been reached by the Fund; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its SPG, including that: (a) the management fee (inclusive of a 0.10% administration fee) for the Fund is above the median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Fund is above the median and the average expense ratios of the funds in its SPG.

In analyzing this fee data, the Board took into account that: (1) the sub-advisory fees for the two sleeves of the Fund had been reduced, and a portion of the benefit of these reductions was being shared with investors through advisory fee waivers; and (2) Management’s advisory fee waivers lower the Fund’s effective expense ratio.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) taking into account that the Fund will eliminate one of its underperforming investment sleeves in order to address the Board’s concerns regarding the Fund’s overall investment performance, the Board will permit the Fund to establish a longer performance record for purposes of evaluating performance; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2010. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING International Value Choice Fund

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for the ING International Value Choice Fund, the Board considered that, based on performance data for the periods ended June 30, 2009: (1) the Fund outperformed its Morningstar category median for

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

all periods presented, with the exception of the most recent calendar quarter, during which it underperformed; (2) the Fund outperformed its primary benchmark for the one-year and three-year periods, and underperformed for the most recent calendar quarter and year-to-date periods; and (3) the Fund is ranked in the first (highest) quintile of its Morningstar category for the one-year and three-year periods, the second quintile for the year-to-date period, and the fourth quintile for the most recent calendar quarter.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its SPG, including that: (a) the management fee (inclusive of a 0.10% administration fee) for the Fund is above the median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Fund is above the median and the average expense ratios of the funds in its SPG.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2010. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING International Value Fund

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for the ING International Value Fund, the Board considered that, based on performance data for the periods ended June 30, 2009: (1) the Fund outperformed its Morningstar category median for all periods presented, with the exception of the year-to-date period, during which it underperformed; (2) the Fund outperformed its primary benchmark for all periods presented, with the exception of the year-to-date period, during which it underperformed; and (3) the Fund is ranked in the first (highest) quintile of its Morningstar category for the one-year and ten-year periods, the second quintile for the most recent calendar quarter, three-year, and five-year periods, and the third quintile for the year-to-date period.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Fund; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its SPG, including that: (a) the management fee rate (inclusive of a 0.10% administration fee) for the Fund is above the median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Fund is above the median and the average expense ratios of the funds in its SPG.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to each Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2010. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Russia Fund

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for the ING Russia Fund, the Board considered that, based on performance data for the periods ended June 30, 2009: (1) the Fund outperformed its Morningstar category median for all periods presented, with the exception of the one-year period, during which it

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

underperformed; (2) the Fund underperformed its primary benchmark for all periods presented, with the exception of the most recent calendar quarter and year-to-date periods, during which it outperformed; and (3) the Fund is ranked in the first (highest) quintile of its Morningstar category for the most recent calendar quarter, year-to-date, five-year and ten-year periods, the third quintile for the three-year period, and the fifth (lowest) quintile for the one-year period.

In considering the fees payable under the Advisory and Sub-Advisory Contracts the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its SPG, including that: (a) the management fee (inclusive of a 0.10% administration fee) for the Fund is above the median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Fund is above the median and below the average expense ratios of the funds in its SPG.

In analyzing this fee data, the Board took into account that the Fund is one of just three pure Russia funds offered in the market and, as such, a higher management fee rate and expense ratio is charged due to the Sub-Adviser’s unique experience in this developing market.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2010. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Funds Distributor, LLC offers the funds listed below. Before investing in a fund, shareholders should carefully review the fund’s prospectus. Investors may obtain a copy of a prospectus of any ING Fund by calling (800) 992-0180 or by going to www.ingfunds.com.

Domestic Equity and Income Funds
ING Balanced Fund
ING Core Equity Research Fund
ING Real Estate Fund

Domestic Equity Funds-of-Funds
ING Strategic Allocation Conservative Fund
ING Strategic Allocation Growth Fund
ING Strategic Allocation Moderate Fund

Domestic Equity Growth Funds
ING Corporate Leaders 100 Fund
ING Equity Dividend Fund
ING Growth Opportunities Fund
ING MidCap Opportunities Fund
ING Opportunistic LargeCap Fund
ING Small Company Fund
ING SmallCap Opportunities Fund
ING Tactical Asset Allocation Fund

Domestic Equity Index Funds
ING Index Plus LargeCap Fund
ING Index Plus MidCap Fund
ING Index Plus SmallCap Fund

Domestic Equity Value Fund
ING Value Choice Fund

Fixed-Income Funds
ING GNMA Income Fund
ING High Yield Bond Fund
ING Intermediate Bond Fund

Global Equity Funds
ING Global Equity Dividend Fund
ING Global Natural Resources Fund
ING Global Real Estate Fund
ING Global Value Choice Fund

International Equity Funds
ING Alternative Beta Fund
ING Asia-Pacific Real Estate Fund
ING Emerging Countries Fund
ING European Real Estate Fund
ING Foreign Fund
ING Greater China Fund
ING Index Plus International Equity Fund
ING International Capital Appreciation Fund
ING International Real Estate Fund
ING International SmallCap Multi-Manager Fund
ING International Value Fund
ING International Value Choice Fund
ING Russia Fund

Global and International Fixed-Income Fund
ING Global Bond Fund

Global and International Funds-of-Funds
ING Diversified International Fund
ING Global Target Payment Fund

Loan Participation Fund
ING Senior Income Fund

Money Market Funds*
ING Money Market Fund
ING Classic Money Market Fund

*	An investment in the funds are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

Investment Adviser
ING Investments, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Administrator
ING Funds Services, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Distributor
ING Funds Distributor, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Transfer Agent
PNC Global Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

Custodian
The Bank of New York Mellon
One Wall Street
New York, New York 10286

Legal Counsel
Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006

For more complete information, or to obtain a prospectus on any ING Fund, please call your Investment Professional or ING Funds Distributor, LLC at (800) 992-0180 or log on to www.ingfunds.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund.

PRSAR-UINTALL                  (0410-062310)

Item 2.  Code of Ethics.

Not required for semi-annual filing.

Item 3.  Audit Committee Financial Expert.

Not required for semi-annual filing.

Item 4.  Principal Accountant Fees and Services.

Not required for semi-annual filing.

Item 5.  Audit Committee Of Listed Registrants.

Not required for semi-annual filing.

Item 6.  Schedule of Investments.

Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-end Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-end Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-end Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The Board has a Nominating Committee for the purpose of considering and presenting to the Board candidates it proposes for nomination to fill Independent Trustee vacancies on the Board. The Committee currently consists of all Independent Trustees of the Board. (6 individuals). The Nominating Committee operates pursuant to a Charter approved by the Board. The primary purpose of the Nominating Committee is to consider and present to the Board the candidates it proposes for nomination to fill vacancies on the Board. In evaluating candidates, the Nominating Committee may consider a variety of factors, but it has not at this time set any specific minium qualifications that must be met. Specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination.

The Nominating Committee is willing to consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews its own nominees. A shareholder nominee for director should be submitted in writing to the Fund’s Secretary. Any such shareholder nomination should include at a minimum the following information as to each individual proposed for nomination as trustee: such individual’s written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a trustee (if elected), and all information relating to such individual that is required to be disclosed in the solicitation of proxies for election of trustees, or is otherwise required, in each case under applicable federal securities laws, rules and regulations.

The secretary shall submit all nominations received in a timely manner to the Nominating Committee. To be timely, any such submission must be delivered to the Fund’s Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either disclosure in a press release or in a document publicly filed by the Fund with the Securities and Exchange Commission.

Item 11. Controls and Procedures.

(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	The Code of Ethics is not required for the semi-annual filing.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(a)(3)	Not required for semi-annual filing.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): ING Mayflower Trust

By	/s/ Shaun P. Mathews

Shaun P. Mathews President and Chief Executive Officer

Date:	July 7, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Shaun P. Mathews

Shaun P. Mathews President and Chief Executive Officer

Date:	July 7, 2010

By	/s/ Todd Modic

Todd Modic Senior Vice President and Chief Financial Officer

Date:	July 7, 2010